                                              Registration Statement No. 2-88637


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                         POST-EFFECTIVE AMENDMENT NO. 22

                                       TO

                                    FORM S-6


                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                     OF SECURITIES OF UNIT INVESTMENT TRUSTS
                            REGISTERED ON FORM N-8B-2


A.  Exact Name of Trust:  THE TRAVELERS FUND UL FOR VARIABLE LIFE INSURANCE

B.  Name of Depositor:  THE TRAVELERS INSURANCE COMPANY

C.  Complete Address of Depositor's Principal Executive Offices:

              One Tower Square,
              Hartford, Connecticut  06183

D.  Name and Complete Address of Agent for Service:

              Ernest J. Wright, Secretary
              The Travelers Insurance Company
              One Tower Square
              Hartford, Connecticut  06183

It is proposed that this filing will become effective (check appropriate box):

           immediately upon filing pursuant to paragraph (b)
---------
   X       on May 1, 2001 pursuant to paragraph (b)
---------
           60 days after filing pursuant to paragraph (a)(1)
---------
           on              pursuant to paragraph (a)(1) of Rule 485.
---------     ------------
           this post-effective amendment designates a new effective date --------- for a previously filed post-effective amendment.

E. Title of securities being registered: Pursuant to Rule 24f-2 under the Investment Company Act of 1940 the Registrant hereby declares that an indefinite amount of its variable life insurance policies is being registered under the Securities Act of 1933.

F. Approximate date of proposed public offering: As soon as practicable following the effectiveness of the Registration Statement

         Check the box if it is proposed that this filing will become effective
         on        at         pursuant to Rule 487.
--------    ------    -------                       ---------

                         RECONCILIATION AND TIE BETWEEN
                         FORM N-8B-2 AND THE PROSPECTUS

Item No. of
Form N-8B-2           CAPTION IN PROSPECTUS
--------------        ------------------------------
        1             Cover page
        2             Cover page
        3             Not applicable
        4             The Insurance Company; Distribution
        5             The Travelers Fund UL for Variable Life Insurance
        6             The Travelers Fund UL for Variable Life Insurance
        7             Not applicable
        8             Not applicable
        9             Legal Proceedings and Opinion
        10            Prospectus Summary; The Insurance Company; The Travelers
                      Fund UL for Variable Life Insurance, The Investment
                      Options; The Policy; Transfers of Cash Value; Cash Value
                      and Cash Surrender Value; Voting Rights; Disregard of
                      Voting Rights; Dividends; Lapse and Reinstatement
        11            Prospectus Summary; The Investment Options
        12            Prospectus Summary; The Investment Options
        13            Charges and Deductions; Distribution of the Policies
        14            The Policy
        15            Prospectus Summary; Allocation of Premium Payments
        16            The Investment Options; Allocation of Premium Payments
        17            Prospectus Summary; Right to Cancel Period; Cash Value
                      and Cash Surrender Value; Policy Loans; Exchange Rights
        18            The Investment Options; Charges and Deductions; Federal
                      Tax Considerations; Dividends
        19            Statements to Policy Owners
        20            Not applicable
        21            Policy Loans
        22            Not applicable
        23            Not applicable
        24            Not applicable
        25            The Insurance Company
        26            Not applicable
        27            The Insurance Company
        28            The Insurance Company; Management
        29            The Insurance Company
        30            Not applicable
        31            Not applicable
        32            Not applicable
        33            Not applicable
        34            Not applicable
        35            The Insurance Company; Distribution of the Policies
        36            Not applicable
        37            Not applicable
        38            Distribution of the Policy
        39            The Insurance Company; Distribution of the Policies
        40            Not applicable
        41            The Insurance Company; Distribution of the Policies
        42            Not applicable
        43            Not applicable

Item No. of
Form N-8B-2           CAPTION IN PROSPECTUS
-------------         -----------------------
    44                Allocation of Premium Payments; Accumulation Unit Values
    45                Not applicable
    46                Cash Value and Cash Surrender Value
    47                The Investment Options
    48                Not applicable
    49                Not applicable
    50                Not applicable
    51                Prospectus Summary; The Insurance Company; The Policy;
                      Death Benefits and Lapse and Reinstatement
    52                The Investment Options; Substitution
    53                Federal Tax Considerations
    54                Not applicable
    55                Not applicable
    56                Not applicable
    57                Not applicable
    58                Not applicable
    59                Financial Statements

                          THE TRAVELERS MARKETLIFE(SM)

             INDIVIDUAL VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

FUND UL
CAPITAL APPRECIATION FUND
MANAGED ASSETS TRUST                                PROSPECTUSES
MONEY MARKET PORTFOLIO
TRAVELERS SERIES TRUST                              MAY 1, 2001

The Travelers Insurance Company, One Tower Square, Hartford, Connecticut 06183 X
                           Telephone: (800) 334-4298

                                   PROSPECTUS

This Prospectus describes The Travelers MarketLife(sm), an individual variable universal (flexible premium) life insurance Policy (the "Policy") offered by The Travelers Insurance Company (the "Company"). A Policy Owner may choose the amount of life insurance coverage desired with a minimum Stated Amount of $50,000. The premium payment may be allocated by the Policy Owner to one or more of the variable funding options (the "Investment Options").

During the Policy's Right to Cancel Period, the Applicant may return the Policy to the Company for a refund. The Right to Cancel Period expires on the latest of ten days after you receive the Policy, ten days after we mail or deliver to you a written Notice of Right to Cancel, or 45 days after the Applicant signs the application for insurance (or later if state laws requires).

There is no guaranteed minimum Cash Value for a Policy. The Cash Value of the Policy will vary to reflect the investment performance of the Investment Options to which you have directed your premium payments you bear the investment risk under this policy. The Cash Value is reduced by the various fees and charges assessed under the Policy, as described in this Prospectus. The Policy will remain in effect for as long as the Cash Surrender Value can pay the monthly Policy charges (subject to the Late Period provision) or for a longer period as may be provided under the Lapse Protection Guarantee Rider.

We offer two death benefits under the Policy -- the "Level Option" and the "Variable Option." Under either option, the death benefit will never be less than the Amount Insured (less any outstanding Policy loans or Monthly Deduction Amounts due and unpaid or any Accelerated Benefit Payment Lien). You choose one at the time you apply for the Policy, however you may change the death benefit option, subject to certain conditions.

This Policy may be or become a modified endowment Policy under federal tax law. If so, any partial withdrawal, Policy surrender or loan may result in adverse tax consequences or penalties.

REPLACING EXISTING INSURANCE WITH THIS POLICY MAY NOT BE TO YOUR ADVANTAGE.

EACH OF THE UNDERLYING FUND PROSPECTUSES ARE INCLUDED WITH THE PACKAGE CONTAINING THIS PROSPECTUS. ALL PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS COMPLETE OR TRUTHFUL. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VARIABLE LIFE INSURANCE POLICIES ARE NOT DEPOSITS OF ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER GOVERNMENT AGENCY.

                  THE DATE OF THIS PROSPECTUS IS MAY 1, 2001.

                               TABLE OF CONTENTS

Glossary of Special Terms..............    3
Prospectus Summary.....................    5
General Description....................   10
How the Policy Works...................   10
  Beneficiary..........................   10
  Applying Premium Payments............   11
The Investment Options.................   11
Policy Benefits and Rights.............   15
  Transfers of Cash Value..............   15
  Telephone Transfers..................   15
  Automated Transfers..................   15
     Dollar-Cost Averaging.............   15
     Portfolio Rebalancing.............   16
  Lapse and Reinstatement..............   16
  Lapse Protection Guarantee Rider.....   16
  Additional Insurance Benefits
     (Riders)..........................   16
  Exchange Rights......................   16
  Right to Cancel......................   17
Access to Cash Values..................   17
  Policy Loans.........................   17
  Cash Value and Cash Surrender
     Value.............................   18
Death Benefit..........................   18
     Payment of Proceeds...............   20
     Payment Options...................   20
Maturity Benefits......................   21
     Maturity Extension Rider..........   21
Charges and Deductions.................   21
  Charges Against Premium..............   21
  General..............................   21
     Front-End Sales Charge............   22
     State Premium Tax Charge..........   22
  Monthly Deduction Amount.............   22
     Cost of Insurance Charge..........   22
     Policy Administrative Expense
       Charge..........................   23
     Charges for Supplemental Benefit
       Provisions......................   23
  Charges Against the Separate
     Account...........................   23
     Mortality and Expense Risk
       Charge..........................   23
     Administrative Expense Charge.....   23
  Underlying Fund Fees.................   23
  Surrender Charges....................   23
     Percent of Premium Charge.........   24
     Per Thousand of Stated Amount
       Charge..........................   24
  Transfer Charge......................   24
  Reduction or Elimination of
     Charges...........................   25
The Separate Account and Valuation.....   25
  The Travelers Fund UL for Variable
     Life Insurance (Fund UL ).........   25
  How the Cash Value Varies............   25
  Accumulation Unit Value..............   26
  Net Investment Factor................   26
Changes to the Policy..................   26
  General..............................   26
  Changes in Stated Amount.............   26
  Changes in Death Benefit Option......   27
Additional Policy Provisions...........   27
  Assignment...........................   27
  Limit on Right to Contest and Suicide
     Exclusion.........................   27
  Misstatement as to Sex and Age.......   27
  Voting Rights........................   27
  Disregard of Voting Instructions.....   28
  For Policies Sold Prior to May 1,
     1998..............................   28
  Policies Sold Prior to July 12,
     1995..............................   28
Other Matters..........................   29
  Statements to Policy Owners..........   29
  Suspension of Valuation..............   29
  Dividends............................   29
  Mixed and Shared Funding.............   30
  Distribution.........................   30
  Legal Proceedings and Opinion........   30
  Experts..............................   31
Federal Tax Considerations.............   31
  General..............................   31
  Tax Status of the Policy.............   31
     Definition of Life Insurance......   31
     Diversification...................   32
     Investor Control..................   32
  Tax Treatment of Policy Benefits.....   32
     In General........................   32
     Modified Endowment Contracts......   33
     Exchanges.........................   34
     Aggregation of Modified Endowment
       Contracts.......................   34
     Policies which are not Modified
       Endowment Contracts.............   34
     Treatment of Loan Interest........   34
     The Company's Income Taxes........   34
The Company............................   34
Management.............................   36
  Directors of The Travelers Insurance
     Company...........................   36
  Senior Officers of The Travelers
     Insurance Company.................   36
Example of Policy Charges..............   37
Performance Information................   37
Illustrations..........................   40
Appendix
A -- Annual Minimum Premiums...........   53
B -- Surrender Charges.................   54
C -- Current Monthly Administrative
  Charge...............................   55
C(1) -- Guaranteed Monthly
  Administrative Charge................   57
Financial Statements -- Fund UL
Financial Statements -- The Travelers
  Insurance Company

                           GLOSSARY OF SPECIAL TERMS
--------------------------------------------------------------------------------

The following terms are used throughout the Prospectus, and have the indicated meanings:

ACCUMULATION UNIT -- a standard of measurement used to calculate the values allocated to the Investment Options.

ANNUAL MINIMUM PREMIUM -- the Policy Owner must pay a first premium greater than or equal to one-quarter of this amount for the Policy to be issued. (Please refer to Appendix A.)

BENEFICIARY(IES) -- the person(s) named to receive the benefits of this Policy at the Insured's death.

CASH SURRENDER VALUE -- the Cash Value less any outstanding Policy loan, Accelerated Benefit Lien and surrender charges.

CASH VALUE -- the current value of Accumulation Units credited to each of the Investment Options available under the Policy, plus the value of the Loan Account.

COMPANY'S HOME OFFICE -- the principal executive offices of The Travelers Insurance Company located at One Tower Square, Hartford, Connecticut 06183.

DEDUCTION DATE -- the day in each Policy Month on which the Monthly Deduction Amount is deducted from the Policy's Cash Value.

INSURED -- the person on whose life the Policy is issued.

INVESTMENT OPTIONS -- the segments of the Separate Account to which you may allocate premiums or Cash Value under Fund UL.

ISSUE DATE -- the date on which the Policy is issued by the Company for delivery to the Policy Owner. Policies which replace existing company contracts will maintain the issue date of the original policy.

LAPSE PROTECTION GUARANTEE RIDER -- a rider which provides that the Policy will not lapse during the first three Policy Years if a required amount of premium is paid. (Not available in all states.)

LOAN ACCOUNT -- an account in the Company's general account to which we transfer the amount of any Policy loan, and to which we credit and charge a fixed rate of interest.

MATURITY DATE -- The anniversary of the Policy Date on which the Insured is age 95.

MINIMUM AMOUNT INSURED -- the amount of Death Benefit required to qualify this Policy as life insurance under federal tax law.

MONTHLY DEDUCTION AMOUNT -- the amount of charges deducted from the Policy's Cash Value which includes cost of insurance charges, administrative charges, and any charges for supplemental benefits.

MONTHLY PREMIUM THRESHOLD -- an amount shown on the Policy Summary page, the cumulative amount of which must be paid during the first three Policy Years in order for the Lapse Protection Guarantee to be in effect.

NET AMOUNT AT RISK -- an amount equal to the Death Benefit minus the Cash Value.

NET PREMIUM -- the amount of each premium payment applied to purchase Accumulation Units under the Policy, less the deduction of front-end sales charges and premium tax charges.

PLANNED PREMIUM -- the amount of premium which the Policy Owner chooses to pay to the Company on a scheduled basis, and for which the Company will bill the Policy Owner, either annually, semiannually or through automatic monthly checking account deductions.

POLICY DATE -- the date on which the Policy, benefits and provisions of the Policy become effective.

POLICY MONTH -- monthly periods computed from the Policy Date.

POLICY OWNER (YOU, YOUR OR OWNER) -- the person having rights to benefits under the Policy during the lifetime of the Insured; the Policy Owner may or may not be the Insured.

POLICY YEARS -- annual periods computed from the Policy Date.

SEPARATE ACCOUNT -- assets set aside by The Travelers Insurance Company, for this class of policies and certain policies, the investment performance of which is kept separate from that of other assets of The Travelers Insurance Company; for example, The Travelers Fund UL for Variable Life Insurance.

STATED AMOUNT -- the amount originally selected by the Policy Owner used to determine the Death Benefit, or as may be increased or decreased as described in this Prospectus.

UNDERLYING FUND -- the underlying mutual fund(s) that correspond to each Investment Option. Each Investment Option invests directly in an Underlying Fund.

VALUATION DATE -- a day on which the Separate Account is valued. A Valuation Date is any day on which the New York Stock Exchange is open for trading. The value of Accumulation Units will be determined as of 4:00 p.m. Eastern Time on each Valuation Date.

VALUATION PERIOD -- the period between the close of business on successive Valuation Dates.

                               PROSPECTUS SUMMARY
--------------------------------------------------------------------------------

WHAT IS VARIABLE UNIVERSAL LIFE INSURANCE?

The Flexible Premium Variable Universal Life Insurance Policy is designed to provide insurance protection on the life of the Insured and to build Cash Value. Like other life insurance, it provides an income-tax free death benefit that is payable to the Beneficiary upon the Insured's death. Unlike traditional, fixed-premium life insurance, the Policy allows you, as the owner, to allocate your premium, or transfer Cash Value to various Investment Options (which, in turn invest in the corresponding Underlying Funds). These Investment Options include equity, bond, money market and other types of portfolios. Your Cash Value may increase or decrease daily, depending on investment return. There is no minimum amount guaranteed as it would be in a traditional life insurance policy.

INVESTMENT OPTIONS: You have the ability to choose from a wide variety of Investment Options. These professionally managed stock, bond and money market Investment Options cover a broad spectrum of investment objectives and risk tolerance. Currently, the following Investment Options (subject to state availability) are available under Fund UL:

Capital Appreciation Fund (Janus)               TRAVELERS SERIES FUND INC.
Dreyfus Stock Index Fund -- Initial Shares      AIM Capital Appreciation Portfolio
Managed Assets Trust                            Alliance Growth Portfolio
Money Market Portfolio                          MFS Total Return Portfolio
                                                Putnam Diversified Income Portfolio
DEUTSCHE ASSET MANAGEMENT VIT FUNDS             Smith Barney High Income Portfolio
  EAFE(R) Equity Index Fund (Bankers Trust)     Smith Barney Large Cap Value Portfolio
  Small Cap Index Fund (Bankers Trust)          Smith Barney Large Capitalization Growth
                                                    Portfolio
FRANKLIN TEMPLETON VARIABLE INSURANCE
PRODUCTS TRUST                                  TRAVELERS SERIES TRUST
  Templeton Asset Strategy Fund -- Class I      U.S. Government Securities Portfolio
  Templeton Global Income Securities            Utilities Portfolio
    Fund -- Class I                             Zero Coupon Bond Fund Portfolio Series 2005
  Templeton Growth Securities Fund -- Class I
                                                VARIABLE INSURANCE PRODUCTS FUND (FIDELITY)
GREENWICH STREET SERIES FUND                    Equity-Income Portfolio -- Initial Class
  Equity Index Portfolio -- Class I             Growth Portfolio -- Initial Class
  Fundamental Value Portfolio* (Smith Barney)   High Income Portfolio -- Initial Class
JANUS ASPEN SERIES                              VARIABLE INSURANCE PRODUCTS FUND II
  Aggressive Growth Portfolio -- Service        (FIDELITY)
Shares                                          Asset Manager Portfolio -- Initial Class
  Global Technology Portfolio -- Service
Shares
  Worldwide Growth Portfolio -- Service
Shares

* formerly Total Return Portfolio

Additional Investment Options may be added from time to time. For more information see "The Investment Options." Refer to each Underlying Fund's prospectus for a complete description of the investment objectives, restrictions and other material information.

PREMIUMS: When applying for your Policy, you state how much you intend to pay, and whether you will pay annually, semiannually or monthly via checking account deductions. You may also make unscheduled premium payments in any amount. No premium payments will be accepted if receipt of such premiums would disqualify the Policy as life insurance under applicable federal tax laws.

You indicate on your application what percentage of each Net Premium you would like allocated to the Investment Options. You may change your allocations by writing to the Company or, if you have an authorization form on file, by calling 1-800-334-4298.

During the underwriting period, any premium paid will be held in a non-interest bearing account. After the underwriting period, we apply the first premium to the Investment Options on the later of the Policy Date or the next Valuation Date after we receive it in our Home Office. During the Right to Cancel Period, your Net Premium will be invested in the Money Market Portfolio.

RIGHT TO EXAMINE POLICY: You may return your Policy for any reason and receive a full refund of your premium by mailing us the Policy and a written request for cancellation within a specified period (see "Right to Cancel").

DEATH BENEFITS: At time of application, you select a death benefit option. Under certain conditions you may be able to change the death benefit option at a later date. The options available are:

     - LEVEL OPTION (OPTION 1): the death benefit will be equal to the greater of the Stated Amount or the Minimum Amount Insured.

     - VARIABLE OPTION (OPTION 2): the death benefit will be equal to the greater of the Stated Amount plus the Cash Value or the Minimum Amount Insured.

POLICY VALUES: As with other types of insurance policies, MarketLife will accumulate a Cash Value. The Cash Value of the Policy will increase or decrease to reflect the investment performance of the Investment Options. Monthly charges and any partial surrenders taken will also decrease the Cash Value. There is no minimum guaranteed Cash Value.

     - ACCESS TO POLICY VALUES: You may borrow against your Policy's Cash Surrender Value. The maximum loan amount allowable is 100% of the Cash Surrender Value, subject to state approval. After year 13, the Company offers zero net cost loans. (For Policies issued after July 12, 1995 and before May 1, 1998, the maximum loan allowed is 90% of the Cash Surrender Value. For Policies issued prior to July 12, 1995, the maximum loan allowed is 80% of the Cash Surrender Value.) (See "Policy Loans" for loan impact on coverage and policy values.)

You may cancel all or a portion of your Policy while the Insured is living and receive all or a portion of the Cash Surrender Value. Depending on the amount of time the Policy has been in force, there may be a charge for the partial or full surrender.

TRANSFERS OF POLICY VALUES: You may transfer all or a portion of your Cash Value among the Investment Options. You may do this by writing to the Company or, with the proper authorization, by calling 1-800-334-4298.

You can use automated transfers to take advantage of dollar cost averaging -- investing a fixed amount at regular intervals. For example, you might have a set amount transferred from a relatively conservative Investment Option to a more aggressive one, or to several others.

LAPSE PROTECTION GUARANTEE RIDER: This Rider allows for your Policy to remain in effect for the first three Policy Years. You are required to pay at least the cumulative applicable Monthly Premium Threshold displayed on your Policy's Contract Summary page. If there have been changes in Stated Amounts and/or riders, there will be an adjustment to the Monthly Premium Threshold and this new Threshold must now be met from the effective date of the coverage change. Any loans or partial surrenders are deducted from premium paid to determine if the Lapse Protection Guarantee is in effect.

LATE PERIOD: If the Cash Surrender Value of your Policy becomes less than the amount needed to pay the Monthly Deduction Amount, and the Lapse Protection Guarantee Rider is not in effect, you will have 61 days to pay a premium that is sufficient to cover the Monthly Deduction Amount. If the premium is not paid, your Policy will lapse.

EXCHANGE RIGHTS: During the first two Policy Years, you can exchange this Policy for one that provides benefits that do not vary with the investment return of the Investment Options.

TAX CONSEQUENCES: Currently, the federal tax law excludes all Death Benefit payments from the gross income of the Beneficiary. At any point in time, the Policy may become a modified endowment contract ("MEC"). A MEC has an income-first taxation of all loans, pledges, collateral assignments or partial surrenders. A 10% penalty tax may be imposed on such income distributed before the Policy Owner attains age 59 1/2. The Company has established safeguards for monitoring whether a Policy may become a MEC.

CHARGES AND DEDUCTIONS: Your Policy is subject to the following charges, which compensate the Company for administering and distributing the Policy, as well as paying Policy benefits and assuming related risks. These charges are summarized below, and explained in detail under "Charges and Deductions."

POLICY CHARGES:

     - SALES AND PREMIUM EXPENSE CHARGES -- A sales charge and a premium tax charge are applied to each premium based on the size of your Policy.

                                            PREMIUM
       STATED                SALES            TAX            TOTAL
       AMOUNT                CHARGE         CHARGE          EXPENSES
       ------                ------         -------         --------
 less than $500,000           2.5%           2.5%             5.0%
$500,000 to $999,999          2.0%           2.5%             4.5%
$1,000,000 and over             0%           2.5%             2.5%

     - MONTHLY DEDUCTION -- deductions taken from the value of your Policy each month to cover Cost of Insurance Charges, the monthly policy administrative expense charges and charges for optional benefits.

     - FULL SURRENDER CHARGE -- applies if you surrender your Policy for its full Cash Value or the Policy lapses, during the first 10 years and for 10 years after requesting an increase in coverage. The surrender charge consists of a percent of premium charge and a per thousand of face amount charge.

     - PARTIAL SURRENDER CHARGE -- applies if you surrender part of the value of your Policy.

ASSET-BASED CHARGES:

     - MORTALITY AND EXPENSE RISK CHARGE -- applies to the assets of the Investment Options on a daily basis which equals an annual rate of .80% for the first fifteen years and subject to state availability, for policies issued after May 1, 1998 .25% thereafter. (For Policies issued prior to July 12, 1995, the charge is 0.60% for all Policy Years.) (For Policies issued after July 12, 1995, and prior to May 1, 1998, the charge for the first fifteen years is .80% and .45% thereafter).

     - ADMINISTRATIVE EXPENSE CHARGE -- applies to the assets of the Investment Options on a daily basis which equals an annual rate of .10% for the first fifteen years and 0% thereafter. (For Policies issued prior to July 12, 1995, there is no administrative charge.)

     - UNDERLYING FUND FEES -- the Separate Account purchases shares of the Underlying Funds on a Net Asset Value basis. The shares purchased already reflect the deduction of investment advisory fees and other expenses. The fees are shown below.

                              UNDERLYING FUND FEES

(as a percentage of average daily net assets of the Underlying Fund as of December 31, 2000 unless otherwise noted.)


                                                                                           TOTAL ANNUAL
                                            MANAGEMENT                      OTHER          OPERATING
                                               FEE                        EXPENSES         EXPENSES
                                            (AFTER EXPENSE                (AFTER EXPENSE   (AFTER EXPENSE
             FUNDING OPTIONS                REIMBURSEMENT)   12B-1 FEES   REIMBURSEMENT)   REIMBURSEMENT)
CAPITAL APPRECIATION FUND (JANUS)               0.81%                         0.02%            0.83%
DREYFUS STOCK INDEX FUND -- INITIAL
  SHARES                                        0.25%                         0.01%            0.26%
MANAGED ASSETS TRUST                            0.56%                         0.03%            0.59%
MONEY MARKET PORTFOLIO                          0.38%                         0.02%            0.40%
DEUTSCHE ASSET MANAGEMENT VIT FUNDS
EAFE(R) Equity Index Fund (Bankers Trust)       0.45%                         0.20%             0.65%(1)
Small Cap Index Fund (Bankers Trust)            0.35%                         0.10%             0.45%(1)
FRANKLIN TEMPLETON VARIABLE INSURANCE
  PRODUCTS TRUST
Templeton Asset Strategy Fund -- Class 1        0.60%                         0.21%            0.81%
Templeton Global Income Securities
  Fund -- Class 1                               0.63%                         0.09%             0.72%(2)
Templeton Growth Securities Fund -- Class
  1                                             0.81%                         0.07%             0.88%(2)
GREENWICH STREET SERIES FUND
Equity Index Portfolio -- Class I               0.21%                         0.02%             0.23%(3)
Fundamental Value Portfolio (Smith
  Barney)                                       0.75%                         0.04%             0.79%(4)
JANUS ASPEN SERIES
Aggressive Growth Portfolio -- Service
  Shares*                                       0.65%          0.25%          0.02%            0.92%
Global Technology Portfolio -- Service
  Shares*                                       0.65%          0.25%          0.04%            0.94%
Worldwide Growth Portfolio -- Service
  Shares*                                       0.65%          0.25%          0.05%            0.95%
THE TRAVELERS SERIES TRUST
U.S. Government Securities Portfolio            0.39%                         0.09%            0.48%
Utilities Portfolio                             0.71%                         0.18%            0.89%
Zero Coupon Bond Fund Portfolio Series
  2005                                          0.10%                         0.05%             0.15%(5)
TRAVELERS SERIES FUND INC.
AIM Capital Appreciation Portfolio              0.80%                         0.03%             0.83%(6)
Alliance Growth Portfolio                       0.80%                         0.01%             0.81%(6)
MFS Total Return Portfolio                      0.80%                         0.04%             0.84%(6)
Putnam Diversified Income Portfolio             0.75%                         0.12%             0.87%(6)
Smith Barney High Income Portfolio              0.60%                         0.06%             0.66%(6)
Smith Barney Large Cap Value Portfolio          0.65%                         0.01%             0.66%(6)
Smith Barney Large Capitalization Growth        0.75%                         0.02%             0.77%(6)
Portfolio
VARIABLE INSURANCE PRODUCTS FUND
Equity-Income Portfolio -- Initial Class        0.48%                         0.08%             0.56%(7)
Growth Portfolio -- Initial Class               0.57%                         0.08%             0.65%(7)
High Income Portfolio -- Initial Class          0.58%                         0.10%            0.68%
VARIABLE INSURANCE PRODUCTS FUND II
Asset Manager Portfolio -- Initial Class        0.53%                         0.08%            0.61%

( *) The 12b-1 fees deducted from these classes cover certain distribution, shareholder support and administrative services provided by intermediaries (the insurance company, broker dealer or other service providers).
( 1) These fees reflect a voluntary expense reimbursement arrangement whereby the Adviser has agreed to reimburse the funds. Without such arrangement, Other Expenses and Total Annual Operating Expenses for the EAFE(R) EQUITY INDEX FUND and the SMALL CAP INDEX FUND would have been 0.47% and 0.92%, and 0.34% and 0.69%, respectively.
( 2) The Fund administration fee is paid indirectly through the Management Fee for TEMPLETON GLOBAL INCOME SECURITIES FUND -- CLASS 1 and the TEMPLETON GROWTH SECURITIES FUND -- CLASS 1.
( 3) The Management Fee includes 0.06% for fund administration.

( 4) The Management Fee includes 0.20% for fund administration.

( 5) The Adviser has agreed to reimburse the TRAVELERS ZERO COUPON BOND FUND
     2005 for the period ended December 31, 2000. If such expenses were not voluntarily reimbursed, the Other Expenses and Total Annual Operating Expenses would have been 1.34% and 1.44% respectively.

( 6) Expenses are as of October 31, 2000 (the Fund's fiscal year end). There were no fees waived or expenses reimbursed for these funds in 2000.

( 7) Actual annual operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses, and/or because through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's custodian expenses. Without such reduction, Total Annual Operating Expenses for the EQUITY-INCOME PORTFOLIO -- INITIAL CLASS and GROWTH PORTFOLIO -- INITIAL CLASS would have been 0.55% and 0.64%.

                              GENERAL DESCRIPTION
--------------------------------------------------------------------------------

This prospectus describes an individual flexible premium variable universal life insurance Policy offered by The Travelers Insurance Company ("Company"). The policy offers:

     - Flexible premium payments (you select the timing and amount of the premium)

     - A selection of Investment Options

     - A choice of two death benefit options

     - Loans and partial withdrawal privileges

     - The ability to increase or decrease the Policy's face amount of insurance

     - Additional benefits through the use of optional riders

This Policy is both an insurance product and a security. The Policy is first and foremost a life insurance Policy with death benefits, Cash Values and other features traditionally associated with life insurance. The Policy is a security because the Cash Value and, under certain circumstances, the Amount Insured, and Death Benefit may increase or decrease depending on the investment experience of the Investment Options chosen.

There may be differences in your Policy (such as differences in fees, charges, and benefits) from the one described in this prospectus because of the requirements of the state where we issued your Policy. Consult your Policy for its specific terms.

THE APPLICATION. In order to become a policy owner, you must submit an application to the Company. You must provide evidence of insurability. On the application, you will also indicate:

     - the amount of insurance desired (the "Stated Amount"); minimum of $50,000

     - your choice of the two death benefit options

     - the beneficiary(ies), and whether or not the beneficiary is irrevocable

     - your choice of Investment Options.

Our underwriting staff will review the application, and, if approved, we will issue the Policy.

                              HOW THE POLICY WORKS
--------------------------------------------------------------------------------

You make premium payments and direct them to one or more of the available Investment Options. The Policy's Cash Value will increase or decrease depending on the performance of the Investment Options you select. In the case of death benefit option 2, the death benefit will also vary based on the Investment Options' performance.

BENEFICIARY

The Applicant names the Beneficiary in the application for the Policy. The Policy Owner may change the Beneficiary (unless irrevocably named) during the Insured's lifetime by sending a written request to the Company. If no Beneficiary is living when the Insured dies, the Death Benefit will be paid to the Policy Owner, if living; otherwise, the Death Benefit will be paid to the Policy Owner's estate.

Your Policy becomes effective once our underwriting staff has approved the application and once the first premium payment has been made. The Policy Date is the date we use to determine all future transactions on the policy, for example, the deduction dates, policy months, policy years. The Policy Date may be before or the same date as the Issue Date. During the underwriting period, any premium paid will be held in a non-interest bearing account. Your policy will stay in effect as long as the policy's Cash Surrender Value can pay the policy's monthly charges.

APPLYING PREMIUM PAYMENTS

During the underwriting period, any premium paid will be held in a non-interest bearing account. After the underwriting period, we apply the first premium to the Investment Options on the later of the Policy Date or the next Valuation Date after we receive it at our Home Office. During the Right to Cancel Period, we allocate Net Premiums to the Money Market Portfolio. At the end of the Right to Cancel Period, we direct the Net Premiums to the Investment Option(s) selected on the application, unless you give us other directions.

The Investment Options are segments of the Separate Account. They correspond to Underlying Funds with the same names. The available Investment Options are listed below.

We credit your policy with Accumulation Units of the Investment Option(s) you have selected. We calculate the number of Accumulation Units by dividing your Net Premium Payment by each Investment Option's Accumulation Unit Value computed after we receive your payment.

                             THE INVESTMENT OPTIONS
--------------------------------------------------------------------------------

You may allocate Premium Payments to one or more of the available Investment Options. The Investment Options currently available under the Policy may be added, withdrawn or substituted as permitted by applicable state or federal law. We would notify you before making such a change. Please read carefully the complete risk disclosure in each Underlying Fund's prospectus before investing. For more detailed information on the investment advisers and their services and fees, please refer to the prospectuses for the Underlying Funds. In addition, Travelers has entered into agreements with either the investment Underlying Fund's adviser or distributor of certain of the Underlying Funds in which the adviser or distributor pays us a fee for providing administrative services, which fee may vary. The fee is ordinarily based upon an annual percentage of the average aggregate net amount invested in the Underlying Funds on behalf of the Separate Account.

The Investment Options currently available under Fund UL are as follows:

    INVESTMENT OPTION               INVESTMENT OBJECTIVE           INVESTMENT ADVISER/SUBADVISER
    -----------------               --------------------           -----------------------------
Capital Appreciation Fund  Seeks growth of capital through the     Travelers Asset Management
(Janus)                    use of common stocks. Income is not an  International Company LLC
                           objective. The Fund invests             ("TAMIC")
                           principally in common stocks of small   Subadviser: Janus Capital
                           to large companies which are expected   Corp.
                           to experience wide fluctuations in
                           price in both rising and declining
                           markets.
Dreyfus Stock Index Fund   Seeks to provide investment results     Mellon Equity
-- Initial Shares          that correspond to the price and yield
                           performance of publicly traded common
                           stocks in the aggregate, as
                           represented by the Standard & Poor's
                           500 Composite Stock Price Index.
Managed Assets Trust       Seeks high total investment return      TAMIC
                           through a fully managed investment      Subadviser: Travelers
                           policy in a portfolio of equity, debt   Investment Management Company
                           and convertible securities.             ("TIMCO")
Money Market Portfolio     Seeks high current income from short-   TAMIC
                           term money market instruments while
                           preserving capital and maintaining a
                           high degree of liquidity.

    INVESTMENT OPTION               INVESTMENT OBJECTIVE           INVESTMENT ADVISER/SUBADVISER
    -----------------               --------------------           -----------------------------
DEUTSCHE ASSET MANAGEMENT
VIT FUNDS
EAFE Equity Index Fund     Seeks to replicate, before deduction    Bankers Trust Company
                           of expenses, the total return
                           performance of the EAFE index.
Small Cap Index Fund       Seeks to replicate, before deduction    Bankers Trust Company
                           of expenses, the total return
                           performance of the Russell 2000 index.
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Templeton Asset Strategy   Seeks a high level of total return      Templeton Investment Counsel,
Fund -- Class 1            with reduced risk over the long term    Inc.
                           through a flexible policy of investing
                           in stocks of companies in any nation
                           and debt obligations of companies and
                           governments of any nation.
Templeton Global Income    Seeks high current income by investing  Franklin Advisers, Inc.
Securities Fund -- Class   primarily in debt securities of compa-  Subadviser: Templeton
1                          nies, governments and government        Investment Counsel, Inc.
                           agencies of various nations throughout
                           the world.
Templeton Growth           Seeks capital growth by investing       Templeton Global Advisers
Securities Fund -- Class   primarily in common stocks issued by    Limited
1                          companies, large and small, in various
                           nations throughout the world.
GREENWICH STREET
  SERIES FUND
Equity Index Portfolio --  Seeks to replicate, before deduction    TIMCO
Class 1                    of expenses, the total return
                           performance of the S&P 500 index.
Fundamental Value          Seeks long-term capital growth with     Smith Barney Fund Man-
Portfolio                  current income as a secondary           agement LLC ("SBFM")
                           objective.
JANUS ASPEN SERIES
Aggressive Growth          Seeks long-term capital growth by       Janus Capital
Portfolio -- Service       investing primarily in common stocks
Shares                     selected for their growth potential,
                           normally investing at least 50% in the
                           equity assets of medium-sized
                           companies.
Global Technology          Seeks long-term capital growth by       Janus Capital
Portfolio -- Service       investing primarily in equity
Shares                     securities of U.S. and foreign
                           companies, normally investing at least
                           65% of its total assets in companies
                           likely to benefit significantly from
                           advances in technology.

    INVESTMENT OPTION               INVESTMENT OBJECTIVE           INVESTMENT ADVISER/SUBADVISER
    -----------------               --------------------           -----------------------------
Worldwide Growth           Seeks growth of capital in a manner     Janus Capital
Portfolio -- Service       consistent with preservation of
Shares                     capital by investing primarily in
                           common stocks of companies of any size
                           throughout the world.
TRAVELERS SERIES FUND INC.
AIM Capital Appreciation   Seeks capital appreciation by           Travelers Investment Adviser
Portfolio                  investing principally in common stock,  ("TIA")
                           with emphasis on medium-sized and       Subadviser: AIM Capital
                           smaller emerging growth companies.      Management Inc.
Alliance Growth Portfolio  Seeks long-term growth of capital by    TIA
                           investing predominantly in equity       Subadviser: Alliance Capital
                           securities of companies with a          Management L.P.
                           favorable outlook for earnings and
                           whose rate of growth is expected to
                           exceed that of the U.S. economy over
                           time. Current income is only an
                           incidental consideration.
MFS Total Return           Seeks to obtain above-average income    TIA
Portfolio                  (compared to a portfolio entirely       Subadviser: Massachusetts
                           invested in equity securities)          Financial Services ("MFS")
                           consistent with the prudent employment
                           of capital. Generally, at least 40% of
                           the Portfolio's assets will be
                           invested in equity securities.
Putnam Diversified Income  Seeks high current income consistent    TIA
Portfolio                  with preservation of capital. The       Subadviser: Putnam Investment
                           Portfolio will allocate its             Management, Inc.
                           investments among the U.S. Government
                           Sector, the High Yield Sector, and the
                           International Sector of the
                           fixed-income securities markets.
Smith Barney High Income   Seeks high current income. Capital      SBFM
Portfolio                  appreciation is a secondary objective.
                           The Portfolio will invest at least 65%
                           of its assets in high-yielding
                           corporate debt obligations and
                           preferred stock.
Smith Barney Large Cap     Seeks current income and long-term      SBFM
Value Portfolio            growth of income and capital by
                           investing primarily, but not
                           exclusively, in common stocks.
Smith Barney Large         Seeks long-term growth of capital by    SBFM
Capitalization Growth      investing in equity securities of
Portfolio                  companies with large market
                           capitalizations.

    INVESTMENT OPTION               INVESTMENT OBJECTIVE           INVESTMENT ADVISER/SUBADVISER
    -----------------               --------------------           -----------------------------
TRAVELERS SERIES TRUST
U.S. Government            Seeks to select investments from the    TAMIC
Securities Portfolio       point of view of an investor concerned
                           primarily with highest credit quality,
                           current income and total return. The
                           assets of the U.S. Government Securi-
                           ties Portfolio will be invested in
                           direct obligations of the United
                           States, its agencies and
                           instrumentalities.
Utilities Portfolio        Seeks to provide current income by      SBFM
                           investing in equity and debt
                           securities of companies in the utility
                           industries.
Zero Coupon Bond Fund      Seeks to provide as high an investment  TAMIC
Portfolio Series 2005      return as consistent with the
                           preservation of capital investing in
                           primarily zero coupon securities that
                           pay cash income but are acquired by
                           the Portfolio at substantial discounts
                           from their values at maturity. The
                           Zero Coupon Bond Fund Portfolio may
                           not be appropriate for Policy Owners
                           who do not plan to have their premiums
                           invested in shares of the Portfolio
                           for the long term or until maturity.
VARIABLE INSURANCE
  PRODUCTS FUND
Equity-Income              Seeks reasonable income by investing    Fidelity Management &
Portfolio -- Initial       primarily in income-producing equity    Research Company ("FMR")
Class                      securities; in choosing these
                           securities, the portfolio manager will
                           also consider the potential for
                           capital appreciation.
Growth                     Seeks capital appreciation by purchas-  FMR
Portfolio -- Initial       ing common stocks of well-known,
Class                      established companies, and small
                           emerging growth companies, although
                           its investments are not restricted to
                           any one type of security. Capital
                           appreciation may also be found in
                           other types of securities, including
                           bonds and preferred stocks.
High Income Portfolio --   Seeks to obtain a high level of         FMR
Initial Class              current income by investing primarily
                           in high yielding, lower-rated,
                           fixed-income securities, while also
                           considering growth of capital.

    INVESTMENT OPTION               INVESTMENT OBJECTIVE           INVESTMENT ADVISER/SUBADVISER
    -----------------               --------------------           -----------------------------
VARIABLE INSURANCE
PRODUCTS FUND II
Asset Manager              Seeks high total return with reduced    FMR
Portfolio -- Initial       risk over the long-term by allocating
Class                      its assets among stocks, bonds and
                           short-term fixed-income instruments.

                           POLICY BENEFITS AND RIGHTS
--------------------------------------------------------------------------------

TRANSFERS OF CASH VALUE

As long as the Policy remains in effect, you may transfer the Cash Value between Investment Options. We reserve the right to restrict the number of free transfers to four times in any Policy Year and to charge $10 for each additional transfer; however, there is currently no charge for transfers. We also reserve the right to restrict transfers by any market timing firm or any other third party authorized to initiate transfers on behalf of multiple contract owners. We may, among other things, not accept: 1) the transfer instructions of any agent acting under a power of attorney on behalf of more than one owner or (2) the transfer or exchange instructions of individual owners who have executed pre-authorized transfer forms which are submitted by marketing timing firms or other third parties on behalf of more than one owner. We further reserve the right to limit transfers that we determine will disadvantage other contract owners.

We calculate the number of Accumulation Units involved using the Accumulation Unit Values normally calculated as of 4:00 p.m. Eastern time on each Valuation Date on which we receive the request.

TELEPHONE TRANSFERS

The Policy Owner may make the request in writing by mailing such request to the Company at its Home Office, or by telephone (if an authorization form is on file) by calling 1-800-334-4298. The Company will take reasonable steps to ensure that telephone transfer requests are genuine. These steps may include seeking proper authorization and identification prior to processing telephone requests. Additionally, the Company will confirm telephone transfers. Any failure to take such measures may result in the Company's liability for any losses due to fraudulent telephone transfer requests.

AUTOMATED TRANSFERS

DOLLAR-COST AVERAGING
You may establish automated transfers of Policy Values on a monthly or quarterly basis from any Investment Option(s) to any other available Investment Option(s) through written request or other method acceptable to the Company. You must have a minimum total Policy Value of $1,000 to enroll in the Dollar-Cost Averaging program. The minimum total automated transfer amount is $100.

You may start or stop participation in the Dollar-Cost Averaging program at any time, but you must give the Company at least 30 days' notice to change any automated transfer instructions that are currently in place. Automated transfers are subject to all of the other provisions and terms of the Policy. The Company reserves the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service.

Before transferring any part of the Policy Value, Policy Owners should consider the risks involved in switching between investments available under this Policy. Dollar cost averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.

PORTFOLIO REBALANCING
Once you allocate your Net Premium among the Investment Options, the performance of each Underlying Fund may cause your allocation to differ from your original allocation. You may elect to have the Company periodically reallocate values in your policy.

LAPSE AND REINSTATEMENT

Except as provided below under "Lapse Protection Guarantee," the Policy will remain in effect until the Cash Surrender Value of the Policy on any Deduction Date can no longer cover the Monthly Deduction Amount or loan interest due but not paid in cash. If this happens, we will notify you in writing that if the amount shown in the notice is not paid within 61 days (the "Late Period"), the Policy may lapse. The amount shown will be enough to pay the deduction amount due. The Policy will continue through the Late Period, but if no payment is received by us, it will terminate at the end of the Late Period. If the person Insured under the Policy dies during the Late Period, the Death Benefit payable will be reduced by the Monthly Deduction Amount due plus the amount of any outstanding loan plus any Accelerated Benefit Payment Lien. (See "Death Benefit," below.)

If the Policy lapses, you may reinstate the Policy by paying the reinstatement premium (and any applicable charges) shown in the Policy. You may request reinstatement within three years of lapse (unless a different period is required under applicable state law). Upon reinstatement, the Policy's Cash Value will equal the Net Premium. In addition, the Company reserves the right to require satisfactory evidence of insurability.

LAPSE PROTECTION GUARANTEE RIDER

You may add a Lapse Protection Guarantee Rider to the Policy (as long as the Insured is not a substandard risk). The Lapse Protection Guarantee Rider benefit provides that if during the first three Policy Years (the "Guarantee Period") the total premiums paid under the Policy, less any Loan Account Value or partial surrenders, equal or exceed the cumulative applicable Monthly Premium Threshold shown on the Policy Summary Page of the Policy, a Lapse Protection Guarantee will be in effect. (This rider is not available in all jurisdictions.) This rider provides that the Policy will not lapse during the next Policy Month even if the Cash Surrender Value is insufficient to pay the Monthly Deduction Amount due, provided the next Policy Month is within the Guarantee Period. The Premium Threshold will change if the Policy Owner makes a change in the Stated Amount or adds or eliminates supplemental benefit riders under the Policy. In such event, the Company will send the Policy Owner notice of the new applicable Premium Threshold which must be met until the expiration of the Guarantee Period in order for the guarantee to remain in effect.

ADDITIONAL INSURANCE BENEFITS (RIDERS)

Subject to certain requirements, there are additional Riders which may be added to your base policy, including the Lapse Protection Guarantee Rider (described above), and the Maturity Extension Rider (described in the "Maturity Benefits" section). There may be additional costs associated with these Riders. Depending on your circumstances, it may be less costly to purchase more death benefit coverage under the primary insured term Rider than under the basic variable policy.

EXCHANGE RIGHTS

Once the Policy is in effect, it may be exchanged during the first 24 months for a non-variable permanent individual life insurance policy issued by the Company (or an affiliated company) on the life of the Insured. Benefits under the new life insurance policy will be as described in that policy. No evidence of insurability will be required. You have the right to select the same Death Benefit or Net Amount At Risk as the former Policy at the time of exchange. Cost of insurance rates will be based on the same risk classification as those of the former Policy. Any outstanding Policy loan must be repaid before we will make an exchange. In addition, there may be an adjustment for the difference in Cash Value between the two Policies.

RIGHT TO CANCEL

An Applicant may cancel the Policy by returning it via mail or personal delivery to the Company or to the agent who sold the Policy. The Policy must be returned by the latest of:

     (1) 10 days after delivery of the Policy to you

     (2) 45 days of completion of the Policy application

     (3) 10 days after the Notice of Right to Cancel has been mailed or delivered to the Applicant whichever is latest, or

     (4) later if required by state law.

We will refund the greater of all premium payments or the sum of:

     (1) the difference between the premium paid, including any fees or charges, and the amounts allocated to the Investment Option(s),

     (2) the value of the amounts allocated to the Investment Option(s) on the date on which the Company receives the returned Policy, and

     (3) any fees and other charges imposed on amounts allocated to the Investment Option(s).

We will make the refund within seven days after we receive your returned Policy.

                             ACCESS TO CASH VALUES
--------------------------------------------------------------------------------

POLICY LOANS

A Policy Owner may obtain a cash loan from the Company secured by the Policy not to exceed 90% of the Policy's Cash Value (determined on the day on which the Company receives the written loan request), less any surrender penalties (which include a percent of premium charge and per thousand of Stated Amount charge). The amount of any Accelerated Benefit Payment Lien is added to the outstanding loan to determine if there is cash available for a loan. For Policy loans taken after January 1, 2001, subject to state availability, it is anticipated the maximum loan amount will be increased to 100% from 90%. Subject to state law, no loan requests may be made for amounts of less than $100.

If there is a loan outstanding at the time a subsequent loan request is made, the amount of the outstanding loan will be added to the new loan request. The Company will charge interest on the outstanding amounts of the loan, which interest must be paid in advance by the Policy Owner. For Policies issued after July 12, 1995, during the first thirteen Policy Years, the full Loan Account Value will be charged an annual interest rate of 7.4%; thereafter 3.85% will be charged. For Policies issued prior to July 12, 1995 (or where state approval has not been received), refer to "Policies Sold Prior to July 12, 1995," if applicable.

The amount of the loan will be transferred as of the date the loan is made on a pro rata basis from each of the Investment Options attributable to the Policy (unless the Policy Owner states otherwise) to another account (the "Loan Account"). Amounts in the Loan Account will be credited by the Company with a fixed annual rate of return of 4% (6% in New York and Massachusetts) and will not be affected by the investment performance of the Investment Options. When loan repayments are made, the amount of the repayment will be deducted from the Loan Account and will be reallocated based upon premium allocation percentages among the Investment Options applicable to the Policy (unless the Policy Owner states otherwise). The Company will make the loan to the Policy Owner within seven days after receipt of the written loan request.

An outstanding loan amount decreases the Cash Surrender Value. If a maximum loan is taken or a loan is not repaid, it permanently decreases the Cash Surrender Value, which could cause the Policy to lapse (see "Lapse and Reinstatement"). For example, if a Policy has a Cash Surrender Value of $10,000, the Policy Owner may take a loan of 90% or $9,000, leaving a new Cash

Surrender Value of $1,000. In addition, the Death Benefit actually payable would be decreased because of the outstanding loan. Furthermore, even if the loan is repaid, the Death Benefit and Cash Surrender Value may be permanently affected since the Policy Owner was not credited with the investment experience of an Investment Option on the amount in the Loan Account while the loan was outstanding. All or any part of a loan secured by a Policy may be repaid while the Policy is still in effect.

CASH VALUE AND CASH SURRENDER VALUE

The Cash Value of a Policy changes on a daily basis and will be computed on each Valuation Date. The Cash Value will vary to reflect the investment performance of the Investment Options, as well as any partial Cash Surrenders, Monthly Deduction Amount, daily Separate Account charges, and any additional Premium Payments. There is no minimum guaranteed Cash Value.

The Cash Value of a particular Policy is related to the Net Asset Value of the Investment Options to which premium payments on the Policy have been allocated. The Cash Value on any Valuation Date is calculated by multiplying the number of Accumulation Units credited to the Policy in each Investment Options as of the Valuation Date by the current Accumulation Unit Value of that Investment Option, then adding the collective result for each of the Investment Options credited to the Policy, and finally adding the value (if any) of the Loan Account. A Policy Owner may withdraw Cash Value from the Policy, or transfer Cash Value among the Investment Options, on any Valuation Date.

As long as the Policy is in effect and before the Maturity Date, a Policy Owner may elect, without the consent of the Beneficiary (provided the designation of Beneficiary is not irrevocable), to surrender the Policy and receive its "Cash Surrender Value"; i.e., the Cash Value of the Policy determined as of the day the Company receives the Policy Owner's written request, less any outstanding Policy loan, less any Accelerated Benefit Payment Lien, and less any applicable Surrender Charges. For full surrenders, the Company will pay the Cash Surrender Value of the Policy within seven days following its receipt of the written request, or on the date requested by the Policy Owner, whichever is later. The Policy will terminate on the Deduction Date next following the Company's receipt of the written request, or on the Deduction Date next following the date on which the Policy Owner requests the surrender to become effective, whichever is later.

In the case of partial surrenders, the Cash Surrender Value will be equal to the net amount requested to be surrendered minus any applicable Surrender Charges. The deduction from Cash Value for a partial surrender will be made on a pro rata basis against the Cash Value of each of the Investment Options attributable to the Policy (unless the Policy Owner states otherwise in writing).

In addition to reducing the Cash Value of the Policy, partial surrenders will reduce the Death Benefit payable under the Policy. Under Option 1, the Stated Amount of the Policy will be reduced by the amount of the partial surrender. Under Option 2, the Cash Value, which is part of the Death Benefit, will be reduced by the amount of the partial surrender. The Company may require return of the Policy to record such reduction.

                                 DEATH BENEFIT
--------------------------------------------------------------------------------

The Death Benefit under the Policy is the amount paid to the Beneficiary upon the Insured's death. The Death Benefit will be reduced by any outstanding charges, any Accelerated Benefit Payment Lien, fees and Policy loans. All or part of the Death Benefit may be paid in cash or applied to one or more of the payment options described in the following pages.

You may elect one of two Death Benefit options. As long as the Policy remains in effect, the Company guarantees that the Death Benefit under either option will be at least the current Stated

Amount of the Policy less any outstanding Policy loan, any Accelerated Benefit Payment Lien, and any unpaid Deduction Amount due. The Death Benefit under either option may vary with the Cash Value of the Policy. Under Option 1 (the "Level Option"), the Death Benefit will be equal to the Stated Amount of the Policy or, if greater, a specified multiple of Cash Value (the "Minimum Amount Insured"). Under Option 2 (the "Variable Option"), the Death Benefit will be equal to the Stated Amount of the Policy plus the Cash Value (determined as of the date of the Insured's death) or, if greater, the Minimum Amount Insured.

The Minimum Amount Insured is the amount required to qualify the Policy as a life insurance Policy under the current federal tax law. Under that law, the Minimum Amount Insured equals a stated percentage of the Policy's Cash Value determined as of the first day of each Policy Month. The percentages differ according to the attained age of the Insured. The Minimum Amount Insured is set forth in the Policy and may change as federal income tax laws or regulations change. The following is a schedule of the applicable percentages. For attained ages not shown, the applicable percentages will decrease evenly:

ATTAINED AGE                   PERCENTAGE
------------                   ----------
  0-40                            250
   45                             215
   50                             185
   55                             150
   60                             130
   65                             120
   70                             115
   75                             105
   95+                            100

Federal tax law imposes another cash funding limitation on cash value life insurance Policies that may increase the Minimum Amount Insured shown above. This limitation known as the "guideline premium limitation," generally applies during the early years of variable universal life insurance Policies.

The following examples demonstrate the relationship between the Death Benefit, the Cash Surrender Value and the Minimum Amount Insured under Options 1 and 2 of the Policy. The examples assume an Insured of age 40, a Minimum Amount Insured of 250% of Cash Value (assuming the preceding table is controlling as to Minimum Amount Insured), and no outstanding Policy loan.

OPTION 1 -- "LEVEL" DEATH BENEFIT

STATED AMOUNT: $50,000

In the following examples of an Option 1 "Level" Death Benefit, the Death Benefit under the Policy is generally equal to the Stated Amount of $50,000. Since the Policy is designed to qualify as a life insurance Policy, the Death Benefit cannot be less than the Minimum Amount Insured (or, in this example, 250% of the Cash Value).

EXAMPLE ONE. If the Cash Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). Since the Death Benefit in the Policy is the greater of the Stated Amount ($50,000) or the Minimum Amount Insured ($25,000), the Death Benefit would be $50,000.

EXAMPLE TWO. If the Cash Value of the Policy equals $40,000, the Minimum Amount Insured would be $100,000 ($40,000 x 250%). The resulting Death Benefit would be $100,000 since the Death Benefit is the greater of the Stated Amount ($50,000) or the Minimum Amount Insured ($100,000).

OPTION 2 -- "VARIABLE" DEATH BENEFIT

STATED AMOUNT: $50,000

In the following examples of an Option 2 "Variable" Death Benefit, the Death Benefit varies with the investment performance of the applicable Investment Options and will generally be equal to the Stated Amount plus the Cash Value of the Policy (determined on the date of the Insured's death). The Death Benefit cannot, however, be less than the Minimum Amount Insured (or, in this example, 250% of the Cash Value).

EXAMPLE ONE. If the Cash Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). The Death Benefit ($60,000) would be equal to the Stated Amount ($50,000) plus the Cash Value ($10,000), unless the Minimum Amount Insured ($25,000) was greater.

EXAMPLE TWO. If the Cash Value of the Policy equals $60,000, then the Minimum Amount Insured would be $150,000 ($60,000 x 250%). The resulting Death Benefit would be $150,000 because the Minimum Amount Insured ($150,000) is greater than the Stated Amount plus the Cash Value ($50,000 + $60,000 = $110,000).

PAYMENT OF PROCEEDS

Death Benefits are payable within seven days after we receive satisfactory proof of the Insured's death. The amount of Death Benefit paid will be adjusted to reflect any Policy loan, any unpaid Monthly Deduction Amounts, any Accelerated Benefit Payment Lien, any material misstatements in the Policy application as to age or sex of the Insured, and any amounts payable to an assignee under a collateral assignment of the Policy. (See "Assignment.")

Subject to state law, if the Insured commits suicide within two years following the Issue Date, limits on the amount of Death Benefit paid will apply. (See "Limit on Right to Contest and Suicide Exclusion.") In addition, if the Insured dies during the 61-day period after the Company gives notice to the Policy Owner that the Cash Surrender Value of the Policy is insufficient to meet the Monthly Deduction Amount due against the Cash Value of the Policy, then the Death Benefit actually paid to the Policy Owner's Beneficiary will be reduced by the amount of the Deduction Amount that is due and unpaid. (See "Cash Value and Cash Surrender Value," for effects of partial surrenders on Death Benefits.)

PAYMENT OPTIONS

We will pay policy proceeds in a lump sum, unless you or the Beneficiary select one of the Company's payment options. We may defer payment of proceeds which exceed the Death Benefit for up to six months from the date of the request for the payment. A combination of options may be used. The minimum amount that may be placed under a payment option is $5,000 unless we consent to a lesser amount. Proceeds applied under an option will no longer be affected by the investment experience of the Investment Options.

     The following payment options are available under the Policy:

     OPTION 1 -- Payments of a Fixed Amount

     OPTION 2 -- Payments for a Fixed Period

     OPTION 3 -- Amounts Held at Interest

     OPTION 4 -- Monthly Life Income

     OPTION 5 -- Joint and Survivor Level Amount Monthly Life Income

     OPTION 6 -- Joint and Survivor Monthly Life Income-Two-thirds to Survivor

     OPTION 7 -- Joint and Last Survivor Monthly Life Income-Monthly Payment
                 Reduces on Death of First Person Named

     OPTION 8 -- Other Options

We will make any other arrangements for periodic payments as may be agreed upon. If any periodic payment due any payee is less than $100, we may make payments less often. If we have declared a higher rate under an option on the date the first payment under an option is due, we will base the payments on the higher rate.

                               MATURITY BENEFITS
--------------------------------------------------------------------------------

The Maturity Date is the anniversary of the Policy Date on which the Insured is age 95. If the Insured is living on the Maturity Date, the Company will pay you the Policy's Cash Value less any outstanding Policy loan or unpaid Deduction Amount. You must surrender the Policy to us before we make a payment, at which point the Policy will terminate and we will have no further obligations under the Policy.

MATURITY EXTENSION RIDER

When the Insured reaches age 94, and at any time during the twelve months thereafter, you may request that coverage be extended beyond the Maturity Date (the "Maturity Extension Benefit"). This Maturity Extension Benefit may not be available in all jurisdictions. If we receive such request before the Maturity Date, the Policy will continue until the earlier of the death of the Insured or the date on which the Policy Owner requests that the Policy terminate. When the Maturity Extension Benefit ends, a Death Benefit consisting of the Cash Value less any Policy Loan or Accelerated Benefit Payment Lien will be paid. The Death Benefit is based on the experience of the Investment Options selected and is not guaranteed. After the Maturity Date, periodic Deduction Amounts will no longer be charged against the Cash Value and additional premiums will not be accepted.

We intend that the Policy and the Maturity Extension Rider will be considered life insurance for tax purposes. The Death Benefit is designed to comply with
Section 7702 of the Internal Revenue Code of 1986, as amended, or other equivalent section of the Code. However, we do not give tax advice, and cannot guarantee that the Death Benefit and Cash Value will be exempt from any future tax liability. The tax results of any benefits under the Maturity Extension provision depend upon interpretation of the Internal Revenue Code. You should consult your own personal tax adviser prior to the exercise of the Maturity Extension Rider to assess any potential tax liability.

                             CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------

CHARGES AGAINST PREMIUM

GENERAL

We deduct the charges described below. The charges are for services and benefits we provide, costs and expenses we incur, and risks we assume under the Policies. Services and benefits we provide include:

     - the ability for you to make withdrawals and surrenders under the Policies;

     - the ability for you to obtain a loan under the Policies;

     - the death benefit paid on the death of the Insured;

     - the available Investment Options and related programs (including dollar-cost averaging and portfolio rebalancing);

     - administration of the various elective options available under the Policies; and

     - the distribution of various reports to policy owners.

Costs and expenses we incur include:

     - expenses associated with underwriting applications, increases in the Stated Amount, and riders;

     - losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Policies;

     - sales and marketing expenses including commission payments to your sales agent; and

     - other costs of doing business.

Risks we assume include:

     - that insureds may live for a shorter period of time than estimated resulting in the payment of greater death benefits than expected; and

     - that the costs of providing the services and benefits under the Policies will exceed the charges deducted.

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designated charge. For example, the surrender charge we collect may not fully cover all of the sales and distribution expenses we actually incur. We also may profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

FRONT-END SALES CHARGE

When we receive a Premium Payment, and before allocation of the payment among the Investment Options, we deduct a front-end sales charge. For Stated Amounts less than $500,000, the charge is 2.5% of the Premium Payment. The charge is 2% for Stated Amounts from $500,000 to $999,999, and for Stated Amounts of $1,000,000 or greater, there is no front-end sales charge. Additional charges may be assessed upon any full or partial surrender. (See "Surrender Charges".)

STATE PREMIUM TAX CHARGE

A charge of 2.5% of each premium payment will be deducted for state premium taxes (for reimbursement for the payment of the taxes by the Company). These taxes owed by the Company vary from state to state and currently range from 0.75% to 3.5%; 2.5% is an average. Because there is a range of premium taxes, a Policy Owner may pay a premium tax charge that is higher or lower than the premium tax actually assessed or not assessed in his or her jurisdiction.

The Company also reserves the right to charge the assets of each Investment Option for a reserve for any income taxes payable by the Company on the assets attributable to that Investment Option. (See "Federal Tax Considerations.")

MONTHLY DEDUCTION AMOUNT

We will deduct a Monthly Deduction Amount to cover certain charges and expenses incurred in connection with the Policy. The Monthly Deduction Amount is deducted pro rata from each of the Investment Options' values attributable to the Policy. The amount is deducted on the first day of each Policy Month (the "Deduction Date"), beginning on the Policy Date. The dollar amount of the Deduction Amount will vary from month to month. The Monthly Deduction Amount consists of the Cost of Insurance Charge, Policy Administrative Expense Charge and Charges for any Supplemental Benefit Provision. These are described below:

COST OF INSURANCE CHARGE

The Cost of Insurance is a significant charge under your policy because it is the primary charge for the death benefit we provide you. We determine the Cost of Insurance in a manner that reflects the anticipated mortality of the Insured. Because the Cost of Insurance depends on a number of factors (age, gender (where applicable), policy duration) the cost will vary from policy to policy. The amount of the Cost of Insurance deduction also depends on the amount of insurance coverage on the date of the deduction and the current cost per dollar for insurance coverage. The cost per dollar of insurance coverage varies annually and is based on age, sex and risk class of the Insured.

POLICY ADMINISTRATIVE EXPENSE CHARGE

For the first three Policy Years, an administrative charge is deducted monthly from the Policy's Cash Value. This charge also applies to increases in the Stated Amount (excluding Cost of Living Adjustments and increases in Stated Amounts due to Death Benefit Option changes.) This charge is used to cover expenses associated with issuing the Policy.

The charge currently varies by issue age, Stated Amount and smoker/non-smoker classification (see Appendix C for chart of current charges). The current Policy administrative charges are lower than the guaranteed maximum charges. (See Appendix C(1) for the guaranteed maximum charges.)

CHARGES FOR SUPPLEMENTAL BENEFIT PROVISIONS

The Company will include a supplemental benefits charge in the Monthly Deduction Amount if you have elected any supplemental benefit provision for which there is a charge. The amount of this charge will vary depending upon the actual supplemental benefits selected.

CHARGES AGAINST THE SEPARATE ACCOUNT

MORTALITY AND EXPENSE RISK CHARGE

We deduct a daily charge for mortality and expense risks against the assets in the Investment Options. This charge is at an annual rate of 0.80% for the first fifteen (15) Policy Years, and 0.25% thereafter. For policies issued after July 12, 1995 and prior to May 1, 1998, this charge is at an annual rate of .80% of the assets in the Investment Options for the first fifteen (15) Policy Years, and .45% thereafter. This charge compensates us for various risks assumed, benefits provided and expenses incurred, including payment of commissions to your sales agent. For policies issued prior to July 12, 1995, the charge is at an annual rate of .60% of the assets in the Investment Options all years. Refer to "Policies Sold Prior to May 1, 1998" if applicable.

ADMINISTRATIVE EXPENSE CHARGE

We deduct a daily charge for administrative expenses incurred by us. For Policies issued after July 12, 1995, the charge equals an annual rate of 0.10% of the assets in the Investment Options for the first fifteen (15) Policy Years and 0% thereafter. Refer to "Policies Sold Prior to May 1, 1998," if applicable.

UNDERLYING FUND FEES

When you allocate money to the Investment Options, the Separate Account purchases shares of the corresponding Underlying Funds at Net Asset Value. The Net Asset Value reflects investment advisory fees and other expenses already deducted. The investment advisory fees and other expenses paid to each of the Underlying Funds are described in the individual Underlying Fund prospectuses for the Investment Options and in the Policy prospectus summary. These are not direct charges under the Policy; they are indirect because they affect each Investment Option's accumulation unit value.

SURRENDER CHARGES

There are two types of surrender charges that can apply under the Policy: a Percent of Premium Charge and a Per Thousand of Stated Amount Charge equal to a specified amount for each $1,000 of Stated Amount. These surrender charges apply during the first ten Policy Years (or the first ten years following an increase in Stated Amount other than an increase for a Cost of Living Adjustment or a change in Death Benefit option). Both charges apply upon a full surrender of the Policy. Only the Percent of Premium Charge applies upon a partial surrender.

PERCENT OF PREMIUM CHARGE

A Percent of Premium surrender charge will be assessed upon a full or partial surrender of the Policy during the first ten Policy Years (and during the first ten years following an increase in Stated Amount). The charge will be the smallest of:

     (a) 6% of the amount of Cash Value being surrendered; or

     (b) 6% of the amount of premiums actually paid within the five years preceding the surrender; or

     (c) 9% of the total Annual Minimum Premiums for each full or partial Policy Year during the five years preceding the surrender, whether paid or not. (See Appendix A, "Annual Minimum Premiums.")

For example, for a 45-year old male with a Stated Amount of $150,000 who pays a premium of $1,969 per year for five years (a total of $9,845), and then fully surrenders the Policy with a Cash Value of $7,485 (assuming a 6% rate of return), the Percent of Premium surrender charge would be $449, because (a) is $449 (6% of $7,485); (b) is $591 (6% of the $9,845 in premiums paid); and (c) is approximately $682 (9% of the annual minimum premium for five years). The smallest, $449, is the applicable charge.

PER THOUSAND OF STATED AMOUNT CHARGE

A Per Thousand of Stated Amount surrender charge is imposed on full surrenders, but not on partial surrenders, and applies only during the first ten Policy Years or the ten years following an increase in Stated Amount (other than an increase for a Cost of Living Adjustment or a change in Death Benefit Option). The charge is equal to a specified dollar amount for each $1,000 of Stated Amount to which it applies, and will apply only to that portion of the Stated Amount (except for increases excluded above) which has been in effect for less than ten years.

The Per Thousand of Stated Amount Charge varies by original issue age, and increases with the issue age of the Insured. For Stated Amounts of $499,999 or less, this charge varies in the first year from $2.04 per $1,000 of Stated Amount for issue ages of 4 years or less, to $25.40 per $1,000 of Stated Amount for issue ages of 65 years or higher. The charge is lower for Stated Amounts over $499,999, and even lower for Stated Amounts over $999,999.

Additionally, the charge decreases by 10% each year over the ten-year period. For example, for a 45-year old with a Stated Amount of $150,000, the charge in the first year is $7.18 for each $1,000 of Stated Amount, or $1,077. The charge decreases 10%, or approximately $0.72, each year, so in the fifth year, it is $4.31 for each $1,000 of Stated Amount, or $646.50; in the tenth year, it is $0.72 for each $1,000, or $108.

This charge is designed to compensate the Company for administrative expenses not covered by other administrative charges. This charge may be reduced or eliminated when sales are made under certain arrangements. (See "Reduction or Elimination of Sales Charges and Administrative Charges" below.) The Per Thousand of Stated Amount surrender charges are set forth in Appendix B.

TRANSFER CHARGE

There is currently no charge for transfers. The Company reserves the right to limit free transfers of Cash Value from one Investment Option to another by the Policy Owner to four times in any Policy Year, and to charge $10 for any additional transfers. Further restrictions on transfers are described in the Policy Benefits and Rights Section.

REDUCTION OR ELIMINATION OF CHARGES

We may offer the Policy in arrangements where an employer or trustee will own a group of policies on the lives of certain employees, or in other situations where groups of policies will be purchased at one time. We may reduce or eliminate the mortality and expense risk charge, sales or surrender charges and administrative charges in such arrangements to reflect the reduced sales expenses, administrative costs and/or mortality and expense risks expected as a result of sales to a particular group.

We will not reduce or eliminate the withdrawal charge, mortality and expense risk charge or the administrative charge if the reduction or elimination will be unfairly discriminatory to any person.

                       THE SEPARATE ACCOUNT AND VALUATION
--------------------------------------------------------------------------------

THE TRAVELERS FUND UL FOR VARIABLE LIFE INSURANCE (FUND UL)

The Travelers Fund UL for Variable Life Insurance was established on November 10, 1983 under the insurance laws of the state of Connecticut. It is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940. A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended. This Prospectus does not contain all information set forth in the Registration Statement, its amendments and exhibits. You may access the SEC's website (http://www.sec.gov) to view the entire Registration Statement. This registration does not mean that the SEC supervises the management or the investment practices or policies of the Separate Account.

The assets of Fund UL are invested exclusively in shares of the Investment Options. The operations of Fund UL are also subject to the provisions of Section 38a-433 of the Connecticut General Statutes which authorizes the Connecticut Insurance Commissioner to adopt regulations under it. Under Connecticut law, the assets of Fund UL will be held for the exclusive benefit of Policy Owners. The assets held in Fund UL are not chargeable with liabilities arising out of any other business which the Company may conduct. Any obligations arising under the Policy are general corporate obligations of the Company.

All investment income of and other distributions to each Investment Option are reinvested in shares of the corresponding Underlying Fund at Net Asset Value. The income and realized gains or losses on the assets of each Investment Option are separate and are credited to or charged against the Investment Option without regard to income, gains or losses from any other Investment Option or from any other business of the Company. The Company purchases shares of the Underlying Funds in connection with premium payments allocated according to the Policy Owners' directions, and redeems Underlying Fund shares to meet Policy obligations. We will also make adjustments in reserves, if required. The Investment Options are required to redeem Underlying Fund shares at Net Asset Value and to make payment within seven days.

HOW THE CASH VALUE VARIES. We calculate the Policy's Cash Value each day the New York Stock Exchange is open for trading (a "Valuation Date"). A Policy's Cash Value reflects a number of factors, including Premium Payments, partial surrenders, loans, Policy charges, and the investment performance of the Investment Option(s) chosen. The Policy's Cash Value on a Valuation Date equals the sum of all Accumulation Units for each Investment Option chosen, plus the Loan Account Value.

The Separate Account purchases shares of the Underlying Funds at Net Asset Value (i.e., without a sales charge). The Separate Account receives all dividends and capital gains distributions from each Underlying Fund, and reinvests in additional shares of that Underlying Fund. The Accumulation Unit Value reflects the reinvestment of any dividends or capital gains distributions declared by the Underlying Fund. The Separate Account will redeem Underlying Fund shares at their Net Asset Value, to the extent necessary to make payments under the Policy.

In order to determine Cash Value, Cash Surrender Value, policy loans and the number of Accumulation Units to be credited, we use the values calculated as of 4:00 p.m. Eastern time on each Valuation Date we receive the written request, or payment in good order, at our Home Office.

ACCUMULATION UNIT VALUE. Accumulation Units measure the value of the Investment Options. The value for each Investment Option's Accumulation Unit is calculated on each Valuation Date. The value equals the Accumulation Unit value for the preceding valuation period multiplied by the Underlying Fund's Net Investment Factor during the next Valuation Period. (For example, to calculate Monday's Valuation Date price, we would multiply Friday's Accumulation Unit Value by Monday's Net Investment Factor.)

The Accumulation Unit Value may increase or decrease. The number of Accumulation Units credited to your Policy will not change as a result of the Investment Option's investment performance.

NET INVESTMENT FACTOR. For each Investment Option, the value of its Accumulation Unit depends on the net rate of return for the corresponding Underlying Fund. We determine the net rate of return at the end of each Valuation Period (that is, the period of time beginning at 4:00 p.m. Eastern time and ending at 4:00 p.m. Eastern time on the next Valuation Date). The net rate of return reflects the investment performance of the Investment Option, includes any dividends or capital gains distributed, and is net of the Separate Account charges.

                             CHANGES TO THE POLICY
--------------------------------------------------------------------------------

GENERAL

Once the policy is issued, you may make certain changes. Some of these changes will not require additional underwriting approval; some changes will. Certain requests must be made in writing, as indicated below:

WRITTEN CHANGES REQUIRING UNDERWRITING APPROVAL:

     - increases in the stated amount of insurance;

     - changing the death benefit from Option 1 to Option 2

WRITTEN CHANGES NOT REQUIRING UNDERWRITING APPROVAL:

     - decreases in the stated amount of insurance

     - changing the death benefit from Option 2 to Option 1

     - changes to the way your premiums are allocated (Note: with the proper authorization, you can also make these changes by telephone)

     - changing the beneficiary (unless irrevocably named)

Written requests for changes should be sent to the Company's Home Office at One Tower Square, Hartford, Connecticut, 06183. The Company's telephone number is
(860) 277-0111.

CHANGES IN STATED AMOUNT

You may request in writing an increase or decrease in the Policy's Stated Amount, provided that the Stated Amount after any decrease may not be less than the minimum amount of $50,000. For purposes of determining the cost of insurance charge, a decrease in the Stated Amount will reduce the Stated Amount in the following order:

     1) against the most recent increase in the Stated Amount;

     2) to other increases in the reverse order in which they occurred;

     3) to the initial Stated Amount.

A decrease in Stated Amount in a substantially funded Policy may cause a cash distribution that is includable in the gross income of the Policy Owner.

For increases in the Stated Amount, we may require a new application and evidence of insurability as well as an additional premium payment. The effective date of any increase will be shown on the new Policy Summary which we will send. The effective date of any increase in the Stated Amount will generally be the Deduction Date next following either the date of a new application or, if different, the date requested by the Applicant. There is an additional Policy Administrative Charge and a Per Thousand of Stated Amount Surrender Charge associated with a requested increase in Stated Amount. There is no additional charge for a decrease in Stated Amount.

CHANGES IN DEATH BENEFIT OPTION

You may change the Death Benefit option by sending a written request to the Company. There is no direct tax consequence of changing a Death Benefit option, except as described under "Tax Treatment of Policy Benefits." However, the change could affect future values of Net Amount At Risk, and with some Option 2 to Option 1 changes involving substantially funded Policies, there may be a cash distribution which is included in your gross income. The Cost of Insurance Charge which is based on the Net Amount At Risk may be different in the future. A change from Option 1 to Option 2 will not be permitted if the change results in a Stated Amount of less than $50,000. A change from Option 1 to Option 2 also subject to underwriting. Contact your registered representative for more information.

                          ADDITIONAL POLICY PROVISIONS
--------------------------------------------------------------------------------

ASSIGNMENT

The Policy may be assigned as collateral for a loan or other obligation. The Company is not responsible for any payment made or action taken before receipt of written notice of such assignment. Proof of interest must be filed with any claim under a collateral assignment.

LIMIT ON RIGHT TO CONTEST AND SUICIDE EXCLUSION

We may not contest the validity of the Policy after it has been in effect during the Insured's lifetime for two years from the Issue Date. Subject to state law, if the Policy is reinstated, the two-year period will be measured from the date of reinstatement. Each requested increase in Stated Amount is contestable for two years from its effective date (subject to state law). In addition, if the Insured commits suicide during the two-year period following issue, subject to state law, the Death Benefit will be limited to the premiums paid less (i) the amount of any partial surrender, (ii) the amount of any outstanding Policy loan, and (iii) the amount of any unpaid Deduction Amount due. During the two-year period following an increase, the Death Benefit in the case of suicide will be limited to an amount equal to the Deduction Amount paid for such increase.

MISSTATEMENT AS TO SEX AND AGE

If there has been a misstatement with regard to sex or age, benefits payable will be adjusted to what the Policy would have provided with the correct information. A misstatement with regard to sex or age in a substantially funded Policy may cause a cash distribution that is includable in whole or in part in the gross income of the Policy Owner.

VOTING RIGHTS

The Company is the legal owner of the underlying fund shares. However, we believe that when an underlying fund solicits proxies, we are required to obtain from policy owners who have chosen those investment options instructions on how to vote those shares. When we receive those instructions, we will vote all of the shares we own in proportion to those instructions. This will also include any shares we own on our own behalf. If we determine that we no longer need to comply with this voting method, we will vote on the shares in our own right.

DISREGARD OF VOTING INSTRUCTIONS

When permitted by state insurance regulatory authorities, we may disregard voting instructions if the instructions would cause a change in the investment objective or policies of the Separate Account or an Investment Option, or if it would cause the approval or disapproval of an investment advisory Policy of an Investment Option. In addition, we may disregard voting instructions in favor of changes in the investment policies or the investment adviser of any Investment Options which are initiated by a Policy Owner if we reasonably disapprove of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or if we determine that the change would have an adverse effect on our general account (i.e., if the proposed investment policy for an Investment Option may result in overly speculative or unsound investments.) If we do disregard voting instructions, a summary of that action and the reasons for such action would be included in the next annual report to Policy Owners.

FOR POLICIES SOLD PRIOR TO MAY 1, 1998

The following pertains to policies sold between July 12, 1995 and May 1, 1998 (or sold after May 1, 1998 in the states where the new policy has not yet been approved).

MORTALITY AND EXPENSE RISK CHARGE. The current charge is at an annual rate of 0.80% of the assets in the Investment Options for years one through fifteen and 0.45% of the assets in the Investment Options thereafter.

ADMINISTRATIVE EXPENSE CHARGE. The charge is 0.10% of assets in the Investment Options for years one through fifteen and 0.00% thereafter.

ILLUSTRATIONS

The values shown in these illustrations vary according to assumptions used for charges, and gross rates of returns. For the first fifteen Policy Years, the current and guaranteed charges consist of 0.80% for mortality and expense risks, 0.10% for administrative expenses and an average of the Underlying Fund expenses and thereafter, 0.45% for mortality and expense risks, 0.00% for administrative expenses and an average of the Underlying Fund expenses.

The charge for Underlying Fund expenses reflected in the illustration assumes that Cash Value is allocated equally among all Investment Options and that no Policy Loans are outstanding, and is the average of the investment advisory fees and other expenses charged by each of the Underlying Funds (before any expense Reimbursements) during the last audited calendar year.

After deduction of these amounts, the illustrated gross annual rates of 0%, 6% and 12% correspond to approximate net annual rates of -1.57%, 4.43% and 10.43%, respectively on a current and guaranteed basis for the first fifteen Policy Years and to approximate net annual rates of -1.12%, 4.88% and 10.88%, respectively on a current and guaranteed basis thereafter.

POLICIES SOLD PRIOR TO JULY 12, 1995

The following pertains to Policies sold prior to July 12, 1995 (or sold subsequent to July 12, 1995 in states where the new Policy had not yet been approved).

MORTALITY AND EXPENSE RISK CHARGE. The current charge is at an annual rate of 0.60% of the assets in the Investment Options, however the policy provides that the maximum charge for mortality and expense risks will not exceed 0.80% of the assets in the Investment Options.

ADMINISTRATION EXPENSE CHARGE. The maximum charge is equivalent, on an annual basis, to 0.10% of the assets in the Investment Options, however, the Company does not currently assess this charge.

CONTRACT LOANS. During the first 10 policy years, the full Loan Account Value will be charged an annual interest rate of 7.4% (6% in the Virgin Islands). During Contract Years 11, 12 and 13, 25%, 50% and 75% of the Loan Account Value, respectively, will be charged a reduced rate of 3.85% (5.66% in New York and Massachusetts). Thereafter, 100% of the Loan Account Value will be charged the reduced rate.

ILLUSTRATIONS

The values shown in these illustrations vary according to assumptions used for charges, and gross rates of returns. The current charges use 0.60% for mortality and expense risks and an average of the Underlying Fund expenses. The guaranteed charges use 0.80% for mortality and expense risks, 0.10% for administrative expenses and an average of the Underlying Fund expenses.

The charge for Underlying Fund expenses reflected in the illustration assumes that Cash Value is allocated equally among all Investment Options and that no Policy Loans are outstanding, and is the average of the investment advisory fees and other expenses charged by each of the Underlying Funds (before expense reimbursements) during the last audited calendar year.

After deduction of these amounts, the illustrated gross annual rates of 0%, 6% and 12% correspond to approximate net annual rates of -1.27%, 4.73% and 10.73%, respectively on a current basis and to approximate net annual rates of -1.57%, 4.43% and 10.43%, respectively on a guaranteed basis.

                                 OTHER MATTERS
--------------------------------------------------------------------------------

STATEMENTS TO POLICY OWNERS

We will maintain all records relating to the Separate Account and the Investment Options. At least once each Policy Year, we will send you a statement containing the following information:

     - the Stated Amount and the Cash Value of the Policy (indicating the number of Accumulation Units credited to the Policy in each Investment Option and the corresponding Accumulation Unit Value);

     - the date and amount of each Premium Payment;

     - the date and amount of each Monthly Deduction;

     - the amount of any outstanding Policy loan as of the date of the statement, and the amount of any loan interest charged on the Loan Account;

     - the date and amount of any partial surrenders and the amount of any partial surrender charges;

     - the annualized cost of any supplemental benefits purchased under the Policy; and

     - a reconciliation since the last report of any change in Cash Value and Cash Surrender Value.

We will also send any other reports required by any applicable state or federal laws or regulations.

SUSPENSION OF VALUATION

We reserve the right to suspend or postpone the date of any payment of any benefit or values for any Valuation Period (1) when the New York Stock Exchange ("Exchange") is closed; (2) when trading on the Exchange is restricted; (3) when the SEC determines so that disposal of the securities held in the Underlying Funds is not reasonably practicable or the value of the Investment Option's net assets cannot be determined; or (4) during any other period when the SEC, by order, so permits for the protection of security holders.

DIVIDENDS

No dividends will be paid under the Policy.

MIXED AND SHARED FUNDING

It is conceivable that in the future it may not be advantageous for variable life insurance and variable annuity Separate Accounts to invest in the Investment Options simultaneously. This is called mixed funding. Certain Underlying Funds may be available to variable products of other companies not affiliated with Travelers. This is called "shared funding." Although we -- and the Underlying Funds -- do not anticipate any disadvantages either to variable life insurance or to variable annuity Policy Owners, the Underlying Funds' Boards of Directors intend to monitor events to identify any material conflicts that may arise and to determine what action, if any, should be taken. If any of the Underlying Funds' Boards of Directors conclude that separate mutual funds should be established for variable life insurance and variable annuity Separate Accounts, the Company will bear the attendant expenses, but variable life insurance and variable annuity Policy Owners would no longer have the economies of scale resulting from a larger combined mutual fund. Please consult the prospectuses of the Underlying Funds for additional information.

DISTRIBUTION

The Company intends to sell the Contracts in all jurisdictions where it is licensed to do business and where the Contract is approved. Any sales representatives or employee associated with a broker-dealer who sells the Contracts will be qualified to sell variable life insurance under applicable federal and state laws. Each broker-dealer is registered with the SEC under the Securities Exchange Act of 1934, and all are members of the NASD. The Contract is offered through both affiliated and non-affiliated broker-dealers.

The principal underwriter of the Contracts is Travelers Distribution LLC, One Tower Square, Hartford, CT 06183, an affiliated broker-dealer.

The maximum commission payable by the Company for distribution to the broker-dealer will not exceed 99% of the target premium and 6.5% of the excess premium paid in the first contract year. The maximum commission payable will not exceed 6.5% of the annual renewal premium paid in contract years 2 - 10 and will not exceed 4% of the annual renewal premium paid after contract year 10. In addition, Tower Square Securities, Inc., an affiliate of the Company, receives additional incentive payments from the Company relating to its sale of the Contracts. From time to time, the Company may pay or permit other promotional incentives in cash, credit or other compensation.

LEGAL PROCEEDINGS AND OPINION

There are no pending legal proceedings affecting the Separate Account. There is one material pending legal proceeding, other than ordinary routine litigation incidental to business, to which the Company is a party.

THE TRAVELERS INSURANCE COMPANY

In March 1997, a purported class action entitled Patterman v. The Travelers, Inc., et al., was commenced in the Superior Court of Richmond County, Georgia, alleging, among other things, violations of the Georgia RICO statute and other state laws by an affiliate of the Company, Primerica Financial Services, Inc. and certain of its affiliates. Plaintiffs seek unspecified compensatory and punitive damages and other relief. From February 1998 through April 2000, various motions for transfer of the lawsuit were heard and appealed. In April 2000, the matter was remanded to the Superior Court of Richmond County by the Georgia Supreme Court. Also, in April 2000 defendants moved for summary judgement on all counts of the complaint. Discovery commenced in May 2000. Defendants intend to vigorously contest the litigation.

Legal matters in connection with the federal laws and regulations affecting the issue and sale of the Contract described in this prospectus, as well as the organization of the Company, its authority to issue variable life contracts under Connecticut law and the validity of the forms of the variable life contracts under Connecticut law, have been reviewed by the General Counsel of the Company.

EXPERTS

The consolidated financial statements and schedules of The Travelers Insurance Company and subsidiaries as of December 31, 2000 and 1999, and for each of the years in the three-year period ended December 31, 2000, have been included herein and in the registration statement in reliance upon the reports of KPMG LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

The financial statements of The Travelers Fund UL for Variable Life Insurance as of December 31, 2000 and for each of the years in the three-year period ended December 31, 2000, have been included herein and in the registration statement in reliance upon the report of KPMG LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

                           FEDERAL TAX CONSIDERATIONS
--------------------------------------------------------------------------------

GENERAL

The following is a general discussion of the federal income tax considerations relating to the Policies. This discussion is based upon the Company's understanding of the federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). These laws are complex, and tax results may vary among individuals. A person contemplating the purchase of or the exercise of elections under a Policy should seek competent tax advice.

IT SHOULD BE UNDERSTOOD THAT THIS IS NOT AN EXHAUSTIVE DISCUSSION OF ALL TAX QUESTIONS THAT MIGHT ARISE UNDER THE POLICIES. NO ATTEMPT HAS BEEN MADE TO ADDRESS ANY FEDERAL ESTATE TAX OR STATE AND LOCAL TAX CONSIDERATIONS WHICH MAY ARISE IN CONNECTION WITH A POLICY. FOR COMPLETE INFORMATION, A QUALIFIED TAX ADVISOR SHOULD BE CONSULTED.

THE COMPANY DOES NOT GUARANTEE THE TAX STATUS OF ANY POLICY AND THE FOLLOWING TAX DISCUSSION IS BASED ON THE COMPANY'S UNDERSTANDING OF FEDERAL INCOME TAX LAWS AS THEY ARE CURRENTLY INTERPRETED. THE COMPANY CANNOT GUARANTEE THAT THOSE LAWS OR INTERPRETATIONS WILL REMAIN UNCHANGED.

TAX STATUS OF THE POLICY

DEFINITION OF LIFE INSURANCE

Section 7702 of the Code sets forth a definition of a life insurance contract for federal tax purposes. Guidance as to how Section 7702 is to be applied, however, is limited. Although the Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations implementing Section 7702, and while proposed regulations and other limited, interim guidance has been issued, final regulations have not been adopted. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such Policy would not provide the tax advantages normally provided by a life insurance policy.

With respect to a Policy issued on the basis of a standard rate class, the Company believes (largely in reliance on IRS Notice 88-128 and the proposed regulations under Section 7702) that such a Policy should meet the Section 7702 definition of a life insurance contract. There is less guidance on the application of the rules with respect to a Policy that is issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk). Thus, it is not clear whether such a Policy would satisfy
Section 7702, particularly if the Policy Owner pays the full amount of premiums permitted under the Policy.

The Company reserves the right to make changes in the Policy if such changes are deemed necessary to attempt to assure its qualification as a life insurance contract for tax purposes.

DIVERSIFICATION

Section 817(h) of the Code provides that separate account investments (or the investments of a mutual fund, the shares of which are owned by separate accounts of insurance companies) underlying the Policy must be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as life insurance. The Treasury Department has issued regulations prescribing the diversification requirements in connection with variable contracts. The Separate Account, through the Investment Options, intends to comply with these requirements. Although the Company does not control the Underlying Funds, it intends to monitor the investments of the Underlying Funds to ensure compliance with the diversification requirements prescribed by the Treasury Department.

INVESTOR CONTROL

In certain circumstances, owners of variable life insurance contracts may be considered the owners, for federal income tax purposes, of the assets of the Separate Accounts used to support their contract. In those circumstances, income and gains from the Separate Account assets would be includable in the variable contract owner's gross income each year. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Policy Owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular Investment Options without being treated as owners of the underlying assets." As of the date of this prospectus, no such guidance has been issued.

The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it determined that the policy owners received the desired tax benefits because they were not owners of separate account assets. For example, a Policy Owner of this Policy has additional flexibility in allocating payments and cash values. These differences could result in the Policy Owner being treated as the owner of the assets of the Separate Account. In addition, the Company does not know what standard will be set forth in the regulations or rulings which the Treasury is expected to issue, nor does the Company know if such guidance will be issued. The Company therefore reserves the right to modify the Policy as necessary to attempt to prevent the Policy Owner from being considered the owner of a pro rata share of the assets of the Separate Account.

The remaining tax discussion assumes that the Policy qualifies as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

IN GENERAL

The Company believes that the proceeds and cash value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for federal income tax purposes. Thus, the Death Benefit under the Policy should be excludable from the gross income of the Beneficiary.

In addition, the Policy Owner will generally not be deemed to be in constructive receipt of the Cash Value, including increments thereof, until there is a distribution. The tax consequences of distribution from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a "Modified Endowment Contract." However, whether a Policy is or is not a Modified Endowment Contract, upon a complete surrender or lapse of a Policy or when benefits are paid at a Policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

Depending on the circumstances, the exchange of a Policy, a change in the Policy's Death Benefit Option, a Policy loan, a partial withdrawal, a surrender, a change in ownership, or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. Therefore, it is important to check with a tax adviser prior to the purchase of a policy.

MODIFIED ENDOWMENT CONTRACTS

A modified endowment contract is defined under tax law as any policy that satisfies the present legal definition of a life insurance contract but which fails to satisfy a 7-pay test. This failure could occur with contracts entered into after June 21, 1988, or with certain older contracts materially changed after that date. A Section 1035 exchange of an older contract into a contract after that date will not by itself cause the new contract to be a modified endowment contract if the older contract had not become one prior to the exchange. However, the new contract must be re-tested under the 7-pay test rules.

A contract fails to satisfy the 7-pay test if the cumulative amount of premiums paid under the contract at any time during the first seven contract years exceeds the sum of the net level premiums that would have been paid on or before such time had the contract provided for paid-up future benefits after the payment of seven level annual premiums. If a material change in the contract occurs either during the first seven contract years, or later, a new seven-year testing period is begun. A decrease to Stated Amount made in the first seven years will cause a retest of the cumulative amount of premiums. Decreases made after the first seven contract years are not considered a material change, provided no other material changes have occurred prior. Tax regulations or other guidance will be needed to fully define those transactions which are material changes. The Company has established safeguards for monitoring whether a contract may become a modified endowment contract.

Loans and partial withdrawals from, as well as collateral assignments of, Policies that are modified endowment contracts will be treated as distributions to the Policy Owner for tax purposes. All pre-death distributions (including loans, partial withdrawals and collateral assignments) from these Policies will be included in gross income on an income-first basis to the extent of any income in the Policy (the cash value less the Policy Owner's investment in the Policy) immediately before the distribution.

The law also imposes a 10% penalty tax on pre-death distributions (including loans, collateral assignments, partial withdrawals and complete surrenders) from modified endowment contracts to the extent they are included in income, unless a specific exception to the penalty applies. The penalty does not apply to amounts which are distributed on or after the date on which the taxpayer attains age
59 1/2, because the taxpayer is disabled, or as substantially equal periodic payments over the taxpayer's life (or life expectancy) or over the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary. Furthermore, if the loan interest is capitalized by adding the amount due to the balance of the loan, the amount of the capitalized interest will be treated as an additional distribution subject to income tax as well as the 10% penalty tax, if applicable, to the extent of income in the Policy.

The Death Benefit of a modified endowment contract remains excludable from the gross income of the Beneficiary to the extent described above in "Tax Treatment of Policy Benefits." Furthermore, no part of the investment growth of the Cash Value of a modified endowment contract is includable in the gross income of the Contract Owner unless the contract matures, is distributed or partially surrendered, is pledged, collaterally assigned, or borrowed against, or otherwise terminates with income in the contract prior to death. A full surrender of the contract after age 59 1/2 will have the same tax consequences as noted above in "Tax Treatment of Policy Benefits."

EXCHANGES

Any Policy issued in exchange for a modified endowment contract will be subject to the tax treatment accorded to modified endowment contracts. However, the Company believes that any Policy received in exchange for a life insurance contract that is not a modified endowment contract will generally not be treated as a modified endowment contract if the face amount of the Policy is greater than or equal to the death benefit of the policy being exchanged. The payment of any premiums at the time of or after the exchange may, however, cause the Policy to become a modified endowment contract. A prospective purchaser should consult a qualified tax advisor before authorizing the exchange of his or her current life insurance contract for a Policy.

AGGREGATION OF MODIFIED ENDOWMENT CONTRACTS

In the case of a pre-death distribution (including a loan, partial withdrawal, collateral assignment or complete surrender) from a Policy that is treated as a modified endowment contract, a special aggregation requirement may apply for purposes of determining the amount of the income on the Policy. Specifically, if the Company or any of its affiliates issues to the same Policy Owner more than one modified endowment contract within a calendar year, then for purposes of measuring the income on the Policy with respect to a distribution from any of those Policies, the income on the Policy for all those Policies will be aggregated and attributed to that distribution.

POLICIES WHICH ARE NOT MODIFIED ENDOWMENT CONTRACTS

Unlike loans from modified endowment contracts, a loan from a Policy that is not a modified endowment contract will be considered indebtedness of the Owner and no part of a loan will constitute income to the Owner. However, the treatment of loans taken after the 13th Policy Year, is unclear; such loans might be considered a withdrawal instead of indebtedness for federal tax purposes.

Pre-death distributions from a Policy that is not a modified endowment contract will generally not be included in gross income to the extent that the amount received does not exceed the Policy Owner's investment in the Policy. (An exception to this general rule may occur in the case of a decrease or change that reduces the benefits provided under a Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the Policy Owner. Such a cash distribution may be taxed in whole or in part as ordinary income to the extent of any gain in the Policy.) Further, the 10% penalty tax on pre-death distributions does not apply to Policies that are not modified endowment contracts.

Certain changes to Policies that are not modified endowment contracts may cause such Policies to be treated as modified endowment contracts. A Policy Owner should therefore consult a tax advisor before effecting any change to a Policy that is not a modified endowment contract.

TREATMENT OF LOAN INTEREST

If there is any borrowing against the Policy, the interest paid on loans may not be tax deductible.

THE COMPANY'S INCOME TAXES

The Company is taxed as a life insurance company under federal income tax law. Presently, the Company does not expect to incur any income tax on the earnings or the realized capital gains attributable to Fund UL. However, the Company may assess a charge against the Investment Options for federal income taxes attributable to those accounts in the event that the Company incurs income or capital gains or other tax liability attributable to Fund UL under future tax law.

                                  THE COMPANY
--------------------------------------------------------------------------------

The Travelers Insurance Company (the "Company") is a stock insurance company chartered in 1864 in Connecticut and has been engaged in the insurance business since that time. The Company writes individual life insurance and individual and group annuity contracts on a non-participating basis, and acts as depositor for the Separate Account assets. The Company is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands, and the Bahamas. The Company's obligations as depositor for Fund UL may not be transferred without notice to and consent of Policy Owners.

The Company is an indirect wholly owned subsidiary of Citigroup Inc., a financial services holding company. The Company's principal executive offices are located at One Tower Square, Hartford, Connecticut 06183, telephone number
(860) 277-0111.

The Company is subject to Connecticut law governing insurance companies and is regulated and supervised by the Connecticut Commissioner of Insurance. An annual statement in a prescribed form must be filed with the Commissioner on or before March 1 in each year covering the operations of the Company for the preceding year and its financial condition on December 31 of such year. The Company's books and assets are subject to review or examination by the Commissioner, and a full examination of its operations is conducted at least once every four years. In addition, the Company is subject to the insurance laws and regulations of any jurisdiction in which it sells its insurance Policies, as well as to various federal and state securities laws and regulations.

                                   MANAGEMENT
--------------------------------------------------------------------------------

DIRECTORS OF THE TRAVELERS INSURANCE COMPANY

The following are the Directors and Executive Officers of The Travelers Insurance Company. Unless otherwise indicated, the principal business address for all individuals is the Company's Home Office at One Tower Square, Hartford, Connecticut 06183. References to Citigroup include prior to December 31, 1993, Primerica Corporation or its predecessors, and prior to October 8, 1998, Travelers Group Inc.

                             DIRECTOR
     NAME AND POSITION        SINCE                       PRINCIPAL BUSINESS
     -----------------       --------                     ------------------
George C. Kokulis..........    1996     President and Chief Executive Officer since April
                                        2000,
Director                                Executive Vice President (7/1999-3/2000), Senior Vice
                                        President (1995-1999), Vice President (1993-1995) of
                                        The Travelers Insurance Company.
William R. Hogan...........    2001     Senior Vice President of The Travelers Insurance
Director                                Company since June 2000; Vice President and Chief
                                        Actuary (1997-2000), Second Vice President and Actuary
                                        (1996-1997), Actuary (1991-1996), Assistant Actuary
                                        (1988-1991) of The Travelers Insurance Company.
Glenn D. Lammey............    2000     Executive Vice President since May 2000, and Chief
Director                                Financial Officer, Chief Accounting Officer and
                                        Controller since March 2000 of The Travelers Insurance
                                        Company; Executive Vice President, Claim Services
                                        (1997-2000), Senior Vice President (1996-1997) of
                                        Travelers Property Casualty Corp.; Vice President and
                                        Chief Financial Officer (1992) Personal Lines of The
                                        Travelers Insurance Company.
Marla Berman Lewitus.......    2000     Senior Vice President and General Counsel since August
Director                                1999 of The Travelers Insurance Company; Associate
                                        General Counsel (1998-1999), Assistant General Counsel
                                        (1995-1998), Senior Counsel (1991-1995) of Citigroup
                                        Inc.

SENIOR OFFICERS OF THE TRAVELERS INSURANCE COMPANY

The following are the Senior Officers of The Travelers Insurance Company other than the Directors listed above, as of the date of this Prospectus. Unless otherwise indicated, the principal business address for all individuals listed is One Tower Square, Hartford, Connecticut 06183.

                NAME                      POSITION WITH INSURANCE COMPANY
                ----                      -------------------------------
Mary Jean Thornton...................  Executive Vice President and
                                       Chief Information Officer
Stuart Baritz........................  Senior Vice President
William H. Heyman*...................  Senior Vice President
Brendan M. Lynch.....................  Senior Vice President
Warren H. May........................  Senior Vice President
Kathleen A. Preston..................  Senior Vice President
Robert J. Price*.....................  Senior Vice President
David A. Tyson.......................  Senior Vice President
F. Denney Voss*......................  Senior Vice President

---------------
* Principal business address: 399 Park Avenue, New York, New York 10043

                           EXAMPLE OF POLICY CHARGES
--------------------------------------------------------------------------------

The following chart illustrates the surrender charges and Monthly Deduction Amounts that would apply under a Policy based on the assumptions listed below. Surrender charges and Monthly Deductions Amounts generally will be higher for an Insured who is older than the assumed Insured, and lower for an Insured who is younger (assuming the Insureds have the same risk classification). Cost of Insurance rates go up each year as the Insured becomes a year older.

Male, Age 45
Preferred Non-smoker
Annual Premium: $1,968.75
Hypothetical Gross Annual Investment
  Rate of Return: 8%
Face Amount: $150,000
Level Death Benefit Option
Current Charges

                                            TOTAL MONTHLY DEDUCTION
                                              FOR THE POLICY YEAR
                                          ---------------------------
                                                      ADMINISTRATIVE
         CUMULATIVE                        COST OF      CHARGES AND
POLICY     GROSS                          INSURANCE       MONTHLY
 YEAR     PREMIUM     SURRENDER CHARGES    CHARGES    POLICY CHARGES
------   ----------   -----------------   ---------   --------------
1...     $ 1,968.75       $1,160.72        $431.34        $242.44
2...     $ 3,937.50       $1,140.24        $457.06        $242.44
3...     $ 5,906.25       $1,123.93        $480.39        $242.44
5...     $ 9,843.75       $1,124.01        $539.95        $ 98.44
10..     $19,687.50       $  698.63        $684.14        $ 98.44

Hypothetical results shown above are illustrative only and are based on the Hypothetical Gross Annual Investment Rate of Return shown above. This Hypothetical Gross Annual Investment Rate of Return should not be deemed to be a representation of past or future investment results. Actual Investment results may be more or less than shown. No representations can be made that the hypothetical rates assumed can be achieved for any one year or sustained over a period of time.

                            PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

From time to time, Fund UL's Investment Options may show the percentage change in the value of an Accumulation Unit based on the performance of the Investment Option over a period of time, usually for the past one-, two-, three-, five-, and ten-year periods determined by dividing the increase (decrease) in value for that unit by the Accumulation Unit Value at the beginning of the period.

For Investment Options of Fund UL that invest in Underlying Funds that were in existence prior to the date on which the Investment Option became available under the Policy, average annual rates of return may include periods prior to the inception of the Investment Options. Performance calculations for Investment Options with pre-existing Underlying Funds will be calculated by adjusting the actual returns of the Investment Options to reflect the charges that would have been assessed under the Investment Options had the Investment Option been available under Fund UL during the period shown.

The following performance information represents the percentage change in the value of an Accumulation Unit of the Investment Options for the periods indicated, and reflects all Underlying Fund fees as well as the guaranteed maximum annual .80% of assets in the Investment Options mortality and expense risk charge and annual .10% of assets in the Investment Options administrative expense risk charge. The rates of return do not reflect the 2.5% front-end sales charge or the 2.5% state premium tax charge (both of which are deducted from premium payments) nor do they reflect surrender charges or Monthly Deduction Amounts. The surrender charges and Monthly Deduction Amounts for a hypothetical Insured are depicted in the Example following the Rates of Returns. For information about the Charges and Deductions assessed under the Policy, see page
21. For illustrations of how these charges affect Cash Values and Death

Benefits, see the Illustrations beginning on page 40. The performance information described in this prospectus, may be used from time to time in advertisement for the Policy, subject to National Association of Securities Dealers, Inc. ("NASD") and applicable state approval and guidelines.

The table below shows the net annual rates of return for accumulation units of Investment Options available through MarketLife.

                     AVERAGE ANNUAL RETURNS AS OF 12/31/00

                                                                                            FUND
                                                                                          INCEPTION
          UNDERLYING INVESTMENT OPTIONS             1 YEAR    3 YEAR   5 YEAR   10 YEAR     DATE
          -----------------------------             -------   ------   ------   -------   ---------
STOCK FUNDS:
AIM Capital Appreciation Portfolio                  -17.29%   10.89%   11.48%       --    10/10/95
Alliance Growth Portfolio                           -21.38%    9.62%   16.32%       --    06/16/94
Capital Appreciation Fund (Janus)                   -26.83%   21.24%   23.06%   20.32%    03/18/82
Deutsche VIT EAFE Equity Index Fund                 -17.78%    7.81%       --       --    08/22/97
Deutsche VIT Small Cap Index Fund                    -8.94%    1.68%       --       --    08/25/97
Dreyfus Stock Index Fund                            -12.64%    9.88%   16.04%   15.57%    09/29/89
Fidelity VIP Equity Income Portfolio                  6.18%    7.36%   12.10%   16.14%    10/09/86
Fidelity VIP Growth Portfolio                       -15.42%   16.76%   17.15%   18.45%    10/09/86
Janus A.S. Aggressive Growth Port -- Svc            -37.71%   22.77%   17.17%       --    12/31/99
Janus A.S. Global Technology Port -- Svc                 --       --       --       --    01/18/00
Janus A.S. Worldwide Growth Port -- Svc             -19.12%   18.96%   20.94%       --    12/31/99
Smith Barney Equity Index Portfolio -- Class I      -12.42%   10.13%   16.66%       --    10/16/91
Smith Barney Fundamental Value Portfolio             17.16%   13.77%   15.91%       --    05/06/98
Smith Barney Large Cap Growth Portfolio              -9.84%       --       --       --    06/16/94
Smith Barney Large Cap Value Portfolio               10.30%    5.98%   12.11%       --    10/16/91
Templeton Growth Securities Fund                      6.30%   10.91%   12.65%   14.65%    08/31/88
Utilities Portfolio                                  20.33%   11.75%   12.94%       --    02/04/94
BOND FUNDS:
Fidelity VIP High Income Portfolio                  -23.27%   -7.95%    0.50%    8.85%    09/19/85
Putnam Diversified Income Portfolio                  -0.62%   -0.22%    2.57%       --    06/16/94
Smith Barney High Income Portfolio                   -8.61%   -2.56%    3.19%       --    06/16/94
Templeton Global Income Fund                          5.34%    1.43%    2.82%    5.05%    08/31/88
Travelers U.S. Government Securities Portfolio       14.70%    5.97%    5.97%       --    01/24/92
Travelers Zero Coupon Bond 2005                      13.98%    5.93%    5.64%       --    10/11/95
BALANCED FUNDS:
Fidelity VIP II Asset Manager Portfolio              -6.40%    5.52%    9.73%   10.76%    09/06/89
MFS Total Return Portfolio                           15.00%    8.98%   11.96%       --    06/16/94
Templeton Asset Strategy Fund                        -0.46%    8.52%   11.30%   13.03%    08/31/88
Travelers Managed Assets Trust                       -4.02%    9.35%   12.05%   11.46%    08/06/82
MONEY MARKET FUND:
Travelers Money Market Portfolio                      5.26%    4.46%    4.14%    3.51%    10/01/81

The information presented in the above chart represents the percentage change in the value of an accumulation unit of the Investment Options for the periods indicated, and reflects all expenses of the Underlying Funds, 0.80% mortality and expense risk charge and 0.10% administrative expense charge against amounts allocated to the Investment Options. The rates of return do not reflect the 2.5% front-end sales charge or the 2.5% state premium tax charge (both of which are deducted from premium payments) nor do they reflect surrender charges or monthly deduction amounts. These charges would reduce the average annual return reflected.

(1) An investment in Money Market Portfolio is neither insured nor guaranteed by the United States Government. There is no assurance that a stable $1.00 value will be maintained.

                       MARKETLIFE HYPOTHETICAL EXAMPLE *
                Male nonsmoker age 45 with a level death benefit
              of $150,000 and annual premium payments of $1,968.75

                                                      ONE YEAR                              FIVE YEARS
                                        ------------------------------------   ------------------------------------
                                          TOTAL      ACCUMULATED   SURRENDER     TOTAL      ACCUMULATED   SURRENDER
    UNDERLYING INVESTMENT OPTION        INVESTMENT      VALUE        VALUE     INVESTMENT      VALUE        VALUE
    ----------------------------        ----------   -----------   ---------   ----------   -----------   ---------
STOCK FUNDS
AIM Capital Appreciation Portfolio         1,969        1,016            0        9,844         9,110        7,917
Alliance Growth Portfolio                  1,969          953            0        9,844        10,549        9,312
Capital Appreciation Fund (Janus)          1,969          870            0        9,844        12,877       11,639
Deutsche VIT EAFE Equity Index Fund        1,969        1,009            0          N/A           N/A          N/A
Deutsche VIT Small Cap Index Fund          1,969        1,145            0          N/A           N/A          N/A
Dreyfus Stock Index Fund                   1,969        1,088            0        9,844        10,461        9,224
Fidelity VIP Equity Income Portfolio       1,969        1,381          221        9,844         9,285        8,081
Fidelity VIP Growth Portfolio              1,969        1,045            0        9,844        10,814        9,577
Janus Aspen Ser. Aggressive Growth         1,969          705            0        9,844        10,821        9,584
Janus Aspen Ser. Global Technology           N/A          N/A          N/A          N/A           N/A          N/A
Janus Aspen Series Worldwide Growth        1,969          988            0        9,844        12,101       10,864
Smith Barney Equity Index Portfolio        1,969        1,091            0        9,844        10,657        9,420
Smith Barney Large Cap Growth              1,969        1,131            0          N/A           N/A          N/A
Smith Barney Large Cap Value               1,969        1,446          282        9,844         9,288        8,084
Smith Barney Fundamental Value Fund        1,969        1,553          383        9,844        10,420        9,183
Templeton Growth Securities Fund           1,969        1,383          223        9,844         9,442        8,229
Utilities Portfolio (SB)                   1,969        1,603          430        9,844         9,525        8,307
BOND FUNDS:
Fidelity VIP High Income Portfolio         1,969          924            0        9,844         6,461        5,427
Putnam Diversified Income Portfolio        1,969        1,275          121        9,844         6,902        5,841
Smith Barney High Income Portfolio         1,969        1,150            4        9,844         7,039        5,970
Templeton Global Income Securities         1,969        1,368          209        9,844         6,957        5,893
Travelers US Govt Securities               1,969        1,515          347        9,844         7,683        6,575
Travelers Zero Coupon Bond 2005            1,969        1,503          336        9,844         7,604        6,501
BALANCED FUNDS:
Fidelity VIP II Asset Mgr Portfolio        1,969        1,185           37        9,844         8,634        7,469
MFS Total Return Portfolio                 1,969        1,519          351        9,844         9,245        8,044
Templeton Asset Strategy Fund              1,969        1,277          124        9,844         9,060        7,870
Travelers Managed Assets Trust             1,969        1,222           71        9,844         9,271        8,068
MONEY MARKET FUND:
Travelers Money Market                     1,969        1,367          208        9,844         7,253        6,172

The charges used in the above example consist of a front-end sales charge of 2.5%, a state premium tax charge of 2.5%, the 0.80% mortality and expense risk charge and 0.10% administrative expense charge, all expenses of the underlying funds, and monthly deduction charges including cost of insurance.

The benefits illustrated above may differ from other policies as a results of differences in investment allocation, premium timing and amount, death benefit type, as well as age and underwriting classification of the insured ( which could result in higher cost of insurance ). Because Marketlife is a variable universal life insurance policy, actual performance should always be considered in conjunction with the level of death benefit and cash values.

* These hypothetical examples show the effect of the performance quoted on cash values. Performance, loans and withdrawals will affect the cash value and death benefit of your policy. Since the values of the portfolios will fluctuate, the cash value at any time may be more or less than the total principal investment made, including at the time of surrender of the policy, when surrender charges may apply.

                                 ILLUSTRATIONS
--------------------------------------------------------------------------------

The following pages are intended to illustrate how the Account Value, Cash Surrender Value and Death Benefit can change over time for Policies issued to a 45 year old male and a 45 year old female. The difference between the Account Value and the Cash Surrender Value in these illustrations represents the Surrender Charge that would be incurred upon a full surrender of the Policy.

The illustrations assume that premiums are paid as indicated, no Policy loans are made, no increases or decreases to the Stated Amount are requested, no partial surrenders are made, and no charges for transfers between funds are incurred.

For both male and female age 45, there are two pages of values. One page illustrates the assumption that the maximum Guaranteed Cost of Insurance Rates, the monthly administrative charge, mortality and expense risk charge, and administrative expense charge allowable under the Policy are charged in all years. The other page illustrates the assumption that the current scale of Cost of Insurance Rates and other charges are charged in all years. The Cost of Insurance Rates charged vary by age, sex and underwriting classification, and the monthly administrative charge varies by age, amount of insurance and smoker/non-smoker classification for current charges. The illustrations reflect a deduction of 5% from each annual premium for premium tax (2.5%) and front end sales charge (2.5%).

The values shown in these illustrations vary according to assumptions used for charges, and gross rates of investment returns. For the first fifteen Policy Years, the current and guaranteed charges consist of 0.80% for mortality and expense risks, 0.10% for administrative expenses, and .67% for Investment Option expenses and thereafter 0.25% for mortality and expense risks, 0.00% for administrative expenses, and .67% for Investment Option expenses.

The charge for Investment Option expenses reflected in the illustrations assumes that Cash Value is allocated equally among all Investment Options and that no Policy Loans are outstanding, and is an arithmetic average of the investment advisory fees and other expenses charged by each of the Investment Options during the most recent audited calendar year.

The Investment Option expenses for some of the Investment Options reflect an expense reimbursement agreement currently in effect, as shown in the Policy prospectus summary. Although these reimbursement arrangements are expected to continue in subsequent years, the effect of discontinuance could be higher expenses charged to Policy Owners.

After deduction of these amounts, the illustrated gross annual investment rates of return of 0%, 6%, and 12% correspond to approximate net annual rates of -1.57%, 4.43%, and 10.43%, respectively on a current and guaranteed basis during the first fifteen Policy Years, and to approximate net annual rates of -0.92%, 5.08%, and 11.08%, respectively on a current and guaranteed basis thereafter.

For illustrations shown for policies issued prior to May 1, 1998, see "Policies Issued Prior to May 1, 1998" for the applicable charges and fees.

The illustrations do not reflect any charges for federal income taxes against the Separate Account, since the Company is not currently deducting such charges from the Separate Account. However, such charges may be made in the future, and in that event, the gross annual investment rates of return would have to exceed 0%, 6% and 12% by an amount sufficient to cover the tax charges in order to produce the Death Benefits, Account Values and Cash Surrender Values illustrated.

Under normal circumstances, the Company, through its agent will provide you a comparable illustration based upon the proposed Insured's age, sex, underwriting classification, the specified insurance benefits, and the premium requested. The illustration will show the arithmetic average Underlying Fund expenses and/or the actual Underlying Fund expenses depending upon what you request. The hypothetical gross annual investment return assumed in such an illustration will not exceed 12%.

                                   MARKETLIFE
           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                           LEVEL DEATH BENEFIT OPTION

                       ILLUSTRATED WITH CURRENT CHARGES**

Female, Issue Age 45                                         Face Amount: $150,000
Preferred, Non-smoker                                        Annual Premium: $1,595.63

       TOTAL
      PREMIUMS           DEATH BENEFIT                      CASH VALUE                  CASH SURRENDER VALUE
      WITH 5%    ------------------------------   ------------------------------   ------------------------------
YEAR  INTEREST      0%         6%        12%         0%         6%        12%         0%         6%        12%
-----------------------------------------------------------------------------------------------------------------
1       1,675    150,000    150,000    150,000      1,004      1,079      1,155          0          0          8
2       3,435    150,000    150,000    150,000      1,978      2,192      2,415        890      1,091      1,301
3       5,282    150,000    150,000    150,000      2,915      3,332      3,785      1,879      2,271      2,697
4       7,221    150,000    150,000    150,000      3,956      4,645      5,425      2,964      3,612      4,345
5       9,258    150,000    150,000    150,000      4,956      5,992      7,213      4,012      4,986      6,133
6      11,396    150,000    150,000    150,000      5,914      7,374      9,163      5,021      6,393      8,146
7      13,641    150,000    150,000    150,000      6,834      8,795     11,296      5,994      7,886     10,387
8      15,999    150,000    150,000    150,000      7,716     10,256     13,632      6,931      9,455     12,831
9      18,474    150,000    150,000    150,000      8,559     11,760     16,192      7,864     11,065     15,498
10     21,073    150,000    150,000    150,000      9,360     13,303     18,998      8,773     12,716     18,411
15     36,153    150,000    150,000    150,000     12,557     21,511     37,606     12,557     21,511     37,606
20     55,399    150,000    150,000    150,000     14,717     31,506     69,631     14,717     31,506     69,631

These hypothetical rates of returns are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6%, or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

** Current cost of insurance charges, mortality and expense risk charge, monthly administrative charge and administrative expense charge.

                                   MARKETLIFE
           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                           LEVEL DEATH BENEFIT OPTION

                     ILLUSTRATED WITH GUARANTEED CHARGES**

Female, Issue Age 45                                         Face Amount: $150,000
Preferred, Non-smoker                                        Annual Premium: $1,595.63

       TOTAL
      PREMIUMS           DEATH BENEFIT                      CASH VALUE                  CASH SURRENDER VALUE
      WITH 5%    ------------------------------   ------------------------------   ------------------------------
YEAR  INTEREST      0%         6%        12%         0%         6%        12%         0%         6%        12%
-----------------------------------------------------------------------------------------------------------------
1       1,675    150,000    150,000    150,000       521         581        641         0           0          0
2       3,435    150,000    150,000    150,000     1,000       1,152      1,312         0         114        265
3       5,282    150,000    150,000    150,000     1,435       1,711      2,016       487         747      1,034
4       7,221    150,000    150,000    150,000     2,251       2,697      3,208     1,361       1,780      2,261
5       9,258    150,000    150,000    150,000     3,012       3,683      4,482     2,184       2,816      3,566
6      11,396    150,000    150,000    150,000     3,715       4,668      5,843     2,954       3,850      4,954
7      13,641    150,000    150,000    150,000     4,357       5,647      7,299     3,665       4,878      6,430
8      15,999    150,000    150,000    150,000     4,933       6,613      8,852     4,314       5,894      8,051
9      18,474    150,000    150,000    150,000     5,437       7,562     10,510     4,895       6,892      9,815
10     21,073    150,000    150,000    150,000     5,869       8,490     12,284     5,409       7,903     11,697
15     36,153    150,000    150,000    150,000     6,985      12,828     23,479     6,985      12,828     23,479
20     55,399    150,000    150,000    150,000     5,886      16,393     41,289     5,886      16,393     41,289

These hypothetical rates of returns are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6%, or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

** Guaranteed cost of insurance charges, mortality and expense risk charge, monthly administrative charge and administrative expense charge.

                                   MARKETLIFE
           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                           LEVEL DEATH BENEFIT OPTION

                       ILLUSTRATED WITH CURRENT CHARGES**

Male, Issue Age 45                                           Face Amount: $150,000
Preferred, Non-smoker                                        Annual Premium: $1,968.75

       TOTAL
      PREMIUMS           DEATH BENEFIT                      CASH VALUE                  CASH SURRENDER VALUE
      WITH 5%    ------------------------------   ------------------------------   ------------------------------
YEAR  INTEREST      0%         6%        12%         0%         6%        12%         0%         6%        12%
-----------------------------------------------------------------------------------------------------------------
1       2,067    150,000    150,000    150,000      1,270      1,364      1,458        117        205        294
2       4,238    150,000    150,000    150,000      2,495      2,762      3,042      1,376      1,627      1,890
3       6,517    150,000    150,000    150,000      3,676      4,198      4,766      2,594      3,085      3,619
4       8,910    150,000    150,000    150,000      4,955      5,819      6,797      3,903      4,716      5,635
5      11,423    150,000    150,000    150,000      6,177      7,476      9,005      5,160      6,381      7,818
6      14,061    150,000    150,000    150,000      7,351      9,177     11,416      6,371      8,088     10,287
7      16,831    150,000    150,000    150,000      8,473     10,924     14,052      7,534      9,903     13,031
8      19,740    150,000    150,000    150,000      9,550     12,722     16,942      8,654     11,809     16,029
9      22,794    150,000    150,000    150,000     10,578     14,571     20,111      9,771     13,765     19,304
10     26,001    150,000    150,000    150,000     11,542     16,460     23,576     10,843     15,761     22,877
15     44,607    150,000    150,000    150,000     15,460     26,633     46,779     15,460     26,633     46,779
20     68,354    150,000    150,000    150,000     17,302     38,367     86,553     17,302     38,367     86,553

These hypothetical rates of returns are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6%, or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

** Current cost of insurance charges, mortality and expense risk charge, monthly administrative charge and administrative expense charge.

                                   MARKETLIFE
           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                           LEVEL DEATH BENEFIT OPTION

                     ILLUSTRATED WITH GUARANTEED CHARGES**

Male, Issue Age 45                                           Face Amount: $150,000
Preferred, Non-smoker                                        Annual Premium: $1,968.75

       TOTAL
      PREMIUMS           DEATH BENEFIT                      CASH VALUE                  CASH SURRENDER VALUE
      WITH 5%    ------------------------------   ------------------------------   ------------------------------
YEAR  INTEREST      0%         6%        12%         0%         6%        12%         0%         6%        12%
-----------------------------------------------------------------------------------------------------------------
1       2,067    150,000    150,000    150,000       716         791        868         0           0          0
2       4,238    150,000    150,000    150,000     1,367       1,563      1,770       316         500        695
3       6,517    150,000    150,000    150,000     1,951       2,311      2,708       973       1,312      1,685
4       8,910    150,000    150,000    150,000     2,893       3,474      4,139     1,965       2,511      3,136
5      11,423    150,000    150,000    150,000     3,756       4,623      5,653     2,885       3,699      4,668
6      14,061    150,000    150,000    150,000     4,533       5,750      7,255     3,722       4,866      6,281
7      16,831    150,000    150,000    150,000     5,212       6,843      8,942     4,469       6,002      7,975
8      19,740    150,000    150,000    150,000     5,785       7,890     10,715     5,116       7,094      9,801
9      22,794    150,000    150,000    150,000     6,240       8,877     12,572     5,649       8,128     11,765
10     26,001    150,000    150,000    150,000     6,565       9,790     14,515     6,063       9,094     13,816
15     44,607    150,000    150,000    150,000     5,962      12,797     25,695     5,962      12,797     25,695
20     68,354    150,000    150,000    150,000       216      11,563     41,020       216      11,563     41,020

These hypothetical rates of returns are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6%, or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

** Guaranteed cost of insurance charges, mortality and expense risk charge, monthly administrative charge and administrative expense charge.

        MARKETLIFE POLICIES ISSUED BETWEEN JULY 12, 1995 AND MAY 1, 1998
           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                           LEVEL DEATH BENEFIT OPTION

                       ILLUSTRATED WITH CURRENT CHARGES**

Female, Issue Age 45                                         Face Amount $150,000
Preferred, Non-Smoker                                        Annual Premium $1,595.63

       TOTAL
      PREMIUMS           DEATH BENEFIT                      CASH VALUE                  CASH SURRENDER VALUE
      WITH 5%    ------------------------------   ------------------------------   ------------------------------
YEAR  INTEREST      0%         6%        12%         0%         6%        12%         0%         6%        12%
-----------------------------------------------------------------------------------------------------------------
1       1,675    150,000    150,000    150,000      1,004      1,079      1,155          0          0          8
2       3,435    150,000    150,000    150,000      1,978      2,192      2,415        890      1,091      1,301
3       5,282    150,000    150,000    150,000      2,915      3,332      3,785      1,879      2,271      2,697
4       7,221    150,000    150,000    150,000      3,956      4,645      5,425      2,964      3,612      4,345
5       9,258    150,000    150,000    150,000      4,956      5,992      7,213      4,012      4,986      6,133
6      11,396    150,000    150,000    150,000      5,914      7,374      9,163      5,021      6,393      8,146
7      13,641    150,000    150,000    150,000      6,834      8,795     11,296      5,994      7,886     10,387
8      15,999    150,000    150,000    150,000      7,716     10,256     13,632      6,931      9,455     12,831
9      18,474    150,000    150,000    150,000      8,559     11,760     16,192      7,864     11,065     15,498
10     21,073    150,000    150,000    150,000      9,360     13,303     18,998      8,773     12,716     18,411
15     36,153    150,000    150,000    150,000     12,557     21,511     37,606     12,557     21,511     37,606
20     55,399    150,000    150,000    150,000     14,572     31,211     69,011     14,572     31,211     69,011

These hypothetical rates of returns are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6%, or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

** Current cost of insurance charges, mortality and expense risk charge, monthly administrative charge and administrative expense charge.

        MARKETLIFE POLICIES ISSUED BETWEEN JULY 12, 1995 AND MAY 1, 1998
           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                           LEVEL DEATH BENEFIT OPTION

                     ILLUSTRATED WITH GUARANTEED CHARGES**

Female, Issue Age 45                                         Face Amount: $150,000
Preferred, Non-smoker                                        Annual Premium: $1,595.63

       TOTAL
      PREMIUMS           DEATH BENEFIT                      CASH VALUE                  CASH SURRENDER VALUE
      WITH 5%    ------------------------------   ------------------------------   ------------------------------
YEAR  INTEREST      0%         6%        12%         0%         6%        12%         0%         6%        12%
-----------------------------------------------------------------------------------------------------------------
1       1,675    150,000    150,000    150,000        521        581        641          0          0          0
2       3,435    150,000    150,000    150,000      1,000      1,152      1,312          0        114        265
3       5,282    150,000    150,000    150,000      1,435      1,711      2,016        487        747      1,034
4       7,221    150,000    150,000    150,000      2,251      2,697      3,208      1,361      1,780      2,261
5       9,258    150,000    150,000    150,000      3,012      3,683      4,482      2,184      2,816      3,566
6      11,396    150,000    150,000    150,000      3,715      4,668      5,843      2,954      3,850      4,954
7      13,641    150,000    150,000    150,000      4,357      5,647      7,299      3,665      4,878      6,430
8      15,999    150,000    150,000    150,000      4,933      6,613      8,852      4,314      5,894      8,051
9      18,474    150,000    150,000    150,000      5,437      7,562     10,510      4,895      6,892      9,815
10     21,073    150,000    150,000    150,000      5,869      8,490     12,284      5,409      7,903     11,697
15     36,153    150,000    150,000    150,000      6,985     12,828     23,479      6,985     12,828     23,479
20     55,399    150,000    150,000    150,000      5,810     16,222     40,903      5,810     16,222     40,903

These hypothetical rates of returns are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6%, or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

** Guaranteed cost of insurance charges, mortality and expense risk charge, monthly administrative charge and administrative expense charge.

        MARKETLIFE POLICIES ISSUED BETWEEN JULY 12, 1995 AND MAY 1, 1998
           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                           LEVEL DEATH BENEFIT OPTION

                       ILLUSTRATED WITH CURRENT CHARGES**

Male, Issue Age 45                                           Face Amount: $150,000
Preferred, Non-smoker                                        Annual Premium: $1,968.75

       TOTAL
      PREMIUMS           DEATH BENEFIT                      CASH VALUE                  CASH SURRENDER VALUE
      WITH 5%    ------------------------------   ------------------------------   ------------------------------
YEAR  INTEREST      0%         6%        12%         0%         6%        12%         0%         6%        12%
-----------------------------------------------------------------------------------------------------------------
1       2,067    150,000    150,000    150,000      1,270      1,364      1,458        117        205        294
2       4,238    150,000    150,000    150,000      2,495      2,762      3,042      1,376      1,627      1,890
3       6,517    150,000    150,000    150,000      3,676      4,198      4,766      2,594      3,085      3,619
4       8,910    150,000    150,000    150,000      4,955      5,819      6,797      3,903      4,716      5,635
5      11,423    150,000    150,000    150,000      6,177      7,476      9,005      5,160      6,381      7,818
6      14,061    150,000    150,000    150,000      7,351      9,177     11,416      6,371      8,088     10,287
7      16,831    150,000    150,000    150,000      8,473     10,924     14,052      7,534      9,903     13,031
8      19,740    150,000    150,000    150,000      9,550     12,722     16,942      8,654     11,809     16,029
9      22,794    150,000    150,000    150,000     10,578     14,571     20,111      9,771     13,765     19,304
10     26,001    150,000    150,000    150,000     11,542     16,460     23,576     10,843     15,761     22,877
15     44,607    150,000    150,000    150,000     15,460     26,633     46,779     15,460     26,633     46,779
20     68,354    150,000    150,000    150,000     17,125     38,002     85,775     17,125     38,002     85,775

These hypothetical rates of returns are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6%, or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

** Current cost of insurance charges, mortality and expense risk charge, monthly administrative charge and administrative expense charge.

        MARKETLIFE POLICIES ISSUED BETWEEN JULY 12, 1995 AND MAY 1, 1998
           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                           LEVEL DEATH BENEFIT OPTION

                     ILLUSTRATED WITH GUARANTEED CHARGES**

Male, Issue Age 45                                           Face Amount: $150,000
Preferred, Non-smoker                                        Annual Premium: $1,968.75

       TOTAL
      PREMIUMS           DEATH BENEFIT                      CASH VALUE                  CASH SURRENDER VALUE
      WITH 5%    ------------------------------   ------------------------------   ------------------------------
YEAR  INTEREST      0%         6%        12%         0%         6%        12%         0%         6%        12%
-----------------------------------------------------------------------------------------------------------------
1       2,067    150,000    150,000    150,000       716         791        868         0           0          0
2       4,238    150,000    150,000    150,000     1,367       1,563      1,770       316         500        695
3       6,517    150,000    150,000    150,000     1,951       2,311      2,708       973       1,312      1,685
4       8,910    150,000    150,000    150,000     2,893       3,474      4,139     1,965       2,511      3,136
5      11,423    150,000    150,000    150,000     3,756       4,623      5,653     2,885       3,699      4,668
6      14,061    150,000    150,000    150,000     4,533       5,750      7,255     3,722       4,866      6,281
7      16,831    150,000    150,000    150,000     5,212       6,843      8,942     4,469       6,002      7,975
8      19,740    150,000    150,000    150,000     5,785       7,890     10,715     5,116       7,094      9,801
9      22,794    150,000    150,000    150,000     6,240       8,877     12,572     5,649       8,128     11,765
10     26,001    150,000    150,000    150,000     6,565       9,790     14,515     6,063       9,094     13,816
15     44,607    150,000    150,000    150,000     5,962      12,797     25,695     5,962      12,797     25,695
20     68,354    150,000    150,000    150,000       169      11,408     40,606       169      11,408     40,606

These hypothetical rates of returns are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6%, or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

** Guaranteed cost of insurance charges, mortality and expense risk charge, monthly administrative charge and administrative expense charge.

               MARKETLIFE POLICIES ISSUED PRIOR TO JULY 12, 1995
           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                           LEVEL DEATH BENEFIT OPTION

                       ILLUSTRATED WITH CURRENT CHARGES**

Female, Issue Age 45                                         Face Amount: $150,000
Preferred, Non-smoker                                        Annual Premium: $1,595.63

       TOTAL
      PREMIUMS           DEATH BENEFIT                      CASH VALUE                  CASH SURRENDER VALUE
      WITH 5%    ------------------------------   ------------------------------   ------------------------------
YEAR  INTEREST      0%         6%        12%         0%         6%        12%         0%         6%        12%
-----------------------------------------------------------------------------------------------------------------
1       1,675    150,000    150,000    150,000      1,008      1,083      1,158          0          0         12
2       3,435    150,000    150,000    150,000      1,988      2,203      2,426        900      1,101      1,312
3       5,282    150,000    150,000    150,000      2,935      3,353      3,808      1,898      2,291      2,719
4       7,221    150,000    150,000    150,000      3,988      4,682      5,466      2,994      3,646      4,384
5       9,258    150,000    150,000    150,000      5,004      6,049      7,279      4,057      5,039      6,196
6      11,396    150,000    150,000    150,000      5,980      7,455      9,262      5,083      6,470      8,245
7      13,641    150,000    150,000    150,000      6,921      8,906     11,437      6,075      7,997     10,528
8      15,999    150,000    150,000    150,000      7,826     10,403     13,827      7,034      9,602     13,026
9      18,474    150,000    150,000    150,000      8,695     11,949     16,454      8,001     11,254     15,759
10     21,073    150,000    150,000    150,000      9,524     13,541     19,341      8,938     12,954     18,755
15     36,153    150,000    150,000    150,000     12,892     22,112     38,686     12,892     22,112     38,686
20     55,399    150,000    150,000    150,000     14,790     31,775     70,411     14,790     31,775     70,411

These hypothetical rates of returns are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6%, or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

** Current cost of insurance charges, mortality and expense risk charge, monthly administrative charge and administrative expense charge.

               MARKETLIFE POLICIES ISSUED PRIOR TO JULY 12, 1995
           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                           LEVEL DEATH BENEFIT OPTION

                     ILLUSTRATED WITH GUARANTEED CHARGES**

Female, Issue Age 45                                         Face Amount: $150,000
Preferred, Non-smoker                                        Annual Premium: $1,595.63

       TOTAL
      PREMIUMS           DEATH BENEFIT                      CASH VALUE                  CASH SURRENDER VALUE
      WITH 5%    ------------------------------   ------------------------------   ------------------------------
YEAR  INTEREST      0%         6%        12%         0%         6%        12%         0%         6%        12%
-----------------------------------------------------------------------------------------------------------------
1       1,675    150,000    150,000    150,000       524         584        644         0           0          0
2       3,435    150,000    150,000    150,000     1,008       1,160      1,320         0         121        272
3       5,282    150,000    150,000    150,000     1,448       1,726      2,032       500         761      1,049
4       7,221    150,000    150,000    150,000     2,271       2,721      3,235     1,381       1,803      2,287
5       9,258    150,000    150,000    150,000     3,043       3,720      4,525     2,213       2,851      3,607
6      11,396    150,000    150,000    150,000     3,758       4,721      5,909     2,994       3,900      5,016
7      13,641    150,000    150,000    150,000     4,414       5,720      7,392     3,719       4,947      6,518
8      15,999    150,000    150,000    150,000     5,006       6,711      8,981     4,383       5,986      8,180
9      18,474    150,000    150,000    150,000     5,527       7,687     10,684     4,980       7,010      9,989
10     21,073    150,000    150,000    150,000     5,979       8,649     12,513     5,512       8,062     11,926
15     36,153    150,000    150,000    150,000     7,201      13,222     24,197     7,201      13,222     24,197
20     55,399    150,000    150,000    150,000     5,970      16,622     41,883     5,970      16,622     41,883

These hypothetical rates of returns are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6%, or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

** Guaranteed cost of insurance charges, mortality and expense risk charge, monthly administrative charge and administrative expense charge.

               MARKETLIFE POLICIES ISSUED PRIOR TO JULY 12, 1995
           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                           LEVEL DEATH BENEFIT OPTION

                       ILLUSTRATED WITH CURRENT CHARGES**

Male, Issue Age 45                                           Face Amount: $150,000
Preferred, Non-smoker                                        Annual Premium: $1,968.75

       TOTAL
      PREMIUMS           DEATH BENEFIT                      CASH VALUE                  CASH SURRENDER VALUE
      WITH 5%    ------------------------------   ------------------------------   ------------------------------
YEAR  INTEREST      0%         6%        12%         0%         6%        12%         0%         6%        12%
-----------------------------------------------------------------------------------------------------------------
1       2,067    150,000    150,000    150,000      1,275      1,369      1,463        121        210        298
2       4,238    150,000    150,000    150,000      2,508      2,776      3,056      1,388      1,640      1,903
3       6,517    150,000    150,000    150,000      3,701      4,225      4,796      2,618      3,111      3,647
4       8,910    150,000    150,000    150,000      4,996      5,865      6,849      3,942      4,759      5,684
5      11,423    150,000    150,000    150,000      6,237      7,547      9,088      5,217      6,447      7,896
6      14,061    150,000    150,000    150,000      7,433      9,279     11,541      6,449      8,183     10,412
7      16,831    150,000    150,000    150,000      8,582     11,063     14,230      7,636     10,042     13,208
8      19,740    150,000    150,000    150,000      9,688     12,906     17,186      8,784     11,993     16,273
9      22,794    150,000    150,000    150,000     10,748     14,808     20,438      9,941     14,001     19,632
10     26,001    150,000    150,000    150,000     11,747     16,757     24,005     11,048     16,058     23,306
15     44,607    150,000    150,000    150,000     15,877     27,384     48,132     15,877     27,384     48,132
20     68,354    150,000    150,000    150,000     17,405     38,723     87,566     17,405     38,723     87,566

These hypothetical rates of returns are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6%, or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

** Current cost of insurance charges, mortality and expense risk charge, monthly administrative charge and administrative expense charge.

               MARKETLIFE POLICIES ISSUED PRIOR TO JULY 12, 1995
           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                           LEVEL DEATH BENEFIT OPTION

                     ILLUSTRATED WITH GUARANTEED CHARGES**

Male, Issue Age 45                                           Face Amount: $150,000
Preferred, Non-smoker                                        Annual Premium: $1,968.75

       TOTAL
      PREMIUMS           DEATH BENEFIT                      CASH VALUE                  CASH SURRENDER VALUE
      WITH 5%    ------------------------------   ------------------------------   ------------------------------
YEAR  INTEREST      0%         6%        12%         0%         6%        12%         0%         6%        12%
-----------------------------------------------------------------------------------------------------------------
1       2,067    150,000    150,000    150,000       719         795        872         0           0          0
2       4,238    150,000    150,000    150,000     1,376       1,573      1,781       325         510        705
3       6,517    150,000    150,000    150,000     1,968       2,330      2,729       989       1,330      1,704
4       8,910    150,000    150,000    150,000     2,921       3,505      4,174     1,991       2,540      3,169
5      11,423    150,000    150,000    150,000     3,796       4,670      5,710     2,922       3,744      4,721
6      14,061    150,000    150,000    150,000     4,588       5,818      7,338     3,774       4,930      6,360
7      16,831    150,000    150,000    150,000     5,284       6,936      9,061     4,537       6,089      8,087
8      19,740    150,000    150,000    150,000     5,876       8,013     10,879     5,201       7,210      9,965
9      22,794    150,000    150,000    150,000     6,351       9,034     12,791     5,754       8,276     11,984
10     26,001    150,000    150,000    150,000     6,699       9,986     14,801     6,189       9,287     14,103
15     44,607    150,000    150,000    150,000     6,210      13,267     26,576     6,210      13,267     26,576
20     68,354    150,000    150,000    150,000       391      11,950     41,924       391      11,950     41,924

These hypothetical rates of returns are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6%, or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

** Guaranteed cost of insurance charges, mortality and expense risk charge, monthly administrative charge and administrative expense charge.

                                   APPENDIX A
                            ANNUAL MINIMUM PREMIUMS
                        (Per Thousand of Stated Amount)

AGE    MALE    FEMALE
---    ----    ------
 0      2.80     2.42
 1      2.69     2.47
 2      2.59     2.48
 3      2.58     2.47
 4      2.58     2.47
 5      2.58     2.47
 6      2.58     2.47
 7      2.60     2.49
 8      2.62     2.52
 9      2.66     2.56
10      2.72     2.62
11      2.80     2.68
12      2.89     2.76
13      3.01     2.84
14      3.13     2.94
15      3.25     3.04
16      3.38     3.16
17      3.51     3.28
18      3.62     3.40
19      3.72     3.47
20      3.81     3.53
21      3.90     3.60
22      3.98     3.67
23      4.05     3.73
24      4.08     3.71
25      4.13     3.76
26      4.30     3.93
27      4.45     4.09
28      4.61     4.26
29      4.76     4.41
30      4.92     4.60
31      5.12     4.80
32      5.32     5.02
33      5.52     5.22
34      5.74     5.46
35      5.98     5.71
36      6.33     6.01
37      6.66     6.31
38      7.01     6.64
39      7.34     6.97
40      7.69     7.34
41      8.17     7.75
42      8.66     8.18
43      9.14     8.62
44      9.63     9.11
45     10.11     9.59
46     10.79    10.13
47     11.47    10.70

AGE    MALE    FEMALE
---    ----    ------
48     12.15    11.29
49     12.83    11.89
50     13.51    12.51
51     14.42    13.18
52     15.34    13.86
53     16.24    14.53
54     17.16    15.29
55     18.07    16.10
56     19.43    17.11
57     20.79    18.20
58     22.16    19.35
59     23.52    20.51
60     24.88    21.68
61     27.11    22.98
62     29.34    24.27
63     31.57    25.59
64     33.80    27.01
65     36.03    28.57
66     38.86    30.12
67     41.70    31.63
68     44.52    33.29
69     47.36    35.39
70     49.76    37.75
71     54.39    40.67
72     59.04    44.16
73     63.71    48.15
74     68.41    52.54
75     72.60    57.27
76     80.21    62.20
77     87.34    67.37
78     94.52    73.00
79    101.76    79.30
80    109.06    86.49
81    120.34    94.56
82    131.76   103.39
83    143.32   112.96
84    155.03   123.28
85    166.88   138.49
86    170.39   149.27
87    177.17   159.84
88    191.28   171.55
89    208.18   185.73
90    241.15   203.75
91    254.21   225.63
92    282.60   250.53
93    314.35   278.47
94    349.51   309.50

APPENDIX A -- ANNUAL MINIMUM PREMIUMS

                                   APPENDIX B
                 PER THOUSAND OF STATED AMOUNT SURRENDER CHARGE
                                  (First Year)

                     STATED AMOUNT
        ---------------------------------------
ISSUE     $50,000       $500,000     $1,000,000
 AGE    TO $499,999    TO $999,999   AND ABOVE
-----   -----------    -----------   ----------
  0         2.04           1.84         1.63
  1         2.04           1.84         1.63
  2         2.04           1.84         1.63
  3         2.04           1.84         1.63
  4         2.04           1.84         1.63
  5         2.19           1.97         1.75
  6         2.19           1.97         1.75
  7         2.21           1.99         1.77
  8         2.23           2.01         1.78
  9         2.26           2.03         1.81
 10         2.39           2.15         1.91
 11         2.46           2.21         1.97
 12         2.54           2.29         2.03
 13         2.65           2.39         2.12
 14         2.75           2.48         2.20
 15         2.76           2.48         2.21
 16         2.77           2.49         2.22
 17         2.79           2.51         2.23
 18         2.82           2.54         2.26
 19         2.90           2.61         2.32
 20         2.86           2.57         2.29
 21         2.93           2.64         2.34
 22         2.99           2.69         2.39
 23         3.04           2.74         2.43
 24         3.06           2.75         2.45
 25         3.08           2.77         2.46
 26         3.14           2.83         2.51
 27         3.25           2.93         2.60
 28         3.37           3.03         2.70
 29         3.47           3.12         2.78
 30         3.49           3.14         2.79
 31         3.64           3.28         2.91
 32         3.78           3.40         3.02

                     STATED AMOUNT
        ---------------------------------------
ISSUE     $50,000       $500,000     $1,000,000
 AGE    TO $499,999    TO $999,999   AND ABOVE
-----   -----------    -----------   ----------
 33         3.92           3.53         3.14
 34         4.08           3.67         3.26
 35         4.19           3.77         3.35
 36         4.43           3.99         3.54
 37         4.66           4.19         3.73
 38         4.91           4.42         3.93
 39         5.14           4.63         4.11
 40         5.69           5.12         4.55
 41         6.05           5.45         4.84
 42         6.41           5.77         5.13
 43         6.76           6.08         5.41
 44         7.13           6.42         5.70
 45         7.18           6.46         5.74
 46         7.66           6.89         6.13
 47         8.14           7.33         6.51
 48         8.63           7.77         6.90
 49         9.11           8.20         7.29
 50        10.00           9.00         8.00
 51        10.67           9.60         8.54
 52        11.35          10.22         9.06
 53        12.02          10.82         9.62
 54        12.70          11.43        10.16
 55        13.01          11.71        10.41
 56        13.99          12.69        11.19
 57        14.97          13.47        11.98
 58        15.96          14.36        12.77
 59        16.93          15.24        13.54
 60        17.91          16.12        14.33
 61        19.52          17.57        15.82
 62        21.12          19.01        16.90
 63        22.73          20.46        18.18
 64        24.34          21.91        19.47
 65+       25.40          22.85        20.32

APPENDIX B -- PER THOUSAND OF STATED AMOUNT SURRENDER CHARGE

                                   APPENDIX C
                     CURRENT MONTHLY ADMINISTRATIVE CHARGE
                        (Per Thousand of Stated Amount)
             Applicable for Three Years Following Issue or Increase

                                  NON-SMOKERS

                    STATED AMOUNT
        --------------------------------------
ISSUE     $50,000      $250,000     $1,000,000
 AGE    TO $249,999   TO $999,999   AND ABOVE
-----   -----------   -----------   ----------
  0
  1
  2
  3
  4
  5
  6
  7
  8
  9
 10
 11
 12
 13
 14
 15
 16
 17
 18
 19
 20        0.08          0.00          0.00
 21        0.08          0.00          0.00
 22        0.08          0.00          0.00
 23        0.08          0.00          0.00
 24        0.08          0.00          0.00
 25        0.08          0.00          0.00
 26        0.08          0.00          0.00
 27        0.08          0.00          0.00
 28        0.08          0.00          0.00
 29        0.08          0.00          0.00
 30        0.08          0.00          0.00
 31        0.08          0.00          0.00
 32        0.08          0.00          0.00

                    STATED AMOUNT
        --------------------------------------
ISSUE     $50,000      $250,000     $1,000,000
 AGE    TO $249,999   TO $999,999   AND ABOVE
-----   -----------   -----------   ----------
 33        0.08          0.00          0.00
 34        0.08          0.00          0.00
 35        0.08          0.00          0.00
 36        0.08          0.00          0.00
 37        0.08          0.00          0.00
 38        0.08          0.00          0.00
 39        0.08          0.00          0.00
 40        0.08          0.00          0.00
 41        0.08          0.00          0.00
 42        0.08          0.00          0.00
 43        0.08          0.00          0.00
 44        0.08          0.00          0.00
 45        0.08          0.00          0.00
 46        0.08          0.00          0.00
 47        0.09          0.00          0.00
 48        0.09          0.00          0.00
 49        0.10          0.00          0.00
 50        0.10          0.00          0.00
 51        0.11          0.00          0.00
 52        0.11          0.00          0.00
 53        0.12          0.00          0.00
 54        0.12          0.00          0.00
 55        0.12          0.00          0.00
 56        0.13          0.00          0.00
 57        0.13          0.00          0.00
 58        0.14          0.00          0.00
 59        0.14          0.00          0.00
 60        0.15          0.00          0.00
 61        0.15          0.00          0.00
 62        0.15          0.00          0.00
 63        0.15          0.00          0.00
 64        0.15          0.00          0.00
 65+       0.15          0.00          0.00

APPENDIX C -- CURRENT MONTHLY ADMINISTRATIVE CHARGE

                     CURRENT MONTHLY ADMINISTRATIVE CHARGE
                        (Per Thousand of Stated Amount)
             Applicable for Three Years Following Issue or Increase

                                    SMOKERS

                    STATED AMOUNT
        --------------------------------------
ISSUE     $50,000      $500,000     $1,000,000
 AGE    TO $499,999   TO $999,999   AND ABOVE
-----   -----------   -----------   ----------
  0        0.12          0.08          0.00
  1        0.12          0.08          0.00
  2        0.12          0.08          0.00
  3        0.12          0.08          0.00
  4        0.12          0.08          0.00
  5        0.12          0.08          0.00
  6        0.13          0.08          0.00
  7        0.14          0.08          0.00
  8        0.15          0.08          0.00
  9        0.16          0.08          0.00
 10        0.16          0.08          0.00
 11        0.16          0.08          0.00
 12        0.16          0.08          0.00
 13        0.16          0.08          0.00
 14        0.16          0.08          0.00
 15        0.16          0.08          0.00
 16        0.16          0.08          0.00
 17        0.16          0.08          0.00
 18        0.16          0.08          0.00
 19        0.16          0.08          0.00
 20        0.16          0.08          0.00
 21        0.16          0.08          0.00
 22        0.16          0.08          0.00
 23        0.16          0.08          0.00
 24        0.16          0.08          0.00
 25        0.16          0.08          0.00
 26        0.16          0.09          0.00
 27        0.17          0.09          0.00
 28        0.17          0.09          0.00
 29        0.18          0.09          0.00
 30        0.18          0.09          0.00
 31        0.18          0.09          0.00
 32        0.18          0.09          0.00

                    STATED AMOUNT
        --------------------------------------
ISSUE     $50,000      $500,000     $1,000,000
 AGE    TO $499,999   TO $999,999   AND ABOVE
-----   -----------   -----------   ----------
 33        0.19          0.09          0.00
 34        0.19          0.09          0.00
 35        0.19          0.09          0.00
 36        0.20          0.09          0.00
 37        0.21          0.10          0.00
 38        0.22          0.10          0.00
 39        0.23          0.10          0.00
 40        0.23          0.10          0.00
 41        0.24          0.10          0.00
 42        0.24          0.10          0.00
 43        0.24          0.10          0.00
 44        0.24          0.10          0.00
 45        0.24          0.10          0.00
 46        0.25          0.11          0.00
 47        0.26          0.11          0.00
 48        0.27          0.11          0.00
 49        0.28          0.11          0.00
 50        0.29          0.15          0.00
 51        0.30          0.15          0.00
 52        0.32          0.15          0.00
 53        0.33          0.15          0.00
 54        0.34          0.15          0.00
 55        0.35          0.15          0.00
 56        0.35          0.15          0.00
 57        0.35          0.15          0.00
 58        0.36          0.15          0.00
 59        0.36          0.15          0.00
 60        0.36          0.15          0.00
 61        0.38          0.15          0.00
 62        0.38          0.15          0.00
 63        0.38          0.15          0.00
 64        0.39          0.15          0.00
 65+       0.39          0.15          0.00

                                 APPENDIX C(1)
                    GUARANTEED MONTHLY ADMINISTRATIVE CHARGE
                        (Per Thousand of Stated Amount)
             Applicable for Three Years Following Issue or Increase

                            SMOKERS AND NON-SMOKERS

                    STATED AMOUNT
        --------------------------------------
ISSUE     $50,000      $500,000     $1,000,000
 AGE    TO $499,999   TO $999,999   AND ABOVE
-----   -----------   -----------   ----------
  0        0.16          0.08          0.00
  1        0.16          0.08          0.00
  2        0.16          0.08          0.00
  3        0.16          0.08          0.00
  4        0.16          0.08          0.00
  5        0.16          0.08          0.00
  6        0.16          0.08          0.00
  7        0.16          0.08          0.00
  8        0.16          0.08          0.00
  9        0.16          0.08          0.00
 10        0.16          0.08          0.00
 11        0.16          0.08          0.00
 12        0.16          0.08          0.00
 13        0.16          0.08          0.00
 14        0.16          0.08          0.00
 15        0.16          0.08          0.00
 16        0.16          0.08          0.00
 17        0.16          0.08          0.00
 18        0.16          0.08          0.00
 19        0.16          0.08          0.00
 20        0.16          0.08          0.00
 21        0.16          0.08          0.00
 22        0.16          0.08          0.00
 23        0.16          0.08          0.00
 24        0.16          0.08          0.00
 25        0.16          0.08          0.00
 26        0.16          0.09          0.00
 27        0.17          0.09          0.00
 28        0.17          0.09          0.00
 29        0.18          0.09          0.00
 30        0.18          0.09          0.00
 31        0.18          0.09          0.00
 32        0.18          0.09          0.00

                    STATED AMOUNT
        --------------------------------------
ISSUE     $50,000      $500,000     $1,000,000
 AGE    TO $499,999   TO $999,999   AND ABOVE
-----   -----------   -----------   ----------
 33        0.19          0.09          0.00
 34        0.19          0.09          0.00
 35        0.19          0.09          0.00
 36        0.20          0.09          0.00
 37        0.21          0.10          0.00
 38        0.22          0.10          0.00
 39        0.23          0.10          0.00
 40        0.23          0.10          0.00
 41        0.24          0.10          0.00
 42        0.24          0.10          0.00
 43        0.24          0.10          0.00
 44        0.24          0.10          0.00
 45        0.24          0.10          0.00
 46        0.25          0.11          0.00
 47        0.26          0.11          0.00
 48        0.27          0.11          0.00
 49        0.28          0.11          0.00
 50        0.29          0.15          0.00
 51        0.30          0.15          0.00
 52        0.32          0.15          0.00
 53        0.33          0.15          0.00
 54        0.34          0.15          0.00
 55        0.35          0.15          0.00
 56        0.35          0.15          0.00
 57        0.35          0.15          0.00
 58        0.36          0.15          0.00
 59        0.36          0.15          0.00
 60        0.36          0.15          0.00
 61        0.38          0.15          0.00
 62        0.38          0.15          0.00
 63        0.38          0.15          0.00
 64        0.39          0.15          0.00
 65+       0.39          0.15          0.00

APPENDIX C(1) -- GUARANTEED MONTHLY ADMINISTRATIVE CHARGE

                      THIS PAGE INTENTIONALLY LEFT BLANK.

                                   MARKETLIFE

             INDIVIDUAL VARIABLE UNIVERSAL LIFE INSURANCE CONTRACTS

                                   ISSUED BY

                        THE TRAVELERS INSURANCE COMPANY
                             HARTFORD, CONNECTICUT

L-11843                                                                May, 2001

                                    IN-VEST

             INDIVIDUAL VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

                                                    PROSPECTUSES
                                                    MAY 1, 2001

The Travelers Insurance Company, One Tower Square, Hartford, Connecticut 06183 X
                           Telephone: (800) 334-4298

                                   PROSPECTUS

This Prospectus describes The Travelers IN-VEST, an individual variable universal (flexible premium) life insurance Policy (the "Policy") offered by The Travelers Insurance Company (the "Company"). A Policy Owner may choose the amount of life insurance coverage desired with a minimum Stated Amount of $75,000. The premium payment may be allocated by the Policy Owner to one or more of the variable funding options (the "Investment Options").

During the Policy's Right to Cancel Period, the Applicant may return the Policy to the Company for a refund. The Right to Cancel Period expires on the latest of ten days after you receive the Policy, ten days after we mail or deliver to you a written Notice of Right to Cancel, or 45 days after the Applicant signs the application for insurance (or later if state laws requires).

There is no guaranteed minimum Cash Value for a Policy. The Cash Value of the Policy will vary to reflect the investment performance of the Investment Options to which you have directed your premium payments. You bear the investment risk under this policy. The Cash Value is reduced by the various fees and charges assessed under the Policy, as described in this Prospectus. The Policy will remain in effect for as long as the Cash Surrender Value can pay the monthly Policy charges and loan interest due but not paid in cash (subject to the Late Period provision).

We offer two death benefits under the Policy -- the "Level Option" and the "Variable Option." Under either option, the death benefit will never be less than the Amount Insured (less any outstanding Policy loans or Monthly Deduction Amounts due and unpaid). You choose one at the time you apply for the Policy, however you may change the death benefit option, subject to certain conditions.

This Policy may be or become a modified endowment Policy under federal tax law. If so, any partial withdrawal, Policy surrender or loan may result in adverse tax consequences or penalties.

REPLACING EXISTING INSURANCE WITH THIS POLICY MAY NOT BE TO YOUR ADVANTAGE.

EACH OF THE INVESTMENT OPTION PROSPECTUSES ARE INCLUDED WITH THE PACKAGE CONTAINING THIS PROSPECTUS. ALL PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS COMPLETE OR TRUTHFUL. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VARIABLE LIFE INSURANCE POLICIES ARE NOT DEPOSITS OF ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER GOVERNMENT AGENCY.

                  THE DATE OF THIS PROSPECTUS IS MAY 1, 2001.

                               TABLE OF CONTENTS

Glossary of Special Terms..............    3
Prospectus Summary.....................    5
General Description....................    9
How the Policy Works...................    9
  Beneficiary..........................    9
  Applying Premium Payments............    9
The Investment Options.................   10
Policy Benefits and Rights.............   13
  Transfers of Cash Value..............   13
  Telephone Transfers..................   13
  Automated Transfers..................   13
     Dollar-Cost Averaging.............   13
     Portfolio Rebalancing.............   14
  Lapse and Reinstatement..............   14
  Exchange Rights......................   14
  Right to Cancel......................   14
Access to Cash Values..................   15
  Policy Loans.........................   15
  Cash Value and Cash Surrender
     Value.............................   15
Death Benefit..........................   16
     Payment of Proceeds...............   17
     Payment Options...................   18
Maturity Benefits......................   18
Charges and Deductions.................   18
  Charges Against Premium..............   18
     Front-End Sales Charge............   18
     State Premium Tax Charge..........   19
  Monthly Deduction Amount.............   19
     Cost of Insurance Charge..........   19
     Policy Administrative Expense
       Charge..........................   19
     Charges for Supplemental Benefit
       Provisions......................   19
  Charges Against the Separate
     Account...........................   19
     Mortality and Expense Risk
       Charge..........................   19
     Administrative Expense Charge.....   19
  Underlying Fund Fees.................   20
  Surrender Charges....................   20
     Percent of Premium Charge.........   20
     Per Thousand of Stated Amount
       Charge..........................   20
  Transfer Charge......................   21
  Reduction or Elimination of
     Charges...........................   21
The Separate Account and Valuation.....   21
  The Travelers Fund UL for Variable
     Life Insurance (Fund UL ).........   21
  How the Cash Value Varies............   22
  Accumulation Unit Value..............   22
  Net Investment Factor................   22
Changes to the Policy..................   23
  General..............................   23
  Changes in Stated Amount.............   23
  Changes in Death Benefit Option......   23
Additional Policy Provisions...........   24
  Assignment...........................   24
  Limit on Right to Contest and Suicide
     Exclusion.........................   24
  Misstatement as to Sex and Age.......   24
  Voting Rights........................   24
  Disregard of Voting Instructions.....   24
Other Matters..........................   25
  Statements to Policy Owners..........   25
  Suspension of Valuation..............   25
  Dividends............................   25
  Mixed and Shared Funding.............   25
  Distribution.........................   25
  Legal Proceedings and Opinion........   26
  Experts..............................   26
Federal Tax Considerations.............   26
  General..............................   26
  Tax Status of the Policy.............   27
     Definition of Life Insurance......   27
     Diversification...................   27
     Investor Control..................   27
  Tax Treatment of Policy Benefits.....   28
     In General........................   28
     Modified Endowment Contracts......   28
     Exchanges.........................   29
     Aggregation of Modified Endowment
       Contracts.......................   29
     Policies which are not Modified
       Endowment Contracts.............   30
     Treatment of Loan Interest........   29
     The Company's Income Taxes........   30
The Company............................   30
Management.............................   31
  Directors of The Travelers Insurance
     Company...........................   31
  Senior Officers of The Travelers
     Insurance Company.................   31
Example of Policy Charges..............   32
Performance Information................   32
Illustrations..........................   34
Appendix
A -- Annual Minimum Premiums...........   39
B -- Surrender Charges.................   40
C -- Monthly Administrative Charge.....   41
Financial Statements -- Fund UL
Financial Statements -- The Travelers
  Insurance Company

                           GLOSSARY OF SPECIAL TERMS
--------------------------------------------------------------------------------

The following terms are used throughout the Prospectus, and have the indicated meanings:

ACCUMULATION UNIT -- a standard of measurement used to calculate the values allocated to the Investment Options.

ANNUAL MINIMUM PREMIUM -- the Policy Owner must pay a first premium greater than or equal to one-quarter of this amount for the Policy to be issued. (Please refer to Appendix A.)

BENEFICIARY(IES) -- the person(s) named to receive the benefits of this Policy at the Insured's death.

CASH SURRENDER VALUE -- the Cash Value less any outstanding Policy loan and surrender charges.

CASH VALUE -- the current value of Accumulation Units credited to each of the Investment Options available under the Policy, plus the value of the Loan Account.

COMPANY'S HOME OFFICE -- the principal executive offices of The Travelers Insurance Company located at One Tower Square, Hartford, Connecticut 06183.

DEDUCTION DATE -- the day in each Policy Month on which the Monthly Deduction Amount is deducted from the Policy's Cash Value.

INSURED -- the person on whose life the Policy is issued.

INVESTMENT OPTIONS -- the segments of the Separate Account or Portfolio to which you may allocate premiums or Cash Value under Fund UL.

ISSUE DATE -- the date on which a Policy is issued by the Company for delivery to a Policy Owner who is not replacing existing life insurance issued by the Company.

LOAN ACCOUNT -- an account in the Company's general account to which we transfer the amount of any Policy loan, and to which we credit and charge a fixed rate of interest.

MATURITY DATE -- The anniversary of the Policy Date on which the Insured is age 95.

MINIMUM AMOUNT INSURED -- the amount of Death Benefit required to qualify this Policy as life insurance under federal tax law.

MONTHLY DEDUCTION AMOUNT -- the amount of charges deducted from the Policy's Cash Value which includes cost of insurance charges, administrative charges, and any charges for supplemental benefits.

NET AMOUNT AT RISK -- an amount equal to the Death Benefit minus the Cash Value.

NET PREMIUM -- the amount of each premium payment applied to purchase Accumulation Units under the Policy, less the deduction of front-end sales charges and premium tax charges.

PLANNED PREMIUM -- the amount of premium which the Policy Owner chooses to pay to the Company on a scheduled basis, and for which the Company will bill the Policy Owner, either annually, semiannually or through automatic monthly checking account deductions.

POLICY DATE -- the date on which the Policy, benefits and provisions of the Policy become effective.

POLICY MONTH -- monthly periods computed from the Policy Date.

POLICY OWNER (YOU, YOUR OR OWNER) -- the person having rights to benefits under the Policy during the lifetime of the Insured; the Policy Owner may or may not be the Insured.

POLICY YEARS -- annual periods computed from the Policy Date.

SEPARATE ACCOUNT -- assets set aside by The Travelers Insurance Company, the investment experience of which is kept separate from that of other assets of The Travelers Insurance Company; for example, The Travelers Fund UL for Variable Life Insurance.

STATED AMOUNT -- the amount originally selected by the Policy Owner used to determine the Death Benefit, or as may be increased or decreased as described in this Prospectus.

UNDERLYING FUND -- the underlying mutual fund(s) that correspond to each Investment Option. Each Investment Option invests directly in an Underlying Fund.

VALUATION DATE -- a day on which the Separate Account is valued. A Valuation Date is any day on which the New York Stock Exchange is open for trading. The value of Accumulation Units will be determined as of 4:00 p.m.

VALUATION PERIOD -- the period between the close of business on successive Valuation Dates.

                               PROSPECTUS SUMMARY
--------------------------------------------------------------------------------

WHAT IS VARIABLE UNIVERSAL LIFE INSURANCE?

The Flexible Premium Variable Universal Life Insurance Policy is designed to provide insurance protection on the life of the Insured and to build Cash Value. Like other life insurance, it provides an income-tax free death benefit that is payable to the Beneficiary upon the Insured's death. Unlike traditional, fixed-premium life insurance, the Policy allows you, as the owner, to allocate your premium, or transfer Cash Value to various Investment Options. These Investment Options include equity, bond, money market and other types of portfolios. Your Cash Value may increase or decrease daily, depending on investment return. There is no minimum amount guaranteed as it would be in a traditional life insurance policy.

INVESTMENT OPTIONS: You have the ability to choose from a wide variety of well-known Investment Options. These professionally managed stock, bond and money market funding options cover a broad spectrum of investment objectives and risk tolerance. Currently, the following Investment Options (subject to state availability) are available under Fund UL:

CAPITAL APPRECIATION FUND                       TRAVELERS SERIES TRUST
DREYFUS STOCK INDEX FUND -- INITIAL SHARES      U.S. Government Securities Portfolio
MANAGED ASSETS TRUST                            Utilities Portfolio
MONEY MARKET PORTFOLIO                          Zero Coupon Bond Fund Portfolio Series 2005
FRANKLIN TEMPLETON VARIABLE INSURANCE           VARIABLE INSURANCE PRODUCTS FUND (FIDELITY)
PRODUCTS TRUST                                  Equity Income Portfolio -- Initial Class
  Templeton Asset Strategy Fund -- Class 1      Growth Portfolio -- Initial Class
  Templeton Global Income Securities Fund --    High Income Portfolio -- Initial Class
  Class 1
  Templeton Growth Securities Fund -- Class 1   VARIABLE INSURANCE PRODUCTS FUND II
                                                (FIDELITY)
GREENWICH STREET SERIES FUND                    Asset Manager Portfolio -- Initial Class
  Fundamental Value Portfolio*
TRAVELERS SERIES FUND, INC.
  AIM Capital Appreciation Portfolio
  Alliance Growth Portfolio
  MFS Total Return Portfolio
  Smith Barney High Income Portfolio
  Smith Barney Large Cap Value Portfolio

* formerly Total Return Portfolio

Additional Portfolios may be added from time to time. For more information see "The Investment Options." Refer to each Fund's prospectus for a complete description of the investment objectives, restrictions and other material information.

PREMIUMS: When applying for your Policy, you state how much you intend to pay, and whether you will pay annually, semiannually or monthly via checking account deductions. You may also make unscheduled premium payments in any amount. No premium payments will be accepted if receipt of such premiums would disqualify the Policy as life insurance under applicable federal tax laws.

You indicate on your application what percentage of each Net Premium you would like allocated to the Investment Options. You may change your allocations by writing to the Company or by calling 1-800-334-4298 (if you have an authorization form on file).

During the underwriting period, any premium paid will be held in a non-interest bearing account. After the Policy Date and until the applicants' right to cancel has expired, your Net Premium will be invested in the Money Market Portfolio. After that, the cash value will be distributed to each Investment Option in the percentages indicated on your application.

RIGHT TO EXAMINE POLICY: You may return your Policy for any reason and receive a full refund of your premium by mailing us the Policy and a written request for cancellation within a specified period.

DEATH BENEFITS: At time of application, you select a death benefit option. Under certain conditions you may be able to change the death benefit option at a later date. The options available are:

     - LEVEL OPTION (OPTION 1): the death benefit will be equal to the greater of the Stated Amount or the Minimum Amount Insured.

     - VARIABLE OPTION (OPTION 2): the death benefit will be equal to the greater of the Stated Amount plus the Cash Value or the Minimum Amount Insured.

POLICY VALUES: As with other types of insurance policies, the Policy will accumulate a Cash Value. The Cash Value of the Policy will increase or decrease to reflect the investment experience of the Investment Options. Monthly charges and any partial surrenders taken will also decrease the Cash Value. There is no minimum guaranteed Cash Value.

     - ACCESS TO POLICY VALUES: You may borrow against your Policy's Cash Surrender Value. The maximum loan amount allowable is 90% of the Cash Surrender Value.

You may cancel all or a portion of your Policy while the Insured is living and receive all or a portion of the Cash Surrender Value. Depending on the amount of time the Policy has been in force, there may be a charge for the partial or full surrender.

TRANSFERS OF POLICY VALUES: You may transfer all or a portion of your Cash Value among the Investment Options. You may do this by writing to the Company, or if you have the proper authorization form on file, by calling 1-800-334-4298.

You can use automated transfers to take advantage of dollar cost averaging -- investing a fixed amount at regular intervals. For example, you might have a set amount transferred from a relatively conservative Investment Option to a more aggressive one, or to several others.

LATE PERIOD: If the Cash Surrender Value of your Policy becomes less than the amount needed to pay the Monthly Deduction Amount, and the Lapse Protection Guarantee Rider is not in effect, you will have 61 days to pay a premium that is sufficient to cover the Monthly Deduction Amount. If the premium is not paid, your Policy will lapse.

EXCHANGE RIGHTS: During the first two Policy Years, you can exchange this Policy for one that provides benefits that do not vary with the investment return of the Investment Options.

TAX CONSEQUENCES: Currently, the federal tax law excludes all Death Benefit payments from the gross income of the Beneficiary. At any point in time, the Policy may become a modified endowment contract ("MEC"). A MEC has an income-first taxation of all loans, pledges, collateral assignments or partial surrenders. A 10% penalty tax may be imposed on such income distributed before the Policy Owner attains age 59 1/2. The Company has established safeguards for monitoring whether a Policy may become a MEC.

CHARGES AND DEDUCTIONS: Your Policy is subject to the following charges, which compensate the Company for administering and distributing the Policy, as well as paying Policy benefits and assuming related risks. These charges are summarized below, and explained in detail under "Charges and Deductions."

POLICY CHARGES:

     - SALES AND PREMIUM EXPENSE CHARGES -- A sales charge and a premium tax charge are applied to each premium based on the size of your Policy.

                                                             TOTAL
       STATED                SALES          PREMIUM         PREMIUM
       AMOUNT                CHARGE           TAX           EXPENSE
       ------                ------         -------         -------
 less than $500,000           2.5%           2.5%            5.0%
$500,000 to $999,999          2.0%           2.5%            4.5%
$1,000,000 and over             0%           2.5%            2.5%

     This charge pays some distribution expenses and state and local premium taxes.

     - MONTHLY DEDUCTION -- deductions taken from the value of your Policy each month to cover cost of insurance charges, the monthly administrative expense charges and charges for optional benefits.

     - FULL SURRENDER CHARGE -- applies if you surrender your Policy for its full Cash Value or the Policy lapses, during the first 10 years and for 10 years after requesting an increase in coverage. The surrender charge consists of a percent of premium charge and a per thousand of face amount charge.

     - PARTIAL SURRENDER CHARGE -- applies if you surrender part of the value of your Policy.

ASSET-BASED CHARGES:

     - MORTALITY AND EXPENSE RISK CHARGE -- applies to the assets of the Investment Options on a daily basis which currently equals an annual rate of .60% (guaranteed not to exceed .80%).

     - ADMINISTRATIVE EXPENSE CHARGE -- applies to the assets of the Investment Options on a daily basis at a maximum annual rate of .10%. The Company is not currently assessing this charge.

     - UNDERLYING FUND FEES -- the separate account purchases shares of the Underlying Funds on a net asset value basis. The shares purchased already reflect the deduction of investment advisory fees and other expenses. The fees are shown in the table below.

       UNDERLYING FUND FEES (AS A PERCENTAGE OF AVERAGE NET ASSETS OF THE UNDERLYING FUND AS OF DECEMBER 31, 2000)

                                                                                                 TOTAL
                                                                                                 ANNUAL
                                                MANAGEMENT                      OTHER          OPERATING
                                                   FEE                         EXPENSES         EXPENSES
                                              (AFTER EXPENSE                (AFTER EXPENSE   (AFTER EXPENSE
                FUND NAME:                    REIMBURSEMENT)   12B-1 FEES   REIMBURSEMENT)   REIMBURSEMENT)
CAPITAL APPRECIATION FUND                         0.81%                         0.02%             0.83%
DREYFUS STOCK INDEX FUND -- INITIAL SHARES        0.25%                         0.01%             0.26%
MANAGED ASSETS TRUST                              0.56%                         0.03%             0.59%
MONEY MARKET PORTFOLIO                            0.38%                         0.02%             0.40%
FRANKLIN TEMPLETON VARIABLE INSURANCE
  PRODUCTS TRUST
Templeton Asset Strategy Fund -- Class 1          0.60%                         0.21%             0.81%
Templeton Global Income Securities Fund --
  Class 1                                         0.63%                         0.09%             0.72%(1)
Templeton Growth Securities Fund -- Class 1       0.81%                         0.07%             0.88%(1)
GREENWICH STREET SERIES FUND
Fundamental Value Portfolio                       0.75%                         0.04%             0.79%(2)
THE TRAVELERS SERIES TRUST
U.S. Government Securities Portfolio              0.39%                         0.09%             0.48%
Utilities Portfolio                               0.71%                         0.18%             0.89%
Zero Coupon Bond Fund Portfolio Series 2005       0.10%                         0.05%             0.15%(3)
TRAVELERS SERIES FUND INC.
AIM Capital Appreciation Portfolio                0.80%                         0.03%             0.83%(4)
Alliance Growth Portfolio                         0.80%                         0.01%             0.81%(4)
MFS Total Return Portfolio                        0.80%                         0.04%             0.84%(4)
Smith Barney High Income Portfolio                0.60%                         0.06%             0.66%(4)
Smith Barney Large Cap Value Portfolio            0.65%                         0.01%             0.66%(4)
VARIABLE INSURANCE PRODUCTS FUND
Equity -- Income Portfolio -- Initial Class       0.48%                         0.08%             0.56%(5)
Growth Portfolio -- Initial Class                 0.57%                         0.08%             0.65%(5)
High Income Portfolio -- Initial Class            0.58%                         0.10%             0.68%
VARIABLE INSURANCE PRODUCTS FUND II
Asset Manager Portfolio -- Initial Class          0.53%                         0.08%             0.61%

(1) The Fund administration fee is paid indirectly through the Management Fee for TEMPLETON GLOBAL INCOME SECURITIES FUND -- CLASS 1 and the TEMPLETON GROWTH SECURITIES FUND -- CLASS 1.

(2) The Management Fee includes 0.20% for fund administration.

(3) The Adviser has agreed to reimburse the TRAVELERS ZERO COUPON BOND FUND 2005 for the period ended December 31, 2000. If such expenses were not voluntarily reimbursed, the Other Expenses and Total Annual Operating Expenses would have been 1.34% and 1.44% respectively.

(4) Expenses are as of October 31, 2000 (the Fund's fiscal year end). There were no fees waived or expenses reimbursed for these funds in 2000.

(5) Actual annual operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses, and/or because through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's custodian expenses. Without such reduction, Total Annual Operating Expenses for the EQUITY-INCOME PORTFOLIO -- INITIAL CLASS, GROWTH PORTFOLIO -- INITIAL CLASS would have been 0.55% and 0.64%.

                              GENERAL DESCRIPTION
--------------------------------------------------------------------------------

This prospectus describes an individual flexible premium variable universal life insurance Policy offered by The Travelers Insurance Company ("Company"). The policy offers:

     - Flexible premium payments (you select the timing and amount of the premium)

     - A selection of investment options

     - A choice of two death benefit options

     - Loans and partial withdrawal privileges

     - The ability to increase or decrease the Policy's face amount of insurance

     - Additional benefits through the use of optional riders

This Policy is both an insurance product and a security. The Policy is first and foremost a life insurance Policy with death benefits, Cash Values and other features traditionally associated with life insurance. The Policy is a security because the Cash Value and, under certain circumstances, the Amount Insured, and Death Benefit may increase or decrease depending on the investment experience of the Investment Options chosen.

THE APPLICATION. In order to become a policy owner, you must submit an application to the Company. You must provide evidence of insurability. On the application, you will also indicate:

     - the amount of insurance desired (the "stated amount"); minimum of $75,000

     - your choice of the two death benefit options

     - the beneficiary(ies), and whether or not the beneficiary is irrevocable

     - your choice of investment options.

Our underwriting staff will review the application, and, if approved, we will issue the Policy.

                              HOW THE POLICY WORKS
--------------------------------------------------------------------------------

You make premium payments and direct them to one or more of the available investment options. The Policy's Cash Value will increase or decrease depending on the performance of the investment options you select. In the case of death benefit option 2, the death benefit will also vary based on the investment options' performance.

BENEFICIARY

The Applicant names the Beneficiary in the application for the Policy. The Policy Owner may change the Beneficiary (unless irrevocably named) during the Insured's lifetime by sending a written request to the Company. If no Beneficiary is living when the Insured dies, the Death Benefit will be paid to the Policy Owner, if living; otherwise, the Death Benefit will be paid to the Policy Owner's estate.

Your Policy becomes effective once our underwriting staff has approved the application and once the first premium payment has been made. The Policy Date is the date we use to determine all future transactions on the policy, for example, the deduction dates, policy months, policy years. During the underwriting period, any premium paid will be held in a non-interest bearing account. Your policy will stay in effect as long as the policy's cash surrender value can pay the policy's monthly charges and loan interest due but not paid in cash.

APPLYING PREMIUM PAYMENTS

We apply the first premium on the later of the Policy Date or the date we receive it at our Home Office. During the Right to Cancel Period, we allocate net premiums to the Money Market

Portfolio. At the end of the Right to Cancel Period, we direct the net premiums to the investment option(s) selected on the application, unless you give us other directions.

The investment options are segments of the separate account. They correspond to underlying funds with the same names. The available investment options are listed below.

We credit your policy with accumulation units of the investment option(s) you have selected. We calculate the number of accumulation units by dividing your net premium payment by each investment option's accumulation unit value computed after we receive your payment.

                             THE INVESTMENT OPTIONS
--------------------------------------------------------------------------------

You may allocate Premium Payments to one or more of the available Investment Options. The Investment Options currently available under the Policy may be added, withdrawn or substituted as permitted by applicable state or federal law. We would notify you before making such a change. Please read carefully the complete risk disclosure in each Portfolio's prospectus before investing. For more detailed information on the investment advisers and their services and fees, please refer to the prospectuses for the Investment Options. In addition, Travelers has entered into agreements with either the investment adviser or distributor of certain of the underlying funds in which the adviser or distributor pays us a fee for providing administrative services, which fee may vary. The fee is ordinarily based upon an annual percentage of the average aggregate net amount invested in the underlying funds on behalf of the Separate Account.

The Investment Options currently available under Fund UL are as follows:

    INVESTMENT OPTION               INVESTMENT OBJECTIVE           INVESTMENT ADVISER/SUBADVISER
    -----------------               --------------------           -----------------------------
Capital Appreciation Fund  Seeks growth of capital through the     Travelers Asset Management
                           use of common stocks. Income is not an  International Corporation
                           objective. The Fund invests             ("TAMIC")
                           principally in common stocks of small   Subadviser: Janus Capital
                           to large companies which are expected   Corp.
                           to experience wide fluctuations in
                           price in both rising and declining
                           markets.
Dreyfus Stock Index        Seeks to provide investment results     Mellon Equity
Fund -- Initial Shares     that correspond to the price and yield
                           performance of publicly traded common
                           stocks in the aggregate, as
                           represented by the Standard & Poor's
                           500 Composite Stock Price Index.
Managed Assets Trust       Seeks high total investment return      TAMIC
                           through a fully managed investment      Subadviser: Travelers
                           policy in a portfolio of equity, debt   Investment Management Company
                           and convertible securities.             ("TIMCO")
Money Market Portfolio     Seeks high current income from short-   TAMIC
                           term money market instruments while
                           preserving capital and maintaining a
                           high degree of liquidity.

    INVESTMENT OPTION               INVESTMENT OBJECTIVE           INVESTMENT ADVISER/SUBADVISER
    -----------------               --------------------           -----------------------------
FRANKLIN TEMPLETON VARIABLE
INSURANCE PRODUCTS TRUST
Templeton Asset Strategy   Seeks a high level of total return      Templeton Investment Counsel,
Fund -- Class 1            with reduced risk over the long term    Inc.
                           through a flexible policy of investing
                           in stocks of companies in any nation
                           and debt obligations of companies and
                           governments of any nation.
Templeton Global Income    Seeks high current income by investing  Franklin Advisers, Inc.
Securities Fund -- Class   primarily in debt securities of compa-  Subadviser: Templeton
1                          nies, governments and government        Investment Counsel, Inc.
                           agencies of various nations throughout
                           the world.
Templeton Growth           Seeks capital growth by investing       Templeton Global Advisors
Securities Fund -- Class   primarily in common stocks issued by    Limited
1                          companies, large and small, in various
                           nations throughout the world.
GREENWICH STREET
  SERIES FUND
Fundamental Value          Seeks long-term capital growth with     Smith Barney Fund Man-
Portfolio                  current income as a secondary           agement LLC "SBFM"
                           objective.
TRAVELERS SERIES FUND, INC.
AIM Capital Appreciation   Seeks capital appreciation by           Travelers Investment Adviser
Portfolio                  investing principally in common stock,  ("TIA")
                           with emphasis on medium-sized and       Subadviser: AIM Capital
                           smaller emerging growth companies.      Management Inc.
Alliance Growth Portfolio  Seeks long-term growth of capital by    TIA
                           investing predominantly in equity       Subadviser: Alliance Capital
                           securities of companies with a          Management L.P.
                           favorable outlook for earnings and
                           whose rate of growth is expected to
                           exceed that of the U.S. economy over
                           time. Current income is only an
                           incidental consideration.
MFS Total Return           Seeks to obtain above-average income    TIA
Portfolio                  (compared to a portfolio entirely       Subadviser Massachusetts
                           invested in equity securities)          Financial Services ("MFS")
                           consistent with the prudent employment
                           of capital. Generally, at least 40% of
                           the Portfolio's assets will be
                           invested in equity securities.
Smith Barney High Income   Seeks high current income. Capital      SBFM
Portfolio                  appreciation is a secondary objective.
                           The Portfolio will invest at least 65%
                           of its assets in high-yielding
                           corporate debt obligations and
                           preferred stock.

    INVESTMENT OPTION               INVESTMENT OBJECTIVE           INVESTMENT ADVISER/SUBADVISER
    -----------------               --------------------           -----------------------------
Smith Barney Large Cap     Seeks current income and long-term      SBFM
Value Portfolio            growth of income and capital by
                           investing primarily, but not
                           exclusively, in common stocks.
TRAVELERS SERIES TRUST
U.S. Government            Seeks to select investments from the    TAMIC
Securities Portfolio       point of view of an investor concerned
                           primarily with highest credit quality,
                           current income and total return. The
                           assets of the U.S. Government Securi-
                           ties Portfolio will be invested in
                           direct obligations of the United
                           States, its agencies and
                           instrumentalities.
Utilities Portfolio        Seeks to provide current income by      SBFM
                           investing in equity and debt
                           securities of companies in the utility
                           industries.
Zero Coupon Bond Fund      Seeks to provide as high an investment  TAMIC
Portfolio Series 2005      return as consistent with the
                           preservation of capital investing in
                           primarily zero coupon securities that
                           pay cash income but are acquired by
                           the Portfolio at substantial discounts
                           from their values at maturity. The
                           Zero Coupon Bond Fund Portfolio may
                           not be appropriate for Policy Owners
                           who do not plan to have their premiums
                           invested in shares of the Portfolio
                           for the long term or until maturity.
VARIABLE INSURANCE
  PRODUCTS FUND
Equity-Income              Seeks reasonable income by investing    Fidelity Management &
  Portfolio --             primarily in income-producing equity    Research Company ("FMR")
  Initial Class            securities; in choosing these
                           securities, the portfolio manager will
                           also consider the potential for
                           capital appreciation.
Growth Portfolio --        Seeks capital appreciation by purchas-  FMR
  Initial Class            ing common stocks of well-known,
                           established companies, and small
                           emerging growth companies, although
                           its investments are not restricted to
                           any one type of security. Capital
                           appreciation may also be found in
                           other types of securities, including
                           bonds and preferred stocks.
  High Income              Seeks to obtain a high level of         FMR
     Portfolio --          current income by investing primarily
     Initial Class         in high yielding, lower-rated,
                           fixed-income securities, while also
                           considering growth of capital.

    INVESTMENT OPTION               INVESTMENT OBJECTIVE           INVESTMENT ADVISER/SUBADVISER
    -----------------               --------------------           -----------------------------
VARIABLE INSURANCE
PRODUCTS FUND II
Asset Manager              Seeks high total return with reduced    FMR
  Portfolio --             risk over the long-term by allocating
  Initial Class            its assets among stocks, bonds and
                           short-term fixed-income instruments.

                           POLICY BENEFITS AND RIGHTS
--------------------------------------------------------------------------------

TRANSFERS OF CASH VALUE

As long as the Policy remains in effect, you may transfer the Cash Value between Investment Options. We reserve the right to restrict the number of free transfers to four times in any Policy Year and to charge $10 for each additional transfer; however, there is currently no charge for transfers.

We calculate the number of Accumulation Units involved using the Accumulation Unit Values we determine at the end of the business day on which we receive the request.

TELEPHONE TRANSFERS

The Policy Owner may make the request in writing by mailing such request to the Company at its Home Office, or by telephone (if an authorization form is on file) by calling 1-800-334-4298. The Company will take reasonable steps to ensure that telephone transfer requests are genuine. These steps may include seeking proper authorization and identification prior to processing telephone requests. Additionally, the Company will confirm telephone transfers. Any failure to take such measures may result in the Company's liability for any losses due to fraudulent telephone transfer requests.

AUTOMATED TRANSFERS

DOLLAR-COST AVERAGING
You may establish automated transfers of Policy Values on a monthly or quarterly basis from any Investment Option(s) to any other Investment Option(s) through written request or other method acceptable to the Company. You must have a minimum total Policy Value of $1,000 to enroll in the Dollar-Cost Averaging program. The minimum total automated transfer amount is $100.

You may start or stop participation in the Dollar-Cost Averaging program at any time, but you must give the Company at least 30 days' notice to change any automated transfer instructions that are currently in place. Automated transfers are subject to all of the other provisions and terms of the Policy. The Company reserves the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service.

Before transferring any part of the Policy Value, Policy Owners should consider the risks involved in switching between investments available under this Policy. Dollar cost averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.

PORTFOLIO REBALANCING
You may elect to have the Company periodically reallocate values in your policy to match your original (or your latest) funding option allocation request.

LAPSE AND REINSTATEMENT

The Policy will remain in effect until the Cash Surrender Value of the Policy can no longer cover the Monthly Deduction Amount or loan interest due and not paid in cash. If this happens, we will notify you in writing that if the amount shown in the notice is not paid within 61 days (the "Late Period"), the Policy may lapse. The amount shown will be enough to pay the deduction amount due. The Policy will continue through the Late Period, but if no payment is received by us, it will terminate at the end of the Late Period. If the person Insured under the Policy dies during the Late Period, the Death Benefit payable will be reduced by the Monthly Deduction Amount due, the loan interest due and unpaid plus the amount of any outstanding loan. (See "Death Benefit," below.)

If the Policy lapses, you may reinstate the Policy by paying the reinstatement premium (and any applicable charges) shown in the Policy. You may request reinstatement within three years of lapse (unless a different period is required under applicable state law). Upon reinstatement, the Policy's Cash Value will equal the Net Premium. In addition, the Company reserves the right to require satisfactory evidence of insurability.

EXCHANGE RIGHTS

Once the Policy is in effect, it may be exchanged during the first 24 months for a general account life insurance policy issued by the Company (or an affiliated company) on the life of the Insured. Benefits under the new life insurance policy will be as described in that policy. No evidence of insurability will be required. You have the right to select the same Death Benefit or Net Amount At Risk as the former Policy at the time of exchange. Cost of insurance rates will be based on the same risk classification as those of the former Policy. Any outstanding Policy loan must be repaid before we will make an exchange. In addition, there may be an adjustment for the difference in Cash Value between the two Policies.

RIGHT TO CANCEL

An Applicant may cancel the Policy by returning it via mail or personal delivery to the Company or to the agent who sold the Policy. The Policy must be returned by the latest of:

     (1) 10 days after delivery of the Policy to you

     (2) 45 days of completion of the Policy application

     (3) 10 days after the Notice of Right to Cancel has been mailed or delivered to the Applicant whichever is latest, or

     (4) later if required by state law.

We will refund the greater of all premium payments or the sum of:

     (1) the difference between the premium paid, including any fees or charges, and the amounts allocated to the Investment Option(s),

     (2) the value of the amounts allocated to the Investment Option(s) on the date on which the Company receives the returned Policy, and

     (3) any fees and other charges imposed on amounts allocated to the Investment Option(s).

We will make the refund within seven days after we receive your returned policy.

                             ACCESS TO CASH VALUES
--------------------------------------------------------------------------------

POLICY LOANS

A Policy Owner may obtain a cash loan from the Company secured by the Policy not to exceed 90% of the Policy's Cash Value (determined on the day on which the Company receives the written loan request), less any surrender penalties. Subject to state law, no loan requests may be made for amounts of less than $100.

If there is a loan outstanding at the time a subsequent loan request is made, the amount of the outstanding loan will be added to the new loan request. The Company will charge interest on the outstanding amounts of the loan, which interest must be paid in advance by the Policy Owner. The full Loan Account Value will be charged an annual interest rate of 7.4% (6% in the Virgin Islands).

The amount of the loan will be transferred as of the date the loan is made on a pro rata basis from each of the Investment Options attributable to the Policy (unless the Policy Owner states otherwise) to another account (the "Loan Account"). Amounts in the Loan Account will be credited by the Company with a fixed annual rate of return of 4% (6% in New York and Massachusetts) and will not be affected by the investment performance of the Investment Options. When loan repayments are made, the amount of the repayment will be deducted from the Loan Account and will be reallocated based upon premium allocation percentages among the Investment Options applicable to the Policy (unless the Policy Owner states otherwise). The Company will make the loan to the Policy Owner within seven days after receipt of the written loan request.

An outstanding loan amount decreases the Cash Surrender Value. If a maximum loan is taken or a loan is not repaid, it may permanently decrease the Cash Surrender Value, which could cause the Policy to lapse (see "Lapse and Reinstatement"). For example, if a Policy has a Cash Surrender Value of $10,000, the Policy Owner may take a loan of 90% or $9,000, leaving a new Cash Surrender Value of $1,000. In addition, the Death Benefit actually payable would be decreased because of the outstanding loan. Furthermore, even if the loan is repaid, the Death Benefit and Cash Surrender Value may be permanently affected since the Policy Owner was not credited with the investment experience of an Investment Option on the amount in the Loan Account while the loan was outstanding. All or any part of a loan secured by a Policy may be repaid while the Policy is still in effect.

CASH VALUE AND CASH SURRENDER VALUE

The Cash Value of a Policy changes on a daily basis and will be computed on each Valuation Date. The Cash Value will vary to reflect the investment experience of the Investment Options, as well as any partial Cash Surrenders, Monthly Deduction Amount, daily Separate Account charges, and any additional premium payments. There is no minimum guaranteed Cash Value.

The Cash Value of a particular Policy is related to the net asset value of the Investment Options to which premium payments on the Policy have been allocated. The Cash Value on any Valuation Date is calculated by multiplying the number of Accumulation Units credited to the Policy in each Investment Options as of the Valuation Date by the current Accumulation Unit Value of that Investment Option, then adding the collective result for each of the Investment Options credited to the Policy, and finally adding the value (if any) of the Loan Account. A Policy Owner may withdraw Cash Value from the Policy, or transfer Cash Value among the Investment Options, on any day that the Company is open for business.

As long as the Policy is in effect, a Policy Owner may elect, without the consent of the Beneficiary (provided the designation of Beneficiary is not irrevocable), to surrender the Policy and receive its "Cash Surrender Value"; i.e., the Cash Value of the Policy determined as of the day the Company receives the Policy Owner's written request, less any outstanding Policy loan, and less any applicable Surrender Charges. For full surrenders, the Company will pay the Cash Surrender Value of the Policy within seven days following its receipt of the written request, or on the date requested by the Policy Owner, whichever is later. The Policy will terminate on the Deduction Date next following the Company's receipt of the written request, or on the Deduction Date next following the date on which the Policy Owner requests the surrender to become effective, whichever is later.

In the case of partial surrenders, the Cash Surrender Value will be equal to the net amount requested to be surrendered minus any applicable Surrender Charges. The deduction from Cash Value for a partial surrender will be made on a pro rata basis against the Cash Value of each of the Investment Options attributable to the Policy (unless the Policy Owner states otherwise in writing).

In addition to reducing the Cash Value of the Policy, partial cash surrenders will reduce the Death Benefit payable under the Policy. Under Option 1, the Stated Amount of the Policy will be reduced by the amount of the partial cash surrender. Under Option 2, the Cash Value, which is part of the Death Benefit, will be reduced by the amount of the partial cash surrender. The Company may require return of the Policy to record such reduction.

                                 DEATH BENEFIT
--------------------------------------------------------------------------------

The Death Benefit under the Policy is the amount paid to the Beneficiary upon the Insured's death. The Death Benefit will be reduced by any outstanding charges, fees and Policy loans. All or part of the Death Benefit may be paid in cash or applied to one or more of the payment options described in the following pages.

You may elect one of two Death Benefit options. As long as the Policy remains in effect, the Company guarantees that the Death Benefit under either option will be at least the current Stated Amount of the Policy less any outstanding Policy loan and unpaid Deduction Amount due. The Death Benefit under either option may vary with the Cash Value of the Policy. Under Option 1 (the "Level Option"), the Death Benefit will be equal to the Stated Amount of the Policy or, if greater, a specified multiple of Cash Value (the "Minimum Amount Insured"). Under Option 2 (the "Variable Option"), the Death Benefit will be equal to the Stated Amount of the Policy plus the Cash Value (determined as of the date of the Insured's death) or, if greater, the Minimum Amount Insured.

The Minimum Amount Insured is the amount required to qualify the Policy as a life insurance Policy under the current federal tax law. Under that law, the Minimum Amount Insured equals a stated percentage of the Policy's Cash Value determined as of the first day of each Policy Month. The percentages differ according to the attained age of the Insured. The Minimum Amount Insured is set forth in the Policy and may change as federal income tax laws or regulations change. The following is a schedule of the applicable percentages for contracts issued after January 1, 1985. For attained ages not shown, the applicable percentages will decrease evenly:

  ATTAINED AGE            PERCENTAGE:
  ------------            -----------
     0 - 40                   250
         45                   215
         50                   185
         55                   150
         60                   130
         65                   120
         70                   115
         75                   105
         95+                  100

Federal tax law imposes another cash funding limitation on cash value life insurance Policies that may increase the Minimum Amount Insured shown above. This limitation known as the "guideline premium limitation," generally applies during the early years of variable universal life insurance Policies.

The following examples demonstrate the relationship between the Death Benefit, the Cash Surrender Value and the Minimum Amount Insured under Options 1 and 2 of the Policy. The examples assume an Insured of age 40, a Minimum Amount Insured of 250% of Cash Value (assuming the preceding table is controlling as to Minimum Amount Insured), and no outstanding Policy loan.

OPTION 1 -- "LEVEL" DEATH BENEFIT

STATED AMOUNT: $75,000

In the following examples of an Option 1 "Level" Death Benefit, the Death Benefit under the Policy is generally equal to the Stated Amount of $75,000. Since the Policy is designed to qualify as a life insurance Policy, the Death Benefit cannot be less than the Minimum Amount Insured (or, in this example, 250% of the Cash Value).

EXAMPLE ONE. If the Cash Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). Since the Death Benefit in the Policy is the greater of the Stated Amount ($75,000) or the Minimum Amount Insured ($25,000), the Death Benefit would be $75,000.

EXAMPLE TWO. If the Cash Value of the Policy equals $40,000, the Minimum Amount Insured would be $100,000 ($40,000 x 250%). The resulting Death Benefit would be $100,000 since the Death Benefit is the greater of the Stated Amount ($75,000) or the Minimum Amount Insured ($100,000).

OPTION 2 -- "VARIABLE" DEATH BENEFIT

STATED AMOUNT: $75,000

In the following examples of an Option 2 "Variable" Death Benefit, the Death Benefit varies with the investment experience of the applicable Investment Options and will generally be equal to the Stated Amount plus the Cash Value of the Policy (determined on the date of the Insured's death). The Death Benefit cannot, however, be less than the Minimum Amount Insured (or, in this example, 250% of the Cash Value).

EXAMPLE ONE. If the Cash Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). The Death Benefit ($85,000) would be equal to the Stated Amount ($75,000) plus the Cash Value ($10,000), unless the Minimum Amount Insured ($25,000) was greater.

EXAMPLE TWO. If the Cash Value of the Policy equals $60,000, then the Minimum Amount Insured would be $150,000 ($60,000 x 250%). The resulting Death Benefit would be $150,000 because the Minimum Amount Insured ($150,000) is greater than the Stated Amount plus the Cash Value ($75,000 + $60,000 = $135,000).

PAYMENT OF PROCEEDS

Death Benefits are payable within seven days after we receive satisfactory proof of the Insured's death. The amount of Death Benefit paid may be adjusted to reflect any Policy loan, any material misstatements in the Policy application as to age or sex of the Insured, and any amounts payable to an assignee under a collateral assignment of the Policy. (See "Assignment.")

Subject to state law, if the Insured commits suicide within two years following the Issue Date limits on the amount of Death Benefit paid will apply. (See "Limit on Right to Contest and Suicide Exclusion.") In addition, if the Insured dies during the 61-day period after the Company gives notice to the Policy Owner that the Cash Surrender Value of the Policy is insufficient to meet the

Monthly Deduction Amount due against the Cash Value of the Policy, then the Death Benefit actually paid to the Policy Owner's Beneficiary will be reduced by the amount of the Deduction Amount that is due and unpaid. (See "Cash Value and Cash Surrender Value," for effects of partial surrenders on Death Benefits.)

PAYMENT OPTIONS

We will pay policy proceeds in a lump sum, unless you or the Beneficiary select one of the Company's payment options. We may defer payment of proceeds which exceed the Death Benefit for up to six months from the date of the request for the payment. A combination of options may be used. The minimum amount that may be placed under a payment option is $5,000 unless we consent to a lesser amount. Proceeds applied under an option will no longer be affected by the investment experience of the Investment Options.

     The following payment options are available under the Policy:

     OPTION 1 -- Payments of a Fixed Amount

     OPTION 2 -- Payments for a Fixed Period

     OPTION 3 -- Amounts Held at Interest

     OPTION 4 -- Monthly Life Income

     OPTION 5 -- Joint and Survivor Level Amount Monthly Life Income

     OPTION 6 -- Joint and Survivor Monthly Life Income-Two-thirds to Survivor

     OPTION 7 -- Joint and Last Survivor Monthly Life Income-Monthly Payment
                 Reduces on Death of First Person Named

     OPTION 8 -- Other Options

We will make any other arrangements for periodic payments as may be agreed upon. If any periodic payment due any payee is less than $100, we may make payments less often. If we have declared a higher rate under an option on the date the first payment under an option is due, we will base the payments on the higher rate.

                               MATURITY BENEFITS
--------------------------------------------------------------------------------

The Maturity Date is the anniversary of the Policy Date on which the Insured is age 95. If the Insured is living on the Maturity Date, the Company will pay you the Policy's Cash Value less any outstanding Policy loan or unpaid Deduction Amount. You must surrender the Policy to us before we make a payment, at which point the Policy will terminate and we will have no further obligations under the Policy.

                             CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------

CHARGES AGAINST PREMIUM

FRONT-END SALES CHARGE

When we receive a Premium Payment, and before allocation of the payment among the Investment Options, we deduct a front-end sales charge. For Stated Amounts less than $500,000 the charge is 2.5%. The charge is 2% for Stated Amounts from $500,000 to $999,999, and for Stated Amounts of $1,000,000 or greater, there is no front-end sales charge. Additional charges may be assessed upon any full or partial surrender. (See "Surrender Charges".)

STATE PREMIUM TAX CHARGE

A charge of 2.5% of each premium payment will be deducted for state premium taxes (except for Policies issued in the Commonwealth of Puerto Rico where no premium tax is deducted). These taxes owned by the Company vary from state to state and currently range from 0.75% to 3.5%; 2.5% is an average. Because there is a range of premium taxes, a Policy Owner may pay a premium tax charge that is higher or lower than the premium tax actually assessed against the Company in his or her jurisdiction.

The Company also reserves the right to charge the assets of each Investment Option for a reserve for any income taxes payable by the Company on the assets attributable to that Investment Option. (See "Federal Tax Considerations.")

MONTHLY DEDUCTION AMOUNT

We will deduct a Monthly Deduction Amount to cover certain charges and expenses incurred in connection with the Policy. The Monthly Deduction Amount is deducted pro rata from each of the Investment Options' values attributable to the Policy. The amount is deducted on the first day of each Policy Month (the "Deduction Date"), beginning on the Policy Date. The dollar amount of the Deduction Amount will vary from month to month. The Monthly Deduction Amount consists of the Cost of Insurance Charge, Policy Administrative Expense Charge and Charges for any Supplemental Benefit Provision. These are described below:

COST OF INSURANCE CHARGE

The amount of the Cost of Insurance deduction depends on the amount of insurance coverage on the date of the deduction and the current cost per dollar for insurance coverage. The cost per dollar of insurance coverage varies annually and is based on age, sex, risk class of the Insured and state of issue.

POLICY ADMINISTRATIVE EXPENSE CHARGE

For the first three Policy Years, an administrative charge is deducted monthly from the Policy's Cash Value. This charge also applies to the first three years following increases in the Stated Amount (excluding Cost of Living Adjustments and increases in Stated Amounts due to Death Benefit Option changes.) This charge is used to cover expenses associated with issuing the Policy. The charge currently varies by issue age and Stated Amount (see Appendix C).

CHARGES FOR SUPPLEMENTAL BENEFIT PROVISIONS

The Company will include a supplemental benefits charge in the Monthly Deduction Amount if you have elected any supplemental benefit provision for which there is a charge. The amount of this charge will vary depending upon the actual supplemental benefits selected.

CHARGES AGAINST THE SEPARATE ACCOUNT

MORTALITY AND EXPENSE RISK CHARGE

We deduct a daily charge for mortality and expense risks. The current charge is at an annual rate of 0.60%; however, the Policy provides that the maximum charge for mortality and expense risks will not exceed 0.80%. This charge compensates us for various risks assumed, benefits provided and expenses incurred, including the payment of commissions to your sales agent.

ADMINISTRATIVE EXPENSE CHARGE

We reserve the right to deduct a daily charge for administrative expenses we incur. The maximum charge equals an annual rate of 0.10%; however, we do not currently assess this charge.

UNDERLYING FUND FEES

When you allocate money to the Investment Options, the Separate Account purchases shares of the corresponding Underlying Funds at net asset value. The net asset value reflects investment advisory fees and other expenses already deducted. The investment advisory fees and other expenses paid to each of the Underlying Funds are described in the individual Fund prospectuses for the Investment Options and in the Policy prospectus summary. These are not direct charges under the Policy; they are indirect because they affect each Investment Option's accumulation unit value.

SURRENDER CHARGES

There are two types of surrender charges that can apply under the Policy: a Percent of Premium Charge and a Per Thousand of Stated Amount Charge equal to a specified amount for each $1,000 of Stated Amount. These surrender charges apply during the first ten Policy Years (or the first ten years following an increase in Stated Amount other than an increase for a Cost of Living Adjustment or a change in Death Benefit option). Both charges apply upon a full surrender of the Policy. Only the Percent of Premium Charge applies upon a partial surrender.

PERCENT OF PREMIUM CHARGE

A Percent of Premium surrender charge will be assessed upon a full or partial surrender of the Policy during the first ten Policy Years (and during the first ten years following an increase in Stated Amount). The charge will be the smallest of:

     (a) 6% of the amount of Cash Value being surrendered; or

     (b) 6% of the amount of premiums actually paid within the five years preceding the surrender; or

     (c) 9% of the total Annual Minimum Premiums for each full or partial Policy Year during the five years preceding the surrender, whether paid or not. (See Appendix A, "Annual Minimum Premiums.")

For example, for a 45-year old male with a Stated Amount of $150,000 who pays a premium of $1,969 per year for five years (a total of $9,845), and then fully surrenders the Policy for its Cash Value of $7,485 (assuming a 6% rate of return), the Percent of Premium surrender charge would be $449, because (a) is $449 (6% of $7,485); (b) is $591 (6% of the $9,845 in premiums paid); and (c) is approximately $682 (9% of the annual minimum premium for five years). The smallest, $449, is the applicable charge.

PER THOUSAND OF STATED AMOUNT CHARGE

A Per Thousand of Stated Amount surrender charge is imposed on full surrenders, but not on partial surrenders, and applies only during the first ten Policy Years or the ten years following an increase in Stated Amount (other than an increase for a Cost of Living Adjustment or a change in Death Benefit Option). The charge is equal to a specified dollar amount for each $1,000 of Stated Amount to which it applies, and will apply only to that portion of the Stated Amount (except for increases excluded above) which has been in effect for less than ten years.

The Per Thousand of Stated Amount Charge varies by original issue age, and increases with the issue age of the Insured. For Stated Amounts of $499,999 or less, this charge varies in the first year from $2.04 per $1,000 of Stated Amount for issue ages of 4 years or less, to $25.40 per $1,000 of Stated Amount for issue ages of 65 years or higher. The charge is lower for Stated Amounts over $499,999, and even lower for Stated Amounts over $999,999.

Additionally, the charge decreases by 10% each year over the ten-year period. For example, for a 45-year old with a Stated Amount of $150,000, the charge in the first year is $7.18 for each $1,000 of Stated Amount, or $1,077. The charge decreases 10%, or approximately $0.72, each year, so in the fifth year, it is $4.31 for each $1,000 of Stated Amount, or $646.50; in the tenth year, it is $0.72 for each $1,000, or $108.

This charge is designed to compensate the Company for administrative expenses not covered by other administrative charges. This charge may be reduced or eliminated when sales are made under certain arrangements. (See "Reduction or Elimination of Sales Charges and Administrative Charges" below.) The Per Thousand of Stated Amount surrender charges are set forth in Appendix B.

TRANSFER CHARGE

There is currently no charge for transfers. The Company reserves the right to limit free transfers of Cash Value from one Investment Option to another by the Policy Owner to four times in any Policy Year, and to charge $10 for any additional transfers. We reserve the right to restrict transfers by any market timing firm or any other third party authorized to initiate transfers on behalf of multiple contract owners. We may, among other things, not accept: 1) the transfer instructions of any agent acting under a power of attorney on behalf of more than one owner, or 2) the transfer or exchange instructions of individual owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one owner. We further reserve the right to limit transfers that we determine will disadvantage other contract owners.

REDUCTION OR ELIMINATION OF CHARGES

We may offer the Policy in arrangements where an employer or trustee will own a group of policies on the lives of certain employees, or in other situations where groups of policies will be purchased at one time. We may reduce or eliminate the mortality and expense risk charge, sales or surrender charges and administrative charges in such arrangements to reflect the reduced sales expenses, administrative costs and/or mortality and expense risks expected as a result of sales to a particular group.

We will not reduce or eliminate the withdrawal charge, mortality and expense risk charge or the administrative charge if the reduction or elimination will be unfairly discriminatory to any person.

                       THE SEPARATE ACCOUNT AND VALUATION
--------------------------------------------------------------------------------

THE TRAVELERS FUND UL FOR VARIABLE LIFE INSURANCE (FUND UL)

The Travelers Fund UL for Variable Life Insurance was established on November 10, 1983 under the insurance laws of the state of Connecticut. It is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940. A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended. This Prospectus does not contain all information set forth in the Registration Statement, its amendments and exhibits. You may access the SEC's website (http://www.sec.gov) to view the entire Registration Statement. This registration does not mean that the SEC supervises the management or the investment practices or policies of the Separate Account.

The assets of Fund UL are invested exclusively in shares of the Investment Options. The operations of Fund UL are also subject to the provisions of Section 38a-433 of the Connecticut General Statutes which authorizes the Connecticut Insurance Commissioner to adopt regulations under it. Under Connecticut law, the assets of Fund UL will be held for the exclusive benefit of Policy Owners and the persons entitled to payments under the Policy. The assets held in Fund UL are not chargeable with liabilities arising out of any other business which the Company may conduct. Any obligations arising under the Policy are general corporate obligations of the Company.

All investment income of and other distributions to each Investment Option are reinvested in shares of corresponding underlying fund at net asset value. The income and realized gains or losses on the assets of each Investment Option are separate and are credited to or charged against the Investment Option without regard to income, gains or losses from any other Investment Option or from any other business of the Company. The Company purchases shares of the Fund in connection with premium payments allocated according to the Policy Owners' directions, and redeems Fund shares to meet Policy obligations. We will also make adjustments in reserves, if required. The Investment Options are required to redeem Fund shares at net asset value and to make payment within seven days.

HOW THE CASH VALUE VARIES. We calculate the Policy's Cash Value each day the New York Stock Exchange is open for trading (a "valuation date"). A Policy's Cash Value reflects a number of factors, including Premium Payments, partial withdrawals, loans, Policy charges, and the investment experience of the Investment Option(s) chosen. The Policy's Cash Value on a valuation date equals the sum of all accumulation units for each Investment Option chosen, plus the Loan Account Value.

The Separate Account purchases shares of the underlying funds at net asset value (i.e., without a sales charge). The Separate Account receives all dividends and capital gains distributions from each underlying fund, and reinvests in additional shares of that fund. The Accumulation Unit Value reflects the reinvestment of any dividends or capital gains distributions declared by the underlying fund. The Separate Account will redeem underlying fund shares at their net asset value, to the extent necessary to make payments under the Policy.

In order to determine Cash Value, Cash Surrender Value, policy loans and the number of Accumulation Units to be credited, we use the values calculated as of 4:00 p.m. Eastern time on each valuation date we receive the written request, or payment in good order, at our Home Office.

ACCUMULATION UNIT VALUE. Accumulation Units measure the value of the Investment Options. The value for each Investment Option's Accumulation Unit is calculated on each valuation date. The value equals the Accumulation Unit value for the preceding valuation period multiplied by the underlying fund's Net Investment Factor during the next Valuation Period. (For example, to calculate Monday's valuation date price, we would multiply Friday's Accumulation Unit Value by Monday's net investment factor.)

The Accumulation Unit Value may increase or decrease. The number of Accumulation Units credited to your Policy will not change as a result of the Investment Option's investment experience.

NET INVESTMENT FACTOR. For each Investment Option, the value of its Accumulation Unit depends of the net rate of return for the corresponding underlying fund. We determine the net rate of return at the end of each Valuation Period (that is, the period of time beginning at 4:00 p.m. Eastern time, and ending at 4:00 p.m. Eastern time on the next Valuation Date). The net rate of return reflects the investment performance of the investment option, includes any dividends or capital gains distributed, and is net of the Separate Account charges.

                             CHANGES TO THE POLICY
--------------------------------------------------------------------------------

GENERAL

Once the policy is issued, you may make certain changes. Some of these changes will not require additional underwriting approval; some changes will. Certain requests must be made in writing, as indicated below:

WRITTEN CHANGES REQUIRING UNDERWRITING APPROVAL:

     - increases in the stated amount of insurance;

     - changing the death benefit from Option 1 to Option 2

WRITTEN CHANGES NOT REQUIRING UNDERWRITING APPROVAL:

     - decreases in the stated amount of insurance

     - changing the death benefit from Option 2 to Option 1

     - changes to the way your premiums are allocated (Note: you can also make these changes by telephone upon completion of the proper authorization forms)

     - changing the beneficiary (unless irrevocably named)

Written requests for changes should be sent to the Company's Home Office at One Tower Square, Hartford, Connecticut, 06183. The Company's telephone number is
(860) 277-0111.

CHANGES IN STATED AMOUNT

You may request in writing an increase or decrease in the Policy's Stated Amount, provided that the Stated Amount after any decrease may not be less than the minimum amount of $75,000. For purposes of determining the cost of insurance charge, a decrease in the Stated Amount will reduce the Stated Amount in the following order:

     1) against the most recent increase in the Stated Amount;

     2) to other increases in the reverse order in which they occurred;

     3) to the initial Stated Amount.

A decrease in Stated Amount in a substantially funded Policy may cause a cash distribution that is includable in the gross income of the Policy Owner.

For increases in the Stated Amount, we may require a new application and evidence of insurability as well as an additional premium payment. The effective date of any increase will be shown on the new Policy Summary which we will send. The effective date of any increase in the Stated Amount will generally be the Deduction Date next following either the date of a new application or, if different, the date requested by the Applicant. There is an additional Policy Administrative Charge and a Per Thousand of Stated Amount Surrender Charge associated with a requested increase in Stated Amount. There is no additional charge for a decrease in Stated Amount.

CHANGES IN DEATH BENEFIT OPTION

You may change the Death Benefit option by sending a written request to the Company. There is no direct tax consequence of changing a Death Benefit option, except as described under "Tax Treatment of Policy Benefits." However, the change could affect future values of Net Amount At Risk, and with some Option 2 to Option 1 changes involving substantially funded Policies, there may be a cash distribution which is included in your gross income. The cost of insurance charge which is based on the Net Amount At Risk may be different in the future. A change from Option 1 to Option 2 will not be permitted if the change results in a Stated Amount of less than $75,000. A change from Option 1 to Option 2 also subject to underwriting. Contact your registered representative for more information.

                          ADDITIONAL POLICY PROVISIONS
--------------------------------------------------------------------------------

ASSIGNMENT

The Policy may be assigned as collateral for a loan or other obligation. The Company is not responsible for any payment made or action taken before receipt of written notice of such assignment. Proof of interest must be filed with any claim under a collateral assignment.

LIMIT ON RIGHT TO CONTEST AND SUICIDE EXCLUSION

We may not contest the validity of the Policy after it has been in effect during the Insured's lifetime for two years from the Issue Date. Subject to state law, if the Policy is reinstated, the two-year period will be measured from the date of reinstatement. Each requested increase in Stated Amount is contestable for two years from its effective date (subject to state law). In addition, if the Insured commits suicide during the two-year period following issue, subject to state law, the Death Benefit will be limited to the premiums paid less (i) the amount of any partial surrender, (ii) the amount of any outstanding Policy loan, and (iii) the amount of any unpaid Deduction Amount due. During the two-year period following an increase, the Death Benefit in the case of suicide will be limited to an amount equal to the Deduction Amount paid for such increase.

MISSTATEMENT AS TO SEX AND AGE

If there has been a misstatement with regard to sex or age, benefits payable will be adjusted to what the Policy would have provided with the correct information. A misstatement with regard to sex or age in a substantially funded Policy may cause a cash distribution that is includable in whole or in part in the gross income of the Policy Owner.

VOTING RIGHTS

The Company is the legal owner of the underlying fund shares. However, we believe that when an underlying fund solicits proxies, we are required to obtain from policy owners who have chosen those investment options instructions on how to vote those shares. When we receive those instructions, we will vote all of the shares we own in proportion to those instructions. This will also include any shares we own on our own behalf. If we determine that we no longer need to comply with this voting method, we will vote on the shares in our own right.

DISREGARD OF VOTING INSTRUCTIONS

When permitted by state insurance regulatory authorities, we may disregard voting instructions if the instructions would cause a change in the investment objective or policies of the Separate Account or an Investment Option, or if it would cause the approval or disapproval of an investment advisory Policy of an Investment Option. In addition, we may disregard voting instructions in favor of changes in the investment policies or the investment adviser of any Investment Options which are initiated by a Policy Owner if we reasonably disapprove of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or if we determine that the change would have an adverse effect on our general account (i.e., if the proposed investment policy for an Investment Option may result in overly speculative or unsound investments.) If we do disregard voting instructions, a summary of that action and the reasons for such action would be included in the next annual report to Policy Owners.

                                 OTHER MATTERS
--------------------------------------------------------------------------------

STATEMENTS TO POLICY OWNERS

We will maintain all records relating to the Separate Account and the Investment Options. At least once each Policy Year, we will send you a statement containing the following information:

     - the Stated Amount and the Cash Value of the Policy (indicating the number of Accumulation Units credited to the Policy in each Investment Option and the corresponding Accumulation Unit Value);

     - the date and amount of each premium payment;

     - the date and amount of each Monthly Deduction;

     - the amount of any outstanding Policy loan as of the date of the statement, and the amount of any loan interest charged on the Loan Account;

     - the date and amount of any partial cash surrenders and the amount of any partial surrender charges;

     - the annualized cost of any supplemental benefits purchased under the Policy; and

     - a reconciliation since the last report of any change in Cash Value and Cash Surrender Value.

We will also send any other reports required by any applicable state or federal laws or regulations.

SUSPENSION OF VALUATION

We reserve the right to suspend or postpone the date of any payment of any benefit or values for any Valuation Period (1) when the New York Stock Exchange ("Exchange") is closed; (2) when trading on the Exchange is restricted; (3) when the SEC determines so that disposal of the securities held in the Underlying Funds is not reasonably practicable or the value of the Investment Option's net assets cannot be determined; or (4) during any other period when the SEC, by order, so permits for the protection of security holders.

DIVIDENDS

No dividends will be paid under the Policy.

MIXED AND SHARED FUNDING

It is conceivable that in the future it may not be advantageous for variable life insurance and variable annuity Separate Accounts to invest in the Investment Options simultaneously. This is called mixed funding. Certain funds may be available to variable products of other companies not affiliated with Travelers. This is called "shared funding." Although we -- and the funds -- do not anticipate any disadvantages either to variable life insurance or to variable annuity Policy Owners, the Investment Options' Boards of Directors intend to monitor events to identify any material conflicts that may arise and to determine what action, if any, should be taken. If any of the Investment Options' Boards of Directors conclude that separate mutual funds should be established for variable life insurance and variable annuity Separate Accounts, the Company will bear the attendant expenses, but variable life insurance and variable annuity Policy Owners would no longer have the economies of scale resulting from a larger combined fund. Please consult the prospectuses of the Investment Options for additional information.

DISTRIBUTION

The Company intends to sell the Policies in all jurisdictions where it is licensed to do business and where the Policy is approved. The Policies will be sold by life insurance sales representatives who are registered representatives of the Company or certain other registered broker-dealers. The maximum commission payable by the Company for distribution would be no greater than 50% of the actual premium paid in the first twelve months. Any sales representative or employee will have been qualified to sell variable life insurance Policies under applicable federal and state laws. Each broker/dealer is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and all are members of the National Association of Securities Dealers, Inc.

Travelers Distribution LLC, One Tower Square, Hartford, CT, an affiliated broker-dealer, serves as principal underwriter of the Policies.

LEGAL PROCEEDINGS AND OPINION

There are no pending legal proceedings affecting the Separate Account. There is one material pending legal proceeding, other than ordinary routine litigation incidental to business, to which the Company is a party.

In March 1997, a purported class action entitled Patterman v. The Travelers, Inc., et al. was commenced in the Superior Court of Richmond County, Georgia, alleging, among other things, violations of the Georgia RICO statute and other state laws by an affiliate of the Company, Primerica Financial Services, Inc. and certain of its affiliates. Plaintiffs seek unspecified compensatory and punitive damages and other relief. From February 1998 through April 2000, various motions for transfer of the lawsuit were heard and appealed. In April 2000, the matter was remanded to the Superior Court of Richmond County by the Georgia Supreme Court. Also, in April 2000 defendants moved for summary judgement on all counts of the complaint. Discovery commenced in May 2000. Defendants intend to vigorously contest the litigation.

Legal matters in connection with the federal laws and regulations affecting the issue and sale of the Contract described in this prospectus, as well as the organization of the Company, its authority to issue variable life contracts under Connecticut law and the validity of the forms of the variable life contracts under Connecticut law, have been reviewed by the General Counsel of the Company.

EXPERTS

The consolidated financial statements and schedules of The Travelers Insurance Company and subsidiaries as of December 31, 2000 and 1999, and for each of the years in the three-year period ended December 31, 2000, have been included herein and in the registration statement in reliance upon the reports of KPMG LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

The financial statements of The Travelers Fund UL for Variable Life Insurance as of December 31, 2000 and for each of the years in the three-year period ended December 31, 2000, have been included herein and in the registration statement in reliance upon the report of KPMG LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

                           FEDERAL TAX CONSIDERATIONS
--------------------------------------------------------------------------------

GENERAL

The following is a general discussion of the federal income tax considerations relating to the Policies. This discussion is based upon the Company's understanding of the federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). These laws are complex, and tax results may vary among individuals. A person contemplating the purchase of or the exercise of elections under a Policy should seek competent tax advice.

IT SHOULD BE UNDERSTOOD THAT THIS IS NOT AN EXHAUSTIVE DISCUSSION OF ALL TAX QUESTIONS THAT MIGHT ARISE UNDER THE POLICIES. NO ATTEMPT HAS BEEN MADE TO ADDRESS ANY FEDERAL ESTATE TAX OR STATE AND LOCAL TAX CONSIDERATIONS WHICH MAY ARISE IN CONNECTION WITH A POLICY. FOR COMPLETE INFORMATION, A QUALIFIED TAX ADVISOR SHOULD BE CONSULTED.

THE COMPANY DOES NOT GUARANTEE THE TAX STATUS OF ANY POLICY AND THE FOLLOWING TAX DISCUSSION IS BASED ON THE COMPANY'S UNDERSTANDING OF FEDERAL INCOME TAX LAWS AS THEY ARE CURRENTLY INTERPRETED. THE COMPANY CANNOT GUARANTEE THAT THOSE LAWS OR INTERPRETATIONS WILL REMAIN UNCHANGED.

TAX STATUS OF THE POLICY

DEFINITION OF LIFE INSURANCE

Section 7702 of the Code sets forth a definition of a life insurance contract for federal tax purposes. Guidance as to how Section 7702 is to be applied, however, is limited. Although the Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations implementing Section 7702, and while proposed regulations and other limited, interim guidance has been issued, final regulations have not been adopted. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such Policy would not provide the tax advantages normally provided by a life insurance policy.

With respect to a Policy issued on the basis of a standard rate class, the Company believes (largely in reliance on IRS Notice 88-128 and the proposed regulations under Section 7702) that such a Policy should meet the Section 7702 definition of a life insurance contract. There is less guidance on the application of the rules with respect to a Policy that is issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk). Thus, it is not clear whether such a Policy would satisfy
Section 7702, particularly if the Policy Owner pays the full amount of premiums permitted under the Policy.

The Company reserves the right to make changes in the Policy if such changes are deemed necessary to attempt to assure its qualification as a life insurance contract for tax purposes.

DIVERSIFICATION

Section 817(h) of the Code provides that separate account investments (or the investments of a mutual fund, the shares of which are owned by separate accounts of insurance companies) underlying the Policy must be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as life insurance. The Treasury Department has issued regulations prescribing the diversification requirements in connection with variable contracts. The Separate Account, through the Investment Options, intends to comply with these requirements. Although the Company does not control the Investment Options, it intends to monitor the investments of the Investment Options to ensure compliance with the diversification requirements prescribed by the Treasury Department.

INVESTOR CONTROL

In certain circumstances, owners of variable life insurance contracts may be considered the owners, for federal income tax purposes, of the assets of the separate accounts used to support their contract. In those circumstances, income and gains from the separate account assets would be includable in the variable contract owner's gross income each year. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Policy Owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular Investment Options without being treated as owners of the underlying assets." As of the date of this prospectus, no such guidance has been issued.

The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it determined that the policy owners received the desired tax benefits because they were not owners of separate account assets. For example, a Policy Owner of this Policy has additional flexibility in allocating payments and cash values. These differences could result in the Policy Owner being treated as the owner of the assets of the Separate Account. In addition, the Company does not know what standard will be set forth in the regulations or rulings which the Treasury is expected to issue, nor does the Company know if such guidance will be issued. The Company therefore reserves the right to modify the Policy as necessary to attempt to prevent the Policy Owner from being considered the owner of a pro rata share of the assets of the Separate Account.

The remaining tax discussion assumes that the Policy qualifies as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

IN GENERAL

The Company believes that the proceeds and cash value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for federal income tax purposes. Thus, the Death Benefit under the Policy should be excludable from the gross income of the Beneficiary.

In addition, the Policy Owner will generally not be deemed to be in constructive receipt of the Cash Value, including increments thereof, until there is a distribution. The tax consequences of distribution from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a "Modified Endowment Contract." However, whether a Policy is or is not a Modified Endowment Contract, upon a complete surrender or lapse of a Policy or when benefits are paid at a Policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

Depending on the circumstances, the exchange of a Policy, a change in the Policy's Death Benefit Option, a Policy loan, a partial withdrawal, a surrender, a change in ownership, or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. Therefore, it is important to check with a tax adviser prior to the purchase of a policy.

MODIFIED ENDOWMENT CONTRACTS

A modified endowment contract is defined under tax law as any policy that satisfies the present legal definition of a life insurance contract but which fails to satisfy a 7-pay test. This failure could occur with contracts entered into after June 21, 1988, or with certain older contracts materially changed after that date. A Section 1035 exchange of an older contract into a contract after that date will not by itself cause the new contract to be a modified endowment contract if the older contract had not become one prior to the exchange. However, the new contract must be re-tested under the 7-pay test rules.

A contract fails to satisfy the 7-pay test if the cumulative amount of premiums paid under the contract at any time during the first seven contract years exceeds the sum of the net level premiums that would have been paid on or before such time had the contract provided for paid-up future benefits after the payment of seven level annual premiums. If a material change in the contract occurs either during the first seven contract years, or later, a new seven-year testing period is begun. A decrease to Stated Amount made in the first seven years will cause a retest of the cumulative amount of premiums. Decreases made after the first seven contract years are not considered a material change, provided no other material changes have occurred prior. Tax regulations or other guidance will be needed to fully define those transactions which are material changes. The Company has established safeguards for monitoring whether a contract may become a modified endowment contract.

Loans and partial withdrawals from, as well as collateral assignments of, Policies that are modified endowment contracts will be treated as distributions to the Policy Owner for tax purposes. All pre-death distributions (including loans, partial withdrawals and collateral assignments) from these Policies will be included in gross income on an income-first basis to the extent of any income in the Policy (the cash value less the Policy Owner's investment in the Policy) immediately before the distribution.

The law also imposes a 10% penalty tax on pre-death distributions (including loans, collateral assignments, partial withdrawals and complete surrenders) from modified endowment contracts to the extent they are included in income, unless a specific exception to the penalty applies. The penalty does not apply to amounts which are distributed on or after the date on which the taxpayer attains age
59 1/2, because the taxpayer is disabled, or as substantially equal periodic payments over the taxpayer's life (or life expectancy) or over the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary. Furthermore, if the loan interest is capitalized by adding the amount due to the balance of the loan, the amount of the capitalized interest will be treated as an additional distribution subject to income tax as well as the 10% penalty tax, if applicable, to the extent of income in the Policy.

The Death Benefit of a modified endowment contract remains excludable from the gross income of the Beneficiary to the extent described above in "Tax Treatment of Policy Benefits." Furthermore, no part of the investment growth of the Cash Value of a modified endowment contract is includable in the gross income of the Contract Owner unless the contract matures, is distributed or partially surrendered, is pledged, collaterally assigned, or borrowed against, or otherwise terminates with income in the contract prior to death. A full surrender of the contract after age 59 1/2 will have the same tax consequences as noted above in "Tax Treatment of Policy Benefits."

EXCHANGES

Any Policy issued in exchange for a modified endowment contract will be subject to the tax treatment accorded to modified endowment contracts. However, the Company believes that any Policy received in exchange for a life insurance contract that is not a modified endowment contract will generally not be treated as a modified endowment contract if the face amount of the Policy is greater than or equal to the death benefit of the policy being exchanged. The payment of any premiums at the time of or after the exchange may, however, cause the Policy to become a modified endowment contract. A prospective purchaser should consult a qualified tax advisor before authorizing the exchange of his or her current life insurance contract for a Policy.

AGGREGATION OF MODIFIED ENDOWMENT CONTRACTS

In the case of a pre-death distribution (including a loan, partial withdrawal, collateral assignment or complete surrender) from a Policy that is treated as a modified endowment contract, a special aggregation requirement may apply for purposes of determining the amount of the income on the Policy. Specifically, if the Company or any of its affiliates issues to the same Policy Owner more than one modified endowment contract within a calendar year, then for purposes of measuring the income on the Policy with respect to a distribution from any of those Policies, the income on the Policy for all those Policies will be aggregated and attributed to that distribution.

POLICIES WHICH ARE NOT MODIFIED ENDOWMENT CONTRACTS

Unlike loans from modified endowment contracts, a loan from a Policy that is not a modified endowment contract will be considered indebtedness of the Owner and no part of a loan will constitute income to the Owner. However, the treatment of loans taken after the 13th Policy Year, is unclear; such loans might be considered a withdrawal instead of indebtedness for federal tax purposes.

Pre-death distributions from a Policy that is not a modified endowment contract will generally not be included in gross income to the extent that the amount received does not exceed the Policy Owner's investment in the Policy. (An exception to this general rule may occur in the case of a decrease or change that reduces the benefits provided under a Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the Policy Owner. Such a cash distribution may be taxed in whole or in part as ordinary income to the extent of any gain in the Policy.) Further, the 10% penalty tax on pre-death distributions does not apply to Policies that are not modified endowment contracts.

Certain changes to Policies that are not modified endowment contracts may cause such Policies to be treated as modified endowment contracts. A Policy Owner should therefore consult a tax advisor before effecting any change to a Policy that is not a modified endowment contract.

TREATMENT OF LOAN INTEREST

If there is any borrowing against the Policy, the interest paid on loans may not be tax deductible.

THE COMPANY'S INCOME TAXES

The Company is taxed as a life insurance company under federal income tax law. Presently, the Company does not expect to incur any income tax on the earnings or the realized capital gains attributable to Fund UL. However, the Company may assess a charge against the Investment Options for federal income taxes attributable to those accounts in the event that the Company incurs income or capital gains or other tax liability attributable to Fund UL under future tax law.

                                  THE COMPANY
--------------------------------------------------------------------------------

The Travelers Insurance Company (the "Company") is a stock insurance company chartered in 1864 in Connecticut and has been engaged in the insurance business since that time. The Company writes individual life insurance and individual and group annuity contracts on a non-participating basis, and acts as depositor for the Separate Account assets. The Company is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands, and the Bahamas. The Company's obligations as depositor for Fund UL may not be transferred without notice to and consent of Policy Owners.

The Company is an indirect wholly owned subsidiary of Citigroup Inc., a financial services holding company. The Company's principal executive offices are located at One Tower Square, Hartford, Connecticut 06183, telephone number
(860) 277-0111.

The Company is subject to Connecticut law governing insurance companies and is regulated and supervised by the Connecticut Commissioner of Insurance. An annual statement in a prescribed form must be filed with the Commissioner on or before March 1 in each year covering the operations of the Company for the preceding year and its financial condition on December 31 of such year. The Company's books and assets are subject to review or examination by the Commissioner, and a full examination of its operations is conducted at least once every four years. In addition, the Company is subject to the insurance laws and regulations of any jurisdiction in which it sells its insurance Policies, as well as to various federal and state securities laws and regulations.

                                   MANAGEMENT
--------------------------------------------------------------------------------

DIRECTORS OF THE TRAVELERS INSURANCE COMPANY

The following are the Directors and Executive Officers of The Travelers Insurance Company. Unless otherwise indicated, the principal business address for all individuals is the Company's Home Office at One Tower Square, Hartford, Connecticut 06183. References to Citigroup include prior to December 31, 1993, Primerica Corporation or its predecessors, and prior to October 8, 1998, Travelers Group Inc.

                             DIRECTOR
     NAME AND POSITION        SINCE                       PRINCIPAL BUSINESS
     -----------------       --------                     ------------------
George C. Kokulis..........    1996     President and Chief Executive Officer since April
                                        2000,
Director                                Executive Vice President (7/1999-3/2000), Senior Vice
                                        President (1995-1999), Vice President (1993-1995) of
                                        The Travelers Insurance Company.
William R. Hogan...........    2001     Senior Vice President of The Travelers Insurance
Director                                Company since June 2000; Vice President and Chief
                                        Actuary (1997-2000), Second Vice President and Actuary
                                        (1996-1997), Actuary (1991-1996), Assistant Actuary
                                        (1988-1991) of The Travelers Insurance Company.
Glenn D. Lammey............    2000     Executive Vice President since May 2000, and Chief
Director                                Financial Officer, Chief Accounting Officer and
                                        Controller since March 2000 of The Travelers Insurance
                                        Company; Executive Vice President, Claim Services
                                        (1997-2000), Senior Vice President (1996-1997) of
                                        Travelers Property Casualty Corp.; Vice President and
                                        Chief Financial Officer (1992) Personal Lines of The
                                        Travelers Insurance Company.
Marla Berman Lewitus.......    2000     Senior Vice President and General Counsel since August
Director                                1999 of The Travelers Insurance Company; Associate
                                        General Counsel (1998-1999), Assistant General Counsel
                                        (1995-1998), Senior Counsel (1991-1995) of Citigroup
                                        Inc.

SENIOR OFFICERS OF THE TRAVELERS INSURANCE COMPANY

The following are the Senior Officers of The Travelers Insurance Company other than the Directors listed above, as of the date of this Prospectus. Unless otherwise indicated, the principal business address for all individuals listed is One Tower Square, Hartford, Connecticut 06183.

                NAME                      POSITION WITH INSURANCE COMPANY
                ----                      -------------------------------
Mary Jean Thornton...................  Executive Vice President and
                                       Chief Information Officer
Stuart Baritz........................  Senior Vice President
William H. Heyman*...................  Senior Vice President
Brendan M. Lynch.....................  Senior Vice President
Warren H. May........................  Senior Vice President
Kathleen A. Preston..................  Senior Vice President
Robert J. Price*.....................  Senior Vice President
David A. Tyson.......................  Senior Vice President
F. Denney Voss*......................  Senior Vice President

---------------
* Principal business address: 399 Park Avenue, New York, New York 10043

                           EXAMPLE OF POLICY CHARGES
--------------------------------------------------------------------------------

The following chart illustrates the surrender charges and Monthly Deduction Amounts that would apply under a Policy based on the assumptions listed below. Surrender charges and Monthly Deductions Amounts generally will be higher for an Insured who is older than the assumed Insured, and lower for an Insured who is younger (assuming the Insureds have the same risk classification). Cost of Insurance rates go up each year as the Insured becomes a year older.

Male, Age 45
Non-smoker
Annual Premium: $1,895.63
Hypothetical Gross Annual Investment
  Rate of Return: 8%
Face Amount: $150,000
Level Death Benefit Option
Current Charges

                                           TOTAL MONTHLY DEDUCTION
                                             FOR THE POLICY YEAR
                                           -----------------------
                                           COST OF     CHARGES AND
POLICY   CUMULATIVE       SURRENDER       INSURANCE   ADMINISTRATIVE
 YEAR     PREMIUM          CHARGES         CHARGES     CHARGES AND
------   ----------       ---------       ---------   --------------
 1       $ 1,895.63       $1,181.14        $464.93       $526.78
 2       $ 3,791.26       $1,177.20        $494.74       $526.78
 3       $ 5,686.89       $1,173.24        $528.00       $526.78
 5       $ 9,478.15       $1,165.26        $595.76       $ 94.78
 10      $18,956.30       $1,144.89        $790.61       $ 94.78

Hypothetical results shown above are illustrative only and are based on the Hypothetical Gross Annual Investment Rate of Return shown above. This Hypothetical Gross Annual Investment Rate of Return should not be deemed to be a representation of past or future investment results. Actual Investment results may be more or less than shown. No representations can be made that the hypothetical rates assumed can be achieved for any one year or sustained over a period of time.

                            PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

From time to time, Fund UL's Investment Options may show the percentage change in the value of an Accumulation Unit based on the performance of the Investment Option over a period of time, usually for the past one-, two-, three-, five-, and ten-year periods determined by dividing the increase (decrease) in value for that unit by the Accumulation Unit Value at the beginning of the period.

For Investment Options of Fund UL that invest in underlying funds that were in existence prior to the date on which the Investment Option became available under the Policy, average annual rates of return may include periods prior to the inception of the Investment Option. Performance calculations for Investment Options with pre-existing Investment Options will be calculated by adjusting the actual returns of the Investment Options to reflect the charges that would have been assessed under the Investment Options had the Investment Option been available under Fund UL during the period shown.

The following performance information represents the percentage change in the value of an Accumulation Unit of the Investment Options for the periods indicated, and reflects all expenses of the Investment Options. The chart reflects the guaranteed maximum .80% mortality and expense risk charge and .10% administrative expense risk charge. The rates of return do not reflect the 2.5% front-end sales charge or the 2.5% state premium tax charge (both of which are deducted from premium payments) nor do they reflect surrender charges or Monthly Deduction Amounts. The surrender charges and Monthly Deduction Amounts for a hypothetical Insured are depicted in the Example following the Rates of Returns. For information about the Charges and Deductions assessed under the Policy, see page 18. For illustrations of how these charges affect Cash Values and Death Benefits, see the Illustrations beginning on page 35. The performance information described in this prospectus, may be used from time to time in advertisement for the Policy, subject to National Association of Securities Dealers, Inc. ("NASD") and applicable state approval and guidelines.

The table below shows the net annual rates of return for accumulation units of investment options available through MarketLife.

                   AVERAGE ANNUAL RETURNS THROUGH 12/31/2000

                                                                                                 FUND
                                                                                               INCEPTION
UNDERLYING INVESTMENT OPTIONS                ONE YEAR   THREE YEARS   FIVE YEARS   TEN YEARS     DATE
-----------------------------                --------   -----------   ----------   ---------   ---------
STOCK FUNDS:
AIM Capital Appreciation Portfolio.........  -17.09%      11.09%        11.68%          --     10/10/95
Alliance Growth Portfolio..................  -21.18%       9.82%        16.52%          --     06/16/94
Capital Appreciation Fund (Janus)..........  -26.63%      21.44%        23.26%      20.52%     03/18/82
Dreyfus Stock Index Fund...................  -12.44%      10.08%        16.24%      15.77%     09/29/89
Fidelity VIP Equity Income Portfolio.......    6.38%       7.56%        12.30%      16.34%     10/09/86
Fidelity VIP Growth Portfolio..............  -15.22%      16.96%        17.35%      18.65%     10/09/86
Smith Barney Large Cap Value...............   17.36%      13.97%        16.11%          --     06/16/94
Smith Barney Fundamental Value Portfolio...   10.50%       6.18%        12.31%          --     10/16/91
Templeton Growth Securities Fund...........    6.50%      11.11%        12.85%      14.85%     08/31/88
Utilities Portfolio (SB)...................   20.53%      11.95%        13.14%          --     02/04/94

BOND FUNDS:
Fidelity VIP High Income Portfolio.........  -23.07%      -7.75%         0.70%       9.05%     09/19/85
Smith Barney High Income Portfolio.........   -8.41%      -2.36%         3.39%          --     06/16/94
Templeton Global Income Securities.........    5.54%       1.63%         3.02%       5.25%     08/31/88
Travelers US Govt Securities...............   14.90%       6.17%         6.17%          --     01/24/92
Travelers Zero Coupon Bond 2005............   14.18%       6.13%         5.84%          --     10/11/95

BALANCED FUNDS:
Fidelity VIP II Asset Mgr Portfolio........   -6.20%       5.72%         9.93%      10.96%     09/06/89
MFS Total Return Portfolio.................   15.20%       9.18%        12.16%          --     06/16/94
Templeton Asset Strategy Fund..............   -0.26%       8.72%        11.50%      13.23%     08/31/88
Travelers Managed Assets Trust.............   -3.82%       9.55%        12.25%      11.66%     08/06/82

MONEY MARKET FUND:
Travelers Money Market(1)..................    5.46%       4.66%         4.34%       3.71%     10/01/81

The information presented in the above chart represents the percentage change in the value of an accumulation unit of the underlying investment options for the periods indicated, and reflects all expenses of the underlying funds, 0.80% mortality and expense risk charge and 0.10% administrative expense charge against amounts allocated to the underlying funds. The rates of return do not reflect the 2.5% front-end sales charge or the 2.5% state premium tax charge (both of which are deducted from premium payments) nor do they reflect surrender charges or monthly deduction amounts. These charges would reduce the average annual return reflected.

(1) An investment in Money Market Portfolio is neither insured nor guaranteed by the United States Government. There is no assurance that a stable $1.00 value will be maintained.

                                 ILLUSTRATIONS
--------------------------------------------------------------------------------

The following pages are intended to illustrate how the Account Value, Cash Surrender Value and Death Benefit can change over time for Policies issued to a 45 year old male and a 45 year old female. The difference between the Account Value and the Cash Surrender Value in these illustrations represents the Surrender Charge that would be incurred upon a full surrender of the Policy.

The illustrations assume that premiums are paid as indicated, no Policy loans are made, no increases or decreases to the Stated Amount are requested, no partial surrenders are made, and no charges for transfers between funds are incurred.

For both male and female age 45, there are two pages of values. One page illustrates the assumption that the maximum Guaranteed Cost of Insurance Rates, the monthly administrative charge, mortality and expense risk charge, and administrative expense charge allowable under the Policy are charged in all years. The other page illustrates the assumption that the current scale of Cost of Insurance Rates and other charges are charged in all years. The Cost of Insurance Rates charged vary by age, sex and underwriting classification, and the monthly administrative charge varies by age and amount of insurance. The illustrations reflect a deduction of 5% from each annual premium for premium tax (2.5%) and front end sales charge (2.5%).

The values shown in these illustrations vary according to the assumptions used for expense charges, credited interest and mortality charges. Interest is assumed to be credited to the Account Value at the net investment rate of return, which is equal to the hypothetical gross investment rate of return (0%, 6% or 12%) minus either 1.53% for guaranteed charges, or 1.23% for current charges. The guaranteed charge consists of 0.80% for mortality and expense risks, 0.10% for administrative expenses, and .65% for Investment Option expenses. The current charge consists of 0.60% for mortality and expense risks, and .65% for Investment Option expenses.

The charge for Investment Option expenses reflected in the illustrations assumes that Cash Value is allocated equally among all Investment Options and that no Policy Loans are outstanding, and is an average of the investment advisory fees and other expenses charged by each of the Investment Options during the most recent audited calendar year.

The Investment Option expenses for some of the Investment Options reflect an expense reimbursement agreement currently in effect, as shown in the Policy prospectus summary. Although these reimbursement arrangements are expected to continue in subsequent years, the effect of discontinuance could be higher expenses charged to Policy Owners.

After deduction of these amounts, the illustrated gross annual investment rates of return of 0%, 6%, and 12% correspond to approximate net annual rates of -1.54%, 4.45%, and 10.45%, respectively on a guaranteed basis, and to approximate net annual rates of -1.35%, 4.65% and 10.65%, respectively on a current basis.

The illustrations do not reflect any charges for federal income taxes against the Separate Account, since the Company is not currently deducting such charges from the Separate Account. However, such charges may be made in the future, and in that event, the gross annual investment rates of return would have to exceed 0%, 6% and 12% by an amount sufficient to cover the tax charges in order to produce the Death Benefits, Account Values and Cash Surrender Values illustrated.

Upon request, the Company will provide a comparable illustration based upon the proposed Insured's age, sex, underwriting classification, the specified insurance benefits, and the premium requested. The illustration will show average fund expenses or, if requested, actual fund expenses. The hypothetical gross annual investment return assumed in such an illustration will not exceed 12%.

                                    IN-VEST
           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                           LEVEL DEATH BENEFIT OPTION
                       ILLUSTRATED WITH CURRENT CHARGES**

Female, Issue Age 45                                         Face Amount: $150,000
Non-smoker                                                   Annual Premium: $1,798.13

       TOTAL
      PREMIUMS           DEATH BENEFIT                      CASH VALUE                  CASH SURRENDER VALUE
      WITH 5%    ------------------------------   ------------------------------   ------------------------------
YEAR  INTEREST      0%         6%        12%         0%         6%        12%         0%         6%        12%
-----------------------------------------------------------------------------------------------------------------
1       1,888    150,000    150,000    150,000        835        910        986          0          0          0
2       3,870    150,000    150,000    150,000      1,651      1,854      2,068        583        774        975
3       5,952    150,000    150,000    150,000      2,435      2,822      3,245      1,428      1,792      2,189
4       8,138    150,000    150,000    150,000      3,614      4,254      4,981      2,642      3,244      3,927
5      10,433    150,000    150,000    150,000      4,744      5,720      6,870      3,813      4,731      5,812
6      12,842    150,000    150,000    150,000      5,831      7,228      8,935      4,943      6,255      7,861
7      15,372    150,000    150,000    150,000      6,888      8,792     11,210      6,044      7,834     10,240
8      18,029    150,000    150,000    150,000      7,911     10,412     13,714      7,114      9,550     12,852
9      20,819    150,000    150,000    150,000      8,894     12,083     16,466      8,144     11,327     15,711
10     23,748    150,000    150,000    150,000      9,817     13,790     19,476      9,170     13,143     18,829
15     40,741    150,000    150,000    150,000     13,637     23,042     39,721     13,637     23,042     39,721
20     62,430    150,000    150,000    150,000     15,683     33,327     72,864     15,683     33,327     72,864

These hypothetical rates of returns are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6%, or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

** Current cost of insurance charges, mortality and expense risk charge, monthly administrative charge and administrative expense charge.

                                    IN-VEST
           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                           LEVEL DEATH BENEFIT OPTION
                     ILLUSTRATED WITH GUARANTEED CHARGES**

Female, Issue Age 45                                         Face Amount: $150,000
Non-smoker                                                   Annual Premium: $1,798.13

         TOTAL
        PREMIUMS           DEATH BENEFIT                      CASH VALUE                  CASH SURRENDER VALUE
        WITH 5%    ------------------------------   ------------------------------   ------------------------------
  YEAR  INTEREST      0%         6%        12%         0%         6%        12%         0%         6%        12%
  -----------------------------------------------------------------------------------------------------------------
  1       1,888    150,000    150,000    150,000       712         783        854         0           0          0
  2       3,870    150,000    150,000    150,000     1,379       1,566      1,763       327         503        688
  3       5,952    150,000    150,000    150,000     1,999       2,347      2,729     1,018       1,345      1,704
  4       8,138    150,000    150,000    150,000     3,000       3,567      4,213     2,065       2,598      3,206
  5      10,433    150,000    150,000    150,000     3,944       4,799      5,812     3,061       3,865      4,817
  6      12,842    150,000    150,000    150,000     4,829       6,042      7,535     4,000       5,141      6,544
  7      15,372    150,000    150,000    150,000     5,651       7,294      9,392     4,882       6,426      8,422
  8      18,029    150,000    150,000    150,000     6,406       8,547     11,394     5,699       7,712     10,532
  9      20,819    150,000    150,000    150,000     7,088       9,798     13,551     6,447       9,043     12,796
  10     23,748    150,000    150,000    150,000     7,698      11,046     15,882     7,128      10,399     15,235
  15     40,741    150,000    150,000    150,000     9,697      17,280     31,011     9,697      17,280     31,011
  20     62,430    150,000    150,000    150,000     9,264      22,869     54,573     9,264      22,869     54,573

These hypothetical rates of returns are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6%, or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

** Guaranteed cost of insurance charges, mortality and expense risk charge, monthly administrative charge and administrative expense charge.

                                    IN-VEST
           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                           LEVEL DEATH BENEFIT OPTION
                       ILLUSTRATED WITH CURRENT CHARGES**

Male, Issue Age 45                                           Face Amount: $150,000
Non-smoker                                                   Annual Premium: $1,895.63

       TOTAL
      PREMIUMS           DEATH BENEFIT                      CASH VALUE                  CASH SURRENDER VALUE
      WITH 5%    ------------------------------   ------------------------------   ------------------------------
YEAR  INTEREST      0%         6%        12%         0%         6%        12%         0%         6%        12%
-----------------------------------------------------------------------------------------------------------------
1       1,990    150,000    150,000    150,000        887        967      1,046          0          0          0
2       4,080    150,000    150,000    150,000      1,733      1,948      2,174        660        862      1,074
3       6,275    150,000    150,000    150,000      2,535      2,942      3,388      1,522      1,905      2,323
4       8,579    150,000    150,000    150,000      3,726      4,397      5,159      2,748      3,378      4,095
5      10,998    150,000    150,000    150,000      4,861      5,880      7,081      3,923      4,880      6,010
6      13,539    150,000    150,000    150,000      5,949      7,400      9,179      5,054      6,418      8,090
7      16,206    150,000    150,000    150,000      6,986      8,958     11,469      6,136      7,990     10,470
8      19,007    150,000    150,000    150,000      7,969     10,550     13,970      7,168      9,659     13,079
9      21,947    150,000    150,000    150,000      8,895     12,176     16,704      8,145     11,392     15,919
10     25,035    150,000    150,000    150,000      9,746     13,821     19,680      9,069     13,144     19,003
15     42,950    150,000    150,000    150,000     12,977     22,480     39,506     12,977     22,480     39,506
20     65,815    150,000    150,000    150,000     13,371     30,963     71,236     13,371     30,963     71,236

These hypothetical rates of returns are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6%, or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

** Current cost of insurance charges, mortality and expense risk charge, monthly administrative charge and administrative expense charge.

                                    IN-VEST
           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                           LEVEL DEATH BENEFIT OPTION
                     ILLUSTRATED WITH GUARANTEED CHARGES**

Male, Issue Age 45                                           Face Amount: $150,000
Non-smoker                                                   Annual Premium: $1,895.63

       TOTAL
      PREMIUMS           DEATH BENEFIT                      CASH VALUE                  CASH SURRENDER VALUE
      WITH 5%    ------------------------------   ------------------------------   ------------------------------
YEAR  INTEREST      0%         6%        12%         0%         6%        12%         0%         6%        12%
-----------------------------------------------------------------------------------------------------------------
1       1,990    150,000    150,000    150,000       647         719        791         0           0          0
2       4,080    150,000    150,000    150,000     1,231       1,414      1,608       188         361        543
3       6,275    150,000    150,000    150,000     1,748       2,083      2,452       782       1,097      1,444
4       8,579    150,000    150,000    150,000     2,624       3,161      3,777     1,712       2,217      2,796
5      10,998    150,000    150,000    150,000     3,422       4,222      5,176     2,570       3,322      4,219
6      13,539    150,000    150,000    150,000     4,133       5,256      6,647     3,347       4,403      5,710
7      16,206    150,000    150,000    150,000     4,748       6,252      8,190     4,033       5,446      7,268
8      19,007    150,000    150,000    150,000     5,257       7,196      9,802     4,619       6,442      8,911
9      21,947    150,000    150,000    150,000     5,647       8,074     11,480     5,092       7,374     10,695
10     25,035    150,000    150,000    150,000     5,908       8,872     13,222     5,446       8,231     12,545
15     42,950    150,000    150,000    150,000     4,975      11,177     22,955     4,975      11,177     22,955
20     65,815    150,000    150,000    150,000         0       8,424     34,229         0       8,424     34,229

These hypothetical rates of returns are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6%, or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

** Guaranteed cost of insurance charges, mortality and expense risk charge, monthly administrative charge and administrative expense charge.

                                   APPENDIX A
                            ANNUAL MINIMUM PREMIUMS
                        (Per Thousand of Stated Amount)

AGE    MALE    FEMALE
---    ----    ------
 0      2.80     2.42
 1      2.69     2.47
 2      2.59     2.48
 3      2.58     2.47
 4      2.58     2.47
 5      2.58     2.47
 6      2.58     2.47
 7      2.60     2.49
 8      2.62     2.52
 9      2.66     2.56
10      2.72     2.62
11      2.80     2.68
12      2.89     2.76
13      3.01     2.84
14      3.13     2.94
15      3.25     3.04
16      3.38     3.16
17      3.51     3.28
18      3.62     3.40
19      3.72     3.47
20      3.81     3.53
21      3.90     3.60
22      3.98     3.67
23      4.05     3.73
24      4.08     3.71
25      4.13     3.76
26      4.30     3.93
27      4.45     4.09
28      4.61     4.26
29      4.76     4.41
30      4.92     4.60
31      5.12     4.80
32      5.32     5.02
33      5.52     5.22
34      5.74     5.46
35      5.98     5.71
36      6.33     6.01
37      6.66     6.31
38      7.01     6.64
39      7.34     6.97
40      7.69     7.34
41      8.17     7.75
42      8.66     8.18
43      9.14     8.62
44      9.63     9.11
45     10.11     9.59
46     10.79    10.13
47     11.47    10.70

AGE    MALE    FEMALE
---    ----    ------
48     12.15    11.29
49     12.83    11.89
50     13.51    12.51
51     14.42    13.18
52     15.34    13.86
53     16.24    14.53
54     17.16    15.29
55     18.07    16.10
56     19.43    17.11
57     20.79    18.20
58     22.16    19.35
59     23.52    20.51
60     24.88    21.68
61     27.11    22.98
62     29.34    24.27
63     31.57    25.59
64     33.80    27.01
65     36.03    28.57
66     38.86    30.12
67     41.70    31.63
68     44.52    33.29
69     47.36    35.39
70     49.76    37.75
71     54.39    40.67
72     59.04    44.16
73     63.71    48.15
74     68.41    52.54
75     72.60    57.27
76     80.21    62.20
77     87.34    67.37
78     94.52    73.00
79    101.76    79.30
80    109.06    86.49
81    120.34    94.56
82    131.76   103.39
83    143.32   112.96
84    155.03   123.28
85    166.88   138.49
86    170.39   149.27
87    177.17   159.84
88    191.28   171.55
89    208.18   185.73
90    241.15   203.75
91    254.21   225.63
92    282.60   250.53
93    314.35   278.47
94    349.51   309.50

APPENDIX A -- ANNUAL MINIMUM PREMIUMS

                                   APPENDIX B
                 PER THOUSAND OF STATED AMOUNT SURRENDER CHARGE
                                  (First Year)

                     STATED AMOUNT
        ---------------------------------------
ISSUE     $75,000       $500,000     $1,000,000
 AGE    TO $499,999    TO $999,999   AND ABOVE
-----   -----------    -----------   ----------
  0         2.04           1.84         1.63
  1         2.04           1.84         1.63
  2         2.04           1.84         1.63
  3         2.04           1.84         1.63
  4         2.04           1.84         1.63
  5         2.19           1.97         1.75
  6         2.19           1.97         1.75
  7         2.21           1.99         1.77
  8         2.23           2.01         1.78
  9         2.26           2.03         1.81
 10         2.39           2.15         1.91
 11         2.46           2.21         1.97
 12         2.54           2.29         2.03
 13         2.65           2.39         2.12
 14         2.75           2.48         2.20
 15         2.76           2.48         2.21
 16         2.77           2.49         2.22
 17         2.79           2.51         2.23
 18         2.82           2.54         2.26
 19         2.90           2.61         2.32
 20         2.86           2.57         2.29
 21         2.93           2.64         2.34
 22         2.99           2.69         2.39
 23         3.04           2.74         2.43
 24         3.06           2.75         2.45
 25         3.08           2.77         2.46
 26         3.14           2.83         2.51
 27         3.25           2.93         2.60
 28         3.37           3.03         2.70
 29         3.47           3.12         2.78
 30         3.49           3.14         2.79
 31         3.64           3.28         2.91
 32         3.78           3.40         3.02

                     STATED AMOUNT
        ---------------------------------------
ISSUE     $75,000       $500,000     $1,000,000
 AGE    TO $499,999    TO $999,999   AND ABOVE
-----   -----------    -----------   ----------
 33         3.92           3.53         3.14
 34         4.08           3.67         3.26
 35         4.19           3.77         3.35
 36         4.43           3.99         3.54
 37         4.66           4.19         3.73
 38         4.91           4.42         3.93
 39         5.14           4.63         4.11
 40         5.69           5.12         4.55
 41         6.05           5.45         4.84
 42         6.41           5.77         5.13
 43         6.76           6.08         5.41
 44         7.13           6.42         5.70
 45         7.18           6.46         5.74
 46         7.66           6.89         6.13
 47         8.14           7.33         6.51
 48         8.63           7.77         6.90
 49         9.11           8.20         7.29
 50        10.00           9.00         8.00
 51        10.67           9.60         8.54
 52        11.35          10.22         9.06
 53        12.02          10.82         9.62
 54        12.70          11.43        10.16
 55        13.01          11.71        10.41
 56        13.99          12.69        11.19
 57        14.97          13.47        11.98
 58        15.96          14.36        12.77
 59        16.93          15.24        13.54
 60        17.91          16.12        14.33
 61        19.52          17.57        15.82
 62        21.12          19.01        16.90
 63        22.73          20.46        18.18
 64        24.34          21.91        19.47
 65+       25.40          22.85        20.32

APPENDIX B -- PER THOUSAND OF STATED AMOUNT SURRENDER CHARGE

                                   APPENDIX C
                         MONTHLY ADMINISTRATIVE CHARGE
                        (PER THOUSAND OF STATED AMOUNT)
             APPLICABLE FOR THREE YEARS FOLLOWING ISSUE OR INCREASE

                 STATED AMOUNT
        --------------------------------
        $75,000    $500,000   $1,000,000
ISSUE      TO         TO         AND
 AGE    $499,999   $999,999     ABOVE
-----   --------   --------   ----------
  0       0.16       0.08        0.00
  1       0.16       0.08        0.00
  2       0.16       0.08        0.00
  3       0.16       0.08        0.00
  4       0.16       0.08        0.00
  5       0.16       0.08        0.00
  6       0.16       0.08        0.00
  7       0.16       0.08        0.00
  8       0.16       0.08        0.00
  9       0.16       0.08        0.00
 10       0.16       0.08        0.00
 11       0.16       0.08        0.00
 12       0.16       0.08        0.00
 13       0.16       0.08        0.00
 14       0.16       0.08        0.00
 15       0.16       0.08        0.00
 16       0.16       0.08        0.00
 17       0.16       0.08        0.00
 18       0.16       0.08        0.00
 19       0.16       0.08        0.00
 20       0.16       0.08        0.00
 21       0.16       0.08        0.00
 22       0.16       0.08        0.00
 23       0.16       0.08        0.00
 24       0.16       0.08        0.00
 25       0.16       0.08        0.00
 26       0.16       0.09        0.00
 27       0.17       0.09        0.00
 28       0.17       0.09        0.00
 29       0.18       0.09        0.00
 30       0.18       0.09        0.00
 31       0.18       0.09        0.00
 32       0.18       0.09        0.00

                 STATED AMOUNT
        --------------------------------
        $75,000    $500,000   $1,000,000
ISSUE      TO         TO         AND
 AGE    $499,999   $999,999     ABOVE
-----   --------   --------   ----------
 33       0.19       0.09        0.00
 34       0.19       0.09        0.00
 35       0.19       0.09        0.00
 36       0.20       0.09        0.00
 37       0.21       0.10        0.00
 38       0.22       0.10        0.00
 39       0.23       0.10        0.00
 40       0.23       0.10        0.00
 41       0.24       0.10        0.00
 42       0.24       0.10        0.00
 43       0.24       0.10        0.00
 44       0.24       0.10        0.00
 45       0.24       0.10        0.00
 46       0.25       0.11        0.00
 47       0.26       0.11        0.00
 48       0.27       0.11        0.00
 49       0.28       0.11        0.00
 50       0.29       0.15        0.00
 51       0.30       0.15        0.00
 52       0.32       0.15        0.00
 53       0.33       0.15        0.00
 54       0.34       0.15        0.00
 55       0.35       0.15        0.00
 56       0.35       0.15        0.00
 57       0.35       0.15        0.00
 58       0.36       0.15        0.00
 59       0.36       0.15        0.00
 60       0.36       0.15        0.00
 61       0.38       0.15        0.00
 62       0.38       0.15        0.00
 63       0.38       0.15        0.00
 64       0.39       0.15        0.00
65+       0.39       0.15        0.00

                                    IN-VEST

             INDIVIDUAL VARIABLE UNIVERSAL LIFE INSURANCE CONTRACTS

                                   ISSUED BY

                        THE TRAVELERS INSURANCE COMPANY
                             HARTFORD, CONNECTICUT

L-11166                                                                May, 2001

ANNUAL REPORT
DECEMBER 31, 2000



















                      THE TRAVELERS FUND UL
                      FOR VARIABLE LIFE INSURANCE















   [TRAVELERS INSURANCE LOGO]

   The Travelers Insurance Company
   The Travelers Life and Annuity Company
   One Tower Square
   Hartford, CT  06183

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2000







ASSETS:
 Investments at market value:
   Capital Appreciation Fund, 220,946 shares (cost $14,905,384)..............................   $ 18,119,805
   High Yield Bond Trust, 9,772 shares (cost $91,461)........................................         85,704
   Managed Assets Trust, 326,187 shares (cost $6,060,504)....................................      5,851,797
   Money Market Portfolio, 5,599,950 shares (cost $5,599,950)................................      5,599,950
   American Odyssey Funds, Inc , 35,884 shares (cost $538,824)...............................        611,610
   Deutsche Asset Management VIT Funds, 22,561 shares (cost $274,081)........................        250,894
   Dreyfus Stock Index Fund, 325,707 shares (cost $10,297,273)...............................     11,074,045
   Franklin Templeton Variable Insurance Products Trust, 1,026,874 shares (cost $15,907,039).     15,369,762
   Greenwich Street Series Fund, 84,772 shares (cost $1,573,985).............................      1,949,942
   Janus Aspen Series, 16,670 shares (cost $474,387).........................................        384,360
   The Travelers Series Trust, 393,625 shares (cost $4,523,167)..............................      4,866,971
   Travelers Series Fund Inc , 767,937 shares (cost $14,993,602).............................     15,724,628
   Variable Insurance Products Fund, 1,112,832 shares (cost $29,674,146).....................     31,338,439
   Variable Insurance Products Fund II, 304,002 shares (cost $4,871,461).....................      4,864,030
                                                                                               -------------

     Total Investments (cost $109,785,264)...................................................                    $ 116,091,937

Receivables:
  Dividends..................................................................................                           10,506
  Premium payments and transfers from other Travelers accounts...............................                          122,341
Other assets.................................................................................                              115
                                                                                                              ----------------

     Total Assets............................................................................                      116,224,899
                                                                                                              ----------------


LIABILITIES:
 Payables:
   Contract surrenders and transfers to other Travelers accounts.............................                           22,924
   Insurance charges.........................................................................                           22,914
   Administrative charges....................................................................                            1,979
 Accrued liabilities.........................................................................                              210
                                                                                                              ----------------

     Total Liabilities.......................................................................                           48,027
                                                                                                              ----------------

NET ASSETS:                                                                                                      $ 116,176,872
                                                                                                              ================

                   See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                             STATEMENT OF OPERATIONS
              FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998






                                                                     2000          1999           1998
                                                                     ----          ----           ----
INVESTMENT INCOME:
  Dividends....................................................  $ 10,462,575   $ 5,860,336    $ 5,453,417
                                                                 ------------- -------------  -------------

EXPENSES:
  Insurance charges............................................       867,160       707,393        530,563
  Administrative charges.......................................        72,301        56,164         38,285
                                                                 ------------- -------------  -------------

    Total expenses.............................................       939,461       763,557        568,848
                                                                 ------------- -------------  -------------

      Net investment income....................................     9,523,114     5,096,779      4,884,569
                                                                 ------------- -------------  -------------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
  Realized gain (loss) from investment transactions:
    Proceeds from investments sold.............................    27,138,319    21,933,684     20,652,837
    Cost of investments sold...................................    25,793,748    19,227,722     18,056,633
                                                                 ------------- -------------  -------------

      Net realized gain (loss).................................     1,344,571     2,705,962      2,596,204
                                                                 ------------- -------------  -------------

  Change in unrealized gain (loss) on investments:
    Unrealized gain (loss) beginning of year...................    26,205,612    13,494,916      8,096,664
    Unrealized gain (loss) end of year.........................     6,306,673    26,205,612     13,494,916
                                                                 ------------- -------------  -------------

      Net change in unrealized gain (loss) for the year........   (19,898,939)   12,710,696      5,398,252
                                                                 ------------- -------------  -------------

      Net realized gain (loss) and change in unrealized gain
         (loss) ................................................. (18,554,368)   15,416,658      7,994,456
                                                                 ------------- -------------  -------------

  Net increase (decrease) in net assets resulting from
    operations ................................................  $ (9,031,254) $ 20,513,437   $ 12,879,025
                                                                 ============= =============  =============

                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                   STATEMENT OF CHANGES IN NET ASSETS FOR THE
                  YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998


                                                                                      2000           1999           1998
                                                                                      ----           ----           ----

OPERATIONS:
  Net investment income.........................................................    $ 9,523,114    $ 5,096,779    $ 4,884,569
  Net realized gain (loss) from investment transactions.........................      1,344,571      2,705,962      2,596,204
  Net change in unrealized gain (loss) on investments...........................    (19,898,939)    12,710,696      5,398,252
                                                                                  -------------- -------------- -------------

    Net increase (decrease) in net assets resulting from operations.............     (9,031,254)    20,513,437     12,879,025
                                                                                  -------------- -------------- -------------

UNIT TRANSACTIONS:
  Participant premium payments
   (applicable to 9,853,423 and 10,017,984 and 12,749,964 units, respectively)..     23,140,642     20,657,234     22,622,231
  Participant transfers from other Travelers accounts
   (applicable to 6,331,656 and 7,423,069 and 8,850,476 units, respectively)....     16,703,183     17,182,307     16,644,515
  Contract surrenders
   (applicable to 6,500,029 and 4,624,266 and 5,653,725 units, respectively)....    (14,744,531)   (10,470,687)   (10,097,307)
  Participant transfers to other Travelers accounts
   (applicable to 9,018,171 and 8,969,541 and 10,422,931 units, respectively)...    (17,206,558)   (18,399,253)   (17,682,682)
  Other payments to participants
   (applicable to 8,893 and 38,160 and 220,614 units, respectively).............        (26,288)      (106,976)      (458,339)
                                                                                  -------------- -------------- -------------

  Net increase in net assets resulting from unit transactions...................      7,866,448      8,862,625     11,028,418
                                                                                  -------------- -------------- -------------

    Net increase (decrease) in net assets.......................................     (1,164,806)    29,376,062     23,907,443

NET ASSETS
  Beginning of year.............................................................    117,341,678     87,965,616     64,058,173
                                                                                  -------------- -------------- -------------

  End of year...................................................................  $ 116,176,872  $ 117,341,678   $ 87,965,616
                                                                                  ============== ============== =============

                        See Notes to Financial Statements

                          NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

The Travelers Fund UL for Variable Life Insurance ("Fund UL") is a separate account of The Travelers Insurance Company ("The Travelers"), an indirect wholly owned subsidiary of Citigroup Inc., and is available for funding certain variable life insurance contracts issued by The Travelers. Fund UL is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Travelers interest in the net assets of Fund UL was $1,386,448 at December 31, 2000. Fund UL is comprised of InVest, The Travelers MarketLife, Travelers Variable Survivorship Life, The Travelers Variable Life Accumulator and The Travelers Variable Life products.

Participant premium payments applied to Fund UL are invested in one or more sub-accounts in accordance with the selection made by the owner. As of December 31, 2000, the investments comprising Fund UL were: Capital Appreciation Fund; High Yield Bond Trust; Managed Assets Trust; Money Market Portfolio; Core Equity Fund, Emerging Opportunities Fund, Global High-Yield Bond Fund, Intermediate-Term Bond Fund, International Equity Fund and Long-Term Bond Fund of American Odyssey Funds, Inc.; EAFE(R) Equity Index Fund and Small Cap Index Fund of Deutsche Asset Management VIT Funds (formerly BT Insurance Funds Trust); Dreyfus Stock Index Fund; Templeton Asset Strategy Fund - Class 1 (formerly Templeton Asset Allocation Fund - Class 1), Templeton Global Income Securities Fund - Class 1 (formerly Templeton Bond Fund - Class 1) and Templeton Growth Securities Fund - Class 1 (formerly Templeton Stock Fund - Class 1) of Franklin Templeton Variable Products Trust (formerly Templeton Variable Products Series
Fund); Equity Index Portfolio - Class I Shares and Total Return Portfolio of Greenwich Street Series Fund; Aggressive Growth Portfolio - Service Shares, Global Technology Portfolio - Service Shares and Worldwide Growth Portfolio - Service Shares of Janus Aspen Series; U.S. Government Securities Portfolio, Utilities Portfolio and Zero Coupon Bond Portfolio Series 2005 of The Travelers Series Trust; AIM Capital Appreciation Portfolio, Alliance Growth Portfolio, MFS Total Return Portfolio, Putnam Diversified Income Portfolio, Smith Barney High Income Portfolio, Smith Barney Large Capitalization Growth Portfolio and Smith Barney Large Cap Value Portfolio of Travelers Series Fund Inc.; Equity-Income Portfolio - Initial Class, Growth Portfolio - Initial Class and High Income Portfolio - Initial Class of Variable Insurance Products Fund (formerly Fidelity's Variable Insurance Products Fund); and Asset Manager Portfolio of Variable Insurance Products Fund II (formerly Fidelity's Variable Insurance Products Fund II).

All funds are Massachusetts business trusts, except for Travelers Series Fund Inc. and Dreyfus Stock Index Fund which are incorporated under Maryland law. Capital Appreciation Fund, High Yield Bond Trust, Managed Assets Trust, Money Market Portfolio, American Odyssey Funds, Inc., Greenwich Street Series Fund, The Travelers Series Trust and Travelers Series Fund Inc. are managed by affiliates of The Travelers. Not all funds may be available in all states or to all contract owners.

Effective December 18, 1998, the Zero Coupon Bond Fund Portfolio Series 1998 of The Travelers Series Trust was fully liquidated. Effective December 15, 2000, the Zero Coupon Bond Fund Portfolio Series 2000 of The Travelers Series Trust was fully liquidated.

On February 8, 2000, a reorganization was approved by the shareholders that combined the assets of Templeton Bond Fund Class 1 into Templeton Global Income Securities Fund - Class 1, effective May 1, 2000. At the effective date, Fund UL held 49,976 shares of Templeton Bond Fund Class 1 having a market value of $463,911 which were exchanged for 43,034 shares of Templeton Global Income Securities Fund - Class 1 equal in value.

On February 8, 2000, a reorganization was approved by the shareholders that combined the assets of Templeton Stock Fund Class 1 into Templeton Growth Securities Fund - Class 1, effective May 1, 2000. At the effective date, Fund UL held 507,279 shares of Templeton Stock Fund Class 1 having a market value of $9,809,053 which were exchanged for 758,627 shares of Templeton Growth Securities Fund - Class 1 equal in value.

The following is a summary of significant accounting policies consistently followed by Fund UL in the preparation of its financial statements.

SECURITY VALUATION. Investments are valued daily at the net asset values per share of the underlying funds.

SECURITY TRANSACTIONS. Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAXES. The operations of Fund UL form a part of the total operations of The Travelers and are not taxed separately. The Travelers is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the investment income of Fund UL. Fund UL is not taxed as a "regulated investment company" under Subchapter M of the Code.

OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.  INVESTMENTS

The aggregate costs of purchases and proceeds from sales of investments were $44,436,133 and $27,138,319, respectively, for the year ended December 31, 2000. Realized gains and losses from investment transactions are reported on an average cost basis. The cost of investments in eligible funds was $109,785,264 at December 31, 2000. Gross unrealized appreciation for all investments at December 31, 2000 was $8,260,988. Gross unrealized depreciation for all investments at December 31, 2000 was $1,954,315.

3.  CONTRACT CHARGES

Insurance charges are paid for the mortality and expense risks assumed by The Travelers and administrative charges are paid for administrative expenses. Each business day, The Travelers deducts a mortality and expense risk charge and, in some cases, an administrative expense charge, which are reflected in the calculation of unit values. The mortality and expense risk charge equals a maximum, on an annual basis, of 0.85%, of the amounts held in each variable funding option. The administrative charge which applies only to Price II, III and IV contracts (as defined below), equals, on an annual basis, 0.10% of the amounts held in each variable funding option for the first fifteen policy years only.

For price I contracts (all InVest contracts, MarketLife contracts issued prior to July 12, 1995, and MarketLife Contracts issued on or after July 12, 1995 where state approval for Enhanced MarketLife had not yet been received), the insurance charges are 0.60%. Price II contracts are broken down into three categories: for all MarketLife Contracts issued on or after July 12, 1995, and prior to May 1, 1998 where state approval for Enhanced MarketLife has been received, the insurance charges are 0.80% for the first fifteen policy years, then 0.45% thereafter; for MarketLife Contracts issued after May 1, 1998 in states that had approved the mortality and expense reduction, the insurance charges are 0.80% for the first fifteen policy years, then 0.25% thereafter; and for all Variable Survivorship Life contracts, the insurance charges are 0.80% for the first fifteen policy years, then 0.35% thereafter. For Price III contracts (all Travelers Variable Life Accumulator contracts), the insurance charges are 0.65% for the first fifteen policy years, then 0.20% thereafter. For Price IV contracts (all Travelers Variable Life contracts), the insurance charges are 0.85% for the first fifteen policy years, then 0.20% thereafter.

The Travelers receives contingent surrender charges on full or partial contract surrenders. Such charges are computed by applying various percentages to premiums and/or stated contract amounts (as described in the prospectus). The Travelers received $409,862, $313,425 and $307,722 in satisfaction of such contingent surrender charges for the years ended December 31, 2000, 1999 and 1998, respectively.

4.  NET CONTRACT OWNERS' EQUITY




                                                                  DECEMBER 31, 2000
                                                    ---------------------------------------------

                                                                        UNIT            NET
                                                         UNITS          VALUE          ASSETS
                                                        -------        -------        --------
CAPITAL APPRECIATION FUND
  Price I..........................................     1,392,655      $ 5.162       $ 7,187,951
  Price II.........................................     2,155,921        5.078        10,948,136
  Price III........................................             -        0.777                 -
  Price IV.........................................             -        0.776                 -

High Yield Bond Trust
  Price I..........................................        30,916        2.775            85,785

Managed Assets Trust
  Price I..........................................       649,819        3.606         2,343,260
  Price II.........................................       989,252        3.548         3,509,776
  Price III........................................             -        0.958                 -
  Price IV.........................................             -        0.957                 -

Money Market Portfolio
  Price I..........................................       516,230        1.784           921,015
  Price II.........................................     2,690,315        1.755         4,722,534
  Price III........................................             -        1.029                 -
  Price IV.........................................             -        1.028                 -

American Odyssey Funds, Inc
 Core Equity Fund..................................
  Price I..........................................        32,573        2.135            69,530
 Emerging Opportunities Fund.......................
  Price I..........................................       184,328        1.969           363,013
 Global High-Yield Bond Fund.......................
  Price I..........................................         2,626        1.215             3,191
 Intermediate-Term Bond Fund.......................
  Price I..........................................         2,039        1.344             2,741
 International Equity Fund.........................
  Price I..........................................        84,847        1.937           164,323
 Long-Term Bond Fund...............................
  Price I..........................................         5,803        1.598             9,274

Deutsche Asset Management VIT Funds
 EAFE(R) Equity Index Fund
  Price I..........................................        25,746        0.942            24,249
  Price II.........................................       112,777        0.938           105,810
  Price III........................................             -        0.887                 -
  Price IV.........................................             -        0.886                 -
 Small Cap Index Fund
  Price I..........................................        13,459        1.085            14,603
  Price II.........................................        98,255        1.080           106,153
  Price III........................................             -        0.938                 -
  Price IV.........................................             -        0.937                 -


                                                                           DECEMBER 31, 2000
                                                              ---------------------------------------------

                                                                                 UNIT            NET
                                                                  UNITS          VALUE          ASSETS
Dreyfus Stock Index Fund                                        --------        -------        ---------
  Price I..................................................         761,972      $ 3.035       $ 2,312,581
  Price II.................................................       2,933,857        2.986         8,760,855
  Price III................................................               -        0.909                 -
  Price IV.................................................               -        0.908                 -

Franklin Templeton Variable Insurance Products Trust
 Templeton Asset Strategy Fund - Class 1
  Price I..................................................       1,442,423        2.015         2,906,167
  Price II.................................................         910,065        1.982         1,804,045
 Templeton Global Income Securities Fund - Class 1
  Price I..................................................         119,599        1.244           148,736
  Price II.................................................         296,220        1.224           362,457
 Templeton Growth Securities Fund - Class 1
  Price I..................................................       2,495,581        2.230         5,565,865
  Price II.................................................       2,085,743        2.194         4,576,885
  Price III................................................               -        1.037                 -
  Price IV.................................................               -        1.036                 -

Greenwich Street Series Fund
 Equity Index Portfolio - Class I Shares
  Price I..................................................           4,786        1.001             4,790
  Price II.................................................         121,713        0.997           121,280
  Price III................................................               -        0.910                 -
  Price IV.................................................               -        0.909                 -
 Total Return Portfolio
  Price I..................................................          38,416        2.271            87,242
  Price II.................................................         776,490        2.236         1,736,392
  Price III................................................               -        1.125                 -
  Price IV.................................................               -        1.124                 -

Janus Aspen Series
 Aggressive Growth Portfolio - Service Shares
  Price I..................................................          23,949        0.677            16,210
  Price II.................................................         177,383        0.676           119,932
  Price III................................................               -        0.665                 -
  Price IV.................................................               -        0.664                 -
 Global Technology Portfolio - Service Shares
  Price I..................................................             781        0.675               527
  Price II.................................................          72,455        0.674            48,821
  Price III................................................               -        0.667                 -
  Price IV.................................................               -        0.666                 -



                                                                DECEMBER 31, 2000
                                                   ---------------------------------------------

                                                                      UNIT            NET
                                                       UNITS          VALUE          ASSETS
                                                   -------------    -----------    ----------
Janus Aspen Series (continued)
 Worldwide Growth Portfolio - Service Shares
  Price I...........................................       69,141      $ 0.802          $ 55,420
  Price II..........................................      186,241        0.801           149,125
  Price III.........................................            -        0.820                 -
  Price IV..........................................            -        0.819                 -

The Travelers Series Trust
 US Government Securities Portfolio
  Price I...........................................      183,356        1.544           283,025
  Price II..........................................    1,580,705        1.519         2,400,601
  Price III.........................................            -        1.091                 -
  Price IV..........................................            -        1.090                 -
 Utilities Portfolio
  Price I...........................................       90,271        2.447           220,902
  Price II..........................................       90,649        2.408           218,253
 Zero Coupon Bond Fund Portfolio Series 2005
  Price I...........................................    1,023,087        1.386         1,418,417
  Price II..........................................      244,195        1.365           333,295
  Price III.........................................            -        1.086                 -
  Price IV..........................................            -        1.085                 -

Travelers Series Fund Inc
 AIM Capital Appreciation Portfolio
  Price I...........................................      292,597        1.748           511,506
  Price II..........................................    1,914,924        1.723         3,299,271
  Price III.........................................            -        0.817                 -
  Price IV..........................................            -        0.816                 -
 Alliance Growth Portfolio
  Price I...........................................      290,520        2.358           685,087
  Price II..........................................    2,906,091        2.321         6,743,487
  Price III.........................................            -        0.832                 -
  Price IV..........................................            -        0.831                 -
 MFS Total Return Portfolio
  Price I...........................................      108,875        1.957           213,052
  Price II..........................................    1,086,522        1.926         2,092,445
  Price III.........................................            -        1.128                 -
  Price IV..........................................            -        1.127                 -
 Putnam Diversified Income Portfolio
  Price I...........................................            -        1.001                 -
  Price II..........................................          765        0.998               763
  Price III.........................................            -        0.989                 -
  Price IV..........................................            -        0.988                 -


                                                                  DECEMBER 31, 2000
                                                  -------------------------------------------------

                                                                        UNIT             NET
                                                         UNITS          VALUE           ASSETS
                                                        --------       -------         --------
Travelers Series Fund Inc (continued)
 Smith Barney High Income Portfolio
  Price I ..........................................       16,546      $ 1.176          $ 19,461
  Price II .........................................      388,094        1.159           449,754
  Price III ........................................            -        0.927                 -
  Price IV .........................................            -        0.926                 -

 Smith Barney Large Capitalization Growth Portfolio
  Price I ..........................................            -        0.874                 -
  Price II .........................................      103,152        0.873            90,003
  Price III ........................................            -        0.878                 -
  Price IV .........................................            -        0.877                 -
 Smith Barney Large Cap Value Portfolio
  Price I ..........................................       98,459        1.953           192,329
  Price II .........................................      745,373        1.923         1,433,572
  Price III ........................................            -        1.123                 -
  Price IV..........................................            -        1.122                 -

Variable Insurance Products Fund
 Equity-Income Portfolio - Initial Class
  Price I...........................................    1,889,469        2.504         4,730,744
  Price II..........................................    2,417,609        2.464         5,955,551
  Price III.........................................            -        1.096                 -
  Price IV..........................................            -        1.095                 -
 Growth Portfolio - Initial Class
  Price I...........................................    2,622,394        3.082         8,082,728
  Price II..........................................    3,413,339        3.033        10,350,919
  Price III.........................................            -        0.854                 -
  Price IV..........................................            -        0.853                 -
 High Income Portfolio - Initial Class
  Price I...........................................      882,645        1.194         1,053,747
  Price II..........................................      999,099        1.175         1,173,555
  Price III.........................................            -        0.810                 -
  Price IV..........................................            -        0.810                 -

Variable Insurance Products Fund II
 Asset Manager Portfolio - Initial Class
  Price I...........................................    2,112,774        1.761         3,719,644
  Price II..........................................      661,645        1.732         1,146,087
  Price III.........................................            -        0.961                 -
  Price IV..........................................            -        0.960                 -
                                                                                 ---------------
 Net Contract Owners' Equity...................................................   $ 116,176,872
                                                                                 ===============

6. STATEMENT OF INVESTMENTS





INVESTMENTS                                                                NO. OF                 MARKET
                                                                           SHARES                  VALUE
                                                                        ----------------      ----------------
CAPITAL APPRECIATION FUND (15.6%)
  Total (Cost $14,905,384)                                                       220,946          $ 18,119,805
                                                                        ----------------      ----------------

HIGH YIELD BOND TRUST (0.1%)
  Total (Cost $91,461)                                                             9,772                85,704
                                                                        ----------------      ----------------

MANAGED ASSETS TRUST (5.0%)
  Total (Cost $6,060,504)                                                        326,187             5,851,797
                                                                        ----------------      ----------------

MONEY MARKET PORTFOLIO (4.8%)
  Total (Cost $5,599,950)                                                      5,599,950             5,599,950
                                                                        ----------------      ----------------

AMERICAN ODYSSEY FUNDS, INC. (0.5%)
 Core Equity Fund (Cost $81,169)                                                   4,965                69,415
 Emerging Opportunities Fund (Cost $308,464)                                      21,052               362,722
 Global High-Yield Bond Fund (Cost $3,653)                                           356                 3,192
 Intermediate-Term Bond Fund (Cost $2,718)                                           260                 2,712
 International Equity Fund (Cost $133,581)                                         8,387               164,294
 Long-Term Bond Fund (Cost $9,239)                                                   864                 9,275
                                                                        ----------------      ----------------
  Total (Cost $538,824)                                                           35,884               611,610
                                                                        ----------------      ----------------

DEUTSCHE ASSET MANAGEMENT VIT FUNDS (0.2%)
 EAFE(R)Equity Index Fund (Cost $144,540)                                         11,680               130,110
 Small Cap Index Fund (Cost $129,541)                                             10,881               120,784
                                                                        ----------------      ----------------
  Total (Cost $274,081)                                                           22,561               250,894
                                                                        ----------------      ----------------

DREYFUS STOCK INDEX FUND (9.6%)
  Total (Cost $10,297,273)                                                       325,707            11,074,045
                                                                        ----------------      ----------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (13.2%)
  Templeton Asset Strategy Fund - Class 1 (Cost $4,873,756)                      245,202             4,712,773
  Templeton Global Income Securities Fund - Class 1 (Cost $539,166)               44,316               510,968
  Templeton Growth Securities Fund - Class 1 (Cost $10,494,117)                  737,356            10,146,021
                                                                        ----------------      ----------------
   Total (Cost $15,907,039)                                                    1,026,874            15,369,762
                                                                        ----------------      ----------------

GREENWICH STREET SERIES FUND (1.7%)
 Equity Index Portfolio - Class I Shares (Cost $134,984)                           3,893               126,124
 Total Return Portfolio (Cost $1,439,001)                                         80,879             1,823,818
                                                                        ----------------      ----------------
   Total (Cost $1,573,985)                                                        84,772             1,949,942
                                                                        ----------------      ----------------

5. STATEMENT OF INVESTMENTS (CONTINUED)




                                                                             NO. OF                 MARKET
                                                                             SHARES                  VALUE
                                                                         ----------------       ----------------
JANUS ASPEN SERIES (0.3%)
  Aggressive Growth Portfolio - Service Shares (Cost $170,636)                      3,763        $       135,343
  Global Technology Portfolio - Service Shares (Cost $69,418)                       7,464                 48,891
  Worldwide Growth Portfolio - Service Shares (Cost $234,333)                       5,443                200,126
                                                                         ----------------       ----------------
   Total (Cost $474,387)                                                           16,670                384,360
                                                                         ----------------       ----------------

THE TRAVELERS SERIES TRUST (4.2%)
  U.S. Government Securities Portfolio (Cost $2,590,442)                          219,651              2,684,132
  Utilities Portfolio (Cost $354,264)                                              22,415                430,812
  Zero Coupon Bond Fund Portfolio Series 2005 (Cost $1,578,461)                   151,559              1,752,027
                                                                         ----------------       ----------------
   Total (Cost $4,523,167)                                                        393,625              4,866,971
                                                                         ----------------       ----------------

TRAVELERS SERIES FUND INC. (13.6%)
  AIM Capital Appreciation Portfolio (Cost $3,348,476)                            210,311              3,808,731
  Alliance Growth Portfolio (Cost $7,364,183)                                     298,827              7,425,852
  MFS Total Return Portfolio (Cost $2,077,906)                                    129,764              2,304,609
  Putnam Diversified Income Portfolio (Cost $754)                                      71                    745
  Smith Barney High Income Portfolio (Cost $575,812)                               46,417                469,280
  Smith Barney Large Capitalization Growth Portfolio (Cost $95,653)                 6,059                 90,036
  Smith Barney Large Cap Value Portfolio (Cost $1,530,818)                         76,488              1,625,375
                                                                         ----------------       ----------------
   Total (Cost $14,993,602)                                                       767,937             15,724,628
                                                                         ----------------       ----------------

VARIABLE INSURANCE PRODUCTS FUND (27.0%)
  Equity-Income Portfolio - Initial Class (Cost $9,448,040)                       418,725             10,685,872
  Growth Portfolio - Initial Class (Cost $17,053,065)                             422,181             18,428,216
  High Income Portfolio - Initial Class (Cost $3,173,041)                         271,926              2,224,351
                                                                         ----------------       ----------------
   Total (Cost $29,674,146)                                                     1,112,832             31,338,439
                                                                         ----------------       ----------------

VARIABLE INSURANCE PRODUCTS FUND II (4.2%)
  Asset Manager Portfolio - Initial Class
   Total (Cost $4,871,461)                                                        304,002              4,864,030
                                                                         ----------------       ----------------

TOTAL INVESTMENTS (100%)
 (COST $109,785,264)                                                                             $   116,091,937
                                                                                                ================

6.  SCHEDULE OF FUND UL OPERATIONS AND CHANGES IN NET ASSETS
    FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998




                                                                CAPITAL APPRECIATION FUND              HIGH YIELD BOND TRUST
                                                       -------------------------------------  -------------------------------------
                                                          2000         1999        1998          2000        1999         1998
                                                          ----         ----        ----          ----        ----         ----
INVESTMENT INCOME:
Dividends ........................................       $ 761,471    $ 347,156   $ 225,348      $ 8,570      $ 8,706     $ 15,178
                                                       ------------ ----------- ------------  ----------- ------------ ------------

EXPENSES:
Insurance charges ................................         149,862      104,820      56,699          831        1,195        1,309
Administrative charges ...........................          12,050        8,180       4,562            -            -            -
                                                       ------------ ----------- ------------  ----------- ------------ ------------
    Net investment income (loss) .................         599,559      234,156     164,087        7,739        7,511       13,869
                                                       ------------ ----------- ------------  ----------- ------------ ------------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
  Proceeds from investments sold .................       1,326,938    4,044,199     672,903      136,838      152,789      118,763
  Cost of investments sold .......................         842,540    2,342,631     405,494      138,639      140,553      106,699
                                                       ------------ ----------- ------------  ----------- ------------ ------------

    Net realized gain (loss) .....................         484,398    1,701,568     267,409       (1,801)      12,236       12,064
                                                       ------------ ----------- ------------  ----------- ------------ ------------

Change in unrealized gain (loss) on investments:
  Unrealized gain (loss) beginning of year .......       9,367,070    4,618,531     930,111          776       11,936       25,465
  Unrealized gain (loss) end of year .............       3,214,421    9,367,070   4,618,531       (5,757)         776       11,936
                                                       ------------ ----------- ------------  ----------- ------------ ------------

    Net change in unrealized gain (loss) for .....      (6,152,649)   4,748,539   3,688,420       (6,533)     (11,160)     (13,529)
                                                       ------------ ----------- ------------  ----------- ------------ ------------

Net increase (decrease) in net assets
    resulting from operations ....................      (5,068,692)   6,684,263   4,119,916         (595)       8,587       12,404
                                                       ------------ ----------- ------------  ----------- ------------ ------------




UNIT TRANSACTIONS:
Participant premium payments .....................       3,201,580    2,193,850   1,722,876       13,897       19,019       26,399
Participant transfers from other Traveler accounts       3,889,299    2,493,744   2,709,937        5,014      119,534       57,870
Contract surrenders ..............................      (2,002,901)  (1,816,312)   (792,310)     (28,283)     (43,214)     (47,347)
Participant transfers to other Travelers accounts         (755,818)  (3,414,877)   (417,132)    (109,147)    (113,219)     (77,740)
Other payments to participants ...................          (2,064)     (24,894)   (160,978)           -            -            -
                                                       ------------ ----------- ------------  ----------- ------------ ------------

  Net increase (decrease) in net assets
    resulting from unit transactions .............       4,330,096     (568,489)  3,062,393     (118,519)     (17,880)     (40,818)
                                                       ------------ ----------- ------------  ----------- ------------ ------------

    Net increase (decrease) in net assets ........        (738,596)   6,115,774   7,182,309     (119,114)      (9,293)     (28,414)




NET ASSETS:
  Beginning of year ..............................      18,874,683   12,758,909   5,576,600      204,899      214,192      242,606
                                                       ------------ ----------- ------------  ----------- ------------ ------------

  End of year ....................................     $18,136,087  $18,874,683 $12,758,909     $ 85,785    $ 204,899    $ 214,192
                                                       ============ =========== ============  =========== ============ ============



          MANAGED ASSETS TRUST                 MONEY MARKET PORTFOLIO                    CORE EQUITY FUND
------------------------------------- -------------------------------------- -------------------------------------
    2000         1999        1998        2000         1999         1998         2000         1999        1998
    ----         ----        ----        ----         ----         ----         ----         ----        ----

   $ 762,488   $ 232,540   $ 149,710    $ 299,731    $ 186,888    $ 154,385      $ 4,922    $ 12,031      $ 8,470
------------- ----------- ----------- ------------ ------------ ------------ ------------ ----------- ------------


      37,744      21,120      14,505       38,391       28,956       24,039          446         484          448
       2,945       1,064         527        4,189        3,167        2,618            -           -            -
------------- ----------- ----------- ------------ ------------ ------------ ------------ ----------- ------------
     721,799     210,356     134,678      257,151      154,765      127,728        4,476      11,547        8,022
------------- ----------- ----------- ------------ ------------ ------------ ------------ ----------- ------------




     635,567     331,109     532,152    8,955,834    4,355,185    6,111,697        4,189       3,987        9,623
     610,903     281,585     429,702    8,955,834    4,355,185    6,111,697        4,403       3,219        5,694
------------- ----------- ----------- ------------ ------------ ------------ ------------ ----------- ------------

      24,664      49,524     102,450            -            -            -         (214)        768        3,929
------------- ----------- ----------- ------------ ------------ ------------ ------------ ----------- ------------


     609,486     458,461     264,796            -            -            -        5,029      18,049       19,500
    (208,707)    609,486     458,461            -            -            -      (11,754)      5,029       18,049
------------- ----------- ----------- ------------ ------------ ------------ ------------ ----------- ------------

    (818,193)    151,025     193,665            -            -            -      (16,783)    (13,020)      (1,451)
------------- ----------- ----------- ------------ ------------ ------------ ------------ ----------- ------------


     (71,730)    410,905     430,793      257,151      154,765      127,728      (12,521)       (705)      10,500
------------- ----------- ----------- ------------ ------------ ------------ ------------ ----------- ------------





     970,691     486,163     491,683    6,182,431    6,258,921    6,741,925        7,122       7,926       10,400
   2,059,611     665,914     330,398    1,287,276    3,802,796    1,519,284            -           -           61
    (639,230)   (316,082)   (510,867)    (912,623)    (870,163)  (1,028,727)      (3,941)     (3,926)      (4,443)
    (150,356)   (182,067)   (140,305)  (9,081,041)  (4,436,241)  (7,713,789)        (514)     (1,201)      (5,618)
           -      (8,562)          -            -         (399)           -            -           -            -
------------- ----------- ----------- ------------ ------------ ------------ ------------ ----------- ------------


   2,240,716     645,366     170,909   (2,523,957)   4,754,914     (481,307)       2,667       2,799          400
------------- ----------- ----------- ------------ ------------ ------------ ------------ ----------- ------------

   2,168,986   1,056,271     601,702   (2,266,806)   4,909,679     (353,579)      (9,854)      2,094       10,900





   3,684,050   2,627,779   2,026,077    7,910,355    3,000,676    3,354,255       79,384      77,290       66,390
------------- ----------- ----------- ------------ ------------ ------------ ------------ ----------- ------------

  $5,853,036  $3,684,050  $2,627,779  $ 5,643,549  $ 7,910,355  $ 3,000,676     $ 69,530    $ 79,384     $ 77,290
============= =========== =========== ============ ============ ============ ============ =========== ============

7.  SCHEDULE OF FUND UL OPERATIONS AND CHANGES IN NET ASSETS
    FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998 (CONTINUED)






                                                           EMERGING OPPORTUNITIES FUND            GLOBAL HIGH-YIELD BOND FUND
                                                       -------------------------------------  -------------------------------------
                                                          2000         1999        1998          2000        1999         1998
                                                          ----         ----        ----          ----        ----         ----
INVESTMENT INCOME:
Dividends ..........................................      $ 16,871    $ 23,702     $      -     $    316     $    201     $      1
                                                       ------------ ----------- ------------  ----------- ------------ ------------

EXPENSES:
Insurance charges ..................................         2,131       1,640        1,554           20           18           20
Administrative charges .............................             -           -            -            -            -            -
                                                       ------------ ----------- ------------  ----------- ------------ ------------
   Net investment income (loss) ....................        14,740      22,062       (1,554)         296          183          (19)
                                                       ------------ ----------- ------------  ----------- ------------ ------------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
  Proceeds from investments sold ...................        35,262      53,729       57,345           67           65           96
  Cost of investments sold .........................        29,124      55,317       64,399           71           67          102
                                                       ------------ ----------- ------------  ----------- ------------ ------------

   Net realized gain (loss) ........................         6,138      (1,588)      (7,054)          (4)          (2)          (6)
                                                       ------------ ----------- ------------  ----------- ------------ ------------

Change in unrealized gain (loss) on investments: ...
 Unrealized gain (loss) beginning of year...........        44,272     (25,853)     (12,045)         (20)        (151)         (31)
 Unrealized gain (loss) end of year ................        54,258      44,272      (25,853)        (461)         (20)        (151)
                                                       ------------ ----------- ------------  ----------- ------------ ------------

   Net change in unrealized gain (loss) for the.....         9,986      70,125      (13,808)        (441)         131         (120)
                                                       ------------ ----------- ------------  ----------- ------------ ------------

Net increase (decrease) in net assets
   resulting from operations........................        30,864      90,599      (22,416)        (149)         312         (145)
                                                       ------------ ----------- ------------  ----------- ------------ ------------




UNIT TRANSACTIONS:
Participant premium payments .......................        38,061      42,790       49,542          101           77           94
Participant transfers from other Travelers accounts          7,155       3,772        4,306            -            -            -
Contract surrenders ................................       (29,730)    (41,231)     (22,358)        (145)        (117)        (152)
Participant transfers to other Travelers accounts ..       (12,688)    (20,286)     (43,052)           -          (10)           -
Other payments to participants .....................             -           -            -            -            -            -
                                                       ------------ ----------- ------------  ----------- ------------ ------------
   Net increase (decrease) in net assets
    resulting from unit transactions................         2,798     (14,955)     (11,562)         (44)         (50)         (58)
                                                       ------------ ----------- ------------  ----------- ------------ ------------

    Net increase (decrease) in net assets ..........        33,662      75,644      (33,978)        (193)         262         (203)




NET ASSETS:
   Beginning of year ...............................       329,351     253,707      287,685        3,384        3,122        3,325
                                                       ------------ ----------- ------------  ----------- ------------ ------------

   End of year .....................................     $ 363,013   $ 329,351   $  253,707    $   3,191   $    3,384   $    3,122
                                                       ============ =========== ============  =========== ============ ============



     INTERMEDIATE-TERM BOND FUND             INTERNATIONAL EQUITY FUND               LONG-TERM BOND FUND
--------------------------------------- -------------------------------------  -------------------------------------
      2000         1999         1998         2000         1999         1998         2000         1999        1998
      ----         ----         ----         ----         ----         ----         ----         ----        ----
 $       134    $     162    $       8   $    7,992    $       -   $   7,253     $     566    $    958    $     188
------------- ------------ ------------ ------------ ------------ -----------  ------------ ----------- ------------


          15           11            9        1,009          840         738            55          63           96
           -            -            -            -            -           -             -           -            -
------------- ------------ ------------ ------------ ------------ -----------  ------------ ----------- ------------
         119          151           (1)       6,983         (840)      6,515           511         895           92
------------- ------------ ------------ ------------ ------------ -----------  ------------ ----------- ------------




          32           15           65       12,469       12,347      28,558         1,218       2,791       77,573
          33           16           63        9,147       10,281      21,351         1,273       2,919       75,868
------------- ------------ ------------ ------------ ------------ -----------  ------------ ----------- ------------

          (1)          (1)           2        3,322        2,066       7,207           (55)       (128)       1,705
------------- ------------ ------------ ------------ ------------ -----------  ------------ ----------- ------------


         (33)          97          (22)      56,149       16,023      12,462          (514)        581        1,244
          (6)         (33)          97       30,713       56,149      16,023            36        (514)         581
------------- ------------ ------------ ------------ ------------ -----------  ------------ ----------- ------------

          27         (130)         119      (25,436)      40,126       3,561           550      (1,095)        (663)
------------- ------------ ------------ ------------ ------------ -----------  ------------ ----------- ------------


         145           20          120      (15,131)      41,352      17,283         1,006        (328)       1,134
------------- ------------ ------------ ------------ ------------ -----------  ------------ ----------- ------------





         485          484          404       17,977       17,898      21,538         1,065       1,171        1,382
           7            6           16        2,555        2,966       4,669             -           -            -
         (83)         (81)         (86)      (9,609)      (9,368)    (23,931)       (1,361)       (414)        (811)
         (11)         (10)         (10)      (5,850)      (6,137)     (8,587)            -      (2,715)     (77,176)
           -            -            -            -            -           -             -           -            -
------------- ------------ ------------ ------------ ------------ -----------  ------------ ----------- ------------
         398          399          324        5,073        5,359      (6,311)         (296)     (1,958)     (76,605)
------------- ------------ ------------ ------------ ------------ -----------  ------------ ----------- ------------
         543          419          444      (10,058)      46,711      10,972           710      (2,286)     (75,471)





       2,198        1,779        1,335      174,381      127,670     116,698         8,564      10,850       86,321
------------- ------------ ------------ ------------ ------------ -----------  ------------ ----------- ------------

 $     2,741   $    2,198   $    1,779   $  164,323   $  174,381   $ 127,670      $  9,274     $ 8,564     $ 10,850
============= ============ ============ ============ ============ ===========  ============ =========== ============

6.  SCHEDULE OF FUND UL OPERATIONS AND CHANGES IN NET ASSETS
    FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998 (CONTINUED)






                                                            EAFE(R) EQUITY INDEX FUND                 SMALL CAP INDEX FUND
                                                      -------------------------------------  -------------------------------------
                                                         2000         1999        1998          2000        1999         1998
                                                         ----         ----        ----          ----        ----         ----
INVESTMENT INCOME:
Dividends .........................................    $    2,160   $     273    $       -    $     624   $       64   $        -
                                                      ------------ ----------- ------------  ----------- ------------ ------------

EXPENSES:
Insurance charges .................................           542           6            -          735            2            -
Administrative charges ............................            55           1            -           83            -            -
                                                      ------------ ----------- ------------  ----------- ------------ ------------
   Net investment income (loss)....................         1,563         266            -         (194)          62            -
                                                      ------------ ----------- ------------  ----------- ------------ ------------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
 Proceeds from investments sold ...................        24,863          94            -       35,191           48            -
 Cost of investments sold .........................        27,642          88            -       35,788           47            -
                                                      ------------ ----------- ------------  ----------- ------------ ------------

  Net realized gain (loss) ........................        (2,779)          6            -         (597)           1            -
                                                      ------------ ----------- ------------  ----------- ------------ ------------

Change in unrealized gain (loss) on investments:
 Unrealized gain (loss) beginning of year .........           429           -            -          253            -            -
 Unrealized gain (loss) end of year ...............       (14,430)        429            -       (8,757)         253            -
                                                      ------------ ----------- ------------  ----------- ------------ ------------

   Net change in unrealized gain (loss) for the year      (14,859)        429            -       (9,010)         253            -
                                                      ------------ ----------- ------------  ----------- ------------ ------------

Net increase (decrease) in net assets
   resulting from operations ......................       (16,075)        701            -       (9,801)         316            -
                                                      ------------ ----------- ------------  ----------- ------------ ------------




UNIT TRANSACTIONS:
Participant premium payments ......................         9,750       2,585            -       40,237          241            -
Participant transfers from other Travelers accounts       157,266       2,804            -      123,834        6,280            -
Contract surrenders ...............................        (7,052)       (109)           -      (22,190)        (435)           -
Participant transfers to other Travelers accounts         (19,794)        (17)           -      (17,698)         (28)           -
Other payments to participants ....................             -           -            -            -            -            -
                                                      ------------ ----------- ------------  ----------- ------------ ------------

  Net increase (decrease) in net assets
   resulting from unit transactions ...............       140,170       5,263            -      124,183        6,058            -
                                                      ------------ ----------- ------------  ----------- ------------ ------------

   Net increase (decrease) in net assets ..........       124,095       5,964            -      114,382        6,374            -




NET ASSETS:
 Beginning of year ................................         5,964           -            -        6,374            -            -
                                                      ------------ ----------- ------------  ----------- ------------ ------------

 End of year ......................................    $  130,059   $   5,964   $        -    $ 120,756   $    6,374   $        -
                                                      ============ =========== ============  =========== ============ ============


                                             TEMPLETON ASSET STRATEGY FUND -          TEMPLETON GLOBAL INCOME SECURITIES FUND -
        DREYFUS STOCK INDEX FUND                         CLASS 1                                        CLASS 1
--------------------------------------- -------------------------------------------   ------------------------------------------
    2000         1999         1998           2000          1999          1998               2000         1999        1998
    ----         ----         ----           ----          ----          ----               ----         ----        ----
  $  285,178    $ 166,826     $ 80,837      $ 883,703     $ 635,252    $  240,092         $   27,478   $  26,131    $  32,614
------------- ------------ ------------   ------------  -----------   -----------       ------------ ----------- ------------


      82,819       58,963       37,009         32,283        29,831        28,173              3,530       4,762        4,333
       8,445        5,681        3,583          1,795         1,542         1,263                334         478          421
------------- ------------ ------------   ------------  -----------   -----------       ------------ ----------- ------------
     193,914      102,182       40,245        849,625       603,879       210,656             23,614      20,891       27,860
------------- ------------ ------------   ------------  -----------   -----------       ------------ ----------- ------------




   1,624,418      875,515    1,348,144        512,640     1,105,518       460,332            221,201     128,661       83,313
   1,341,651      693,541      890,692        520,530     1,020,236       337,833            241,167     134,781       81,836
------------- ------------ ------------   ------------  -----------   -----------       ------------ ----------- ------------

     282,767      181,974      457,452         (7,890)       85,282       122,499            (19,966)     (6,120)       1,477
------------- ------------ ------------   ------------  -----------   -----------       ------------ ----------- ------------


   2,344,255    1,182,152      523,266        699,008       474,929       587,676            (46,856)     12,791        6,720
     776,772    2,344,255    1,182,152       (160,983)      699,008       474,929            (28,198)    (46,856)      12,791
------------- ------------ ------------   ------------  -----------   -----------       ------------ ----------- ------------

  (1,567,483)   1,162,103      658,886       (859,991)      224,079      (112,747)            18,658     (59,647)       6,071
------------- ------------ ------------   ------------  -----------   -----------       ------------ ----------- ------------


  (1,090,802)   1,446,259    1,156,583        (18,256)      913,240       220,408             22,306     (44,876)      35,408
------------- ------------ ------------   ------------  -----------   -----------       ------------ ----------- ------------





   2,512,144    1,864,556    1,357,520        581,385       628,987       727,391             90,095      93,816      165,218
   1,962,992    2,006,864    2,205,447        113,331       222,681       244,926             20,031      52,412       79,798
  (1,249,712)    (705,299)    (758,259)      (478,583)     (645,930)     (430,422)          (172,093)    (72,307)     (66,688)
    (928,414)    (879,560)  (1,144,166)      (256,685)     (782,698)     (308,864)           (67,495)    (74,704)     (38,486)
     (14,715)      (3,175)           -              -             -          (869)                 -           -            -
------------- ------------ ------------   ------------  -----------   -----------       ------------ ----------- ------------


   2,282,295    2,283,386    1,660,542        (40,552)     (576,960)      232,162           (129,462)       (783)     139,842
------------- ------------ ------------   ------------  -----------   -----------       ------------ ----------- ------------

   1,191,493    3,729,645    2,817,125        (58,808)      336,280       452,570           (107,156)    (45,659)     175,250





   9,881,943    6,152,298    3,335,173      4,769,020     4,432,740     3,980,170            618,349     664,008      488,758
------------- ------------ ------------   ------------  -----------   -----------       ------------ ----------- ------------

$ 11,073,436  $ 9,881,943  $ 6,152,298    $ 4,710,212   $ 4,769,020   $ 4,432,740         $  511,193  $  618,349   $  664,008
============= ============ ============   ============  ===========   ===========       ============ =========== ============

6.  SCHEDULE OF FUND UL OPERATIONS AND CHANGES IN NET ASSETS
    FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998 (CONTINUED)







                                                   TEMPLETON GROWTH SECURITIES                   EQUITY INDEX PORTFOLIO -
                                                            FUND - CLASS I                           CLASS I SHARES
                                                   -------------------------------------  -------------------------------------
                                                      2000         1999        1998          2000        1999         1998
                                                      ----         ----        ----          ----        ----         ----
INVESTMENT INCOME:
Dividends ......................................   $ 2,175,749   $ 800,720   $  813,730   $      328  $         -  $         -
                                                   ------------ ----------- ------------  ----------- ------------ ------------

EXPENSES:
Insurance charges ..............................        68,657      60,210       59,343          520            2            -
Administrative charges .........................         4,491       4,010        3,758           60            -            -
                                                   ------------ ----------- ------------  ----------- ------------ ------------
   Net investment income (loss) ................     2,102,601     736,500      750,629         (252)          (2)           -
                                                   ------------ ----------- ------------  ----------- ------------ ------------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
  Proceeds from investments sold ...............     1,352,899   1,823,221    1,561,814       22,041            -            -
  Cost of investments sold .....................     1,398,425   1,873,595    1,456,190       22,133            -            -
                                                   ------------ ----------- ------------  ----------- ------------ ------------

  Net realized gain (loss) .....................       (45,526)    (50,374)     105,624          (92)           -            -
                                                   ------------ ----------- ------------  ----------- ------------ ------------

Change in unrealized gain (loss) on investments:
  Unrealized gain (loss) beginning of year .....      1,066,650    (452,700)     539,409          145            -            -
  Unrealized gain (loss) end of year ...........       (348,096)  1,066,650     (452,700)      (8,860)         145            -
                                                   ------------ ----------- ------------  ----------- ------------ ------------

   Net change in unrealized gain (loss)for the
     year.......................................    (1,414,746)  1,519,350     (992,109)      (9,005)         145            -
                                                   ------------ ----------- ------------  ----------- ------------ ------------

Net increase (decrease) in net assets
 resulting from operations .....................        642,329   2,205,476     (135,856)      (9,349)         143            -
                                                   ------------ ----------- ------------  ----------- ------------ ------------




UNIT TRANSACTIONS:
Participant premium payments ...................     1,155,938   1,327,773    2,075,969       25,542           64            -
Participant transfers from other Travelers .....       579,888     390,488    1,558,785      128,747        5,870            -
Contract surrenders ............................    (1,132,630)   (937,367)    (722,676)     (18,425)        (239)           -
Participant transfers to other Travelers .......      (853,208) (1,512,327)  (1,548,621)      (6,283)           -            -
Other payments to participants .................           (51)    (18,391)     (55,834)           -            -            -
                                                   ------------ ----------- ------------  ----------- ------------ ------------

 Net increase (decrease) in net assets
   resulting from unit transactions ............      (250,063)   (749,824)   1,307,623      129,581        5,695            -
                                                   ------------ ----------- ------------  ----------- ------------ ------------

   Net increase (decrease) in net assets .......       392,266   1,455,652    1,171,767      120,232        5,838            -




NET ASSETS:
 Beginning of year .............................     9,750,484   8,294,832    7,123,065        5,838            -            -
                                                   ------------ ----------- ------------  ----------- ------------ ------------

 End of year ...................................   $10,142,750  $9,750,484  $ 8,294,832   $  126,070  $     5,838  $         -
                                                   ============ =========== ============  =========== ============ ============


                                                    AGGRESSIVE GROWTH PORTFOLIO              GLOBAL TECHNOLOGY PORTFOLIO
           TOTAL RETURN PORTFOLIO                      - SERVICE SHARES                           - SERVICE SHARES
  -----------------------------------------  -------------------------------------      -------------------------------------
      2000          1999          1998           2000          1999         1998           2000         1999        1998
      ----          ----          ----           ----          ----         ----           ----         ----        ----

  $    106,185    $   77,045    $   46,880     $      591    $        -  $        -      $      297   $       -   $        -
  -------------  ------------  ------------   ------------  ------------ -----------    ------------ ----------- ------------


        12,166         9,794         7,284            290             -           -             192           -            -
         1,467         1,176           863             33             -           -              24           -            -
  -------------  ------------  ------------   ------------  ------------ -----------    ------------ ----------- ------------
        92,552        66,075        38,733            268             -           -              81           -            -
  -------------  ------------  ------------   ------------  ------------ -----------    ------------ ----------- ------------




        71,405       193,461        84,997         22,601             -           -           1,456           -            -
        57,953       167,367        67,822         26,614             -           -           1,657           -            -
  -------------  ------------  ------------   ------------  ------------ -----------    ------------ ----------- ------------

        13,452        26,094        17,175         (4,013)            -           -            (201)          -            -
  -------------  ------------  ------------   ------------  ------------ -----------    ------------ ----------- ------------


       214,149        69,832        87,967              -             -           -               -           -            -
       384,817       214,149        69,832        (35,293)            -           -         (20,527)          -            -
  -------------  ------------  ------------   ------------  ------------ -----------    ------------ ----------- ------------

       170,668       144,317       (18,135)       (35,293)            -           -         (20,527)          -            -
  -------------  ------------  ------------   ------------  ------------ -----------    ------------ ----------- ------------


       276,672       236,486        37,773        (39,038)            -           -         (20,647)          -            -
  -------------  ------------  ------------   ------------  ------------ -----------    ------------ ----------- ------------





       248,979       187,035       181,561         16,424             -           -           4,517           -            -
        91,859        66,368       176,508        175,088             -           -          67,093           -            -
       (87,562)      (76,644)     (106,689)        (2,723)            -           -          (1,540)          -            -
       (17,374)     (151,484)      (17,224)       (13,609)            -           -             (75)          -            -
             -             -             -              -             -           -               -           -            -
  -------------  ------------  ------------   ------------  ------------ -----------    ------------ ----------- ------------


       235,902        25,275       234,156        175,180             -           -          69,995           -            -
  -------------  ------------  ------------   ------------  ------------ -----------    ------------ ----------- ------------

       512,574       261,761       271,929        136,142             -           -          49,348           -            -





     1,311,060     1,049,299       777,370              -             -           -               -           -            -
  -------------  ------------  ------------   ------------  ------------ -----------    ------------ ----------- ------------

   $ 1,823,634   $ 1,311,060   $ 1,049,299     $  136,142    $        -  $        -        $ 49,348   $       -   $        -
  =============  ============  ============   ============  ============ ===========    ============ =========== ============

6.  SCHEDULE OF FUND UL OPERATIONS AND CHANGES IN NET ASSETS
    FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998 (CONTINUED)





                                                       WORLDWIDE GROWTH PORTFOLIO -
                                                         SERVICE SHARES                       U.S. Government Securities Portfolio
                                                      -------------------------------------  -------------------------------------
                                                         2000         1999        1998          2000        1999         1998
                                                         ----         ----        ----          ----        ----         ----
INVESTMENT INCOME:
Dividends ..........................................   $    4,445   $       -   $        -   $  132,138  $       268  $   250,408
                                                      ------------ ----------- ------------  ----------- ------------ ------------

EXPENSES:
Insurance charges ..................................          533           -            -       18,917       24,227       14,906
Administrative charges .............................           55           -            -        2,178        2,844        1,708
                                                      ------------ ----------- ------------  ----------- ------------ ------------
   Net investment income (loss) ....................        3,857           -            -      111,043      (26,803)     233,794
                                                      ------------ ----------- ------------  ----------- ------------ ------------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
  Proceeds from investments sold ...................       18,126           -            -      672,984    1,013,561      311,524
  Cost of investments sold .........................       20,572           -            -      702,411    1,066,899      281,520
                                                      ------------ ----------- ------------  ----------- ------------ ------------

   Net realized gain (loss) ........................       (2,446)          -            -      (29,427)     (53,338)      30,004
                                                      ------------ ----------- ------------  ----------- ------------ ------------

Change in unrealized gain (loss) on investments:
 Unrealized gain (loss) beginning of year ..........            -           -            -     (133,644)     (55,253)      46,013
 Unrealized gain (loss) end of year ................      (34,207)          -            -       93,690     (133,644)     (55,253)
                                                      ------------ ----------- ------------  ----------- ------------ ------------

   Net change in unrealized gain (loss) for the year      (34,207)          -            -      227,334      (78,391)    (101,266)
                                                      ------------ ----------- ------------  ----------- ------------ ------------

Net increase (decrease) in net assets
   resulting from operations .......................      (32,796)          -            -      308,950     (158,532)     162,532
                                                      ------------ ----------- ------------  ----------- ------------ ------------




UNIT TRANSACTIONS:
Participant premium payments .......................       22,499           -            -      163,751      268,091      488,039
Participant transfers from other Travelers accounts       233,216           -            -      148,336      188,129    1,294,349
Contract surrenders ................................      (10,054)          -            -     (157,436)    (191,052)    (145,232)
Participant transfers to other Travelers accounts ..       (8,320)          -            -     (138,139)    (849,466)    (224,377)
Other payments to participants .....................            -           -            -            -            -            -
                                                      ------------ ----------- ------------  ----------- ------------ ------------

 Net increase (decrease) in net assets
   resulting from unit transactions ................      237,341           -            -       16,512     (584,298)   1,412,779
                                                      ------------ ----------- ------------  ----------- ------------ ------------

   Net increase (decrease) in net assets ...........      204,545           -            -      325,462     (742,830)   1,575,311




NET ASSETS:
 Beginning of year .................................            -           -            -    2,358,164    3,100,994    1,525,683
                                                      ------------ ----------- ------------  ----------- ------------ ------------

 End of year .......................................   $  204,545   $       -   $        -   $2,683,626  $ 2,358,164  $ 3,100,994
                                                      ============ =========== ============  =========== ============ ============


                                         ZERO COUPON BOND FUND PORTFOLIO SERIES  ZERO COUPON BOND FUND PORTFOLIO SERIES
    UTILITIES PORTFOLIO                                1998                                      2000
---------------------------------------  -------------------------------------   ---------------------------------------
    2000          1999         1998         2000        1999         1998            2000         1999        1998
    ----          ----         ----         ----        ----         ----            ----         ----        ----

 $     9,418    $   35,271   $  12,250    $       -   $        -  $   63,083      $  165,760   $        -  $     68,351
 ------------  ------------ -----------  ----------- ------------ -----------    ------------  ----------  ------------


       2,767         3,065       1,659            -            -       6,692           8,364        7,721         7,338
         195           217          87            -            -          10             115           56            44
 ------------  ------------ -----------  ----------- ------------ -----------    ------------  ----------  ------------
       6,456        31,989      10,504            -            -      56,381         157,281       (7,777)       60,969
 ------------  ------------ -----------  ----------- ------------ -----------    ------------ -----------  ------------




     197,072        48,491      34,296            -            -   1,186,548       1,524,520       16,786        34,245
     177,419        43,356      27,593            -            -   1,186,192       1,540,958       16,144        33,205
 ------------  ------------ -----------  ----------- ------------ -----------    ------------ -----------  ------------

      19,653         5,135       6,703            -            -         356         (16,438)         642         1,040
 ------------  ------------ -----------  ----------- ------------ -----------    ------------ -----------  ------------


      18,023        55,396      30,111            -            -       2,394          67,573       26,688         7,987
      76,548        18,023      55,396            -            -           -               -       67,573        26,688
 ------------  ------------ -----------  ----------- ------------ -----------    ------------ -----------  ------------

      58,525       (37,373)     25,285            -            -      (2,394)        (67,573)      40,885        18,701
 ------------  ------------ -----------  ----------- ------------ -----------    ------------ -----------  ------------


      84,634          (249)     42,492            -            -      54,343          73,270       33,750        80,710
 ------------  ------------ -----------  ----------- ------------ -----------    ------------ -----------  ------------





      45,063        54,978      59,758            -            -         342          30,769       24,454         4,538
      53,456       131,622      98,449            -            -           -          95,947       22,805        26,367
     (67,681)      (30,314)    (31,913)           -            -  (1,170,656)     (1,324,041)     (10,574)       (5,944)
    (136,806)      (28,197)    (13,516)           -            -      (9,182)       (193,406)         (98)      (21,675)
           -          (863)          -            -            -           -               -            -             -
 ------------  ------------ -----------  ----------- ------------ -----------    ------------ -----------  ------------


    (105,968)      127,226     112,778            -            -  (1,179,496)     (1,390,731)      36,587         3,286
 ------------  ------------ -----------  ----------- ------------ -----------    ------------ -----------  ------------
     (21,334)      126,977     155,270            -            -  (1,125,153)     (1,317,461)      70,337        83,996





     460,489       333,512     178,242            -            -   1,125,153       1,317,461    1,247,124     1,163,128
 ------------  ------------ -----------  ----------- ------------ -----------    ------------ -----------  ------------

 $   439,155    $  460,489   $ 333,512    $       -   $        -  $        -      $        -  $ 1,317,461  $  1,247,124
 ============  ============ ===========  =========== ============ ===========    ============ ===========  ============

6.  SCHEDULE OF FUND UL OPERATIONS AND CHANGES IN NET ASSETS
    FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998 (CONTINUED)







                                                      ZERO COUPON BOND FUND PORTFOLIO SERIES         AIM CAPITAL APPRECIATION
                                                                       2005                                  PORTFOLIO
                                                      -------------------------------------  -------------------------------------
                                                         2000         1999        1998          2000        1999         1998
                                                         ----         ----        ----          ----        ----         ----
INVESTMENT INCOME:
Dividends ..........................................     $ 76,068  $        -  $    74,703   $    91,908  $         -  $     1,994
                                                      ------------ ----------- ------------  ----------- ------------ ------------

EXPENSES:
Insurance charges ..................................        9,896       9,560        8,639        30,727       16,919       11,508
Administrative charges .............................          256         215          142         3,470        1,936        1,313
                                                      ------------ ----------- ------------  ----------- ------------ ------------
   Net investment income (loss) ....................       65,916      (9,775)      65,922        57,711      (18,855)     (10,827)
                                                      ------------ ----------- ------------  ----------- ------------ ------------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
 Proceeds from investments sold ....................       52,211     195,466       95,551       360,813      207,909      262,115
 Cost of investments sold ..........................       49,216     185,010       88,033       245,322      167,443      203,919
                                                      ------------ ----------- ------------  ----------- ------------ ------------

   Net realized gain (loss) ........................        2,995      10,456        7,518       115,491       40,466       58,196
                                                      ------------ ----------- ------------  ----------- ------------ ------------

Change in unrealized gain (loss) on investments:
 Unrealized gain (loss) beginning of year ..........       42,477     138,833       60,360     1,170,353      292,791       93,128
 Unrealized gain (loss) end of year ................      173,566      42,477      138,833       460,255    1,170,353      292,791
                                                      ------------ ----------- ------------  ----------- ------------ ------------

   Net change in unrealized gain (loss) for the year      131,089     (96,356)      78,473      (710,098)     877,562      199,663
                                                      ------------ ----------- ------------  ----------- ------------ ------------

Net increase (decrease) in net assets
   resulting from operations .......................      200,000     (95,675)     151,913      (536,896)     899,173      247,032
                                                      ------------ ----------- ------------  ----------- ------------ ------------




UNIT TRANSACTIONS:
Participant premium payments .......................       33,571      32,216       63,688       762,103      416,419      510,445
Participant transfers from other Travelers accounts       108,510      96,144      114,346       865,725      268,208      216,820
Contract surrenders ................................      (27,583)    (87,776)     (10,152)     (319,184)    (200,427)    (179,247)
Participant transfers to other Traveler accounts ...      (21,409)    (61,806)     (80,311)     (173,368)     (51,335)     (99,943)
Other payments to participants .....................            -           -            -             -            -      (54,459)
                                                      ------------ ----------- ------------  ----------- ------------ ------------

Net increase (decrease) in net assets
   resulting from unit transactions ................       93,089     (21,222)      87,571     1,135,276      432,865      393,616
                                                      ------------ ----------- ------------  ----------- ------------ ------------

   Net increase (decrease) in net assets ...........      293,089    (116,897)     239,484       598,380    1,332,038      640,648



NET ASSETS:
 Beginning of year .................................    1,458,623   1,575,520    1,336,036     3,212,397    1,880,359    1,239,711
                                                      ------------ ----------- ------------  ----------- ------------ ------------

 End of year .......................................  $ 1,751,712  $1,458,623  $ 1,575,520   $ 3,810,777  $ 3,212,397  $ 1,880,359
                                                      ============ =========== ============  =========== ============ ============



       ALLIANCE GROWTH PORTFOLIO               MFS TOTAL RETURN PORTFOLIO       PUTNAM DIVERSIFIED INCOME PORTFOLIO
--------------------------------------- -------------------------------------  -------------------------------------
    2000         1999         1998         2000         1999         1998         2000         1999         1998
    ----         ----         ----         ----         ----         ----         ----         ----         ----

$    595,170  $   316,357  $   208,151  $   118,031  $   150,268  $   59,754   $         -  $         -  $        -
------------- ------------ ------------ ------------ ------------ -----------  ------------ ------------ -----------


      60,881       43,895       26,480       15,657       15,556      10,341             3            -           -
       7,009        5,015        2,973        1,785        1,687       1,097             -            -           -
------------- ------------ ------------ ------------ ------------ -----------  ------------ ------------ -----------
     527,280      267,447      178,698      100,589      133,025      48,316            (3)           -           -
------------- ------------ ------------ ------------ ------------ -----------  ------------ ------------ -----------




   1,097,409      470,676      420,518      690,008      287,627     199,816           184            -           -
     911,972      345,251      269,565      687,244      276,420     151,321           187            -           -
------------- ------------ ------------ ------------ ------------ -----------  ------------ ------------ -----------

     185,437      125,425      150,953        2,764       11,207      48,495            (3)           -           -
------------- ------------ ------------ ------------ ------------ -----------  ------------ ------------ -----------


   2,402,120    1,125,311      554,376       40,216      150,664     115,974             -            -           -
      61,669    2,402,120    1,125,311      226,703       40,216     150,664            (9)           -           -
------------- ------------ ------------ ------------ ------------ -----------  ------------ ------------ -----------

  (2,340,451)   1,276,809      570,935      186,487     (110,448)     34,690            (9)           -           -
------------- ------------ ------------ ------------ ------------ -----------  ------------ ------------ -----------


  (1,627,734)   1,669,681      900,586      289,840       33,784     131,501           (15)           -           -
------------- ------------ ------------ ------------ ------------ -----------  ------------ ------------ -----------





   1,758,624    1,014,363      795,707      255,187      349,714     422,994           169            -           -
   1,304,557      840,746    1,026,827      226,037      211,825     597,781           802            -           -
  (1,073,900)    (396,145)    (471,438)    (171,064)    (106,368)   (134,335)         (193)           -           -
    (266,133)    (409,846)    (145,042)    (403,724)    (229,586)    (28,238)            -            -           -
      (1,337)      (5,028)           -            -            -           -             -            -           -
------------- ------------ ------------ ------------ ------------ -----------  ------------ ------------ -----------


   1,721,811    1,044,090    1,206,054      (93,564)     225,585     858,202           778            -           -
------------- ------------ ------------ ------------ ------------ -----------  ------------ ------------ -----------
      94,077    2,713,771    2,106,640      196,276      259,369     989,703           763            -           -





   7,334,497    4,620,726    2,514,086    2,109,221    1,849,852     860,149             -            -           -
------------- ------------ ------------ ------------ ------------ -----------  ------------ ------------ -----------

$  7,428,574  $ 7,334,497  $ 4,620,726  $ 2,305,497  $ 2,109,221  $1,849,852   $       763  $         -   $       -
============= ============ ============ ============ ============ ===========  ============ ============= ==========

6.  SCHEDULE OF FUND UL OPERATIONS AND CHANGES IN NET ASSETS
    FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998 (CONTINUED)





                                                                                               SMITH BARNEY LARGE CAPITALIZATION
                                                       SMITH BARNEY HIGH INCOME PORTFOLIO               GROWTH PORTFOLIO
                                                      -------------------------------------  -------------------------------------
                                                         2000         1999        1998          2000        1999         1998
                                                         ----         ----        ----          ----        ----         ----
INVESTMENT INCOME:
Dividends ..........................................  $    43,764  $   57,482  $    47,805   $        4  $         -  $         -
                                                      ------------ ----------- ------------  ----------- ------------ ------------

EXPENSES:
Insurance charges ..................................        3,753       6,462        5,337          158            -            -
Administrative charges .............................          453         781          646           20            -            -
                                                      ------------ ----------- ------------  ----------- ------------ ------------
   Net investment income (loss) ....................       39,558      50,239       41,822         (174)           -            -
                                                      ------------ ----------- ------------  ----------- ------------ ------------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
 Proceeds from investments sold ....................      431,746     178,470       52,415        4,342            -            -
 Cost of investments sold ..........................      468,304     193,299       49,894        4,631            -            -
                                                      ------------ ----------- ------------  ----------- ------------ ------------

   Net realized gain (loss) ........................      (36,558)    (14,829)       2,521         (289)           -            -
                                                      ------------ ----------- ------------  ----------- ------------ ------------

Change in unrealized gain (loss) on investments:
 Unrealized gain (loss) beginning of year ..........      (58,623)    (37,007)      17,011            -            -            -
 Unrealized gain (loss) end of year ................     (106,532)    (58,623)     (37,007)      (5,617)           -            -
                                                      ------------ ----------- ------------  ----------- ------------ ------------

   Net change in unrealized gain (loss) for the year      (47,909)    (21,616)     (54,018)      (5,617)           -            -
                                                      ------------ ----------- ------------  ----------- ------------ ------------

Net increase (decrease) in net assets
   resulting from operations .......................      (44,909)     13,794       (9,675)      (6,080)           -            -
                                                      ------------ ----------- ------------  ----------- ------------ ------------




UNIT TRANSACTIONS:
Participant premium payments .......................       93,734      94,467      271,273        8,365            -            -
Participant transfers from other Travelers accounts        60,274     105,702       93,719       94,962            -            -
Contract surrenders ................................     (430,357)    (49,330)     (37,279)      (3,976)           -            -
Participant transfers to other Travelers accounts ..      (25,320)   (138,279)     (14,923)      (3,268)           -            -
Other payments to participants .....................            -           -            -            -            -            -
                                                      ------------ ----------- ------------  ----------- ------------ ------------

  Net increase (decrease) in net assets
   resulting from unit transactions ................     (301,669)     12,560      312,790       96,083            -            -
                                                      ------------ ----------- ------------  ----------- ------------ ------------

   Net increase (decrease) in net assets ...........     (346,578)     26,354      303,115       90,003            -            -




NET ASSETS:
 Beginning of year .................................      815,793     789,439      486,324            -            -            -
                                                      ------------ ----------- ------------  ----------- ------------ ------------

 End of year .......................................  $   469,215  $  815,793  $   789,439   $   90,003  $         -  $         -
                                                      ============ =========== ============  =========== ============ ============



SMITH BARNEY LARGE CAP VALUE PORTFOLIO       EQUITY-INCOME PORTFOLIO - INITIAL CLASS      GROWTH PORTFOLIO - INITIAL CLASS
---------------------------------------      ---------------------------------------   -------------------------------------
    2000         1999         1998               2000         1999         1998           2000         1999         1998
    ----         ----         ----               ----         ----         ----           ----         ----         ----

$     52,209  $    82,453  $    30,988        $    880,247 $    472,928 $   519,007     $ 2,143,420  $ 1,449,423 $ 1,383,745
------------- ------------ ------------       ------------ ------------ -----------    ------------ ------------ -----------


      11,294       14,788        6,869              71,114       77,319      61,249         146,064      102,726      74,825
       1,296        1,763          806               5,444        5,724       4,053          11,199        7,034       4,553
------------- ------------ ------------       ------------ ------------ -----------    ------------ ------------ -----------
      39,619       65,902       23,313             803,689      389,885     453,705       1,986,157    1,339,663   1,304,367
------------- ------------ ------------       ------------ ------------ -----------    ------------ ------------ -----------




     999,016    1,165,430      117,248           2,290,488    1,502,723   1,027,285       2,213,349    1,582,444   2,882,351
   1,023,087    1,227,403       85,342           2,297,478    1,293,047     773,339       1,675,299    1,179,040   2,088,775
------------- ------------ ------------       ------------ ------------ -----------    ------------ ------------ -----------

     (24,071)     (61,973)      31,906              (6,990)     209,676     253,946         538,050      403,404     793,576
------------- ------------ ------------       ------------ ------------ -----------    ------------ ------------ -----------


     (70,093)      96,699       80,809           1,415,727    1,524,296   1,324,425       6,357,580    3,278,485   1,692,557
      94,557      (70,093)      96,699           1,237,832    1,415,727   1,524,296       1,375,151    6,357,580   3,278,485
------------- ------------ ------------       ------------ ------------ -----------    ------------ ------------ -----------

     164,650     (166,792)      15,890            (177,895)    (108,569)    199,871      (4,982,429)   3,079,095   1,585,928
------------- ------------ ------------       ------------ ------------ -----------    ------------ ------------ -----------


     180,198     (162,863)      71,109             618,804      490,992     907,522      (2,458,222)   4,822,162   3,683,871
------------- ------------ ------------       ------------ ------------ -----------    ------------ ------------ -----------





     301,244      417,490      197,772           1,346,994    1,662,705   1,821,387       2,208,040    2,016,287   2,688,152
     167,309    1,290,167      208,276             549,316    1,509,824     782,438       1,942,978    2,428,944     577,474
    (217,730)    (145,106)    (123,446)         (1,333,650)  (1,071,048) (1,111,405)     (1,811,286)  (1,572,248) (1,397,298)
    (134,966)  (1,106,250)     (49,428)         (1,496,131)  (1,349,462)   (466,177)       (822,246)    (952,751) (2,484,960)
           -            -            -              (1,507)     (10,330)   (125,412)         (1,802)     (35,273)    (59,946)
------------- ------------ ------------       ------------ ------------ -----------    ------------ ------------ -----------


     115,857      456,301      233,174            (934,978)     741,689     900,831       1,515,684    1,884,959    (676,578)
------------- ------------ ------------       ------------ ------------ -----------    ------------ ------------ -----------
     296,055      293,438      304,283            (316,174)   1,232,681   1,808,353        (942,538)   6,707,121   3,007,293





   1,329,846    1,036,408      732,125          11,002,469    9,769,788   7,961,435      19,376,185   12,669,064   9,661,771
------------- ------------ ------------       ------------ ------------ -----------    ------------ ------------ -----------

$  1,625,901  $ 1,329,846  $ 1,036,408        $ 10,686,295 $ 11,002,469 $ 9,769,788    $ 18,433,647 $ 19,376,185 $ 12,669,06
============= ============ ============       ============ ============ ===========    ============ ============ ===========

6. SCHEDULE OF FUND UL OPERATIONS AND CHANGES IN NET ASSETS
   FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998 (CONTINUED)

                                                                       HIGH INCOME PORTFOLIO -
                                                                            INITIAL CLASS
                                                               ----------------------------------------
                                                                   2000          1999          1998
                                                                   ----          ----          ----
INVESTMENT INCOME:
Dividends ...................................................  $   226,570   $   368,897   $   403,352
                                                               ------------  ------------  ------------

EXPENSES:
Insurance charges ...........................................       20,900        27,163        27,571
Administrative charges ......................................        1,638         2,278         2,305
                                                               ------------  ------------  ------------
       Net investment income (loss) .........................      204,032       339,456       373,476
                                                               ------------  ------------  ------------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
    Proceeds from investments sold ..........................      862,918     1,116,548     2,208,102
    Cost of investments sold ................................    1,027,650     1,193,024     2,203,983
                                                               ------------  ------------  ------------

       Net realized gain (loss) .............................     (164,732)      (76,476)        4,119
                                                               ------------  ------------  ------------

Change in unrealized gain (loss) on investments:
    Unrealized gain (loss) beginning of year ................     (205,819)     (224,114)      370,469
    Unrealized gain (loss) end of year ......................     (948,690)     (205,819)     (224,114)
                                                               ------------  ------------  ------------

        Net change in unrealized gain (loss) for the year ...     (742,871)       18,295      (594,583)
                                                               ------------  ------------  ------------

Net increase (decrease) in net assets
        resulting from operations ...........................     (703,571)      281,275      (216,988)
                                                               ------------  ------------  ------------




UNIT TRANSACTIONS:
Participant premium payments ................................      457,515       495,575       856,339
Participant transfers from other Travelers accounts .........      109,683       135,586     2,321,318
Contract surrenders .........................................     (428,879)     (315,040)     (391,089)
Participant transfers to other Travelers accounts ...........     (670,573)   (1,045,396)   (2,081,017)
Other payments to participants ..............................            -             -             -
                                                               ------------  ------------  ------------

    Net increase (decrease) in net assets
        resulting from unit transactions ....................     (532,254)     (729,275)      705,551
                                                               ------------  ------------  ------------

        Net increase (decrease) in net assets ...............   (1,235,825)     (448,000)      488,563




NET ASSETS:
    Beginning of year .......................................    3,463,127     3,911,127     3,422,564
                                                               ------------  ------------  ------------

    End of year .............................................  $ 2,227,302   $ 3,463,127   $ 3,911,127
                                                               ============  ============  ============

                                                                     ASSET MANAGER PORTFOLIO -
                                                                           INITIAL CLASS
                                                               -------------------------------------
                                                                  2000         1999         1998
                                                                  ----         ----         ----
INVESTMENT INCOME:
Dividends ...................................................  $  578,069   $  408,334   $  555,132
                                                               -----------  -----------  -----------

EXPENSES:
Insurance charges ...........................................      33,894       35,275       31,590
Administrative charges ......................................       1,217        1,315          953
                                                               -----------  -----------  -----------
       Net investment income (loss) .........................     542,958      371,744      522,589
                                                               -----------  -----------  -----------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
    Proceeds from investments sold ..........................     726,004    1,064,819      673,448
    Cost of investments sold ................................     696,471      959,958      558,510
                                                               -----------  -----------  -----------

       Net realized gain (loss) .............................      29,533      104,861      114,938
                                                               -----------  -----------  -----------

Change in unrealized gain (loss) on investments:
    Unrealized gain (loss) beginning of year ................     799,474      737,449      714,532
    Unrealized gain (loss) end of year ......................      (7,431)     799,474      737,449
                                                               -----------  -----------  -----------

        Net change in unrealized gain (loss) for the year ...    (806,905)      62,025       22,917
                                                               -----------  -----------  -----------

Net increase (decrease) in net assets
        resulting from operations ...........................    (234,414)     538,630      660,444
                                                               -----------  -----------  -----------




UNIT TRANSACTIONS:
Participant premium payments ................................     534,593      677,119      867,895
Participant transfers from other Travelers accounts .........      71,029      110,106      394,346
Contract surrenders .........................................    (567,101)    (756,021)    (372,107)
Participant transfers to other Travelers accounts ...........    (416,689)    (599,200)    (423,123)
Other payments to participants ..............................      (4,812)         (61)        (841)
                                                               -----------  -----------  -----------

    Net increase (decrease) in net assets
        resulting from unit transactions ....................    (382,980)    (568,057)     466,170
                                                               -----------  -----------  -----------

        Net increase (decrease) in net assets ...............    (617,394)     (29,427)   1,126,614




NET ASSETS:
    Beginning of year .......................................   5,483,125    5,512,552    4,385,938
                                                               -----------  -----------  -----------

    End of year .............................................  $4,865,731   $5,483,125   $5,512,552
                                                               ===========  ===========  ===========

                      COMBINED
 --------------------------------------------------
      2000               1999              1998
      ----               ----              ----
 $ 10,462,575       $  5,860,336      $  5,453,417
 -------------      -------------     -------------


      867,160            707,393           530,563
       72,301             56,164            38,285
 -------------      -------------     -------------
    9,523,114          5,096,779         4,884,569
 -------------      -------------     -------------




   27,138,319         21,933,684        20,652,837
   25,793,748         19,227,722        18,056,633
 -------------      -------------     -------------

    1,344,571          2,705,962         2,596,204
 -------------      -------------     -------------


   26,205,612         13,494,916         8,096,664
    6,306,673         26,205,612        13,494,916
 -------------      -------------     -------------

  (19,898,939)        12,710,696         5,398,252
 -------------      -------------     -------------


   (9,031,254)        20,513,437        12,879,025
 -------------      -------------     -------------





   23,140,642         20,657,234        22,622,231
   16,703,183         17,182,307        16,644,515
  (14,744,531)       (10,470,687)      (10,097,307)
  (17,206,558)       (18,399,253)      (17,682,682)
      (26,288)          (106,976)         (458,339)
 -------------      -------------     -------------


    7,866,448          8,862,625        11,028,418
 -------------      -------------     -------------

   (1,164,806)        29,376,062        23,907,443





  117,341,678         87,965,616        64,058,173
 -------------      -------------     -------------

 $116,176,872       $117,341,678      $ 87,965,616
 =============      =============     =============

7. SCHEDULE OF UNITS FOR FUND UL
   FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998


                                                         CAPITAL APPRECIATION FUND                HIGH YIELD BOND TRUST
                                                    -----------------------------------   --------------------------------------
                                                       2000          1999       1998         2000           1999         1998
                                                       ----          ----       ----         ----           ----         ----
Units beginning of year ........................    2,860,264    2,947,093   2,064,967        74,111        80,415       96,477
Units purchased and transferred from
    other Travelers accounts ...................    1,120,954      928,298   1,302,276         6,790        49,896       32,454
Units redeemed and transferred to
    other Travelers accounts ...................     (432,642)  (1,015,127)   (420,150)      (49,985)      (56,200)     (48,516)
                                                    ----------  -----------  ----------   -----------   -----------  -----------
Units end of year ..............................    3,548,576    2,860,264   2,947,093        30,916        74,111       80,415
                                                    ==========  ===========  ==========   ===========   ===========  ===========


                                                            MANAGED ASSETS TRUST                  MONEY MARKET PORTFOLIO
                                                    -----------------------------------   --------------------------------------
                                                       2000          1999       1998         2000           1999         1998
                                                       ----          ----       ----         ----           ----         ----
Units beginning of year ........................    1,003,809      811,671     754,052     4,734,641     1,869,424    2,176,965
Units purchased and transferred from
    other Travelers accounts ...................      850,776      340,535     280,545     4,354,627     6,112,593    5,259,108
Units redeemed and transferred to
    other Travelers accounts ...................     (215,514)    (148,397)   (222,926)   (5,882,723)   (3,247,376)  (5,566,649)
                                                    ----------  -----------  ----------   -----------   -----------  -----------
Units end of year ..............................    1,639,071    1,003,809     811,671     3,206,545     4,734,641    1,869,424
                                                    ==========  ===========  ==========   ===========   ===========  ===========


                                                              CORE EQUITY FUND                 EMERGING OPPORTUNITIES FUND
                                                    -----------------------------------   --------------------------------------
                                                       2000          1999       1998         2000           1999         1998
                                                       ----          ----       ----         ----           ----         ----
Units beginning of year ........................       31,434       30,336      29,927       182,999       191,574      197,206
Units purchased and transferred from
    other Travelers accounts ...................        3,055        3,053       4,410        23,164        33,112       40,292
Units redeemed and transferred to
    other Travelers accounts ...................       (1,916)      (1,955)     (4,001)      (21,835)      (41,687)     (45,924)
                                                    ----------  -----------  ----------   -----------   -----------  -----------
Units end of year ..............................       32,573       31,434      30,336       184,328       182,999      191,574
                                                    ==========  ===========  ==========   ===========   ===========  ===========


                                                        GLOBAL HIGH-YIELD BOND FUND            INTERMEDIATE-TERM BOND FUND
                                                    -----------------------------------   --------------------------------------
                                                       2000          1999       1998         2000           1999          1998
                                                       ----          ----       ----         ----           ----          ----
Units beginning of year ........................        2,662        2,703       2,753         1,732         1,415         1,145
Units purchased and transferred from
    other Travelers accounts ...................           79           64          78           379           389           349
Units redeemed and transferred to
    other Travelers accounts ...................         (115)        (105)       (128)          (72)          (72)          (79)
                                                    ----------  -----------  ----------   -----------   -----------   -----------
Units end of year ..............................        2,626        2,662       2,703         2,039         1,732         1,415
                                                    ==========  ===========  ==========   ===========   ===========   ===========

7.  SCHEDULE OF UNITS FOR UL
    FOR THE YEARS ENDED DECEMBER 31, 2000, 1999, 1998 (CONTINUED)

                                                         INTERNATIONAL EQUITY FUND                 LONG-TERM BOND FUND
                                                    -----------------------------------   --------------------------------------
                                                       2000          1999       1998         2000           1999          1998
                                                       ----          ----       ----         ----           ----          ----
Units beginning of year ........................        82,315     79,390        82,883       5,985          7,329        63,209
Units purchased and transferred from
    other Travelers accounts ...................        10,129     12,044        17,163         713            812           976
Units redeemed and transferred to
    other Travelers accounts ...................        (7,597)    (9,119)      (20,656)       (895)        (2,156)      (56,856)
                                                    ----------- ----------   -----------  ----------    -----------   -----------
Units end of year ..............................        84,847     82,315        79,390       5,803          5,985         7,329
                                                    =========== ==========   ===========  ==========    ===========   ===========

                                                         EAFE(R) EQUITY INDEX FUND                SMALL CAP INDEX FUND
                                                    -----------------------------------   --------------------------------------
                                                       2000          1999       1998         2000           1999          1998
                                                       ----          ----       ----         ----           ----          ----
Units beginning of year ........................         5,249          -            -        5,618              -             -
Units purchased and transferred from
    other Travelers accounts ...................       161,887      5,371            -      141,205          6,057             -
Units redeemed and transferred to
    other Travelers accounts ...................       (28,613)      (122)           -      (35,109)          (439)            -
                                                    ----------- ----------   -----------  ----------    -----------   -----------
Units end of year ..............................       138,523      5,249            -      111,714          5,618             -
                                                    =========== ==========   ===========  ==========    ===========   ===========


                                                                                                 TEMPLETON ASSET STRATEGY
                                                          DREYFUS STOCK INDEX FUND                    FUND - CLASS I
                                                    -----------------------------------   --------------------------------------
                                                       2000          1999       1998         2000           1999          1998
                                                       ----          ----       ----         ----           ----          ----
Units beginning of year ........................     2,964,750  2,207,470     1,521,389   2,371,081      2,686,853     2,549,205
Units purchased and transferred from
    other Travelers accounts ...................     1,411,166  1,283,679     1,449,234     348,360        478,138       599,350
Units redeemed and transferred to
    other Travelers accounts ...................      (680,087)  (526,399)     (763,153)   (366,953)      (793,910)     (461,702)
                                                    ----------- ----------   -----------  ----------    -----------   -----------
Units end of year ..............................     3,695,829  2,964,750     2,207,470   2,352,488      2,371,081     2,686,853
                                                    =========== ==========   ===========  ==========    ===========   ===========


                                                          TEMPLETON GLOBAL INCOME              TEMPLETON GROWTH SECURITIES
                                                         SECURITIES FUND - CLASS I                    FUND - CLASS I
                                                    -----------------------------------   --------------------------------------
                                                       2000          1999       1998         2000           1999          1998
                                                       ----          ----       ----         ----           ----          ----
Units beginning of year ........................       525,605    526,893       411,910   4,696,004      5,118,661     4,415,842
Units purchased and transferred from
    other Travelers accounts ...................        94,878    120,426       201,540     824,389        974,763     2,139,769
Units redeemed and transferred to
    other Travelers accounts ...................      (204,664)  (121,714)      (86,557)   (939,069)    (1,397,420)   (1,436,950)
                                                    ----------- ----------   -----------  ----------    -----------   -----------
Units end of year ..............................       415,819    525,605       526,893   4,581,324      4,696,004     5,118,661
                                                    =========== ==========   ===========  ==========    ===========   ===========

6. SCHEDULE OF UNITS FOR FUND UL
   FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998 (CONTINUED)

                                                       EQUITY INDEX PORTFOLIO - CLASS
                                                                I SHARES                         TOTAL RETURN PORTFOLIO
                                                    -----------------------------------   --------------------------------------
                                                       2000          1999       1998         2000           1999          1998
                                                       ----          ----       ----         ----           ----          ----
Units beginning of year ........................         5,277          -            -      699,620       677,132        521,673
Units purchased and transferred from
    other Travelers accounts ...................       144,247      5,496            -      166,289       150,912        236,730
Units redeemed and transferred to
    other Travelers accounts ...................       (23,025)      (219)           -      (51,003)     (128,424)       (81,271)
                                                    ----------- ----------   -----------  ----------    -----------   -----------
Units end of year ..............................       126,499      5,277            -      814,906       699,620        677,132
                                                    =========== ==========   ===========  ==========    ===========   ===========


                                                       AGGRESSIVE GROWTH PORTFOLIO -          GLOBAL TECHNOLOGY PORTFOLIO -
                                                              SERVICE SHARES                         SERVICE SHARES
                                                    -----------------------------------   --------------------------------------
                                                       2000          1999       1998         2000           1999          1998
                                                       ----          ----       ----         ----           ----          ----
Units beginning of year ........................             -          -            -            -             -              -
Units purchased and transferred from
    other Travelers accounts ...................       223,117          -            -       75,111             -              -
Units redeemed and transferred to
    other Travelers accounts ...................       (21,785)         -            -       (1,875)            -              -
                                                    ----------- ----------   -----------  ----------    -----------   -----------
Units end of year ..............................       201,332          -            -       73,236             -              -
                                                    =========== ==========   ===========  ==========    ===========   ===========


                                                       WORLDWIDE GROWTH PORTFOLIO -
                                                             SERVICE SHARES                U.S. GOVERNMENT SECURITIES PORTFOLIO
                                                    -----------------------------------   --------------------------------------
                                                       2000          1999       1998         2000           1999          1998
                                                       ----          ----       ----         ----           ----          ----
Units beginning of year ........................             -          -            -    1,758,772     2,198,008      1,181,099
Units purchased and transferred from
    other Travelers accounts ...................       276,902          -            -      217,930       332,517      1,290,041
Units redeemed and transferred to
    other Travelers accounts ...................       (21,520)         -            -     (212,641)     (771,753)      (273,132)
                                                    ----------- ----------   -----------  ----------    -----------   -----------
Units end of year ..............................       255,382          -            -    1,764,061     1,758,772      2,198,008
                                                    =========== ==========   ===========  ==========    ===========   ===========


                                                                                              ZERO COUPON BOND FUND PORTFOLIO
                                                            UTILITIES PORTFOLIO                        SERIES 1998
                                                    -----------------------------------   ---------------------------------------
                                                       2000          1999       1998         2000           1999          1998
                                                       ----          ----       ----         ----           ----          ----
Units beginning of year ........................       234,118    167,846       105,266           -             -      1,008,353
Units purchased and transferred from
    other Travelers accounts ...................        43,810     95,688        88,338           -             -            306
Units redeemed and transferred to
    other Travelers accounts ...................       (97,008)   (29,416)      (25,758)          -             -     (1,008,659)
                                                    ----------- ----------   -----------  ----------    -----------   -----------
Units end of year ..............................       180,920    234,118       167,846           -             -              -
                                                    =========== ==========   ===========  ==========    ===========   ===========

7.  SCHEDULE OF UNITS FOR FUND UL
    FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998 (CONTINUED)


                                                           ZERO COUPON FUND PORTFOLIO          ZERO COUPON BOND FUND PORTFOLIO
                                                                 SERIES 2000                           SERIES 2005
                                                    -----------------------------------   ----------------------------------------
                                                       2000          1999       1998         2000           1999          1998
                                                       ----          ----       ----         ----           ----          ----
Units beginning of year ........................     1,071,285  1,040,957     1,038,056     1,195,885     1,213,663     1,147,679
Units purchased and transferred from
    other Travelers accounts ...................       102,163     39,191        27,282       110,244       102,310       141,687
Units redeemed and transferred to
    other Travelers accounts ...................    (1,173,448)    (8,863)      (24,381)      (38,847)     (120,088)      (75,703)
                                                    ----------- ----------   -----------  ------------  ------------  ------------
Units end of year ..............................             -  1,071,285     1,040,957     1,267,282     1,195,885     1,213,663
                                                    =========== ==========   ===========  ============  ============  ============



                                                     AIM CAPITAL APPRECIATION PORTFOLIO         ALLIANCE GROWTH PORTFOLIO
                                                    -----------------------------------   ----------------------------------------
                                                       2000          1999       1998         2000           1999          1998
                                                       ----          ----       ----         ----           ----          ----
Units beginning of year ........................     1,653,568  1,371,702     1,053,016     2,557,775     2,112,618     1,469,867
Units purchased and transferred from
    other Travelers accounts ...................       793,684    452,453       587,375     1,136,435       777,779       969,293
Units redeemed and transferred to
    other Travelers accounts ...................      (239,731)  (170,587)     (268,689)     (497,599)     (332,622)     (326,542)
                                                    ----------- ----------   -----------  ------------  ------------  ------------
Units end of year ..............................     2,207,521  1,653,568     1,371,702     3,196,611     2,557,775     2,112,618
                                                    =========== ==========   ===========  ============  ============  ============


                                                       MFS TOTAL RETURN PORTFOLIO           PUTNAM DIVERSIFIED INCOME PORTFOLIO
                                                    -----------------------------------   ---------------------------------------
                                                       2000          1999       1998         2000           1999          1998
                                                       ----          ----       ----         ----           ----          ----
Units beginning of year ........................     1,263,012  1,127,421       580,164             -             -             -
Units purchased and transferred from
    other Travelers accounts ...................       275,882    337,308       651,137           959             -             -
Units redeemed and transferred to
    other Travelers accounts ...................      (343,497)  (201,717)     (103,880)         (194)            -             -
                                                    ----------- ----------   -----------  ------------  -----------   -----------
Units end of year ..............................     1,195,397  1,263,012     1,127,421           765             -             -
                                                    =========== ==========   ===========  ============  ===========   ===========

                                                                                          SMITH BARNEY LARGE CAPITALIZATION GROWTH
                                                    SMITH BARNEY HIGH INCOME PORTFOLIO                   PORTFOLIO
                                                    -----------------------------------   ---------------------------------------

                                                       2000          1999       1998         2000           1999          1998
                                                       ----          ----       ----         ----           ----          ----
Units beginning of year ........................       641,249    630,959       386,886             -             -             -
Units purchased and transferred from
    other Travelers accounts ...................       125,087    158,530       285,317       111,234             -             -
Units redeemed and transferred to
    other Travelers accounts ...................      (361,696)  (148,240)      (41,244)       (8,082)            -             -
                                                    ----------- ----------   -----------  ------------  -----------   -----------
Units end of year ..............................       404,640    641,249       630,959       103,152             -             -
                                                    =========== ==========   ===========  ============  ===========   ===========

7.  SCHEDULE OF UNITS FOR FUND UL
    FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998 (CONTINUED)

                                                  SMITH BARNEY LARGE CAP VALUE PORTFOLIO   EQUITY-INCOME PORTFOLIO INITIAL CLASS
                                                  --------------------------------------  ----------------------------------------
                                                       2000          1999       1998         2000           1999          1998
                                                       ----          ----       ----         ----           ----          ----
Units beginning of year ........................       774,091    598,565       460,366     4,769,302     4,467,025     4,031,218
Units purchased and transferred from
    other Travelers accounts ...................       267,858    908,608       241,488       833,006     1,359,251     1,251,314
Units redeemed and transferred to
    other Travelers accounts ...................      (198,117)  (733,082)     (103,289)   (1,295,230)   (1,056,974)     (815,507)
                                                    ----------- ----------   -----------  ------------  ------------  ------------
Units end of year ..............................       843,832    774,091       598,565     4,307,078     4,769,302     4,467,025
                                                    =========== ==========   ===========  ============  ============  ============



                                                     GROWTH PORTFOLIO - INITIAL CLASS      HIGH INCOME PORTFOLIO - INITIAL CLASS
                                                    -----------------------------------   ----------------------------------------
                                                       2000          1999       1998         2000           1999          1998
                                                       ----          ----       ----         ----           ----          ----
Units beginning of year ........................     5,601,229  4,992,277     5,270,282     2,252,601     2,731,506     2,267,970
Units purchased and transferred from
    other Travelers accounts ...................     1,194,897  1,493,625     1,562,195       398,871       417,814     2,120,094
Units redeemed and transferred to
    other Travelers accounts ...................      (760,393)  (884,673)   (1,840,200)     (769,728)     (896,719)   (1,656,558)
                                                    ----------- ----------   -----------  ------------  ------------  ------------
Units end of year ..............................     6,035,733  5,601,229     4,992,277     1,881,744     2,252,601     2,731,506
                                                    =========== ==========   ===========  ============  ============  ============


                                                            ASSET MANAGER PORTFOLIO -
                                                                 INITIAL CLASS                          COMBINED
                                                    -----------------------------------   ----------------------------------------
                                                       2000          1999       1998         2000           1999          1998
                                                       ----          ----       ----         ----           ----          ----
Units beginning of year ........................     2,983,502  3,309,553     3,007,464    47,009,545    43,200,459    37,897,289
Units purchased and transferred from
    other Travelers accounts ...................       334,802    460,341       820,299    16,185,079    17,441,053    21,600,440
Units redeemed and transferred to
    other Travelers accounts ...................      (543,885)  (786,392)     (518,210)  (15,527,093)  (13,631,967)  (16,297,270)
                                                    ----------- ----------   -----------  ------------  ------------  ------------
Units end of year ..............................     2,774,419  2,983,502     3,309,553    47,667,531    47,009,545    43,200,459
                                                    =========== ==========   ===========  ============  ============  ============

                         INDEPENDENT AUDITORS' REPORT



The Board of Directors of The Travelers Insurance Company and Owners of Variable Life Insurance Contracts of The Travelers Fund UL for Variable Life
Insurance:


We have audited the accompanying statement of assets and liabilities of The Travelers Fund UL for Variable Life Insurance (comprised of the sub-accounts listed in note 1) (collectively, "the Account") as of December 31, 2000, and the related statements of operations and changes in net assets for each of the years in the three-year period then ended. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of shares owned as of December 31, 2000, by correspondence with the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Account as of December 31, 2000, the results of its operations and changes in its net assets for each of the years in the three-year period then ended in conformity with accounting principles generally accepted in the United States of America.



                                 KPMG LLP


Hartford, Connecticut
February 15, 2001

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





























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





























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

                             Independent Auditors
                                   KPMG LLP
                            Hartford, Connecticut















This report is prepared for the general information of contract owners and is not an offer of units of The Travelers Fund UL for Variable Life Insurance or shares of Fund UL's underlying funds. It should not be used in connection with any offer except in conjunction with the Prospectus for The Travelers Fund UL product(s) for Variable Life Insurance offered by The Travelers Insurance Company and the Prospectuses for the underlying funds, which collectively contain all pertinent information, including the applicable sales commissions.

                          INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholder
The Travelers Insurance Company:

We have audited the accompanying consolidated balance sheets of The Travelers Insurance Company and subsidiaries as of December 31, 2000 and 1999, and the related consolidated statements of income, changes in retained earnings and accumulated other changes in equity from non-owner sources and cash flows for each of the years in the three-year period ended December 31, 2000. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of The Travelers Insurance Company and subsidiaries as of December 31, 2000 and 1999, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2000, in conformity with accounting principles generally accepted in the United States of America.


/s/ KPMG LLP
Hartford, Connecticut
January 16, 2001

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
                                 ($ in millions)




FOR THE YEAR ENDED DECEMBER 31,                             2000     1999      1998
                                                            ----     ----      ----
REVENUES
Premiums                                                  $1,966    $1,728    $1,727
Net investment income                                      2,730     2,506     2,185
Realized investment gains (losses)                           (77)      113       149
Fee income                                                   505       432       370
Other revenues                                               130        89        70
------------------------------------------------------------------------------------
   Total Revenues                                          5,254     4,868     4,501
------------------------------------------------------------------------------------

BENEFITS AND EXPENSES
Current and future insurance benefits                      1,752     1,505     1,462
Interest credited to contractholders                       1,038       937       876
Amortization of deferred acquisition costs                   347       315       275
General and administrative expenses                          463       519       505
------------------------------------------------------------------------------------
   Total Benefits and Expenses                             3,600     3,276     3,118
------------------------------------------------------------------------------------

Income before federal income taxes                         1,654     1,592     1,383
------------------------------------------------------------------------------------

Federal income taxes
   Current                                                   462       409       442
   Deferred                                                   89       136        39
------------------------------------------------------------------------------------
   Total Federal Income Taxes                                551       545       481
------------------------------------------------------------------------------------
Net income                                                $1,103    $1,047      $902
====================================================================================


                   See Notes to Consolidated Financial Statements.

                  THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                                 ($ in millions)



DECEMBER 31,                                                        2000      1999
-------------------------------------------------------------------------------------
ASSETS
Fixed maturities, available for sale at fair value
    (including $1,494 at December 31, 2000 subject
    to securities lending agreements)                              $26,812  $23,866
Equity securities, at fair value                                       592      784
Mortgage loans                                                       2,187    2,285
Real estate held for sale                                               31      236
Policy loans                                                         1,249    1,258
Short-term securities                                                2,136    1,283
Trading securities, at fair value                                    1,870    1,678
Other invested assets                                                2,356    2,098
-------------------------------------------------------------------------------------
   Total Investments                                                37,233   33,488
-------------------------------------------------------------------------------------
Cash                                                                   150       85
Investment income accrued                                              442      395
Premium balances receivable                                             97      109
Reinsurance recoverables                                             3,977    3,234
Deferred acquisition costs                                           2,989    2,688
Separate and variable accounts                                      24,006   22,199
Other assets                                                         1,399    1,333
-------------------------------------------------------------------------------------
   Total Assets                                                    $70,293  $63,531
-------------------------------------------------------------------------------------
LIABILITIES
Contractholder funds                                               $19,394  $17,567
Future policy benefits and claims                                   13,300   12,563
Separate and variable accounts                                      23,994   22,194
Deferred federal income taxes                                          284       23
Trading securities sold not yet purchased, at fair value             1,109    1,098
Other liabilities                                                    3,818    2,466
-------------------------------------------------------------------------------------
   Total Liabilities                                                61,899   55,911
-------------------------------------------------------------------------------------
SHAREHOLDER'S EQUITY
Common stock, par value $2.50; 40 million shares authorized,
  issued and outstanding                                               100      100
Additional paid-in capital                                           3,848    3,819
Retained earnings                                                    4,342    4,099
Accumulated other changes in equity from non-owner sources             104     (398)
-------------------------------------------------------------------------------------
   Total Shareholder's Equity                                        8,394    7,620
-------------------------------------------------------------------------------------
   Total Liabilities and Shareholder's Equity                      $70,293  $63,531
=====================================================================================


                   See Notes to Consolidated Financial Statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
     CONSOLIDATED STATEMENTS OF CHANGES IN RETAINED EARNINGS AND ACCUMULATED
                 OTHER CHANGES IN EQUITY FROM NON-OWNER SOURCES
                                 ($ in millions)



STATEMENTS OF CHANGES IN RETAINED EARNINGS           2000        1999         1998
------------------------------------------------------------------------------------
Balance, beginning of year                         $ 4,099      $ 3,602      $2,810
Net income                                           1,103        1,047         902
Dividends to parent                                    860          550         110
------------------------------------------------------------------------------------
Balance, end of year                               $ 4,342      $ 4,099      $3,602
====================================================================================

STATEMENTS OF ACCUMULATED OTHER CHANGES
IN EQUITY FROM NON-OWNER SOURCES
------------------------------------------------------------------------------------
Balance, beginning of year                         $  (398)     $   598      $  535
Unrealized gains (losses), net of tax                  502         (996)         62
Foreign currency translation, net of tax                 0            0           1
------------------------------------------------------------------------------------
Balance, end of year                               $   104      $  (398)     $  598
====================================================================================

SUMMARY OF CHANGES IN EQUITY
FROM NON-OWNER SOURCES
------------------------------------------------------------------------------------
Net Income                                         $ 1,103      $ 1,047      $  902
Other changes in equity from non-owner sources         502         (996)         63
------------------------------------------------------------------------------------
Total changes in equity from non-owner sources     $ 1,605      $    51      $  965
====================================================================================


                 See Notes to Consolidated Financial Statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                           INCREASE (DECREASE) IN CASH
                                 ($ in millions)



FOR THE YEAR ENDED DECEMBER 31,                               2000          1999          1998
-------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
   Premiums collected                                       $  1,986      $  1,715      $  1,763
   Net investment income received                              2,489         2,365         2,021
   Other revenues received                                       865           537           419
   Benefits and claims paid                                   (1,193)       (1,094)       (1,127)
   Interest credited to contractholders                       (1,046)         (958)         (918)
   Operating expenses paid                                      (970)       (1,013)         (751)
   Income taxes paid                                            (490)         (393)         (506)
   Trading account investments purchases, net                   (143)          (80)          (38)
   Other                                                        (258)         (104)           12
-------------------------------------------------------------------------------------------------
      Net Cash Provided by Operating Activities                1,240           975           875
-------------------------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES
   Proceeds from maturities of investments
      Fixed maturities                                         4,257         4,103         2,608
      Mortgage loans                                             380           662           722
   Proceeds from sales of investments
      Fixed maturities                                        10,840        12,562        13,390
      Equity securities                                          397           100           212
      Real estate held for sale                                  244           219            53
   Purchases of investments
      Fixed maturities                                       (17,836)      (18,129)      (18,072)
      Equity securities                                           (7)         (309)         (194)
      Mortgage loans                                            (264)         (470)         (457)
   Policy loans, net                                               9           599            15
   Short-term securities (purchases) sales, net                 (810)          316          (495)
   Other investments purchases, net                             (461)         (413)         (550)
   Securities transactions in course of settlement, net          944          (463)          192
-------------------------------------------------------------------------------------------------
   Net Cash Used in Investing Activities                      (2,307)       (1,223)       (2,576)
-------------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES
   Contractholder fund deposits                                6,022         5,764         4,383
   Contractholder fund withdrawals                            (4,030)       (4,946)       (2,565)
   Dividends to parent company                                  (860)         (550)         (110)
-------------------------------------------------------------------------------------------------
      Net Cash Provided by Financing Activities                1,132           268         1,708
-------------------------------------------------------------------------------------------------
Net increase in cash                                              65            20             7
Cash at December 31, previous year                                85            65            58
-------------------------------------------------------------------------------------------------
Cash at December 31, current year                           $    150      $     85      $     65
=================================================================================================


                 See Notes to Consolidated Financial Statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Significant accounting policies used in the preparation of the accompanying financial statements follow.

   BASIS OF PRESENTATION

   The Travelers Insurance Company (TIC, together with its subsidiaries, the Company), is a wholly owned subsidiary of The Travelers Insurance Group Inc.
   (TIGI), an indirect wholly owned subsidiary of Citigroup Inc. (Citigroup), a diversified holding company whose businesses provide a broad range of financial services to consumer and corporate customers around the world. The consolidated financial statements include the accounts of the Company and its insurance and non-insurance subsidiaries on a fully consolidated basis. The primary insurance entities of the Company are TIC and its subsidiaries, The Travelers Life and Annuity Company (TLAC), Primerica Life Insurance Company (Primerica Life), and its subsidiaries, Primerica Life Insurance Company of Canada, CitiLife Financial Limited (CitiLife) and National Benefit Life Insurance Company (NBL). Significant intercompany transactions and balances have been eliminated.

   The financial statements and accompanying footnotes of the Company are prepared in conformity with generally accepted accounting principles in the United States of America (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and benefits and expenses during the reporting period. Actual results could differ from those estimates.

   Certain prior year amounts have been reclassified to conform to the 2000 presentation.

   ACCOUNTING CHANGES

   ACCOUNTING FOR TRANSFERS AND SERVICING OF FINANCIAL ASSETS AND
   EXTINGUISHMENTS OF LIABILITIES

   In September 2000, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, a replacement of FASB Statement No. 125" (FAS 140). Provisions of FAS 140 primarily relating to transfers of financial assets and securitizations that differ from provisions of FAS 125 are effective for transfers taking place after March 31, 2001. Special purpose entities (SPEs) used in securitizations that are currently qualifying SPEs under FAS 125 will continue to be treated as qualifying SPEs so long as they issue no new beneficial interests and accept no new asset transfers after March 31, 2001, other than transfers committed to prior to that date. Under FAS 140 qualifying SPEs are not consolidated by the transferor. It is not expected that there will be a significant effect on the Company's results of operations, financial condition or liquidity relating to a change in consolidation status for existing qualifying SPEs under FAS 140. FAS 140 also amends the accounting for collateral and requires new disclosures for collateral, securitizations, and retained interests in securitizations. These provisions are effective for financial statements for fiscal years ending after December 15, 2000. The accounting for collateral, as amended, requires
   (a) certain assets pledged as collateral to be separately reported in the consolidated balance sheet from assets not so encumbered and (b) disclosure of assets pledged as collateral that have not been reclassified and separately reported. The change in accounting for collateral did not have a significant effect on the Company's results of operations, financial condition or liquidity. See Note 4.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   ACCOUNTING FOR THE COSTS OF COMPUTER SOFTWARE DEVELOPED OR OBTAINED FOR INTERNAL USE

   During the third quarter of 1998, the Company adopted the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants' (AcSEC) Statement of Position 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use" (SOP 98-1). SOP 98-1 provides guidance on accounting for the costs of computer software developed or obtained for internal use and for determining when specific costs should be capitalized or expensed. The adoption of SOP 98-1 did not have a material impact on the Company's financial condition, results of operations or liquidity.

   ACCOUNTING POLICIES

   INVESTMENTS
   Fixed maturities include bonds, notes and redeemable preferred stocks. Fixed maturities are classified as "available for sale" and are reported at fair value, with unrealized investment gains and losses, net of income taxes, charged or credited directly to shareholder's equity. Fair values of investments in fixed maturities are based on quoted market prices or dealer quotes or, if these are not available, discounted expected cash flows using market rates commensurate with the credit quality and maturity of the investment. Also included in fixed maturities are loan-backed and structured securities, which are amortized using the retrospective method. The effective yield used to determine amortization is calculated based upon actual historical and projected future cash flows, which are obtained from a widely accepted securities data provider.

   Equity securities, which include common and non-redeemable preferred stocks, are classified as "available for sale" and carried at fair value based primarily on quoted market prices. Changes in fair values of equity securities are charged or credited directly to shareholder's equity, net of income taxes.

   Mortgage loans are carried at amortized cost. A mortgage loan is considered impaired when it is probable that the Company will be unable to collect principal and interest amounts due. For mortgage loans that are determined to be impaired, a reserve is established for the difference between the amortized cost and fair market value of the underlying collateral. In estimating fair value, the Company uses interest rates reflecting the higher returns required in the current real estate financing market. Impaired loans were insignificant at December 31, 2000 and 1999.

   Real estate held for sale is carried at the lower of cost or fair value less estimated cost to sell. Fair value of foreclosed properties is established at the time of foreclosure by internal analysis or external appraisers, using discounted cash flow analyses and other accepted techniques. Thereafter, an allowance for losses on real estate held for sale is established if the carrying value of the property exceeds its current fair value less estimated costs to sell. There was no such allowance at December 31, 2000 and 1999.

   Policy loans are carried at the amount of the unpaid balances that are not in excess of the net cash surrender values of the related insurance policies. The carrying value of policy loans, which have no defined maturities, is considered to be fair value.

   Short-term securities, consisting primarily of money market instruments and other debt issues purchased with a maturity of less than one year, are carried at amortized cost, which approximates market.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   Trading securities and related liabilities are normally held for periods less than six months. These investments are marked to market with the change recognized in net investment income during the current period.

   Other invested assets include partnership investments and real estate joint ventures accounted for on the equity method of accounting. Undistributed income is reported in net investment income. Also included in other invested assets is an investment in Citigroup Preferred Stock. See Note 14.

   Accrual of income is suspended on fixed maturities or mortgage loans that are in default, or on which it is likely that future payments will not be made as scheduled. Interest income on investments in default is recognized only as payment is received.

   DERIVATIVE FINANCIAL INSTRUMENTS

   The Company uses derivative financial instruments, including financial futures contracts, options, forward contracts, interest rate swaps, currency swaps and equity swaps, as a means of hedging exposure to interest rate, equity price and foreign currency risk. Hedge accounting is generally used to account for derivatives. To qualify for hedge accounting the changes in value of the derivative must be expected to substantially offset the changes in value of the hedged item. Hedges are monitored to ensure that there is a high correlation between the derivative instruments and the hedged investment. Derivatives that do not qualify for hedge accounting are marked to market with changes in market value reflected in the consolidated statement of income.

   Gains and losses arising from financial futures contracts are used to adjust the basis of hedged investments and are recognized in net investment income over the life of the investment.

   Payments to be received or made under interest rate swaps are accrued and recognized in net investment income. Swaps hedging investments are carried at fair value with unrealized gains and losses, net of taxes, charged or credited directly to shareholder's equity. Interest rate, currency options and currency swaps hedging liabilities are off-balance sheet.

   Gains and losses arising from equity index options are marked to market with changes in market value reflected in realized investment gains (losses).

   Forward contracts, interest rate options and equity swaps were not significant at December 31, 2000 and 1999. Information concerning derivative financial instruments is included in Note 12.

   INVESTMENT GAINS AND LOSSES

   Realized investment gains and losses are included as a component of pre-tax revenues based upon specific identification of the investments sold on the trade date. Also included are gains and losses arising from the remeasurement of the local currency value of foreign investments to U.S. dollars, the functional currency of the Company. The foreign exchange effects of Canadian operations are included in unrealized gains and losses.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   DEFERRED ACQUISITION COSTS

   Costs of acquiring individual life insurance and annuities, principally commissions and certain expenses related to policy issuance, underwriting and marketing, all of which vary with and are primarily related to the production of new business, are deferred. Acquisition costs relating to traditional life insurance, including term insurance, are amortized in relation to anticipated premiums; universal life in relation to estimated gross profits; and annuity contracts employing a level yield method. For life insurance, a 15 to 20-year amortization period is used; for long-term care insurance, a 10 to 20-year period is used, and a seven to 20-year period is employed for annuities. Deferred acquisition costs are reviewed periodically for recoverability to determine if any adjustment is required. Adjustments, if any, are charged to income.

   VALUE OF INSURANCE IN FORCE

   The value of insurance in force is an asset that was recorded at the time of acquisition of the Company by Citigroup's predecessor. It represents the actuarially determined present value of anticipated profits to be realized from life insurance, annuities and health contracts at the date of acquisition using the same assumptions that were used for computing related liabilities where appropriate. The value of insurance in force was the actuarially determined present value of the projected future profits discounted at interest rates ranging from 14% to 18%. Traditional life insurance and guaranteed renewable health policies are amortized in relation to anticipated premiums; universal life is amortized in relation to estimated gross profits; and annuity contracts are amortized employing a level yield method. The value of insurance in force, which is included in other assets, is reviewed periodically for recoverability to determine if any adjustment is required. Adjustments, if any, are charged to income. The carrying value at December 31, 2000 and 1999 was $170 million and $215 million, respectively.

   SEPARATE AND VARIABLE ACCOUNTS

   Separate and variable accounts primarily represent funds for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholders. Each account has specific investment objectives. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. The assets of these accounts are carried at market value. Certain other separate accounts provide guaranteed levels of return or benefits and the assets of these accounts are primarily carried at market value. Amounts assessed to the contractholders for management services are included in revenues. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and related liability increases are excluded from benefits and expenses.

   GOODWILL

   Goodwill, which is included in other assets, represents the cost of acquired businesses in excess of net assets and is being amortized on a straight-line basis principally over a 40-year period. The carrying amount of $294 million and $404 million at December 31, 2000 and 1999, respectively, is regularly reviewed for indication of impairment in value that in the view of management would be other than temporary. If it is determined that goodwill is unlikely to be recovered, impairment is recognized on a discounted cash flow basis.

   CONTRACTHOLDER FUNDS

   Contractholder funds represent receipts from the issuance of universal life, corporate owned life insurance, pension investment and certain deferred annuity contracts. Contractholder fund balances are increased by

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   such receipts and credited interest and reduced by withdrawals, mortality charges and administrative expenses charged to the contractholders. Interest rates credited to contractholder funds range from 3.5% to 10.0%.

   FUTURE POLICY BENEFITS

   Future policy benefits represent liabilities for future insurance policy benefits. Benefit reserves for life insurance and annuities have been computed based upon mortality, morbidity, persistency and interest assumptions applicable to these coverages, which range from 2.5% to 8.1%, including adverse deviation. These assumptions consider Company experience and industry standards. The assumptions vary by plan, age at issue, year of issue and duration. Appropriate recognition has been given to experience rating and reinsurance.

   OTHER LIABILITIES

   Included in Other Liabilities is the Company's estimate of its liability for guaranty fund and other insurance-related assessments. State guaranty fund assessments are based upon the Company's share of premium written or received in one or more years prior to an insolvency occurring in the industry. Once an insolvency has occurred, the Company recognizes a liability for such assessments if it is probable that an assessment will be imposed and the amount of the assessment can be reasonably estimated. At December 31, 2000 and 1999, the Company had a liability of $22.5 million and $21.9 million, respectively, for guaranty fund assessments and a related premium tax offset recoverable of $3.4 million and $4.7 million, respectively. The assessments are expected to be paid over a period of three to five years and the premium tax offsets are expected to be realized over a period of 10 to 15 years.

   PERMITTED STATUTORY ACCOUNTING PRACTICES

   The Company's insurance subsidiaries, domiciled principally in Connecticut and Massachusetts, prepare statutory financial statements in accordance with the accounting practices prescribed or permitted by the insurance departments of the states of domicile. Prescribed statutory accounting practices include certain publications of the National Association of Insurance Commissioners
   (NAIC) as well as state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The impact of presently permitted accounting practices on statutory surplus of the Company is not material.

   The NAIC recently completed a process intended to codify statutory accounting practices for certain insurance enterprises. As a result of this process, the NAIC will issue a revised statutory Accounting Practices and Procedures Manual - version effective January 1, 2001 (the revised Manual) that will be effective for years beginning January 1, 2001. The State of Connecticut will require that, effective January 1, 2001, insurance companies domiciled in Connecticut prepare their statutory basis financial statements in accordance with the revised Manual subject to any deviations prescribed or permitted by the Connecticut insurance commissioner. Massachusetts and other states have addressed compliance with the revised Manual in a similar manner. The Company has estimated that the impact of this change on statutory capital and surplus will not be significant.

   PREMIUMS

   Premiums are recognized as revenues when due. Reserves are established for the portion of premiums that will be earned in future periods and for deferred profits on limited-payment policies that are being recognized in income over the policy term.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)



   OTHER REVENUES

   Other revenues include management fees for variable annuity separate accounts; surrender, mortality and administrative charges and fees earned on investment, universal life and other insurance contracts; and revenues of non-insurance subsidiaries.

   CURRENT AND FUTURE INSURANCE BENEFITS

   Current and future insurance benefits represent charges for mortality and morbidity related to fixed annuities, universal life, term life and health insurance benefits.

   INTEREST CREDITED TO CONTRACTHOLDERS

   Interest credited to contractholders represents amounts earned by universal life, corporate owned life insurance, pension investment and certain deferred annuity contracts in accordance with contract provisions.

   FEDERAL INCOME TAXES

   The provision for federal income taxes is comprised of two components, current income taxes and deferred income taxes. Deferred federal income taxes arise from changes during the year in cumulative temporary differences between the tax basis and book basis of assets and liabilities.

   STOCK-BASED COMPENSATION

   The Company accounts for the stock-based compensation plans using the accounting method prescribed by Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees," (APB 25) and has included in the notes to consolidated financial statements the pro forma disclosures required by Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation" (FAS 123). See note 14. The Company accounts for its stock-based non-employee compensation plans at fair value.

   FUTURE APPLICATION OF ACCOUNTING STANDARDS

   In June 1998, the FASB issued Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" (FAS
   133). In June 1999, the FASB issued Statement of Financial Standards No. 137, "Deferral of the Effective Date of FASB Statement No. 133" (FAS 137), which allows entities that have not yet adopted FAS 133 to defer its effective date to all fiscal quarters of all fiscal years beginning after June 15, 2000. In June 2000, the FASB issued Statement of Financial Accounting Standards No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities, an amendment of FASB Statement No. 133," which amends the accounting and reporting standards of FAS 133. FAS 133 establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts (collectively referred to as derivatives), and for hedging activities. It requires that an entity recognize all derivatives as either assets or liabilities in the consolidated balance sheet and measure those instruments at fair value. If certain conditions are met, a derivative may be specifically designated as (a) a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment, (b) a hedge of the exposure to variable cash flows of a recognized asset or liability or of a forecasted transaction, or (c) a hedge of the foreign currency exposure of a net investment in a foreign operation, an unrecognized firm commitment, an available-for-sale security, or a foreign-currency-denominated forecasted transaction. The accounting for

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)



   changes in the fair value of a derivative (that is, gains and losses) depends on the intended use of the derivative and the resulting designation. Upon initial application of FAS 133, hedging relationships must be designated anew and documented pursuant to the provisions of this statement. The Company adopted the deferral provisions of FAS 137, effective January 1, 2000. The Company will adopt FAS 133, as amended, as of January 1, 2001.

   The Company has determined that the cumulative effect of FAS 133, as amended, will not be significant. The Company does, however, anticipate a significant and continuing increase in the complexity of the accounting and the recordkeeping requirements for hedging activities and for insurance-related contracts and may make changes to its risk management strategies. The Company does not expect that FAS 133, as amended, will have a significant impact on its results of operations, financial condition or liquidity in future periods.


2. BUSINESS DISPOSITION

   Effective July 1, 2000, the Company sold 90% of its individual long-term care insurance business to General Electric Capital Assurance Company and its subsidiary in the form of indemnity reinsurance arrangements. The proceeds were $410 million, resulting in a deferred gain of approximately $150 million after-tax. The deferred gain will be amortized in relation to anticipated premiums. Earned premiums were $138 million, $230 million and $200 million in 2000, 1999 and 1998, respectively.

3. OPERATING SEGMENTS

   The Company has two reportable business segments that are separately managed due to differences in products, services, marketing strategy and resource management. The business of each segment is maintained and reported through separate legal entities within the Company. The management groups of each segment report separately to the common ultimate parent, Citigroup Inc.

   The TRAVELERS LIFE & ANNUITY business segment consolidates primarily the business of TIC and TLAC. Travelers Life & Annuity core offerings include individual annuity, group annuity, individual life and corporate owned life insurance (COLI) insurance products distributed by TIC and TLAC under the Travelers name. Among the range of individual products offered are fixed and variable deferred annuities, payout annuities and term, universal and variable life insurance. The COLI product is a variable universal life product distributed through independent specialty brokers. The group products include institutional pensions, including guaranteed investment contracts, payout annuities, group annuities to employer-sponsored retirement and savings plans and structured finance transactions.

   The PRIMERICA LIFE INSURANCE business segment consolidates primarily the business of Primerica Life, Primerica Life Insurance Company of Canada, CitiLife and NBL. The Primerica Life Insurance business segment offers individual life products, primarily term insurance, to customers through a nationwide sales force of approximately 87,000 full and part-time licensed Personal Financial Analysts.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   The accounting policies of the segments are the same as those described in the summary of significant accounting policies (see Note 1), except that management also includes receipts on long-duration contracts (universal life-type and investment contracts) as deposits along with premiums in measuring business volume. The amount of investments in equity method investees and total expenditures for additions to long-lived assets other than financial instruments, long-term customer relationships of a financial institution, mortgage and other servicing rights, and deferred tax assets, were not material.

   BUSINESS SEGMENT INFORMATION:

   ----------------------------------------------------------------------------------------------------------
                                                            TRAVELERS LIFE      PRIMERICA LIFE
    2000 ($ in millions)                                      & ANNUITY            INSURANCE           TOTAL
   ----------------------------------------------------------------------------------------------------------
    Business Volume:
       Premiums                                                $   860              $1,106          $ 1,966
       Deposits                                                 11,536                  --           11,536
                                                               -------              ------          -------
    Total business volume                                      $12,396              $1,106          $13,502
    Net investment income                                        2,450                 280            2,730
    Interest credited to contractholders                         1,038                  --            1,038
    Amortization of deferred acquisition costs                     166                 181              347
    Total expenditures for deferred acquisition costs              376                 272              648
    Federal income taxes on Operating Income                       381                 197              578
    Operating Income (excludes realized gains or
        losses and the related FIT)                            $   777              $  376          $ 1,153
    Segment Assets                                             $62,771              $7,522          $70,293
   ----------------------------------------------------------------------------------------------------------


    ---------------------------------------------------------------------------------------------------------
                                                            TRAVELERS LIFE     PRIMERICA LIFE
    1999 ($ in millions)                                      & ANNUITY          INSURANCE            TOTAL
    ---------------------------------------------------------------------------------------------------------
    Business Volume:
       Premiums                                                $   656             $1,072             $ 1,728
       Deposits                                                 10,639                 --              10,639
                                                               -------             ------             -------
    Total business volume                                      $11,295             $1,072             $12,367
    Net investment income                                        2,249                257               2,506
    Interest credited to contractholders                           937                 --                 937
    Amortization of deferred acquisition costs                     127                188                 315
    Total expenditures for deferred acquisition costs              430                256                 686
    Federal income taxes on Operating Income                       319                186                 505
    Operating Income (excludes realized gains or
       losses and the related FIT)                             $   619             $  355             $   974
    Segment Assets                                             $56,615             $6,916             $63,531
    ---------------------------------------------------------------------------------------------------------

                    THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                     NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   -----------------------------------------------------------------------------------------------------
                                                           TRAVELERS LIFE  PRIMERICA LIFE
   1998 ($ in millions)                                       & ANNUITY       INSURANCE          TOTAL
   -----------------------------------------------------------------------------------------------------
    Business Volume:
       Premiums                                                $   670          $1,057          $ 1,727
       Deposits                                                  7,437              --            7,437
                                                               -------          ------          -------
    Total business volume                                      $ 8,107          $1,057          $ 9,164
    Net investment income                                        1,965             220            2,185
    Interest credited to contractholders                           876              --              876
    Amortization of deferred acquisition costs                      88             187              275
    Total expenditures for deferred acquisition costs              319             247              566
    Federal income taxes on Operating Income                       260             170              430
    Operating Income (excludes realized gains or
       losses and the related FIT)                             $   493          $  312          $   805
    Segment Assets                                             $49,646          $6,902          $56,548
   -----------------------------------------------------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


    -------------------------------------------------------------------------------------------
    BUSINESS SEGMENT RECONCILIATION:
    ($ in millions)
    -------------------------------------------------------------------------------------------

    REVENUES                                            2000            1999             1998
    -------------------------------------------------------------------------------------------
    Total business volume                             $ 13,502        $ 12,367        $  9,164
    Net investment income                                2,730           2,506           2,185
    Realized investment gains (losses)                     (77)            113             149
    Other revenues, including fee income                   635             521             440
    Elimination of deposits                            (11,536)        (10,639)         (7,437)
    -------------------------------------------------------------------------------------------
        Total revenues                                $  5,254        $  4,868        $  4,501
    ===========================================================================================

    OPERATING INCOME                                    2000            1999             1998
    -------------------------------------------------------------------------------------------
    Total operating income of business segments       $  1,153        $    974        $    805
    Realized investment gains (losses), net of tax         (50)             73              97
    -------------------------------------------------------------------------------------------
        Income from continuing operations             $  1,103        $  1,047        $    902
    ===========================================================================================

    ASSETS                                              2000            1999             1998
    -------------------------------------------------------------------------------------------
    Total assets of business segments                 $ 70,293        $ 63,531        $ 56,548
    ===========================================================================================

    BUSINESS VOLUME AND REVENUES                          2000            1999            1998
    -------------------------------------------------------------------------------------------
    Individual Annuities                              $  7,101        $  5,816        $  4,326
    Group Annuities                                      6,563           6,572           4,942
    Individual Life and Health Insurance                 2,445           2,424           2,257
    Other (a)                                              681             695             413
    Elimination of deposits                            (11,536)        (10,639)         (7,437)
    -------------------------------------------------------------------------------------------
        Total Revenue                                 $  5,254        $  4,868        $  4,501
    ===========================================================================================

   (a) Other represents revenue attributable to unallocated capital and run-off businesses.


   The Company's revenue was derived almost entirely from U.S. domestic business. Revenue attributable to foreign countries was insignificant.

   The Company had no transactions with a single customer representing 10% or more of its revenue.

                  THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                     NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


4. INVESTMENTS

   FIXED MATURITIES

   The amortized cost and fair value of investments in fixed maturities were as follows:

      -----------------------------------------------------------------------------------------------------------
                                                                          GROSS          GROSS
      DECEMBER 31, 2000                                  AMORTIZED      UNREALIZED     UNREALIZED        FAIR
      ($ in millions)                                       COST           GAINS         LOSSES         VALUE
      -----------------------------------------------------------------------------------------------------------
      AVAILABLE FOR SALE:
         Mortgage-backed securities -
         CMOs and pass-through securities                 $ 5,492          $169          $ 34          $ 5,627
         U.S. Treasury securities and obligations
         of U.S. Government and government
         agencies and authorities                           1,141            71             5            1,207
         Obligations of states, municipalities
         and political subdivisions                           168            14             1              181
         Debt securities issued by foreign
         governments                                          761            18            14              765
         All other corporate bonds                         14,575           269           253           14,591
         Other debt securities                              4,217            87            59            4,245
         Redeemable preferred stock                           201            14            19              196
      -----------------------------------------------------------------------------------------------------------
            Total Available For Sale                      $26,555          $642          $385          $26,812
      -----------------------------------------------------------------------------------------------------------

                                                                             GROSS        GROSS
      DECEMBER 31, 1999                                    AMORTIZED      UNREALIZED    UNREALIZED        FAIR
      ($ in millions)                                        COST            GAINS        LOSSES          VALUE
      -----------------------------------------------------------------------------------------------------------
      AVAILABLE FOR SALE:
         Mortgage-backed securities -
         CMOs and pass-through securities                   $ 5,081          $ 22          $224          $ 4,879
         U.S. Treasury securities and obligations
         of U.S. Government and government
         agencies and authorities                             1,032            14            53              993
         Obligations of states, municipalities and
         political subdivisions                                 214            --            31              183
         Debt securities issued by foreign
         governments                                            811            35            10              836
         All other corporate bonds                           13,938            69           384           13,623
         Other debt securities                                3,319            30            99            3,250
         Redeemable preferred stock                             105             4             7              102
      -----------------------------------------------------------------------------------------------------------
            Total Available For Sale                        $24,500          $174          $808          $23,866
      -----------------------------------------------------------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   Proceeds from sales of fixed maturities classified as available for sale were $10.8 billion, $12.6 billion and $13.4 billion in 2000, 1999 and 1998, respectively. Gross gains of $213 million, $200 million and $314 million and gross losses of $432 million, $223 million and $203 million in 2000, 1999 and 1998, respectively, were realized on those sales.

   Fair values of investments in fixed maturities are based on quoted market prices or dealer quotes or, if these are not available, discounted expected cash flows using market rates commensurate with the credit quality and maturity of the investment. The fair value of investments for which a quoted market price or dealer quote are not available amounted to $4.8 billion at December 31, 2000 and 1999.

   The amortized cost and fair value of fixed maturities at December 31, 2000, by contractual maturity, are shown below. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

      --------------------------------------------------------------------------
                                                    AMORTIZED
      ($ in millions)                                  COST          FAIR VALUE
      --------------------------------------------------------------------------
      MATURITY:
         Due in one year or less                     $ 1,556          $ 1,545
         Due after 1 year through 5 years              7,789            7,839
         Due after 5 years through 10 years            5,606            5,640
         Due after 10 years                            6,112            6,161
                                                     ------------------------
                                                      21,063           21,185
                                                     ------------------------
         Mortgage-backed securities                    5,492            5,627
      --------------------------------------------------------------------------
            Total Maturity                           $26,555          $26,812
      --------------------------------------------------------------------------


   The Company makes investments in collateralized mortgage obligations (CMOs). CMOs typically have high credit quality, offer good liquidity, and provide a significant advantage in yield and total return compared to U.S. Treasury securities. The Company's investment strategy is to purchase CMO tranches which are protected against prepayment risk, including planned amortization class (PAC) tranches. Prepayment protected tranches are preferred because they provide stable cash flows in a variety of interest rate scenarios. The Company does invest in other types of CMO tranches if a careful assessment indicates a favorable risk/return tradeoff. The Company does not purchase residual interests in CMOs.

   At December 31, 2000 and 1999, the Company held CMOs classified as available for sale with a fair value of $4.4 billion and $3.8 billion, respectively. Approximately 49% and 52%, respectively, of the Company's CMO holdings are fully collateralized by GNMA, FNMA or FHLMC securities at December 31, 2000 and 1999. In addition, the Company held $1.1 billion of GNMA, FNMA or FHLMC mortgage-backed pass-through securities at December 31, 2000 and 1999. Virtually all of these securities are rated AAA.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   The Company engages in securities lending whereby certain securities from its portfolio are loaned to other institutions for short periods of time. The Company generally receives cash collateral from the borrower, equal to at least the market value of the loaned securities plus accrued interest, and reinvests it in a short-term investment pool. See Note 14. The loaned securities remain a recorded asset of the Company, however, the Company records a liability for the amount of the collateral held, representing its obligation to return the collateral related to these loaned securities, and reports that liability as part of other liabilities in the consolidated balance sheet. At December 31, 2000 and 1999, the Company held collateral of $1.5 billion and $561.1 million, respectively.

   EQUITY SECURITIES

   The cost and fair values of investments in equity securities were as follows:

      ------------------------------------------------------------------------------------------
                                                              GROSS          GROSS
      EQUITY SECURITIES:                                    UNREALIZED     UNREALIZED     FAIR
      ($ in millions)                             COST         GAINS         LOSSES       VALUE
      ------------------------------------------------------------------------------------------
      DECEMBER 31, 2000
         Common stocks                            $139          $ 11          $25          $125
         Non-redeemable preferred stocks           492             7           32           467
      ------------------------------------------------------------------------------------------
            Total Equity Securities               $631          $ 18          $57          $592
      ------------------------------------------------------------------------------------------

      DECEMBER 31, 1999
         Common stocks                            $195          $123          $ 4          $314
         Non-redeemable preferred stocks           496            15           41           470
      ------------------------------------------------------------------------------------------
            Total Equity Securities               $691          $138          $45          $784
      ------------------------------------------------------------------------------------------

   Proceeds from sales of equity securities were $397 million, $100 million and $212 million in 2000, 1999 and 1998, respectively. Gross gains of $107 million, $15 million and $30 million and gross losses of $16 million, $8 million and $24 million in 2000, 1999 and 1998, respectively, were realized on those sales.

   MORTGAGE LOANS AND REAL ESTATE HELD FOR SALE

   At December 31, 2000 and 1999, the Company's mortgage loan and real estate held for sale portfolios consisted of the following:

      --------------------------------------------------------------------------------------
      ($ in millions)                                                 2000            1999
      --------------------------------------------------------------------------------------
      Current Mortgage Loans                                         $2,144          $2,228
      Underperforming Mortgage Loans                                     43              57
                                                                     ----------------------
         Total Mortgage Loans                                         2,187           2,285
                                                                     ----------------------

      Real Estate Held For Sale - Foreclosed                             18             223
      Real Estate Held For Sale - Investment                             13              13
      --------------------------------------------------------------------------------------
         Total Real Estate                                               31             236
      --------------------------------------------------------------------------------------
         Total Mortgage Loans and Real Estate Held for Sale          $2,218          $2,521
      ======================================================================================

   Underperforming mortgage loans include delinquent mortgage loans over 90 days past due, loans in the process of foreclosure and loans modified at interest rates below market.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)
   Aggregate annual maturities on mortgage loans at December 31, 2000 are as follows:

      ---------------------------------------------
      YEAR ENDING DECEMBER 31,
      ($ in millions)
      ---------------------------------------------
      Past Maturity                         $   32
      2001                                     259
      2002                                     152
      2003                                     172
      2004                                     167
      2005                                     124
      Thereafter                             1,281
      ---------------------------------------------
         Total                              $2,187
      ---------------------------------------------

   TRADING SECURITIES

   Trading securities of the Company are held in Tribeca Investments LLC. See
   Note 12.

      -------------------------------------------------------------------------
      ($ in millions)                                     2000           1999
      -------------------------------------------------------------------------
      TRADING SECURITIES OWNED

      Convertible bond arbitrage                         $1,474          $1,045
      Merger arbitrage                                      309             421
      Other                                                  87             212
      -------------------------------------------------------------------------
         Total                                           $1,870          $1,678
      -------------------------------------------------------------------------

      TRADING SECURITIES SOLD NOT YET PURCHASED

      Convertible bond arbitrage                         $  845          $  799
      Merger arbitrage                                      205             299
      Other                                                  59              --
      -------------------------------------------------------------------------
         Total                                           $1,109          $1,098
      -------------------------------------------------------------------------

   The Company's trading portfolio investments and related liabilities are normally held for periods less than six months. Therefore, expected future cash flows for these assets and liabilities are expected to be realized in less than one year.

   OTHER INVESTED ASSETS
   Other invested assets are composed of the following:

      ------------------------------------------------------------------------
      ($ in millions)                                    2000           1999
      ------------------------------------------------------------------------
      Investment in Citigroup preferred stock          $  987          $  987
      Partnership investments                             807             592
      Real estate joint ventures                          535             502
      Other                                                27              17
      ------------------------------------------------------------------------
      Total                                            $2,356          $2,098
      ------------------------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   CONCENTRATIONS

   At December 31, 2000 and 1999, the Company had an investment in Citigroup Preferred Stock of $987 million. See Note 14.

   The Company maintains a short-term investment pool for its insurance affiliates in which the Company also participates. See Note 14.

   The Company had concentrations of investments, primarily fixed maturities at fair value, in the following industries:

      --------------------------------------------------
      ($ in millions)                  2000      1999
      --------------------------------------------------
      Electric Utilities              $2,244    $1,653
      Banking                          2,078     1,906
      Finance                          1,836     1,571
      --------------------------------------------------

   The Company held investments in foreign banks in the amount of $1,082 million and $1,012 million at December 31, 2000 and 1999, respectively, which are included in the table above. Below investment grade assets included in the preceding table were not significant.

   Included in fixed maturities are below investment grade assets totaling $2.0 billion and $2.2 billion at December 31, 2000 and 1999, respectively. The Company defines its below investment grade assets as those securities rated "Ba1" or below by external rating agencies, or the equivalent by internal analysts when a public rating does not exist. Such assets include publicly traded below investment grade bonds and certain other privately issued bonds and notes that are classified as below investment grade.

   Mortgage loan investments are relatively evenly dispersed throughout the United States, with no significant holdings in any one state. Also, there is no significant mortgage loan investment in a particular property type.

   The Company monitors creditworthiness of counterparties to all financial instruments by using controls that include credit approvals, limits and other monitoring procedures. Collateral for fixed maturities often includes pledges of assets, including stock and other assets, guarantees and letters of credit. The Company's underwriting standards with respect to new mortgage loans generally require loan to value ratios of 75% or less at the time of mortgage origination.

   NON-INCOME PRODUCING INVESTMENTS

   Investments included in the consolidated balance sheets that were non-income producing for the preceding 12 months were insignificant.

   RESTRUCTURED INVESTMENTS

   The Company had mortgage loans and debt securities that were restructured at below market terms at December 31, 2000 and 1999. The balances of the restructured investments were insignificant. The new terms typically defer a portion of contract interest payments to varying future periods. The accrual of interest is suspended on all restructured assets, and interest income is reported only as payment is received. Gross interest income on restructured assets that would have been recorded in accordance with the original terms of such loans was insignificant in 2000 and in 1999. Interest on these assets, included in net investment income, was also insignificant in 2000 and 1999.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

   NET INVESTMENT INCOME

      ---------------------------------------------------------------------
      FOR THE YEAR ENDED DECEMBER 31,             2000      1999       1998
      ($ in millions)
      ---------------------------------------------------------------------
      GROSS INVESTMENT INCOME
         Fixed maturities                      $2,061    $1,806     $1,598
         Mortgage loans                           223       235        295
         Trading                                  208       141         43
         Joint ventures and partnerships          150       141         74
         Other, including policy loans            237       287        240
      ---------------------------------------------------------------------
      Total Gross Investment Income             2,879     2,610      2,250
      ---------------------------------------------------------------------
      Investment expenses                         149       104         65
      ---------------------------------------------------------------------
      Net Investment Income                    $2,730    $2,506     $2,185
      ---------------------------------------------------------------------

   REALIZED AND UNREALIZED INVESTMENT GAINS (LOSSES)

   Net realized investment gains (losses) for the periods were as follows:

      ---------------------------------------------------------------------
      FOR THE YEAR ENDED DECEMBER 31,             2000      1999       1998
      ($ in millions)
      ---------------------------------------------------------------------
      REALIZED INVESTMENT GAINS (LOSSES)
         Fixed maturities                      $(219)       $(23)     $111
         Equity securities                        91           7         6
         Mortgage loans                           27          29        21
         Real estate held for sale                25         108        16
         Other                                    (1)         (8)       (5)
      ---------------------------------------------------------------------
                Total Realized Investment
                  Gains (Losses)               $ (77)       $113      $149
      ---------------------------------------------------------------------

   Changes in net unrealized investment gains (losses) that are reported as accumulated other changes in equity from non-owner sources or unrealized gains on Citigroup stock in shareholder's equity were as follows:

      ---------------------------------------------------------------------------------------------------
      FOR THE YEAR ENDED DECEMBER 31,                             2000             1999             1998
      ($ in millions)
      ---------------------------------------------------------------------------------------------------
      UNREALIZED INVESTMENT GAINS (LOSSES)
         Fixed maturities                                        $ 891           $(1,554)          $    91
         Equity securities                                        (132)               49                13
         Other                                                      14               (30)             (169)
      ---------------------------------------------------------------------------------------------------
            Total Unrealized Investment Gains (Losses)             773            (1,535)              (65)
      ---------------------------------------------------------------------------------------------------

         Related taxes                                             271              (539)              (20)
      ---------------------------------------------------------------------------------------------------
         Change in unrealized investment gains (losses)            502              (996)              (45)
         Transferred to paid in capital, net of tax                 --                --              (585)
         Balance beginning of year                                (398)              598             1,228
      ---------------------------------------------------------------------------------------------------
            Balance End of Year                                  $ 104           $  (398)          $   598
      ---------------------------------------------------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   In 1998 Citigroup common stock owned by the Company was converted to Citigroup preferred stock. The balance of unrealized appreciation on the common stock was transferred to additional paid in capital.

   Included in Other in 1998 is the unrealized loss on Citigroup common stock of $167 million prior to the conversion to preferred stock.


5. REINSURANCE

   The Company participates in reinsurance in order to limit losses, minimize exposure to large risks, provide additional capacity for future growth and to effect business-sharing arrangements. Reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term coinsurance and modified coinsurance. The Company remains primarily liable as the direct insurer on all risks reinsured.

   Since 1997 universal life business has been reinsured under an 80%/20% quota share reinsurance program and term life business has been reinsured under a 90%/10% quota share reinsurance program. Maximum retention of $2.5 million is generally reached on policies in excess of $12.5 million. For other plans of insurance, it is the policy of the Company to obtain reinsurance for amounts above certain retention limits on individual life policies, which limits vary with age and underwriting classification. Generally, the maximum retention on an ordinary life risk is $2.5 million. Total in-force business ceded under reinsurance contracts is $252.5 billion and $222.5 billion at December 31, 2000 and 1999.

   The Company writes workers' compensation business through its Accident Department. This business is ceded 100% to an affiliate, The Travelers Indemnity Company.

   A summary of reinsurance financial data reflected within the consolidated statements of income and balance sheets is presented below ($ in millions):

      WRITTEN PREMIUMS                          2000      1999       1998
     ----------------------------------------------------------------------
      Direct                                   $2,634    $2,274     $2,310
      Assumed from:
         Non-affiliated companies                  --        --         --
      Ceded to:
         Affiliated companies                   (195)     (206)      (242)
         Non-affiliated companies               (465)     (322)      (317)
     ----------------------------------------------------------------------
      Total Net Written Premiums               $1,974    $1,746     $1,751
     ======================================================================

      EARNED PREMIUMS                           2000      1999       1998
     ----------------------------------------------------------------------
      Direct                                   $2,644    $2,248     $2,286
      Assumed from:
         Non-affiliated companies                  --        --         --
      Ceded to:
         Affiliated companies                   (216)     (193)      (251)
         Non-affiliated companies               (462)     (327)      (308)
     ----------------------------------------------------------------------
      Total Net Earned Premiums                $1,966    $1,728     $1,727
     ======================================================================

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   Reinsurance recoverables at December 31, 2000 and 1999 include amounts recoverable on unpaid and paid losses and were as follows ($ in millions):

      REINSURANCE RECOVERABLES                  2000      1999
     -----------------------------------------------------------
      Life and Accident and Health Business:
         Non-affiliated companies              $2,024    $1,221
      Property-Casualty Business:
         Affiliated companies                   1,953     2,013
     -----------------------------------------------------------
      Total Reinsurance Recoverables           $3,977    $3,234
     ===========================================================

   Reinsurance recoverables include $820 million from General Electric Capital Assurance Company at December 31, 2000, related to the July 1, 2000 indemnity reinsurance transaction. Reinsurance recoverables also include $539 million and $569 million, from The Metropolitan Life Insurance Company as of December 31, 2000 and 1999, respectively.

6. DEPOSIT FUNDS AND RESERVES

   At December 31, 2000 and 1999, the Company had $29.7 billion and $27.0 billion of life and annuity deposit funds and reserves, respectively. Of that total, $16.4 billion and $13.8 billion is not subject to discretionary withdrawal based on contract terms. The remaining $13.3 billion and $13.2 billion is for life and annuity products that are subject to discretionary withdrawal by the contractholder. Included in the amounts that are subject to discretionary withdrawal is $2.9 billion and $2.1 billion of liabilities that are surrenderable with market value adjustments. Also included are an additional $4.9 billion and $4.9 billion of life insurance and individual annuity liabilities which are subject to discretionary withdrawals, and have an average surrender charge of 4.5% and 4.6%. In the payout phase, these funds are credited at significantly reduced interest rates. The remaining $5.5 billion and $6.2 billion of liabilities are surrenderable without charge. More than 10.5% and 12.7% of these relate to individual life products for 2000 and 1999, respectively. These risks would have to be underwritten again if transferred to another carrier, which is considered a significant deterrent against withdrawal by long-term policyholders. Insurance liabilities that are surrendered or withdrawn are reduced by outstanding policy loans and related accrued interest prior to payout.


7. COMMERCIAL PAPER AND LINES OF CREDIT

   TIC has issued commercial paper directly to investors in prior years. No commercial paper was outstanding at December 31, 2000 or December 31, 1999. TIC must maintain bank lines of credit at least equal to the amount of the outstanding commercial paper. Citigroup and TIC have an agreement with a syndicate of banks to provide $1.0 billion of revolving credit, to be allocated to Citigroup or TIC. TIC's participation in this agreement is limited to $250 million. The agreement consists of a five-year revolving credit facility that expires in June 2001. At December 31, 2000 and 1999, no credit under this agreement was allocated to TIC. Under this facility TIC is required to maintain certain minimum equity and risk-based capital levels. At December 31, 2000, the Company was in compliance with these provisions. If TIC had borrowings outstanding on this facility, the interest rate would be based upon LIBOR plus a contractually negotiated margin.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


8. FEDERAL INCOME TAXES

      EFFECTIVE TAX RATE

      ($ in millions)
      ----------------------------------------------------------------------------------
      FOR THE YEAR ENDED DECEMBER 31,             2000            1999            1998
      ----------------------------------------------------------------------------------
      Income Before Federal Income Taxes        $ 1,654         $ 1,592         $ 1,383
      Statutory Tax Rate                             35%             35%             35%
      ----------------------------------------------------------------------------------
      Expected Federal Income Taxes                 579             557             484
      Tax Effect of:
         Non-taxable investment income              (19)            (19)             (5)
         Other, net                                  (9)              7               2
      ----------------------------------------------------------------------------------
      Federal Income Taxes                      $   551         $   545         $   481
      ==================================================================================
      Effective Tax Rate                             33%             34%             35%
      ----------------------------------------------------------------------------------

      COMPOSITION OF FEDERAL INCOME TAXES
      Current:
         United States                          $   429         $   377         $   418
         Foreign                                     33              32              24
      ----------------------------------------------------------------------------------
         Total                                      462             409             442
      ----------------------------------------------------------------------------------
      Deferred:
         United States                               96             143              40
         Foreign                                     (7)             (7)             (1)
      ----------------------------------------------------------------------------------
         Total                                       89             136              39
      ----------------------------------------------------------------------------------
      Federal Income Taxes                      $   551         $   545         $   481
      ==================================================================================

   Additional tax benefits attributable to employee stock plans allocated directly to shareholder's equity for the years ended December 31, 2000, 1999 and 1998 were $24 million, $17 million and $17 million, respectively.

                  THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                     NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   The net deferred tax liabilities at December 31, 2000 and 1999 were comprised of the tax effects of temporary differences related to the following assets and liabilities:

      ------------------------------------------------------------------------------------------
      ($ in millions)                                                       2000          1999
      ------------------------------------------------------------------------------------------
      Deferred Tax Assets:
         Benefit, reinsurance and other reserves                          $   667        $ 645
         Operating lease reserves                                              66           70
         Investments, net                                                      --           11
         Other employee benefits                                              102          106
         Other                                                                139          142
      ------------------------------------------------------------------------------------------
            Total                                                             974          974
      ------------------------------------------------------------------------------------------

      Deferred Tax Liabilities:
         Deferred acquisition costs and value of insurance in force          (843)        (773)
         Investments, net                                                    (308)          --
         Other                                                               (107)        (124)
      ------------------------------------------------------------------------------------------
            Total                                                          (1,258)        (897)
      ------------------------------------------------------------------------------------------
      Net Deferred Tax (Liability) Asset Before Valuation Allowance          (284)          77
      Valuation Allowance for Deferred Tax Assets                               0         (100)
      ------------------------------------------------------------------------------------------
      Net Deferred Tax Liability After Valuation Allowance                $  (284)       $ (23)
      ------------------------------------------------------------------------------------------

   The Company and its life insurance subsidiaries file a consolidated federal income tax return. Federal income taxes are allocated to each member of the consolidated group on a separate return basis adjusted for credits and other amounts required by the consolidation process. Any resulting liability will be paid currently to the Company. Any credits for losses will be paid by the Company to the extent that such credits are for tax benefits that have been utilized in the consolidated federal income tax return.

   The elimination of the valuation allowance for deferred tax assets in 2000 resulted from an analysis of the availability of capital gains to offset capital losses. In management's opinion, there will be adequate capital gains to make realization of existing capital losses more likely than not. The reduction in the valuation allowance was recognized by reducing goodwill.

   At December 31, 2000, the Company had no ordinary or capital loss carryforwards.

   The policyholders surplus account, which arose under prior tax law, is generally that portion of the gain from operations that has not been subjected to tax, plus certain deductions. The balance of this account is approximately $932 million. Income taxes are not provided for on this amount because under current U.S. tax rules such taxes will become payable only to the extent such amounts are distributed as a dividend or exceed limits prescribed by federal law. Distributions are not currently contemplated from this account. At current rates the maximum amount of such tax would be approximately $326 million.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


9. SHAREHOLDER'S EQUITY

   Shareholder's Equity and Dividend Availability

   The Company's statutory net income, which includes the statutory net income of all insurance subsidiaries, was $981 million, $890 million and $702 million for the years ended December 31, 2000, 1999 and 1998, respectively.

   The Company's statutory capital and surplus was $5.16 billion and $5.03 billion at December 31, 2000 and 1999, respectively.

   Effective January 1, 2001, the Company will prepare its statutory basis financial statements in accordance with the revised Manual subject to any deviations prescribed or permitted by its domicilary insurance commissioners (see Note 1, Summary of Significant Accounting Policies, Permitted Statutory Accounting Practices). The Company has estimated that the impact of this change on statutory capital and surplus will not be significant.

   The Company is currently subject to various regulatory restrictions that limit the maximum amount of dividends available to be paid to its parent without prior approval of insurance regulatory authorities. A maximum of $984 million is available by the end of the year 2001 for such dividends without prior approval of the Connecticut Insurance Department. In addition, under a revolving credit facility, the Company is required to maintain certain minimum equity and risk-based capital levels. The Company was in compliance with these covenants at December 31, 2000 and 1999. The Company paid dividends of $860 million, $550 million and $110 million in 2000, 1999 and 1998, respectively.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)



9.   SHAREHOLDER'S EQUITY (CONTINUED)

Accumulated Other Changes in Equity from Non-Owner Sources, Net of Tax
--------------------------------------------------------------------------------

Changes in each component of Accumulated Other Changes in Equity from Non-Owner Sources were as follows:
--------------------------------------------------------------------------------

                                                              NET UNREALIZED       FOREIGN            ACCUMULATED OTHER
                                                              GAIN (LOSS) ON       CURRENCY           CHANGES IN EQUITY
                                                              INVESTMENT           TRANSLATION        FROM  NON-OWNER
($ in millions)                                               SECURITIES           ADJUSTMENTS        SOURCES
------------------------------------------------------------------------------------------------------------------------------------

BALANCE, JANUARY 1, 1998                                             $545                $(10)                  $535
Unrealized gains on investment securities,
     Net of tax of $85                                                159                   -                    159
Less: reclassification adjustment for gains
     Included in net income, net of tax of $52                         97                   -                     97
Foreign currency translation adjustment,
     Net of tax of $2                                                   -                   1                      1
------------------------------------------------------------------------------------------------------------------------------------
CURRENT PERIOD CHANGE                                                  62                   1                     63
------------------------------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 1998                                            607                  (9)                   598
Unrealized losses on investment securities,
     Net of tax of $497                                              (923)                  -                   (923)
Less: reclassification adjustment for gains
     Included in net income, net of tax of $40                         73                   -                     73
------------------------------------------------------------------------------------------------------------------------------------
CURRENT PERIOD CHANGE                                                (996)                  -                    (996)
------------------------------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 1999                                           (389)                 (9)                   (398)
------------------------------------------------------------------------------------------------------------------------------------
Unrealized gain on investment securities,
     Net of tax of $297                                               551                   -                     551
Less: reclassification adjustment for losses
     Included in net income, net of tax of $(27)                      (50)                  -                     (50)
Foreign currency translation adjustment,
     Net of tax of $1                                                   -                   1                       1
------------------------------------------------------------------------------------------------------------------------------------
CURRENT PERIOD CHANGE                                                 501                   1                     502
------------------------------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2000                                            112                  (8)                    104
------------------------------------------------------------------------------------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


10.  BENEFIT PLANS

     Pension and Other Postretirement Benefits
     -----------------------------------------

     The Company participates in a qualified, noncontributory defined benefit pension plan sponsored by Citigroup. In addition, the Company provides certain other postretirement benefits to retired employees through a plan sponsored by TIGI. The Company's share of net expense for the qualified pension and other postretirement benefit plans was not significant for 2000, 1999 and 1998.

     401(k) Savings Plan
     -------------------

     Substantially all of the Company's employees are eligible to participate in a 401(k) savings plan sponsored by Citigroup. The Company's expenses in connection with the 401(k) savings plan were not significant in 2000, 1999 and 1998.


11.  LEASES

     Most leasing functions for TIGI and its subsidiaries are administered by Travelers Property Casualty Corp. (TPC). Rent expense related to all leases is shared by the companies on a cost allocation method based generally on estimated usage by department. Net rent expense was $26 million, $30 million, and $24 million in 2000, 1999 and 1998, respectively.

--------------------------------------------------------------------------------
        YEAR ENDING DECEMBER 31,                              MINIMUM OPERATING
        ($ in millions)                                        RENTAL PAYMENTS
--------------------------------------------------------------------------------

        2001                                                       $49
        2002                                                        48
        2003                                                        47
        2004                                                        43
        2005                                                        41
        Thereafter                                                 283
--------------------------------------------------------------------------------
        Total Rental Payments                                     $511
--------------------------------------------------------------------------------


     Future sublease rental income of approximately $90 million will partially offset these commitments. Also, the Company will be reimbursed for 50% of the rental expense for a particular lease totaling $182 million, by an affiliate. Minimum future capital lease payments are not significant.

     The Company is reimbursed for use of furniture and equipment through cost sharing agreements by its affiliates.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


12.  DERIVATIVE FINANCIAL INSTRUMENTS AND FAIR VALUE OF FINANCIAL INSTRUMENTS

     Derivative Financial Instruments
     --------------------------------

     The Company uses derivative financial instruments, including financial futures, interest rate swaps, currency swaps, equity swaps, options and forward contracts as a means of hedging exposure to interest rate, equity price, and foreign currency risk on anticipated transactions or existing assets and liabilities. The Company, through Tribeca Investments LLC, a subsidiary that is a broker/dealer, holds and issues derivative instruments for trading purposes. All of these derivative financial instruments have off-balance sheet risk. Financial instruments with off-balance sheet risk involve, to varying degrees, elements of credit and market risk in excess of the amount recognized in the balance sheet. The contract or notional amounts of these instruments reflect the extent of involvement the Company has in a particular class of financial instrument. However, the maximum loss of cash flow associated with these instruments can be less than these amounts. For interest rate swaps, currency swaps, equity swaps, options and forward contracts, credit risk is limited to the amount that it would cost the Company to replace the contracts. Financial futures contracts and purchased listed option contracts have little credit risk since organized exchanges are the counterparties. The Company as a writer of option contracts has no credit risk since the counterparty has no performance obligation after it has paid a cash premium.

     The Company monitors creditworthiness of counterparties to these financial instruments by using criteria of acceptable risk that are consistent with on-balance sheet financial instruments. The controls include credit approvals, limits and other monitoring procedures.

     The Company uses exchange-traded financial futures contracts to manage its exposure to changes in interest rates that arise from the sale of certain insurance and investment products, or the need to reinvest proceeds from the sale or maturity of investments. To hedge against adverse changes in interest rates, the Company enters long or short positions in financial futures contracts which offset asset price changes resulting from changes in market interest rates until an investment is purchased or a product is sold.

     Margin payments are required to enter a futures contract and contract gains or losses are settled daily in cash. The contract amount of futures contracts represents the extent of the Company's involvement, but not future cash requirements, as open positions are typically closed out prior to the delivery date of the contract.

     At December 31, 2000 and 1999, the Company held financial futures contracts with notional amounts of $493 million and $255 million, respectively. These financial futures had no deferred gain or deferred loss in 2000, and a deferred gain of $1.8 million and a deferred loss of $.5 million in 1999. Total gains of $6.9 million from financial futures were deferred at December 31, 1999, relating to anticipated investment purchases and investment product sales, and are reported as other liabilities. There were no deferred amounts at December 31, 2000. At December 31, 2000 and 1999, the Company's futures contracts had no fair value because these contracts were marked to market and settled in cash daily.

     The Company enters into interest rate swaps in connection with other financial instruments to provide greater risk diversification and better match assets and liabilities. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. The Company also enters

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     into basis swaps in which both legs of the swap are floating with each based on a different index. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each due date. Swap agreements are not exchange-traded so they are subject to the risk of default by the counterparty.

     At December 31, 2000 and 1999, the Company held interest rate swap contracts with notional amounts of $1,904 million and $1,498 million, respectively. The fair value of these financial instruments was $8.4 million (gain position) and $21.2 million (loss position) at December 31, 2000 and was $25.1 million (gain position) and $26.3 million (loss position) at December 31, 1999. The fair values were determined using the discounted cash flow method.

     The Company enters into currency swaps in connection with other financial instruments to provide greater risk diversification and better match assets purchased in U.S. Dollars with corresponding funding agreements issued in foreign currencies. Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, foreign currency for U.S. Dollars based upon interest amounts calculated by reference to an agreed notional principal amount. Generally, there is an exchange of foreign currency for U.S. Dollars at the outset of the contract based upon the prevailing foreign exchange rate. Swap agreements are not exchange-traded so they are subject to the risk of default by the counterparty.

     At December 31, 2000 and 1999, the Company held currency swap contracts with notional amounts of $974.0 million and $732.7 million, respectively. The fair value of these financial instruments was $1.0 million (gain position) and $144.3 million (loss position) at December 31, 2000, respectively, and $59.0 million (loss position) at December 31, 1999. The fair values were determined using the discounted cash flow method.

     At December 31, 2000 and 1999, the Company held interest rate, currency and equity swap contracts with affiliate counterparties with a notional amount of $168.7 million and $207.5 million, respectively, and a fair value of $8.3 million (gain position) and $22.6 million (loss position), respectively.

     The Company uses equity option contracts to manage its exposure to changes in equity market prices that arise from the sale of certain insurance products. To hedge against adverse changes in the equity market prices, the Company enters long positions in equity option contracts with major financial institutions. These contracts allow the Company, for a fee, the right to receive a payment if the Standard and Poor's 500 Index falls below agreed upon strike prices.

     At December 31, 2000 and 1999, the Company held equity options with notional amounts of $462.3 million and $275.4 million, respectively. The fair value of these financial instruments was $14.4 million (gain position) and $32.6 million (gain position) at December 31, 2000 and 1999, respectively. The fair value of these contracts represents the estimated replacement cost as quoted by independent third party brokers.

     The off-balance sheet risks of interest rate options, equity swaps and forward contracts were not significant at December 31, 2000 and 1999.

     The off-balance sheet risk of derivative instruments held for trading purposes was not significant at December 31, 2000 and 1999.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     Financial Instruments with Off-Balance Sheet Risk
     -------------------------------------------------
     In the normal course of business, the Company issues fixed and variable rate loan commitments and has unfunded commitments to partnerships. The off-balance sheet risk of these financial instruments was not significant at December 31, 2000 and 1999. The Company had unfunded commitments to partnerships with a value of $491.2 million and $459.8 million at December 31, 2000 and 1999, respectively.

     Fair Value of Certain Financial Instruments
     -------------------------------------------
     The Company uses various financial instruments in the normal course of its business. Certain insurance contracts are excluded by Statement of Financial Accounting Standards No. 107, "Disclosure about Fair Value of Financial Instruments", and therefore are not included in the amounts discussed.

     At December 31, 2000 and 1999, investments in fixed maturities had a carrying value and a fair value of $26.8 billion and $23.9 billion, respectively. See Notes 1 and 4.

     At December 31, 2000, mortgage loans had a carrying value of $2.2 billion and a fair value of $2.2 billion and in 1999 had a carrying value of $2.3 billion and a fair value of $2.3 billion. In estimating fair value, the Company used interest rates reflecting the current real estate financing market.

     Citigroup Preferred Stock, included in other invested assets, had a carrying value and fair value of $987 million at December 31, 2000 and 1999.

     At December 31, 2000, contractholder funds with defined maturities had a carrying value of $6.8 billion and a fair value of $6.7 billion, compared with a carrying value and a fair value of $5.0 billion and $4.7 billion at December 31, 1999. The fair value of these contracts is determined by discounting expected cash flows at an interest rate commensurate with the Company's credit risk and the expected timing of cash flows. Contractholder funds without defined maturities had a carrying value of $10.1 billion and a fair value of $9.9 billion at December 31, 2000, compared with a carrying value of $10.1 billion and a fair value of $9.9 billion at December 31, 1999. These contracts generally are valued at surrender value.

     The carrying values of $588 million and $228 million of financial instruments classified as other assets approximated their fair values at December 31, 2000 and 1999, respectively. The carrying values of $2.4 billion and $1.4 billion of financial instruments classified as other liabilities also approximated their fair values at December 31, 2000 and 1999, respectively. Fair value is determined using various methods, including discounted cash flows, as appropriate for the various financial instruments.

     The assets of separate accounts providing a guaranteed return had a carrying value and a fair value of $376 million at December 31, 2000, compared with a carrying value and a fair value of $251 million at December 31, 1999. The liabilities of separate accounts providing a guaranteed return had a carrying value and a fair value of $376 million at December 31, 2000, compared with a carrying value and a fair value of $251 million at December 31, 1999.

     The carrying values of cash, trading securities and trading securities sold not yet purchased are carried at fair value. The carrying values of short-term securities and investment income accrued approximated their fair values.

     The carrying value of policy loans, which have no defined maturities, is considered to be fair value.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


13.  COMMITMENTS AND CONTINGENCIES

     Financial Instruments with Off-Balance Sheet Risk
     -------------------------------------------------
     See Note 12 for a discussion of financial instruments with off-balance sheet risk.

     Litigation
     ----------

     In March 1997, a purported class action entitled Patterman v. The Travelers, Inc., et al. was commenced in the Superior Court of Richmond County, Georgia, alleging, among other things, violations of the Georgia RICO statute and other state laws by an affiliate of the Company, Primerica Financial Services, Inc. and certain of its affiliates. Plaintiffs seek unspecified compensatory and punitive damages and other relief. From February 1998 through April 2000, various motions for transfer of the lawsuit were heard and appealed. In April 2000, the matter was remanded to the Superior Court of Richmond County by the Georgia Supreme Court. Also, in April 2000 defendants moved for summary judgement on all counts of the complaint. Discovery commenced in May 2000. Defendants intend to vigorously contest the litigation.

     The Company is also a defendant or co-defendant in various other litigation matters in the normal course of business. Although there can be no assurances, as of December 31, 2000, the Company believes, based on information currently available, that the ultimate resolution of these legal proceedings would not be likely to have a material adverse effect on its results of operations, financial condition or liquidity.


14.  RELATED PARTY TRANSACTIONS

     The principal banking functions, including payment of salaries and expenses, for certain subsidiaries and affiliates of TIGI are handled by two companies. The Company handles banking functions for the life and annuity operations of Travelers Life & Annuity and some of its non-insurance affiliates. The Travelers Indemnity Company handles banking functions for the property-casualty operations, including most of its property-casualty insurance and non-insurance affiliates. Settlements between companies are made at least monthly. The Company provides various employee benefits coverages to employees of certain subsidiaries of TIGI. The premiums for these coverages were charged in accordance with cost allocation procedures based upon salaries or census. In addition, investment advisory and management services, data processing services and claims processing services are shared with affiliated companies. Charges for these services are shared by the companies on cost allocation methods based generally on estimated usage by department.

     The Company maintains a short-term investment pool in which its insurance affiliates participate. The position of each company participating in the pool is calculated and adjusted daily. At December 31, 2000 and 1999, the pool totaled approximately $4.4 billion and $2.6 billion, respectively. The Company's share of the pool amounted to $1.8 billion and $1.0 billion at December 31, 2000 and 1999, respectively, and is included in short-term securities in the consolidated balance sheet.

     The Company markets deferred annuity products and life and health insurance through its affiliate, Salomon Smith Barney (SSB). Premiums and deposits related to these products were $1.9 billion, $1.4 billion, and $1.3 billion in 2000, 1999 and 1998, respectively.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     The Company also markets individual annuity and life and health insurance through CitiStreet Retirement Services, LLC (formerly The Copeland Companies) a division of CitiStreet a joint venture between Citigroup and State Street Bank. Deposits received from CitiStreet Retirement Services, LLC were $1.8 billion, $1.6 billion and $1.3 billion in 2000, 1999 and 1998, respectively.

     During 1998, the Company began distributing individual annuity products through an affiliate Citibank, NA, (Citibank). Deposits received from Citibank were $392 million in 2000 and were insignificant in 1999 and 1998.

     At December 31, 2000 and 1999 the Company had outstanding loaned securities to SSB for $234.1 million and $123.0 million, respectively.

     Included in other invested assets is a $987 million investment in Citigroup preferred stock at December 31, 2000 and 1999, carried at cost. Dividends received on this investment were $32 million in 2000 and $32 million in 1999.

     The Company sells structured settlement annuities to the insurance subsidiaries of TPC in connection with the settlement of certain policyholder obligations. Such premiums and deposits were $191 million, $156 million, and $104 million for 2000, 1999 and 1998, respectively. Reserves and contractholder funds related to these annuities amounted to $811 million and $798 million in 2000 and 1999, respectively.

     In the ordinary course of business, the Company purchases and sells securities through affiliated broker-dealers. These transactions are conducted on an arm's length basis.

     Primerica Life has entered into a General Agency Agreement with Primerica Financial Services, Inc. (Primerica), that provides that Primerica will be Primerica Life's general agent for marketing all insurance of Primerica Life. In consideration of such services, Primerica Life agreed to pay Primerica marketing fees of no less than $10 million based upon U.S. gross direct premiums received by Primerica Life. In each of 2000, 1999, and 1998 the fees paid by Primerica Life were $12.5 million.

     In 1998 Primerica became a distributor of products for Travelers Life & Annuity. Primerica sold $1.03 billion, $903 million and $256 million of individual annuities in 2000, 1999 and 1998, respectively.

     The Company participates in a stock option plan sponsored by Citigroup that provides for the granting of stock options in Citigroup common stock to officers and key employees. To further encourage employee stock ownership, during 1997 Citigroup introduced the WealthBuilder stock option program. Under this program, all employees meeting certain requirements have been granted Citigroup stock options. During 2000, Citigroup introduced the Citigroup 2000 Stock Purchase Plan, which allowed eligible employees of Citigroup including the Company's employees to enter into fixed subscription agreements to purchase shares at the market value on the date of the agreements. Enrolled employees are permitted to make one purchase prior to the expiration date.

     The Company also participates in the Citigroup Capital Accumulation Plan. Participating officers and other key employees receive a restricted stock award in the form of Citigroup common stock. These restricted stock awards generally vest after a three-year period and, except under limited circumstances, the stock can not be sold or transferred during the restriction period by the participant, who is required to render service to the Company during the restricted period.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     Unearned compensation expense associated with the Citigroup restricted common stock grants, which represents the market value of Citigroup's common stock at the date of grant is included with other assets in the Consolidated Balance Sheet and is recognized as a charge to income ratably over the vesting period. The Company's charge to income was insignificant during 2000, 1999 and 1998.

     The Company applies Accounting Principles Board Opinion No. 25 (APB 25) and related interpretations in accounting for stock options. Since stock options under the Citigroup plans are issued at fair market value on the date of award, no compensation cost has been recognized for these awards. FAS 123 provides an alternative to APB 25 whereby fair values may be ascribed to options using a valuation model and amortized to compensation cost over the vesting period of the options.

     Had the Company applied FAS 123 in accounting for Citigroup stock options, net income would have been the pro forma amounts indicated below:

------------------------------------------------------------------------------------------------------------------------------------
       YEAR ENDED DECEMBER 31,                                    2000             1999             1998
       ($ in millions)
------------------------------------------------------------------------------------------------------------------------------------

       Net income, as reported                                    $1,103           $1,047           $902
       FAS 123 pro forma adjustments, after tax                      (19)             (16)           (13)
------------------------------------------------------------------------------------------------------------------------------------
       Net income, pro forma                                      $1,084           $1,031           $889
------------------------------------------------------------------------------------------------------------------------------------

       The assumptions used in applying FAS 123 to account for Citigroup stock options were as follows:

------------------------------------------------------------------------------------------------------------------------------------
       YEAR ENDED DECEMBER 31,                                    2000             1999             1998
------------------------------------------------------------------------------------------------------------------------------------
       Expected volatility of Citigroup Stock                        41.5%        44.1%              37.1%
       Risk-free interest rate                                       6.23%        5.29%              5.83%
------------------------------------------------------------------------------------------------------------------------------------
       Expected annual dividend per Citigroup share                 $0.78        $0.47               $0.32
------------------------------------------------------------------------------------------------------------------------------------
       Expected annual forfeiture rate                                  5%           5%                  5%
------------------------------------------------------------------------------------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


15.  RECONCILIATION OF NET INCOME TO NET CASH PROVIDED BY OPERATING ACTIVITIES

     The following table reconciles net income to net cash provided by operating activities:

------------------------------------------------------------------------------------------------------------------------------------
        FOR THE YEAR ENDED DECEMBER 31,                                              2000            1999           1998
        ($ in millions)
------------------------------------------------------------------------------------------------------------------------------------

        Net Income From Continuing Operations                                      $1,103         $1,047           $902
             Adjustments to reconcile net income to net cash provided by operating activities:
                 Realized (gains) losses                                               77          (113)           (149)
                 Deferred federal income taxes                                         89           136              39
                 Amortization of deferred policy acquisition costs                    347           315             275
                 Additions to deferred policy acquisition costs                      (648)         (686)           (566)
                 Investment income                                                   (384)         (221)           (202)
                 Premium balances                                                      20           (13)             36
                 Insurance reserves and accrued expenses                              559           411             335
                 Other                                                                 77            99             205
------------------------------------------------------------------------------------------------------------------------------------
                 Net cash provided by operations                                   $1,240          $975            $875
------------------------------------------------------------------------------------------------------------------------------------

16.  NON-CASH INVESTING AND FINANCING ACTIVITIES

     Significant non-cash investing and financing activities include the acquisition of real estate through foreclosures of mortgage loans amounting to $205 million in 1999 and the conversion of Citigroup common stock into Citigroup preferred stock valued at $987 million in 1998.

                           UNDERTAKING TO FILE REPORTS


Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.


                              RULE 484 UNDERTAKING

Sections 33-770 et seq, inclusive of the Connecticut General Statutes ("C.G.S.") regarding indemnification of directors and officers of Connecticut corporations provides in general that Connecticut corporations shall indemnify their officers, directors and certain other defined individuals against judgments, fines, penalties, amounts paid in settlement and reasonable expenses actually incurred in connection with proceedings against the corporation. The corporation's obligation to provide such indemnification generally does not apply unless (1) the individual is wholly successful on the merits in the defense of any such proceeding; or (2) a determination is made (by persons specified in the statute) that the individual acted in good faith and in the best interests of the corporation and in all other cases, his conduct was at least not opposed to the best interests of the corporation, and in a criminal case he had no reasonable cause to believe his conduct was unlawful; or (3) the court, upon application by the individual, determines in view of all of the circumstances that such person is fairly and reasonably entitled to be indemnified, and then for such amount as the court shall determine. With respect to proceedings brought by or in the right of the corporation, the statute provides that the corporation shall indemnify its officers, directors and certain other defined individuals, against reasonable expenses actually incurred by them in connection with such proceedings, subject to certain limitations.

Citigroup Inc. also provides liability insurance for its directors and officers and the directors and officers of its subsidiaries, including the Registrant. This insurance provides for coverage against loss from claims made against directors and officers in their capacity as such, including, subject to certain exceptions, liabilities under the federal securities laws.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


               UNDERTAKING TO REPRESENT REASONABLENESS OF CHARGES

The Company hereby represents that the aggregate charges under the Policy of the Registrant described herein are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

1.         The facing sheet.
2.a        The MarketLife Prospectus.
2.b        The In-Vest Prospectus.
3.         The undertaking to file reports.
4.         The signatures.

ATTACHMENTS:
-----------

A Consent of Katherine M. Sullivan, General Counsel, to filing of her opinion as an exhibit to this Registration Statement and to the reference to her opinion under the caption "Legal Proceedings and Opinion" in the Prospectus. (See Exhibit 12 below.)

B. Consent and Actuarial Opinion pertaining to the illustrations contained in the prospectus.

C.         Consent of KPMG LLP, Independent Certified Public Accountants.

D.         Powers of Attorney. (See Exhibit 15 below.)

EXHIBITS

Copies of all exhibits which are required by Section IX, Paragraph A, of Form N-8B-2:

1. Resolution of the Board of Directors of The Travelers Insurance Company authorizing the establishment of the Registrant. (Incorporated herein by reference to Exhibit No. 1 to Post-Effective Amendment No. 17 to the Registration Statement on Form S-6 filed April 29, 1996.)

3(a). Distribution and Principal Underwriting Agreement among the Registrant, The Travelers Insurance Company and Travelers Distribution LLC (Incorporated herein by reference to Exhibit 3(a) to Post Effective Amendment No. 4 to the Registration Statement on Form N-4, File No. 333-58783 filed February 26, 2001.)

3(b). Selling Agreement. (Incorporated herein by reference to Exhibit 3(b) to Post-Effective Amendment No. 4 to the Registration Statement on Form N-4, File No. 333-27689, filed April 6, 2001.)

3(c). Agents Agreements, including schedule of sales commissions. (Incorporated herein by reference to Exhibit 3(c) to Post-Effective Amendment No. 18 to the Registration Statement on Form S-6 filed April 25, 1997.)

4.         None

5. Form of Variable Universal Life Insurance Contracts. (Incorporated herein by reference to Exhibit No. 5 to Post-Effective Amendment No. 17 to the Registration Statement on Form S-6 filed April 29, 1996.)

6(a). Charter of The Travelers Insurance Company, as amended on October 19, 1994. (Incorporated herein by reference to Exhibit 3(a)(i) to the Registration Statement filed on Form S-2, File No. 33-58677, filed via Edgar on April 18, 1995.)

6(b). By-Laws of The Travelers Insurance Company, as amended on October 20, 1994. (Incorporated herein by reference to Exhibit 3(b)(i) to the Registration Statement filed on Form S-2, File No. 33-58677, filed via Edgar on April 18, 1995.)

7.         None

8. Participation Agreements among Variable Insurance Products Fund, Fidelity Distributors Corporation and The Travelers Insurance Company; Variable Insurance Products Fund II, Fidelity Distributors Corporation and The Travelers Insurance Company; Templeton Variable Products Series Fund, Templeton Funds Distributor, Inc. and The Travelers Insurance Company; and between The Travelers Insurance Company and Dreyfus Stock Index Fund. (Incorporated herein by reference to Exhibits 8(a), 8(b), 8(c) and 8(d), respectively to Post-Effective Amendment No. 29 to the Registration Statement on Form N-4, File No. 2-79529 filed on April 19, 1996.)

9.         None

10.        Form of Application for Variable Universal Life Insurance Contracts.
           (Incorporated herein by reference to Exhibit 10 to Post-Effective Amendment No. 19 to the Registration Statement on Form S-6 filed April 24, 1998.)

11.        Specimen of each security being registered. (See Exhibit 5. above.)

12. Opinion of counsel as to the legality of the securities being registered. (Incorporated herein by reference to Exhibit 12 to Post-Effective Amendment No. 19 to the Registration Statement on Form S-6 filed April 24, 1998.)

13. Actuarial Memorandum Concerning Transfer and Redemption Procedures, as required by Rule 6e-3(T)(b)(12)(ii). (Incorporated herein by reference to Exhibit 13 to Post-Effective Amendment No. 17 to the Registration Statement on Form S-6 filed April 29, 1996.)

15. Power of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for George C. Kokulis and Katherine M. Sullivan. (Incorporated herein by reference to Exhibit 15(b) to the Post-Effective Amendment No. 21 to the Registration Statement on Form S-6, File No. 2-88637, filed April 25, 2000.)

           Powers of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatories for Glenn D. Lammey, Marla Berman Lewitus and William
           R. Hogan filed herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant, The Travelers Fund UL for Variable Life Insurance, certifies that it meets all of the requirements for effectiveness of this post-effective amendment to this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to this registration statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Hartford, State of Connecticut, on April 17, 2001.


                THE TRAVELERS FUND UL FOR VARIABLE LIFE INSURANCE
                                  (Registrant)

                         THE TRAVELERS INSURANCE COMPANY
                                   (Depositor)


                               By:*GLENN D. LAMMEY
                                  ------------------------------------
                                      Glenn D. Lammey, Chief Financial Officer,
                                      Chief Accounting Officer and Controller



Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 17th day of April 2001.


*GEORGE C. KOKULIS                  Director, Chairman of the Board, President
------------------------            and Chief Executive Officer
  (George C. Kokulis)                          (Principal Executive Officer



*GLENN D. LAMMEY                    Director, Chief Financial Officer
------------------------            Chief Accounting Officer and Controller
  (Glenn D. Lammey)                            (Principal Financial Officer)



*MARLA BERMAN LEWITUS               Director
------------------------
  (Marla Berman Lewitus)


*WILLIAM R. HOGAN                   Director
------------------------
  (William R. Hogan)



*By:    /s/Ernest J. Wright, Attorney-in-Fact

                                  EXHIBIT INDEX

ATTACHMENT or EXHIBIT                                         Method of Filing
---------------------                                        ------------------
ATTACHMENTS


B.       Consent and Actuarial Opinion pertaining to the       Electronically
         illustrations contained in the prospectus.

C        Consent of KPMG LLP, Independent Certified            Electronically
         Public Accountants


EXHIBITS

15.      Powers of Attorney authorizing Ernest J. Wright or    Electronically
         Kathleen A. McGah as signatory for Glenn D. Lammey,
         Marla Berman Lewitus and William R. Hogan.


                                                                    ATTACHMENT B


Re:    Travelers' MarketLife and Invest  (File No. 2-88637)


Dear Sir or Madam:

In my capacity as Actuary of The Travelers Insurance Company, I have provided actuarial advice concerning Travelers' MarketLife and InVest Life products. I also provided actuarial advice concerning the preparation of the Registration Statement on Form S-6, File No. 2-88637 (the "Registration Statement") for filing with the Securities and Exchange Commission under the Securities Act of 1933 in connection with the Policy.

In my opinion the illustrations of benefits under the Policies included in the prospectus under the caption "Illustrations of Death Benefit, Cash Values and Cash Surrender Values" are, based on the assumptions stated in the illustrations, consistent with the provisions of the Policies. Also, in my opinion the age selected in the illustrations is representative of the manner in which the Policies operate.

I hereby consent to the use of this opinion as an exhibit to the Registration Statement.

Very truly yours,


/s/ Mahir Dugentas, ASA, MAAA
Pricing Actuary
Product Development
April 16, 2001

                                                                    ATTACHMENT C



               Consent of Independent Certified Public Accountants




Board of Directors
The Travelers Insurance Company:


We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.


/s/ KPMG LLP


Hartford, Connecticut
April 16, 2001